Franklin
Valuemark
Funds


PROSPECTUS   November 1, 1995


777 Mariners Island Blvd., P.O. Box 7777
San Mateo, CA 94403-7777      1-800/342-3863





Franklin Valuemark Funds (the "Trust") is an investment company, organized as a Massachusetts business trust, and consisting of twenty-two separate investment portfolios or funds, each of which has different investment objectives. Shares of the funds are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts owned by their respective policyholders or contractholders. Certain funds may not be available in connection with a particular policy or contract or in a particular state. Investors should consult the separate account prospectus of the specific insurance product that accompanies this Trust prospectus for information on any applicable restrictions or limitations with respect to a separate account's investments in the Funds.

Currently, eleven of the twenty-two funds are available under the Individual Immediate Variable Annuity Contracts described in the prospectus accompanying this Trust prospectus (the "Fund" or "Funds"). This Prospectus briefly describes the information that investors should know before investing in these Funds, including the risks associated with investing in each Fund. Investors should read and retain this prospectus for future reference. A Statement of Additional Information dated November 1, 1995, as may be amended from time to time, has been filed with the Securities and Exchange Commission. It contains additional and more detailed information about the activities and operations of the Trust. A copy is available without charge from the Trust, 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, California 94403-7777 or by calling 1-800/342-3863. The Statement of Additional Information is incorporated herein by reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES OR INSURANCE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES OR INSURANCE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank; further, such shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Shares of the Funds involve investment risks, including the possible loss of principal.

This Prospectus is not an offering of the securities herein described in any state in which the offering is unauthorized. No sales representative, dealer or other person is authorized to give any information or make any representations other than those contained in this Prospectus.


SUMMARY OF FUND OBJECTIVES



FUND SEEKING STABILITY
OF PRINCIPAL AND INCOME

Money Market Fund ("Money Fund")1 seeks high current income, consistent with capital preservation and liquidity. The Fund will pursue its objective by investing exclusively in high quality money market instruments. An investment in the Money Market Fund is neither insured nor guaranteed by the U.S. Government. The Fund attempts to maintain a stable net asset value of $1.00 per share, although no assurances can be given that the Fund will be able to do so.

FUNDS SEEKING GROWTH AND INCOME

Growth and Income Fund (formerly the Equity Growth Fund) seeks capital appreciation, with current income return as a secondary objective, by investing primarily in U.S. common stocks, securities convertible into common stocks, preferred stocks, and debt securities.

Income Securities Fund1,2 seeks to maximize income while maintaining prospects for capital appreciation by investing in a diversified portfolio of domestic and foreign, including developing markets, debt obligations and/or equity securities. Debt obligations include high yield, high risk, lower rated obligations (commonly referred to as "junk bonds") which involve increased risks related to the creditworthiness of their issuers.

Rising Dividends Fund seeks capital appreciation, primarily through investment in the equity securities of companies that have paid consistently rising dividends over the past ten years. Preservation of capital is also an important consideration. The Fund seeks current income incidental to capital appreciation.

Templeton Global Asset Allocation Fund ("Asset Allocation Fund")1 seeks a high level of total return through a flexible policy of investing in equity securities, debt obligations, and money market instruments of issuers in any nation, including developing markets nations. The mix of investments among the three market segments will be adjusted in an attempt to capitalize on the total return potential produced by changing economic conditions throughout the world. Foreign investing involves special risks.

Utility Equity Fund ("Utility Fund")1 seeks both capital appreciation and current income by investing in securities of domestic and foreign, including developing markets, issuers engaged in the public utilities industry.

FUNDS SEEKING CAPITAL GROWTH

Small Cap Fund1 seeks long-term capital growth. The Fund seeks to accomplish its objective by investing primarily in equity securities of small capitalization growth companies. The Fund may also invest in foreign securities, including those of developing markets issuers. Because of the Fund's investments in small capitalization companies, an investment in the Fund may involve greater risks and higher volatility and should not be considered a complete investment program.

Templeton Developing Markets Equity Fund ("Developing Markets Fund")1 seeks long-term capital appreciation. The Fund seeks to achieve this objective by investing primarily in equities of issuers in countries having developing markets. The Fund is subject to the heightened foreign securities investment risks that accompany foreign developing markets and an investment in the Fund may be considered speculative.

Templeton Global Growth Fund ("Global Growth Fund")1 seeks long-term capital growth. The Fund hopes to achieve its objective through a flexible policy of investing in stocks and debt obligations of companies and governments of any nation, including developing markets. The realization of income, if any, is only incidental to accomplishment of the Fund's objective of long-term capital growth. Foreign investing involves special risks.

Templeton International Equity Fund ("International Fund")1 seeks long-term growth of capital. Under normal conditions, the International Equity Fund will invest at least 65% of its total assets in an internationally mixed portfolio of foreign equity securities which trade on markets in countries other than the U.S., including developing markets, and are (i) issued by companies domiciled in countries other than the U.S., or (ii) issued by companies that derive at least 50% of either their revenues or pre-tax income from activities outside of the U.S. Foreign investing involves special risks.

Templeton Pacific Growth Fund ("Pacific Fund")1 seeks long-term growth of capital, primarily through investing at least 65% of its total assets in equity securities which trade on markets in the Pacific Rim, including developing markets, and are (i) issued by companies domiciled in the Pacific Rim or (ii) issued by companies that derive at least 50% of either their revenues or pre-tax income from activities in the Pacific Rim. Investing in a portfolio of geographically concentrated foreign securities, including developing markets, involves increased susceptibility to the special risks of foreign investing and an investment in the Fund may be considered speculative.

1The Asset Allocation, Developing Markets, Global Growth, Income Securities, International, Money Market, Pacific, Small Cap, and Utility Funds may invest more than 10% of their total net assets in foreign securities which are subject to special and additional risks related to currency fluctuations, market volatility, and economic, social, and political uncertainty; investing in developing markets involves similar but heightened risks related to the relatively small size and lesser liquidity of these markets. See "Highlighted Risk Considerations, Foreign Transactions."

2The Income Securities Fund may invest up to 100% of its net assets in debt obligations rated below investment grade, commonly known as "junk bonds," or in obligations which have not been rated by any rating agency. Investments rated below investment grade involve greater risks, including price volatility and risk of default than investments in higher rated obligations. Investors should carefully consider the risks associated with an investment in this Fund in light of the securities in which it invests. See "Highlighted Risk Considerations, Lower Rated Debt Obligations."


Table of Contents



Contents                                        Page

FINANCIAL HIGHLIGHTS..............               4
INTRODUCTION......................               5
GENERAL INVESTMENT
 CONSIDERATIONS...................               6
FUND INVESTMENT OBJECTIVES
 AND POLICIES.....................               6
Stability of Principal and Income.               6
 Money Market Fund................               6
Growth and Income.................               8
 Growth and Income Fund...........               8
 Income Securities Fund...........               9
 Rising Dividends Fund............              10
 Templeton Global Asset Allocation Fund         10
 Utility Equity Fund..............              12
Capital Growth....................              13
 Small Cap Fund...................              13
 Templeton Developing Markets
  Equity Fund.....................              15
 Templeton Global Growth Fund.....              17
 Templeton International Equity Fund            18
 Templeton Pacific Growth Fund....              19
HIGHLIGHTED RISK CONSIDERATIONS...              20
 Foreign Transactions.............              20
General Considerations............              20
Investments in Developing Markets.              21
Certain Restrictions..............              22
Currency Risks and their Management             22
Interest Rate and Currency Swaps..              24
Investments in Depository Receipts              24
 Lower Rated Debt Obligations.....              25
The Funds' Portfolios.............              27
Asset Composition Table...........              27
COMMON INVESTMENT
 METHODS AND RISKS................              27
 Borrowing........................              27
 Concentration....................              28
 Convertible Securities...........              28
Convertible Securities............              28
Enhanced Convertible Securities...              29
Synthetic Convertible Securities..              30
 Debt Obligations.................              30
Corporate Debt Obligations........              30
Money Market Instruments..........              30
Mortgage-Backed and
 Asset-Backed Securities..........              30
Stripped Mortgage-Backed Securities             31
Municipal Securities..............              31
U.S. Government Securities........              31
Zero Coupon Securities............              32
 Derivatives......................              32
 Diversification..................              33
 Loan Participations..............              33
 Loans of Portfolio Securities....              33
 Options and Futures Contracts....              34
Options on Securities.............              34
Purchasing Put Options............              35
Put and Call Option on the
 Same Securities..................              35
Spread and Straddle Transactions..              35
Options on Stock Indices..........              35
Financial Futures Contracts.......              36
Interest Rate Futures Contracts...              36
Options on Interest Rate Futures Contracts      37
Stock Index Futures Contracts.....              37
Options on Stock Index Futures Contracts        37
Risks in Investing in Options and Futures
 Contracts and Related Options....              37
 Portfolio Turnover...............              38
 Repurchase and Reverse
 Repurchase Agreements............              38
Repurchase Agreements.............              38
Reverse Repurchase Agreements.....              39
 Restricted and Illiquid Securities             39
 "Rolls"..........................              39
 Small Capitalization Issuers.....              40
 Structured Notes.................              40
 Temporary Investments............              40
 Trade Claims.....................              41
 Warrants.........................              41
 "When-Issued" and "Delayed
 Delivery Transactions............              41
INVESTMENT RESTRICTIONS...........              41
MANAGEMENT........................              41
 Trustees and Officers............              41
 Managers.........................              41
Management Fees...................              42
Operating Expenses................              43
Broker/Dealer Selection...........              43
 Subadvisors......................              43
 Business Manager.................              43
 Portfolio Operations.............              44
 Biographical Information.........              44
PURCHASE, REDEMPTION, AND
 EXCHANGE OF SHARES...............              47
INCOME DIVIDENDS AND
 CAPITAL GAINS DISTRIBUTIONS......              48
DETERMINATION OF
 NET ASSET VALUE..................              49
TAX CONSIDERATIONS................              49
PERFORMANCE INFORMATION...........              50
GENERAL INFORMATION...............              50
 Custody of Assets................              50
 Distribution Plans...............              50
 Reports..........................              51
 Transfer Agent...................              51
 Voting Privileges and Other Rights             51
APPENDIX..........................              51
 Description of Bond Ratings......              51
 Description of Commercial Paper Ratings        52

Financial Highlights


Set forth below is a table containing the financial highlights for a share of each Fund during the periods indicated in the table. The information for each of the five fiscal years ended December 31, 1994 has been audited by Coopers & Lybrand L.L.P., independent auditors, whose audit report appears in the Trust's annual report dated December 31, 1994. The figures for all prior periods are also audited, but are not covered by the auditors' current report. The figures for all periods in 1995 are not audited.




                                PER SHARE OPERATING PERFORMANCE                                           RATIOS/SUPPLEMENTAL DATA

                    ------------------------------------------------------                           ------------------------------

                                               Distri-   Distri-                                               Ratio of Net
      Net Asset  Net   Net Realized            butions   butions         Net Asset         Net Assets Ratio of  Investment
Year  Value at  Invest-& Unrealized Total From From Net   from    Total   Value             at End    Expenses    Income   Portfolio
Ended Beginning ment   Gain (Loss)  Investment Investment Capital Distri- at End   Total    of Year  to Average to Average  Turnover
Dec. 31 of Year Income on SecuritiesOperations  Income    Gains   butions of Year Return+ (in 000's) Net Assets Net Assets    Rate

Growth and Income Fund
19891  10.00     0.13     0.16       0.29       -         -        -       10.29     2.90    17,850     -5        3.78      59.34
1990   10.29     0.20    (0.44)     (0.24)     (0.08)     -       (0.08)    9.97    (2.35)   53,902    0.67       3.46      45.08
1991    9.97     0.12     2.22       2.34      (0.20)     -       (0.20)   12.11    23.63   117,944    0.67       2.09      40.43
1992   12.11     0.08     0.72       0.80      (0.12)     -       (0.12)   12.79     6.73   231,659    0.62       1.44      25.22
1993   12.79     0.09     1.22       1.31      (0.11)     -       (0.11)   13.99    10.32   371,484    0.58       1.00      41.56
1994   13.99     0.19    (0.47)     (0.28)     (0.09)    (0.20)   (0.29)   13.42    (3.41)  517,877    0.54       1.81      99.21
19956  13.42     0.14     1.90       2.04      (0.19)    (0.41)   (0.60)   14.86    15.16   660,829    0.54*      2.40*     96.23
Income Securities Fund
19891  10.00     0.28     0.62       0.90       -         -        -       10.90     9.00    16,369     -5        8.63       2.54
1990   10.90     0.82    (1.62)     (0.80)     (0.21)     -       (0.21)    9.89    (7.42)   30,054    0.67      10.39       5.53
1991    9.89     0.77     3.06       3.83      (0.90)     -       (0.90)   12.82    39.93    61,266    0.67       8.91      29.65
1992   12.82     0.40     1.26       1.66      (0.59)    (0.24)   (0.83)   13.65    13.20   182,993    0.67       7.44      12.59
1993   13.65     0.33     2.18       2.51      (0.31)    (0.05)   (0.36)   15.80    18.59   737,942    0.56       6.66      10.12
1994   15.80     0.82    (1.80)     (0.98)     (0.44)    (0.07)   (0.51)   14.31   (6.27) 1,000,002    0.54       7.27      13.33
19956  14.31     0.54     1.19       1.73      (0.89)    (0.07)   (0.96)   15.08    12.07 1,145,582    0.52*      8.05*     22.19
Money Market Fund
19891   1.00     0.07     -          0.07      (0.07)     -       (0.07)    1.00     7.51    13,731     -5        7.18        -
1990    1.00     0.07     -          0.07      (0.07)     -       (0.07)    1.00     7.62    66,524    0.65       7.39        -
1991    1.00     0.05     -          0.05      (0.05)     -       (0.05)    1.00     5.48    68,060    0.67       5.43        -
1992    1.00     0.03     -          0.03      (0.03)     -       (0.03)    1.00     3.06    86,907    0.69       2.99        -
1993    1.00     0.03     -          0.03      (0.03)     -       (0.03)    1.00     2.54   131,534    0.66       2.53        -
1994    1.00     0.04     -          0.04      (0.04)     -       (0.04)    1.00     3.82   518,618    0.465      4.05        -
19956   1.00     0.03     -          0.03      (0.03)     -       (0.03)    1.00     2.88   446,549    0.395*     5.68*       -
Rising Dividends Fund
19922  10.00     0.06     0.92       0.98       -         -        -       10.98     9.80    97,687    0.675      2.11*      5.22
1993   10.98     0.14    (0.52)     (0.38)     (0.03)     -       (0.03)   10.57    (3.48)  299,730    0.79       2.31      13.58
1994   10.57     0.26    (0.69)     (0.43)     (0.17)     -       (0.17)    9.97    (4.08)  309,929    0.80       2.71      24.07
19956   9.97     0.12     1.25       1.37      (0.24)     -       (0.24)   11.10    13.75   379,755    0.77*      2.84*      8.21
Templeton Developing Markets Equity Fund
19943  10.00     0.07    (0.51)     (0.44)      -         -        -        9.56    (4.40)   98,189    1.53*      1.85*      1.15
19956   9.56     0.12     0.18       0.30      (0.04)    (0.01)   (0.05)    9.81     3.09   131,779    1.47*      3.19*     13.35
Templeton Global Asset Allocation Fund
19957  10.00     0.07     0.22       0.29       -         -        -       10.29     2.90    12,717    0.92*      4.56*     25.94

                                PER SHARE OPERATING PERFORMANCE                                           RATIOS/SUPPLEMENTAL DATA

                    ------------------------------------------------------                           ------------------------------

                                               Distri-   Distri-                                               Ratio of Net
      Net Asset  Net   Net Realized            butions   butions         Net Asset         Net Assets Ratio of  Investment
Year  Value at  Invest-& Unrealized Total From From Net   from    Total   Value             at End    Expenses    Income   Portfolio
Ended Beginning ment   Gain (Loss)  Investment Investment Capital Distri- at End   Total    of Year  to Average to Average  Turnover
Dec. 31 of Year Income on SecuritiesOperations  Income    Gains   butions of Year Return+ (in 000's) Net Assets Net Assets    Rate

Templeton Global Growth Fund
19943  10.15     0.07     0.26       0.33       -         -        -       10.48     3.15   158,856    1.14*      2.49*      7.14
19956  10.48     0.14     0.61       0.75      (0.06)     -       (0.06)   11.17     7.16   249,754    1.00*      3.77      20.75
Templeton International Equity Fund
19922  10.00     0.14    (0.38)     (0.24)      -         -        -        9.76    (2.40)   13,662    1.77*      3.91*     21.78
19934   9.76     0.18     2.60       2.78      (0.04)     -       (0.04)   12.50    28.56   310,146    1.12       1.58      29.50
1994   12.50     0.19    (0.08)      0.11      (0.03)    (0.07)   (0.10)   12.51     0.87   785,124    0.99       2.17      12.22
19956  12.51     0.24     0.72       0.96      (0.22)    (0.28)   (0.50)   12.97     7.68   821,790    0.94*      3.73*     10.00
Templeton Pacific Growth Fund
19922  10.00        -    (0.12)     (0.12)      -         -        -        9.88    (1.20)    5,788    1.315*      -         8.41
1993    9.88     0.05     4.68       4.73       -         -        -       14.61    47.87   215,882    1.14       1.29      12.36
1994   14.61     0.22    (1.50)     (1.28)     (0.03)    (0.06)   (0.09)   13.24    (8.79)  375,832    1.07       2.04       4.29
19956  13.24     0.18     0.14       0.32      (0.26)    (0.11)   (0.37)   13.19     2.38   348,046    1.04*      2.33*     20.65
Utility Equity Fund
19891  10.00     0.17     1.97       2.14       -         -        -       12.14    21.40    15,151     -5        5.63       4.43
1990   12.14     0.40    (0.18)      0.22      (0.10)     -       (0.10)   12.26     1.84    77,739    0.68       6.53         -
1991   12.26     0.35     2.60       2.95      (0.35)     -       (0.35)   14.86    24.56   243,626    0.63       5.92       2.01
1992   14.86     0.35     0.92       1.27      (0.31)     -       (0.31)   15.82     8.69   667,118    0.55       5.18       0.13
1993   15.82     0.38     1.28       1.66      (0.34)     -       (0.34)   17.14    10.54 1,589,634    0.51       4.47       4.80
1994   17.14     0.95    (2.94)     (1.99)     (0.62)    (0.11)   (0.73)   14.42   (11.56)1,155,110    0.52       5.58      11.74
19956  14.42     0.43     1.41       1.84      (0.90)     -       (0.90)   15.36    12.71 1,277,804    0.52*      5.57*      6.64




*Annualized.

+Total return measures the change in value of an investment over the periods indicated. It assumes reinvestment of dividends and capital gains, if any, at net asset value and is not annualized.

1For the period January 24, 1989 (effective date) to December 31, 1989.

2For the period January 27, 1992 (effective date) to December 31, 1992.

3For the period March 15, 1994 (effective date) to December 31, 1994.

4Per share amounts have been calculated using the average shares outstanding during the period.

5During the periods indicated Franklin Advisers, Inc., the investment manager, agreed in advance to waive a portion of its management fees and make payment of other expenses incurred by the Funds. Had such action not been taken, ratios of operating expenses to average net assets would have been as follows:

                                   Ratio of Expenses
                                   Fiscal to Average
Fund Name                           Year Net Assets

Money Market Fund......                 19891  0.95%
                                        1994   0.54
                                        19956  0.52
Growth and Income Fund.                 19891  1.01
Income Securities Fund.                 19891  1.01
Templeton Pacific Growth Fund           19922  2.57*
Rising Dividends Fund..                 19922  0.76*
Utility Equity Fund....                 19891  1.01

6For the six months ended June 30, 1995; unaudited.

7For the period April 19, 1995 (commencement of operations) through August 31, 1995; unaudited.


Introduction



Franklin Valuemark Funds (the "Trust") is an open-end management investment company, or mutual fund, organized as a Massachusetts business trust on April 26, 1988 and registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"). The Trust currently consists of the twenty-two separate investment portfolios or funds, each of which is, in effect, a separate mutual fund. The Trust issues a separate series of shares of beneficial interest for each fund. An investor, by investing in a fund, becomes entitled to a pro rata share of all dividends and distributions arising from the net income and capital gains on the investments of that fund. Likewise, an investor shares pro rata in any losses on the investments of that fund.

Shares of the Trust are currently sold only to separate accounts (the "Variable Accounts") of the Allianz Life Insurance Company of North America and its affiliates ("Allianz Life") to fund the benefits under variable life insurance policies and variable annuity contracts (collectively the "Policies") issued by Allianz Life. The Variable Accounts are divided into sub-accounts (the "Sub-Accounts"), each of which will invest in one of the funds, as directed within the limitations described in the appropriate Policies by the owners of the respective Policies issued by Allianz Life (collectively the "Policyholders"). Some of the current funds in the Trust may not be available in connection with a particular Policy or in a particular state. Policyholders should consult the accompanying prospectus describing the specific Policy or Allianz Life for information on available funds and any applicable limitations. Currently, eleven of the twenty-two funds are available under the Individual Immediate Variable Annuity Contracts described in the prospectus accompanying this Trust prospectus (the "Fund" or "Funds").


General Investment Considerations



Each Fund has one or more investment objectives and related investment policies and uses various investment techniques to pursue these objectives and policies. There can be no assurance that any Fund will achieve its investment objective or objectives. The investment objective or objectives of each Fund are "fundamental policies" which means they may not be changed without shareholder approval. Certain investment restrictions described here or in the Statement of Additional Information ("SAI") may also be identified as "fundamental." The investment strategies, policies, and restrictions designed to realize the stated objectives, however, are typically not fundamental and may be changed by the Trust's Board of Trustees without shareholder approval.

Investors should not consider any one Fund alone to be a complete investment program and should evaluate each Fund in relation to their personal financial situation, goals, and tolerance for risk. All of the Funds are subject to the risk of changing economic conditions, as well as the risk related to the ability of the Managers to make changes in the portfolio composition of the Fund in anticipation of changes in economic, business, and financial conditions. As with any security, a risk of loss of all or a portion of the principal amount invested accompanies an investment in the shares of any of the Funds.

The different types of securities, investments, and investment techniques used by each Fund all have attendant risks of varying degrees and are described in the pages that follow. As an overview, investors should bear in mind with respect to equity securities, there can be no assurance of capital appreciation and there is a substantial risk of decline. With respect to debt obligations, there exists the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument or at all. In addition, the value of debt obligations generally rises and falls inversely with prevailing current interest rates. Increased rates of interest which frequently accompany higher inflation and/or a growing economy are likely to have a negative effect on the value of shares of Funds which invest in debt obligations. In addition to the factors which affect the value of individual securities, a Policyholder may anticipate that the value of the shares of a Fund will fluctuate with movements in the broader equity and bond markets as well. A decline in the stock market of any country in which a Fund is invested or changes in currency valuations may also affect the priceof shares of a Fund. History reflects both increases and decreases in interest rates, worldwide stock markets, and currency valuations, and these may reoccur unpredictably in the future.

As stated in the descriptions of the individual Funds below, an investment in certain of the Funds involves special additional risks as a result of their ability to invest a substantial portion of their assets in high yield, high risk, lower rated debt obligations, foreign investments including those of "developing market" issuers located in emerging nations as defined by the World Bank, specialized industry sectors, derivative instruments or complex securities. These and other types of investments and investment techniques common to more than one Fund are described in greater detail, including the risks of each and any limitations, in "Highlighted Risk Considerations," "Common Investment Methods and Risks," and the SAI. All policies and percentage limitations are considered at the time of purchase. Each of the Funds will not necessarily use the strategies described to the full extent permitted unless the Managers believe that doing so will help a Fund reach its objectives, and not all instruments or strategies will be used at all times.


Fund Investment Objectives and Policies



FUND SEEKING
STABILITY OF PRINCIPAL AND INCOME

Money Market Fund

The investment objective of the Money Market Fund is to obtain as high a level of current income (in the context of the type of investments available to the Fund) as is consistent with capital preservation and liquidity. The Fund will seek to maintain a $1 per share net asset value, but there is no guarantee that it will be successful in doing so.

The Fund will pursue this objective by investing, in accordance with procedures adopted under Rule 2a-7 under the 1940 Act, only in U.S. dollar denominated instruments which the Board of Trustees determines present minimal credit risks and which are, as required by federal securities laws, rated in one of the two highest rating categories as determined by nationally recognized statistical rating organizations ("NRSROs"), or which if unrated are of comparable quality, with remaining maturities of 397 calendar days or less ("Eligible Securities"). Because the Fund will limit its investments to high quality securities, it will experience generally lower yields than if the Fund purchased securities of lower quality and correspondingly greater risk.

Eligible Securities include the following:

1. securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities ("U.S. Government Securities");

2. obligations issued or guaranteed by U.S. banks with assets of at least one billion dollars, foreign branches of U.S. banks ("Eurodollar Investment"), U.S. branches of foreign banks ("Yankee Dollar Investments"), and foreign branches of foreign banks (including certificates of deposit, bank notes, loan participation interests, commercial paper, unsecured promissory notes, time deposits, and bankers' acceptances), provided that where the obligation is issued by a branch, the parent bank has more than five billion dollars in total assets at the time of purchase ("Bank Obligations");

3. commercial paper (unsecured promissory notes including variable amount master demand notes) issued by domestic or foreign issuers;

4. other short-term obligations issued or guaranteed by U.S. corporations, or obligations issued by foreign entities ("Corporate Obligations");

5. taxable municipal securities, the interest on which is not exempt from Federal income tax, issued by or on behalf of states, territories, and possessions of the U.S. and the District of Columbia and their political subdivisions, agencies, and instrumentalities, up to 10% of the Fund's assets;

6. unrated notes, paper, obligations or other instruments that the Manager determines to be of comparable high quality; and

7. repurchase agreements with respect to any of the foregoing obligations.

U.S. Government Securities, Bank and Corporate Obligations may have fixed, floating, or variable interest rates. NRSROs include Standard & Poor's Corporation ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch Investors Service, Inc., Duff and Phelps, Inc., IBCA Limited and its affiliate IBCA Inc., and Thompson BankWatch. See Appendix for an explanation of ratings by S&P and Moody's.

Portfolio Maturity. All Fund portfolio instruments will mature within 397 calendar days or less of the time that they are acquired. The average maturity of the Fund's portfolio securities based on their dollar value will not exceed 90 days at the time of each investment. If the disposition of a portfolio security results in a dollar-weighted average portfolio maturity in excess of 90 days, the Fund will invest its available cash in such manner as to reduce its dollar-weighted average portfolio maturity to 90 days or less as soon as is reasonably practicable.

Foreign Investments. The Fund may invest up to 25% of its assets in obligations of foreign branches of U.S. or foreign banks. The Fund's investments in foreign obligations, although always dollar denominated, involve risks related to market volatility, economic, social, and political uncertainty, that are different from investments in similar obligations of domestic entities. INVESTMENT IN FOREIGN SECURITIES INVOLVES SPECIAL AND ADDITIONAL RISKS. SEE "HIGHLIGHTED RISK CONSIDERATIONS, FOREIGN TRANSACTIONS" AND THE SAI.

Other Investment Policies. Investments in obligations of U.S. branches of foreign banks, which are considered domestic banks, may only be made if such branches have a federal or state charter to do business in the U.S. and are subject to U.S. regulatory authorities. The Fund may invest up to 10% of its assets in time deposits with maturities in excess of seven calendar days. (Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate.)

The Fund will not invest more than 5% of its total assets in Eligible Securities of a single issuer, other than U.S. Government Securities, rated in the highest category by the requisite number of rating agencies, except that the Fund may exceed that limit as permitted by SEC rules for a period of up to three business days; and the Fund will not invest (a) the greater of 1% of the Fund's total assets or one million dollars in Eligible Securities issued by a single issuer rated in the second highest category, or (b) more than 5% of its total assets in Eligible Securities of all issuers rated in the second highest category.

The Fund may acquire U. S. Government Securities on a when-issued or delayed delivery basis. The Fund may also lend portfolio securities, enter into repurchase agreements, and engage in other activities specifically identified for this fund in "Common Investment Methods and Risks." These are described more fully in "Common Investment Methods and Risks" and the SAI.

FUNDS SEEKING GROWTH AND INCOME

Growth and Income Fund
(formerly the "Equity Growth Fund")

The principal investment objective of the Growth and Income Fund is capital appreciation. The Fund's secondary objective is to provide current income return.

Portfolio Investments. The Fund pursues capital appreciation by investing in securities the Manager believes have the potential to increase in value. The Fund will normally invest in the U.S. stock market by investing in a broadly diversified portfolio of common or preferred stocks and securities convertible into common stocks which may be traded on a securities exchange or over-the-counter. Such investments will be made, however, only if the Fund's Manager believes that the perceived risk is justified by the potential for capital appreciation.

The Fund seeks current income through the receipt of dividends or interest from its investments, and the payment of dividends may therefore be a consideration in purchasing debt obligations or securities for the Fund. In pursuing its secondary objective of current income, the Fund may also purchase convertible securities, including bonds or preferred stocks, debt obligations, and Money Market Instruments.

Convertible Securities. The Fund may invest in securities which provide an opportunity for equity participation. These securities (generally debt obligations or preferred stock) are convertible into a certain quantity of the common stock of the same or a different issuer, at a stated price within a specified period of time and are generally senior to common stocks in a corporation's capital structure, although they are usually subordinated to similar nonconvertible debt obligations. The convertible debt obligations in which the Fund invests are subject to the same rating criteria as the Fund's investments in debt obligations. Convertible preferred stocks are equity securities and generally carry a higher degree of market risk than debt obligations. They often may be regarded as speculative in nature.

The Fund may also invest in enhanced convertible securities which provide an investor, such as the Fund, with the opportunity to earn higher dividend income than is available on a company's common stock. These may be considered derivatives or complex securities. See "Highlighted Risk Considerations" and "Common Investment Methods and Risks."

Selection of Portfolio Investments. The investment strategy of the Fund is to generally invest in undervalued issues believed to have attractive long-term growth prospects. The Fund had been managed using primarily a quantitative analysis approach to stock selection, supported by fundamental research. In May of 1995, that management strategy was shifted to stock selection focusing on relative yield analysis, supported by fundamental and quantitative analysis.

The Fund's Manager uses relative yield analysis to target companies that have current relative yields near the upper end of their historical ranges. In doing so, the Fund's Manager hopes to identify undervalued stocks, in pursuit of the Fund's primary objective of capital appreciation. Relative yield, as used here, is a company's stock yield divided by the market yield (as defined by the S&P
500). In implementing the Fund's relative yield strategy, the Fund generally restricts its investment to stocks yielding at least 100% of the yield of the S&P 500, thereby enabling the Manager to pursue its secondary objective, namely current income. In addition to relative yield analysis, the fund employs other valuation methods including, but not limited to, quantitative and fundamental analysis. This strategy has decreased the Fund's exposure to smaller capitalization issuers in favor of mid- and larger capitalization issuers.

Foreign Investments. Although the Fund reserves the right to invest up to 30% of its assets in foreign securities not publicly traded in the U.S., the Fund's current investment strategy is to limit such investments to less than 5% of the Fund's total net assets excluding American Depository Receipts (in which the Fund may also invest). See "Highlighted Risk Considerations - Foreign Transactions".

Other Investment Policies. The Fund may also invest up to 5% of its assets in equity real estate investment trusts ("REITs") which are described in the Real Estate Fund. The Fund will not invest more than 5% of its assets in debt obligations, including convertible debt obligations, rated Ba or lower by Moody's or BB or lower by S&P, or unrated securities determined by the Manager to be of comparable quality. Under the policies stated in "Common Investment Methods and Risks" and in the SAI, the Fund may also write covered call and put options; purchase call and put options on securities and indices of securities; engage in "forward conversion" transactions; loan its portfolio securities; enter into repurchase transactions; and engage in other activities specifically identified for this Fund.

Name Change. The Board of Trustees approved a change in the Fund's name to the "Growth and Income Fund" from the "Equity Growth Fund" to better reflect its investment objectives and current strategy, effective May 1, 1995. The Fund's investment objectives, which are fundamental policies, are unchanged.

Income Securities Fund

The investment objective of the Income Securities Fund is to maximize income while maintaining prospects for capital appreciation.

Portfolio Investments. The Fund will pursue its objective typically by investing in a diversified portfolio of domestic and foreign debt obligations which may include high yield, high risk, lower rated obligations (commonly referred to as "junk bonds") as well as equity securities, selected with particular consideration of current income production along with capital appreciation. Because of the Fund's policy of investing in higher yielding, higher risk obligations, an investment in the Fund is accompanied by a higher degree of risk than is present with an investment in higher rated, lower yielding obligations. Accordingly, investors considering this fund should evaluate their overall investment goals and tolerance for risk.

In selecting portfolio investments, the Manager may invest in the securities and obligations of issuers which are corporations, associations or similar legal entities having gross assets valued by it at not less than one million dollars as shown by its latest published annual report, or in securities traded on any national securities exchange or on NASDAQ Stock Markets ("NASDAQ"), or in Money Market Instruments. Such investments may include zero coupon bonds, pay-in-kind bonds, or preferred stocks. See "Common Investment Methods and Risks."

There are no restrictions as to the proportion of investments which may be made in any particular types of security and such determination is entirely within the Manager's discretion. As market conditions change, it is conceivable that all of the assets of the Fund might be invested in debt obligations or, conversely, in common stocks. As a fundamental policy, however, the Fund will not concentrate its investments in a single industry in excess of 25% of its total assets.

Credit Quality. The Fund may invest in securities regardless of their ratings. Accordingly, the assets of the Fund may be invested in debt obligations rated Ba or lower by Moody's or BB or lower by S&P, or unrated debt obligations determined by the Manager to be of comparable quality. Higher yields are ordinarily available from lower rated debt obligations. These bonds are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation and therefore entail special risks. As an operating policy, however, the Fund will generally invest in securities that are rated at least Caa by Moody's or CCC by S&P, except for defaulted securities discussed below, or, if unrated, at least of comparable quality as determined by the Manager. SEE "HIGHLIGHTED RISK CONSIDERATIONS, LOWER RATED DEBT OBLIGATIONS," "Common Investment Methods and Risks," and the SAI for additional information, the Appendix for a discussion of the rating categories, and the "Asset Composition Table" for the ratings of the debt obligations in the fund as of December 31, 1994. Since a substantial portion of the Fund's portfolio at any particular time may consist of debt obligations, changes in the level of interest rates, among other things, will likely affect the value of the Fund's holdings and therefore the value of a Policyholder's investment.

Defaulted Debt Obligations. The Fund may purchase debt obligations of issuers not currently paying interest as well as issuers who are in default if, in the opinion of the Manager, the issuer is expected to resume interest payments or other advantageous developments appear likely, in the near term. As an operating policy, such speculative investments will not exceed 5% of the Fund's net assets. See "HIGHLIGHTED RISK CONSIDERATIONS, LOWER RATED DEBT OBLIGATIONS" AND "RESTRICTED AND ILLIQUID INVESTMENTS."

Foreign Investments. The Fund may invest up to 25% of its total net assets in foreign securities not publicly traded in the U.S., including those of developing markets issuers. The Fund may also invest in sponsored or unsponsored American Depository Receipts. The Fund's investments in foreign securities involve risks related to currency fluctuations, market volatility, and economic, social, and political uncertainty that are different from investments in similar obligations of domestic entities. INVESTMENT IN FOREIGN SECURITIES AND IN DEVELOPING MARKETS INVOLVE SPECIAL AND ADDITIONAL RISKS. SEE "HIGHLIGHTED RISK CONSIDERATIONS, FOREIGN SECURITIES" AND THE SAI.

Other Investment Policies. Under the policies stated in "Common Investment Methods and Risks," "Highlighted Risk Considerations," and in the SAI, the Fund may also invest up to 5% of its assets in loan participations and other related direct or indirect bank obligations and up to 5% of its assets in trade claims, both of which carry a high degree of risk; invest up to 5% of its assets in enhanced convertible securities which may include PERCS, ACES, DECS, MPS, and PEPS; loan its portfolio securities; enter into repurchase transactions; purchase debt obligations on a "when-issued" or "delayed-delivery" basis; write covered call options on securities; and engage in other activities specifically identified for this Fund.

Rising Dividends Fund

The investment objectives of the Rising Dividends Fund are capital appreciation and current income incidental to capital appreciation. In seeking capital appreciation, the Fund invests with a long-term investment horizon. Preservation of capital, while not an objective, is also an important consideration.

Selection of Portfolio Investments. The Fund seeks to achieve its investment objectives by investing, as a fundamental policy, at least 65% of its net assets in financially sound companies that have paid consistently rising dividends based on the investment philosophy that the securities of such companies, because of their dividend record, have a strong potential to increase in value. Under normal market conditions, the Fund's portfolio is at least 65% invested in the securities of companies that meet the following specialized criteria at the time of purchase:

1. consistent dividend increases - a company should have increased its dividend in at least eight out of the last ten years with no year showing a decrease;

2. substantial dividend increases - a company must have increased its dividend at least 100% over the past ten years;

3. reinvested earnings - dividend payout should be less than 65% of current earnings (except for utility companies);

4. strong balance sheet - long-term debt obligations should be no more than 30% of total capitalization (except for utility companies); and

5. attractive price - the current price should either be in the lower half of the stock's price/earnings ratio range for the past ten years or less than the average current market price/earnings ratio of the stocks comprising the S&P 500 Stock Index.

The remaining 35% of the Fund's assets typically are invested in dividend-paying equity securities with similar characteristics that may not meet all of the specialized criteria listed above. The Fund's investments may include common stocks, convertible securities, or rights or warrants to subscribe for or purchase common stocks.

The Manager also considers other factors, such as return on shareholder's equity, rate of earnings growth and anticipated price/earnings ratios, in selecting investments for the Fund. In addition, because capital preservation is an important consideration, the Manager generally also reviews a company's stability and the strength of its balance sheet in selecting among eligible growth companies.

Other Investment Policies. Under the policies stated in "Common Investment Methods and Risks," "Highlighted Risk Considerations - Foreign Transactions," and in the SAI, the Fund may also loan its portfolio securities, enter into repurchase transactions, write covered call options, invest in foreign securities, and engage in other activities specifically identified for this Fund.

Templeton Global Asset Allocation Fund

The investment objective of the Templeton Global Asset Allocation Fund is to seek a high level of total return through a flexible policy of investing in the following market segments: equity securities of issuers in any nation, debt obligations of companies and governments of any nation, and Money Market Instruments.

Portfolio Investments. The mix of investments among these three market segments will be adjusted in an attempt to capitalize on total return potential produced by changing economic conditions throughout the world. There are no minimum or maximum percentages as to the amount of the Fund's assets which may be invested in each of the market segments. Except as noted below and under "Investment Restrictions" in the SAI, the Manager has complete discretion in determining the amount of equity securities, debt obligations, or Money Market Instruments in which the Fund may invest.

The Fund seeks to achieve its objective by seeking investment opportunities in all types of securities issued by companies or governments of any nation, including developing markets nations. The Fund will normally be invested in at least three countries, except during defensive periods. INVESTORS SHOULD CONSIDER CAREFULLY THE SUBSTANTIAL RISKS INVOLVED IN INVESTING INFOREIGN SECURITIES, RISKS THAT ARE HEIGHTENED FOR INVESTMENTS IN DEVELOPING MARKETS. SEE "HIGHLIGHTED RISK CONSIDERATIONS, FOREIGN TRANSACTIONS."

Equity Securities. Equity securities in which the Fund may invest consistent with its investment objective and policies may include common and preferred stock, securities (bonds or preferred stock) convertible into common stock ("convertible securities"), warrants, and securities representing underlying international securities such as depository receipts. The Fund may purchase sponsored or unsponsored depository receipts, such as ADRs, EDRs, and GDRs, which will be deemed to be investments in the underlying securities for purposes of the Fund's investment policies. Depository receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted and they involve the risks of other investments in foreign securities, as discussed in "Highlighted Risk Considerations, Foreign Transactions."

Debt Obligations. Debt obligations in which the Fund may invest consistent with its investment objective and policies may include many types of debt obligations of both domestic and foreign issuers such as bonds, debentures, notes, commercial paper, and obligations issued or guaranteed by governments or government agencies or instrumentalities, and, specifically, Government National Mortgage Association ("GNMA") mortgage-backed certificates. The yields provided by GNMA securities have historically exceeded the yields on other types of U.S. Government Securities with comparable maturities; unpredictable prepayments of principal, however, can greatly change realized yields. See "Common Investment Methods and Risks." The Fund has the flexibility to invest in preferred stocks and certain debt obligations, rated or unrated, such as convertible bonds and bonds selling at a discount. Debt obligations can provide the potential for capital appreciation based on various factors such as changes in interest rates, economic and market conditions, improvement in an issuer's ability to repay principal and pay interest, and ratings upgrades.

Credit Quality. The Fund may invest in medium grade and lower quality debt obligations that are rated between BBB and as low as CC by S&P, and between Baa and as low as Ca by Moody's or, if unrated, are of equivalent investment quality as determined by the Manager. Bonds rated BB or lower are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation and may be in default. Issues of bonds rated Ca may often be in default. Higher yields are generally available from securities in the higher risk, lower rating categories of S&P or Moody's (commonly referred to as "junk bonds"); however, the values of lower rated securities generally fluctuate more than those of higher rated securities and involve greater risk of loss of income and principal. SEE "HIGHLIGHTED RISK CONSIDERATIONS, LOWER RATED DEBT OBLIGATIONS" AND "APPENDIX."

As an operating policy established by the Board, however, the Fund will not invest more than 10% of its total assets in debt obligations rated BBB or lower by S&P or Baa or lower by Moody's or if unrated, determined by the Manager to be of comparable quality. Such limit would not include defaulted debt obligations. Many debt obligations of foreign issuers, and especially developing markets issuers, are not rated by U.S. rating agencies and their selection depends on the Manager's internal analysis. The Board may consider a change in this operating policy if, in its judgment, economic conditions change such that a higher level of investment in high risk, lower quality debt obligations would be consistent with the interests of the Fund and its Shareholders.

Defaulted Debt Obligations. The Fund may, from time to time, purchase defaulted debt obligations if, in the opinion of the Managers, the issuer may resume interest payments in the near future. As an operating policy, which may be changed by the Board, the Fund will not invest more than 10% of its total assets in such speculative defaulted debt obligations. Such securities may be illiquid and as such, would be part of the Fund's overall 10% of assets limit on illiquid investments. SEE "HIGHLIGHTED RISK CONSIDERATIONS, LOWER RATED DEBT OBLIGATIONS" AND "APPENDIX" and "Restricted and Illiquid Investments."

Money Market Instruments. The Fund may invest in Money Market Instruments. In addition, the Fund may hold cash and time deposits with banks in the currency of any major nation and invest in certificates of deposit of federally insured savings and loan associations having total assets in excess of $1 billion. The Fund may also invest in commercial paper limited to obligations rated Prime-1 or Prime-2 by Moody's or A-1 or A-2 by S&P or, if not rated by Moody's or S&P, issued by companies having an outstanding debt issue currently rated Aaa or Aa by Moody's or AAA or AA by S&P. See the Appendix.

Foreign Securities. The Fund has an unlimited right to purchase securities in any foreign country, developed or underdeveloped, if they are listed on an exchange, as well as a limited right to purchase such securities if they are unlisted. The Fund's investments in foreign securities involve risks related to currency fluctuations, market volatility, and economic, social, and political uncertainty that are different from investing in similar obligations of domestic entities. See "HIGHLIGHTED RISK CONSIDERATIONS, FOREIGN TRANSACTIONS."

Currency Techniques. The Fund may, but with respect to equity securities does not currently intend, to employ certain active currency hedging techniques to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. Such techniques may include investments in foreign currency futures contracts, forward foreign currency exchange contracts ("forward contracts"), and options on foreign currencies, all of which involve specialized risks.

The Fund will normally conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market. The Fund will generally not enter into a forward contract with a term of greater than one year. The Fund has no specific limitation on the percentage of assets it may commit to forward contracts, except that it will not enter into a forward contract if the amount of assets set aside to cover the contract would impede portfolio management or the Fund's ability to meet redemption requests. The Fund may also purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. See "Highlighted Risk Considerations, Foreign Transactions" and the SAI.

Collateralized Mortgage Obligations ("CMOs"). CMOs, considered derivative or complex securities, are securities collateralized by pools of mortgage loans created by commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other issuers in the U.S. Timely payment of interest and principal (but not the market value) of these pools is supported by various forms of insurance or guarantees issuedby U.S. Government agencies, private issuers, and mortgage poolers; however, the obligation itself is not guaranteed. If the collateral securing the obligations is insufficient to make payment on the obligation, a holder could sustain a loss. In addition, the Fund may buy CMOs without insurance or guarantees if, in the opinion of the Managers, the sponsor is creditworthy. The ratings of the CMOs will be consistent with the ratings criteria of the Fund. Prepayments of the mortgages included in the mortgage pool may influence the yield of the CMO. Prepayments usually increase when interest rates are decreasing, thereby decreasing the life of the pool. Reinvestment of prepayments may be at a lower rate than that on the original CMO. As a result, the value of CMOs decrease like other debt obligations when interest rates rise, but when interest rates decline, they may not increase as much as other debt obligations, due to the prepayment feature.

Futures Contracts. The Fund may purchase and sell financial futures contracts, stock index futures contracts, bond index futures contracts, and foreign currency futures contracts for hedging purposes only and not for speculation. As an operating policy, which the Board may change, the Fund may engage in such transactions only if the total contract value of the futures contracts does not exceed 20% of the Fund's total assets and the Fund may not commit more than 5% of its total assets to initial margin deposits on futures contracts. See "Common Investment Methods and Risks, Options and Futures Contracts."

Portfolio Turnover. The Fund invests for long-term total return and does not intend to place emphasis on short-term trading profits. Accordingly, the Fund expects to have an annual portfolio turnover rate of less than 50%. Portfolio turnover could be greater in periods of unusual market movement and volatility. The Managers will weigh the potential benefits of any short-term trading against the higher transaction costs associated with a higher turnover rate.

Other Investment Policies. Under the policies stated in "Common Investment Methods and Risks," "Highlighted Risk Considerations," and in the SAI, the Fund may also invest up to 10% of its net assets in illiquid and restricted securities, purchase securities on a "when-issued" basis, enter into repurchase transactions, loan its portfolio securities with an aggregate value of up to one third of its total assets, borrow up to 331/3% of the value of its net assets for temporary or emergency purposes or to increase its holdings of portfolio securities, and engage in other activities specifically identified for this Fund.

Utility Equity Fund

The investment objectives of the Utility Equity Fund are to seek both capital appreciation and current income by concentrating investments in the securities of public utilities companies.

Portfolio Investments. The Fund pursues its objectives by investing, under normal conditions, at least 65% of the Fund's total assets in securities of issuers engaged in the public utilities industry, which includes the manufacture, production, generation, transmission and sale of gas and electric energy and water. Assets may also be invested in issuers engaged in the communications field, including entities such as telephone, telegraph, satellite, microwave and other companies providing communication facilities for the public benefit, but not those in public broadcasting. The Fund will normally invest in common stocks which are expected to yield dividends.

Foreign Investments. The Fund may invest up to 25% of its total net assets in foreign securities, including Depository Receipts and those of developing markets issuers. The Fund's investments in foreign securities involve risks related to currency fluctuations, market volatility, and economic, social, and political uncertainty that are different from investing in similar obligations of domestic entities. INVESTMENTS IN FOREIGN SECURITIES, AND DEVELOPING MARKETS, INVOLVE SPECIAL AND ADDITIONAL RISKS. SEE "HIGHLIGHTED RISK CONSIDERATIONS, FOREIGN SECURITIES" AND THE SAI.

Risks Associated with Utilities Investments. The Fund has substantial investments in gas and electric public utility companies which have certain characteristics and risks of which investors should be aware. Such characteristics include: the difficulty in obtaining adequate returns on invested capital despite frequent rate increases; the difficulty in financing large construction programs during inflationary periods; restrictions on operations and increased costs and delays attributable to environmental considerations; difficulty of the capital markets in absorbing utility debt obligations and equity securities; difficulties in obtaining fuel for electric generation at reasonable prices; difficulty in obtaining natural gas for resale; declines in the prices of alternative fuels; increased competition and concentration; risks associated with the construction and operation of nuclear power plants; and general effects of energy conservation. The Fund's policy of concentrating its investments in utilities may make it more susceptible to adverse developments than a fund with greater industry diversification.

In addition, utility stocks may be particularly sensitive to interest rate movements because investors may value such stocks based upon their yields rather than their potential growth. Accordingly, utility stocks may behave like bonds, rising in value during periods of falling interest rates and falling in value during periods of rising interest rates. Utility stocks may also, however, be affected by factors which affect equity securities generally.

Notwithstanding these risk factors, gas and electric utility companies have been favorably affected by lower financing costs, and, in the case of electrical utilities, the ability to build, operate and maintain power plants outside their historical territories. Each of the favorable factors is, of course, subject to change.

Other Investment Policies. The Fund may invest up to 5% of its assets in debt obligations, including convertible bonds issued by public utility issuers, regardless of their ratings, which means the assets of the Fund may be invested in securities rated Ba or lower by Moody's or BB or lower by S&P, or unrated securities determined by the Manager to be of comparable quality. Higher yields are ordinarily available from lower rated obligations (commonly referred to as "junk bonds") and reflect their predominantly speculative characteristics. Under the policies stated in "Common Investment Methods and Risks," "Highlighted Risk Considerations," and in the SAI, the Fund may also invest up to 5% of its assets in preferred stocks or convertible preferred stocks issued by public utility issuers, write covered call options, loan its portfolio securities, enter into repurchase transactions, and engage in other activities specifically identified for this Fund.

FUNDS SEEKING CAPITAL GROWTH

Small Cap Fund

The Fund's investment objective is long-term capital growth. The Fund seeks to accomplish its objective by investing primarily in equity securities of small capitalization growth companies. Investments in small capitalization companies may involve greater risks and greater volatility than investments in larger and more established companies.

Portfolio Investments. Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities of small capitalization growth companies ("small cap companies"). A small cap company generally has a market capitalization of less than $1 billion at the time of the Fund's investment and, in the opinion of the Fund's Manager, is positioned for rapid growth in revenues, earnings or assets. Market capitalization is defined as the total market value of a company's outstanding common stock. The securities of small cap companies are traded on U.S. or foreign stock exchanges and over-the-counter. As an operating policy the Fund will not invest more than 10% of its assets in securities issued by companies with less than three years of continuous operation.

The Fund seeks to invest at least one-third of its assets in equity securities of companies with market capitalizations of $550 million or less; there is no assurance, however, that the Fund will always be able to find suitable companies to include in this one-third portion. The Manager will monitor the availability of securities suitable for investment by the Fund and recommend appropriate action to the Board of Trustees of the Trust if it appears that this goal will not be attainable under the Fund's current objective and other policies.

Equity securities of small cap companies may consist of common stock, preferred stock, warrants for the purchase of common stock, and convertible securities. The Fund will not invest more than 10% of its assets in convertible securities, which are discussed below in "Common Investment Methods and Risks, Convertible Securities."

Selection of Portfolio Investments. The Fund has been designed to provide investors with potentially greater long-term rewards by investing in securities of small cap companies which may offer the potential for significant capital appreciation since they may be overlooked by investors or undervalued in relation to their earnings power. Small cap companies generally are not as well known to the investing public and have less of an investor following than larger companies, and therefore may provide greater opportunities for long-term capital growth as a result of relative inefficiencies in the marketplace. Such companies may be undervalued because they are part of an industry that is out of favor with investors, although the individual companies may have high rates of earning growth and be financially sound. Selection of small cap company equity securities for the Fund will be based on characteristics such as the financial strength of the company, the expertise of management, the growth potential of the company within its industry and the growth potential of the industry itself. Small cap companies often pay no dividends and current income is not a factor in the selection of stocks. The Manager uses a disciplined approach to stock selection, blending fundamental and quantitative analysis.

Risks Associated with Small Cap Investments. The Fund will primarily invest in relatively new or unseasoned companies which are in their early stages of development, or small cap companies positioned in new and emerging industries where the opportunity for rapid growth is expected to be above average. Securities of smaller or unseasoned companies present greater risks than securities of larger, more established companies. The companies may have relatively small revenues, limited product lines, and may have a small share of the market for their products or services. Small cap companies may lack depth of management, they may be unable to internally generate funds necessary for growth or potential development or to generate such funds through external financing on favorable terms, or they may be developing or marketing new products or services for which markets are not yet established and may never become established. Due to these and other factors, small cap companies may suffer significant losses as well as realize substantial growth, and investments in such companies tend to be more volatile and are therefore speculative. Besides exhibiting greater volatility, small cap company stocks may, to a degree, fluctuate independently of larger company stocks. See "Common Investment Methods and Risks-Small Capitalization Issuers".

THE FUND MAY NOT BE APPROPRIATE FOR SHORT-TERM INVESTORS, AND AN INVESTMENT IN THE FUND SHOULD NOT BE CONSIDERED A COMPLETE INVESTMENT PROGRAM.

Foreign Investments. The Fund may invest up to 25% of its total assets in foreign securities, including those of developing markets and sponsored or unsponsored Depository Receipts. The Fund will not invest more than 5% of its assets in developing markets securities. The Fund's investments in foreign securities involve risks related to currency fluctuations, market volatility, and economic, social, and political uncertainty that are different from investing in similar domestic securities. INVESTMENTS IN FOREIGN SECURITIES, PARTICULARLY IN DEVELOPING MARKETS, INVOLVE SPECIAL AND ADDITIONAL RISKS. SEE "HIGHLIGHTED RISK CONSIDERATIONS, FOREIGN SECURITIES" BELOW AND IN THE SAI.

Other Investments. Although the Fund's assets will be invested primarily in equity securities of small cap companies, the Fund may invest up to 35% of its total assets in other instruments, which may cause its performance to vary from that of the small capitalization equity markets. The Fund may invest in equity securities of larger capitalization companies which the Fund's Manager believes have strong growth potential, or in equity securities of relatively well-known, larger companies in mature industries which the Manager believes have the potential for capital appreciation.

The Fund may also invest in debt securities which the Manager believes have the potential for capital appreciation as a result of improvement in the creditworthiness of the issuer. The receipt of income is incidental to the Fund's objective of capital growth. The Fund may invest in debt securities rated B or above by Moody's or S&P, or in unrated securities the Manager has determined are of comparable quality. As an operating policy, however, the Fund will not invest more than 5% of its assets in debt obligations (including convertible debt securities) rated lower than BBB by S&P or Baa by Moody's or, if unrated, determined by the Manager to be of comparable quality. Lower rated obligations (commonly referred to as "junk bonds") are considered by the rating agencies to have increased risks related to the creditworthiness of their issuers.

The Fund may invest up to 10% of its assets in real estate investment trusts ("REITs"), which are described in "Real Estate Fund", above, including small capitalization REITs.

Other Investment Policies. The Fund may write covered put and call options on securities or financial indices. The Fund may purchase put and call options on securities or financial indices, provided that premiums on open option positions may not exceed 5% of the Fund's total assets. The Fund may purchase and sell futures contracts or related options with respect to securities, indices and currencies, provided that the sum of deposits and premiums paid on such contracts may not exceed 5% of the Fund's total assets at current values. Under the policies stated in "Common Investment Methods and Risks," "Highlighted Risk Considerations," and in the SAI, the Fund may also invest in restricted or illiquid securities, lend portfolio securities, borrow money, enter into repurchase or reverse repurchase agreements, and engage in other activities specifically identified for this Fund.

Templeton Developing Markets Equity Fund

The investment objective of the Templeton Developing Markets Equity Fund is long-term capital appreciation.

The Fund seeks to achieve this objective by investing primarily in equity securities of issuers in countries having developing markets. It is currently expected that under normal conditions at least 65% of the Fund's total assets will be invested in developing market equity securities. The Fund may, from time to time, hold significant cash positions until suitable investment opportunities are available, consistent with its policy on temporary investments. The Fund will at all times, except during defensive periods, maintain investments in at least three countries having developing markets. Investments in foreign developing markets involve heightened risks related to the small size and lesser liquidity of these markets that are in addition to the special risks associated with foreign investing, including currency fluctuations, market volatility, and economic, social, and political uncertainty. INVESTORS SHOULD CONSIDER CAREFULLY THE SUBSTANTIAL AND HEIGHTENED RISKS INVOLVED IN INVESTING IN FOREIGN DEVELOPING MARKETS SECU- RITIES. AN INVESTMENT IN THE FUND MAY BE CONSIDERED SPECULATIVE. SEE "HIGHLIGHTED RISK CONSIDERATIONS, FOREIGN TRANSACTIONS."

Investments in Developing Markets. The Fund considers countries having developing markets to be all countries that are generally considered to be developing or emerging countries by the International Bank for Reconstruction and Development (more commonly referred to as the World Bank) and the International Finance Corporation, as well as countries that are classified by the United Nations or otherwise regarded by their authorities as developing. Currently, the countries not included in this category are Ireland, Spain, New Zealand, Australia, the United Kingdom, Italy, the Netherlands, Belgium, Austria, France, Canada, Germany, Denmark, the U.S., Sweden, Finland, Norway, Japan and Switzerland.

In addition, "developing market equity securities" for purposes of the Fund means any of the following: (i) equity securities of companies the principal securities trading market for which is a developing market country, as defined above, (ii) equity securities, traded in any market, of companies that derive 50% or more of their total revenue from either goods or services produced in such developing market countries or sales made in such developing market countries, or (iii) equity securities of companies organized under the laws of, and with a principal office in, a developing market country. "Equity securities" refers to common stock, preferred stock, warrants or rights to subscribe to or purchase such securities and sponsored or unsponsored Depository Receipts such as American Depository Receipts, European Depository Receipts, and Global Depository Receipts. Depository Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted and they involve the risks of other investments in foreign securities, as discussed in "HIGHLIGHTED RISK CONSIDERATIONS, FOREIGN TRANSACTIONS."

The Fund seeks to benefit from economic and other developments in developing markets. The investment objective of the Fund reflects the belief that investment opportunities may result from an evolving long-term international trend favoring more market-oriented economies, a trend that may especially benefit certain countries having developing markets. This trend may be facilitated by local or international political, economic or financial developments that could benefit the capital markets of such countries. Certain such countries, particularly the emerging market countries which may be in the process of developing more market-oriented economies, may experience relatively high rates of economic growth. Other countries, although having relatively mature developing markets, may also be in a position to benefit from local or international developments encouraging greater market orientation and diminishing governmental intervention in economic affairs.

Other Investments. For capital appreciation, the Fund may invest up to 35% of its total assets in fixed-income debt obligations (defined as bonds, notes, debentures, commercial paper, certificates of deposit, time deposits and bankers' acceptances) which are rated at least C by Moody's or S&P or unrated debt obligations deemed to be of comparable quality by the Manager. These debt obligations entail increased risks related to the creditworthiness of their issuers. SEE "HIGHLIGHTED RISK CONSIDERATIONS, LOWER RATED DEBT OBLIGATIONS." As a current policy established by the Board, however, the Fund will not invest more than 5% of its total assets in debt obligations rated BBB or lower by S&P or Baa or lower by Moody's (the lowest category of "investment grade" rating). The Board may consider a change if economic conditions change such that a higher level of investment in high risk, lower quality debt obligations would be consistent with the objective of the Fund.

Certain debt obligations can provide the potential for capital appreciation based on various factors such as changes in interest rates, economic and market conditions, improvement in an issuer's ability to repay principal and pay interest, and ratings upgrades. Additionally, convertible bonds offer the potential for capital appreciation through the conversion feature, which enables the holder of the bond to benefit from increases in the market price of the securities into which they are convertible.

Defaulted Debt Obligations. The Fund may, from time to time, purchase defaulted debt obligations if, in the opinion of the Manager, the issuer is expected to resume interest payments or other advantageous developments appear likely, in the near term. Such securities may be illiquid. As a fundamental policy changeable only by shareholder vote, the Fund will not invest more than 10% of its total assets (at the time of purchase) in defaulted debt obligations. See "Restricted and Illiquid Investments."

Closed-End Investment Companies. Some countries, such as South Korea, Chile and India, have authorized the formation of closed-end investment companies to facilitate indirect foreign investment in their capital markets. In accordance with the 1940 Act, the Fund may invest up to 10% of its total assets in securities of closed-end investment companies. This restriction on investments in securities of closed-end investment companies may limit opportunities for the Fund to invest indirectly in certain developing markets. Shares of certain closed-end investment companies may at times be acquired only at market prices representing premiums to their net asset values. If the Fund acquires shares of closed-end investment companies, shareholders would bear both their proportionate share of expenses of the Fund (including management and advisory fees) and, indirectly, the expenses of such closed-end investment companies.

Currency Techniques. The Fund will normally conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. The Fund will generally not enter into a forward contract with a term of greater than one year. Further, the Fund will not enter into forward contracts if, as a result, the Fund will have more than 20% of its total assets committed to the consummation of such contracts. See "Highlighted Risk Considerations, Foreign Securities."

Other Investment Policies. Under the policies stated in "Highlighted Risk Considerations", "Common Investment Methods and Risks," and the SAI, the Fund may also loan its portfolio securities, engage in repurchase transactions, borrow money for investment purposes, and, for hedging purposes only, enter into transactions in options on securities, securities indices, and foreign currencies, forward foreign currency contracts, and futures contracts and related options, and engage in other activities specifically identified for this Fund. The Fund may not commit more than 5% of its total assets to initial margin deposits on futures contracts and related options, and the value of the underlying securities on which futures contracts will be written at any one time will not exceed 25% of the total assets of the Fund. When the Fund's Manager believes that market conditions warrant, the Fund may adopt a temporary defensive position and may invest without limit in Money Market Instruments denominated in U.S. dollars or in the currency of any foreign country. Presently, some of the above strategies cannot be used to a significant extent by the Fund in the markets in which the Fund will principally invest.

Templeton Global Growth Fund

The Templeton Global Growth Fund's investment objective is long-term capital growth; any income realized will be incidental.

Principal Portfolio Investments. The Fund seeks to achieve its objective through a flexible policy of investing in stocks and debt obligations of companies and governments of any nation. The Fund has the right to purchase securities in any foreign country, developed or underdeveloped. Although the Fund generally invests in common stock, it may also invest in preferred stocks and certain debt obligations, rated or unrated, such as convertible bonds and bonds selling at a discount. The Fund may, from time to time, hold significant cash positions until suitable investment opportunities are available, consistent with its policy on temporary investments.

The Fund's investments in foreign securities involve risks related to currency fluctuations, market volatility, and economic, social, and political uncertainty that are different from investing in similar obligations of domestic entities. INVESTORS SHOULD CONSIDER CAREFULLY THE SUBSTANTIAL RISKS INVOLVED IN INVESTING IN FOREIGN SECURITIES, RISKS THAT ARE HEIGHTENED FOR INVESTMENTS IN DEVELOPING MARKETS. SEE "HIGHLIGHTED RISK CONSIDERATIONS, FOREIGN TRANSACTIONS."

Other Investments. For capital appreciation, the Fund may invest in debt obligations (defined as bonds, notes, debentures, commercial paper, certificates of deposit, time deposits and bankers' acceptances) which are rated at least C by Moody's or S&P or unrated debt obligations deemed to be of comparable quality by the Manager. These debt obligations entail predominantly speculative risks. SEE "HIGHLIGHTED RISK CONSIDERATIONS, LOWER RATED DEBT OBLIGATIONS" AND "APPENDIX."

As a policy established by the Board, however, the Fund will not invest more than 5% of its total assets in debt obligations rated BBB or lower by S&P or Baa or lower by Moody's. The Board may consider a change if economic conditions change such that a higher level of investment in high risk, lower quality debt obligations would be consistent with the objective of the Fund.

These debt obligations can provide the potential for capital appreciation based on various factors such as changes in interest rates, economic and market conditions, improvement in an issuer's ability to repay principal and pay interest, and ratings upgrades. Additionally, convertible bonds offer the potential for capital appreciation through the conversion feature, which enables the holder of the bond to benefit from increases in the market price of the securities into which they are convertible.

Defaulted Debt Obligations. The Fund may, from time to time, purchase defaulted debt obligations if, in the opinion of the Manager, the issuer is expected to resume interest payments or other advantageous developments appear likely in the near term. Such securities may be illiquid. As a fundamental policy changeable only by shareholder vote, the Fund will not invest more than 10% of its total assets (at the time of purchase) in defaulted debt obligations. See "Restricted and Illiquid Investments."

Currency Techniques. The Fund may, but is not required, to employ certain currency management techniques involving risks different from those associated with investing solely in dollar-denominated securities of U.S. issuers. The Fund will normally conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. The Fund will generally not enter into a forward contract with a term of greater than one year. See "Highlighted Risk Considerations, Foreign Transactions" and the SAI.

Other Investment Policies. The Fund may purchase and sell stock index futures contracts up to an aggregate amount not exceeding 20% of its total assets and may not at any time commit more than 5% of its total assets to initial margin deposits on futures contracts. In addition, in order to increase its return or to hedge all or a portion of its portfolio investments, the Fund may purchase and sell put and call options on securities indices. These specialized investment techniques involve additional risks as described in "Common Investment Methods and Risks" and the SAI.

The Fund may invest no more than 5% of its total assets in securities issued by any one company or government, exclusive of U.S. Government Securities. The Fund may not invest more than 5% of its assets in warrants (exclusive of warrants acquired in units or attached to securities) nor more than 10% of its assets in securities with a limited trading market, i.e., "illiquid securities." Under the policies stated in "Common Investment Methods and Risks," "Highlighted Risk Considerations," and in the SAI, the Fund may also enter into repurchase agreements, lend its portfolio securities, and engage in other activities specifically identified for this Fund. The investment objective and policies described above (except as noted), as well as most of the investment restrictions described in the SAI cannot be changed without shareholder approval.

Templeton International Equity Fund

The investment objective of the Templeton International Equity Fund is to seek long-term growth of capital.

Principal Portfolio Investments. Under normal conditions, the Fund will invest at least 65% of its total assets in an internationally diversified portfolio of equity securities consisting of common and preferred stock, securities (bonds or preferred stock) convertible into common stock, warrants and securities representing underlying international securities such as ADRs and EDRs ("Equity Securities"). Such Equity Securities purchased by the Fund will trade on markets in countries other than the U.S. and which are issued by companies (i) domiciled in countries other than the U.S., or (ii) that derive at least 50% of either their revenues or pre-tax income from activities outside of the U.S. Thus, it is possible, although not anticipated, that up to 35% of the Fund's assets could be invested in U.S.
companies.

In selecting portfolio securities, the Fund attempts to take advantage of the difference between economic trends and the anticipated performance of securities and securities markets in various countries. The Fund may, from time to time, hold significant cash positions until suitable investment opportunities are available, consistent with its policy on temporary investments. The Fund's investments in foreign securities involve risks related to currency fluctuations, market volatility, and economic, social, and political uncertainty that are different from investing in similar obligations of domestic entities. INVESTORS SHOULD CONSIDER CAREFULLY THE SUBSTANTIAL RISKS INVOLVED IN INVESTING IN FOREIGN SECURITIES, RISKS THAT ARE HEIGHTENED FOR INVESTMENTS IN DEVELOPING MARKETS. SEE "HIGHLIGHTED RISK CONSIDERATIONS, FOREIGN TRANSACTIONS."

Other Investments. Up to 35% of the Fund's total assets may be invested in debt obligations of which up to 5% may be debt obligations rated Ba or lower by Moody's or BB or lower by S&P or that are not rated but determined by the Manager to be of comparable quality. These debt obligations entail predominantly speculative risks. SEE "HIGHLIGHTED RISK CONSIDERATIONS, LOWER RATED DEBT OBLIGATIONS" AND "APPENDIX." The balance may be invested in debt obligations rated Baa or better by Moody's, or BBB or better by S&P or that are not rated but determined by the Manager to be of comparable quality.

The Fund may seek capital appreciation by investing in such debt obligations which would occur through changes in relative foreign currency exchange rates, changes in relative interest rates or improvement in the creditworthiness of an issuer. These debt obligations may consist of U.S. and foreign government securities and corporate debt obligations, including Yankee bonds, Eurobonds, and Depository Receipts. See "Common Investment Methods and Risks."

Countries of Principal Investment. Normally, the Fund will invest at least 65% of its total assets in securities traded in at least three foreign countries, including the countries listed below. The Fund may invest in securities of issuers in, but not limited to, the following countries: Argentina, Australia, Austria, Belgium, Bermuda, Brazil, Canada, Chile, Colombia, Denmark, Finland, France, Germany, Greece, Hong Kong, Hungary, India, Indonesia, Israel, Italy, Japan, Korea, Luxembourg, Malaysia, Mexico, the Netherlands, New Zealand, Norway, Philippines, Portugal, Singapore, Spain, Sri Lanka, Sweden, Switzerland, Taiwan, Thailand, Turkey, the United Kingdom, and Uruguay.

Other Investment Policies. While the Fund reserves the right to invest up to 10% of its net assets in illiquid securities, it is the current policy of the Fund to limit any such investments to 5% of the Fund's net assets. The Fund may invest up to 10% of its net assets in warrants, including such warrants that are not listed on an exchange. Under the policies stated in "Common Investment Methods and Risks," "Highlighted Risk Considerations," and in the SAI, the Fund may also write covered call and put purchase options on securities, buy puts and write calls in "forward conversion" transactions, engage in "spread" and "straddle" transactions, purchase and write call and put options on stock indices, enter into contracts for the purchase or sale for future delivery of U.S. Treasury or foreign securities or futures contracts based upon financial indices, purchase and sell interest rate futures contracts and related options, purchase and sell stock index futures contracts and related options, lend its portfolio securities, engage in repurchase agreements, and engage in other activities specifically identified for this Fund.

Templeton Pacific Growth Fund

The Templeton Pacific Growth Fund seeks to provide long-term growth of capital.

Under normal conditions, the Fund will invest at least 65% of its total assets in Equity Securities as defined in the International Fund discussion above which trade on markets in the Pacific Rim, including developing markets and which are
(i) issued by companies domiciled in the Pacific Rim or (ii) issued by companies that derive at least 50% of either their revenues or pre-tax income from activities in the Pacific Rim. For purposes of the Fund's 65% investment policy, the countries in the Pacific Rim are Australia, Hong Kong, Indonesia, Japan, Korea, Malaysia, New Zealand, Singapore and Thailand. Normally, the Fund will invest at least 65% of its total assets in securities traded in at least three foreign countries, including the countries listed herein. The Fund may, from time to time, hold significant cash positions until suitable investment opportunities are available, consistent with its policy on temporary investments.

The correlation among the Singapore, Malaysia, Thailand, and Hong Kong markets is very high. Because these markets comprise such a substantial portion of the Fund's portfolio, the Fund has less geographical diversification than a broad-based international fund and thus its volatility is higher. INVESTORS SHOULD CONSIDER CAREFULLY THE SUBSTANTIAL RISKS INVOLVED IN INVESTING IN FOREIGN SECURITIES, RISKS THAT ARE HEIGHTENED FOR INVESTMENTS IN DEVELOPING MARKETS. AN INVESTMENT IN THE FUND MAY BE CONSIDERED SPECULATIVE. SEE "HIGHLIGHTED RISK CONSIDERATIONS, FOREIGN TRANSACTIONS."

Other Investments. The Fund may invest up to 35% of its assets in the securities of issuers domiciled outside of the Pacific Rim. The investments may consist of, for example (i) securities of issuers in countries that are not located in the Pacific Rim but are linked by tradition, economic markets, cultural similarities or geography to the countries in the Pacific Rim; and (ii) securities of issuers located elsewhere in the world which have operations in the Pacific Rim or which stand to benefit from political and economic events in the Pacific Rim. For example, the Fund may invest in a company outside of the Pacific Rim when the Managers believe at the time of investment that the value of the company's securities may be enhanced by conditions or developments in the Pacific Rim even though the company's production facilities are located outside of the Pacific Rim.

Up to 35% of the Fund's total assets may be invested in investment grade debt obligations rated Baa or better by Moody's, or BBB or better by S&P or, if unrated, determined by the Manager to be of comparable quality.

The Fund may seek capital appreciation by investing in such debt obligations which would occur through changes in relative foreign currency exchange rates, changes in relative interest rates or improvement in the creditworthiness of an issuer. These debt obligations may consist of U.S. and foreign government securities and corporate debt obligations, including Yankee bonds, Eurobonds, and Depository Receipts. The issuers of such debt obligations may or may not be domiciled in the Pacific Rim. See "Common Investment Methods and Risks."

Other Investment Policies. While the Fund reserves the right to invest up to 10% of its net assets in illiquid securities, it is the current policy of the Fund to limit any such investments to 5% of the Fund's net assets. The Fund may invest up to 10% of its net assets in warrants, including such warrants that are not listed on an exchange. Under the policies stated in "Common Investment Methods and Risks," "Highlighted Risk Considerations," and in the SAI, the Fund may also write covered call and put purchase options on securities, buy puts and write calls in "forward conversion" transactions, engage in "spread" and "straddle" transactions, purchase and write call and put options on stock indices, enter into contracts for the purchase or sale for future delivery of U.S. Treasury or foreign securities or futures contracts based upon financial indices, purchase and sell interest rate futures contracts and related options, purchase and sell stock index futures contracts and related options, lend its portfolio securities, engage in repurchase agreements, and engage in other activities specifically identified for this Fund.


Highlighted Risk Considerations



Foreign Transactions

Investments in the securities of companies organized outside the U.S. or of companies whose securities are principally traded outside the U.S. ("foreign issuers") or investments in securities denominated or quoted in foreign currency ("non-dollar securities") may offer potential benefits not available from investments solely in securities of domestic issuers or dollar denominated securities. Such benefits may include the opportunity to invest in foreign issuers that appear, in the opinion of the Managers, to offer better opportunity for long-term capital appreciation or current earnings than investments in domestic issuers, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the U.S. and the opportunity to reduce fluctuations in portfolio value by taking advantage of foreign securities markets that do not necessarily move in a manner parallel to U.S. markets.

General Considerations. Investing in non-dollar securities or in the securities of foreign issuers involves significant risks that are not typically associated with investing in U.S. dollar denominated securities or in securities of domestic issuers. These risks, which may involve possible losses, include political, social or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, foreign investment controls on daily stock market movements, nationalization of assets, foreign withholding and income taxation and foreign trading practices (including higher trading commissions, custodial charges and delayed settlements). Changes of governmental administrations or of economic or monetary policies, in the U.S. or abroad, or changed circumstances in dealings between nations or currency convertibility or exchange rates could result in investment losses for a Fund. In addition, there may be less publicly available information about a foreign company than about a U.S. domiciled company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. domestic companies. Further, the Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. The Fund may also encounter difficulties or be unable to vote proxies, exercise shareholder rights, pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, securities exchanges, brokers and listed companies abroad than in the U.S. This is especially true in developing markets. There is an increased risk, therefore, of uninsured loss due to lost, stolen, or counterfeit stock certificates. Confiscatory taxation or diplomatic developments could also affect investment in those countries.

Investments in foreign securities where delivery takes place outside the U.S. will be made in compliance with applicable U.S. and foreign currency restrictions and other laws limiting the amount and types of foreign investments. Investments may be in securities of foreign issuers located in both developed or undeveloped countries, but investments will not be made in any securities issued without stock certificates or comparable stock documents.

Foreign securities may be subject to greater fluctuations in price than U.S. Corporate Obligations or U.S. Government Securities. The markets on which such securities trade may have less volume and liquidity, and may be more volatile than securities markets in the U.S. Under certain market conditions, these investments may be less liquid than U.S. Corporate Obligations and are certainly less liquid than U.S. Government Securities. Finally, in the event of a default of any such foreign debt obligations, it may be more difficult for a Fund to obtain or to enforce a judgment against the issuers of such securities.

Securities which are acquired by a Fund outside the U.S. and which are publicly traded in the U.S. or on a foreign securities exchange or in a foreign securities market are not considered to be an illiquid asset so long as the Fund acquires and holds the security with the intention of reselling the security in the foreign trading market, the Fund reasonably believes it can readily dispose of the security for cash in the U.S. or foreign market, and current market quotations are readily available.

While the Funds which may acquire Foreign Securities intend to acquire securities of foreign issuers only where there are public trading markets for such securities (with the exception of the illiquid securities which may be purchased consistent with a Fund's investment objectives and policies), such investments, nevertheless, may tend to reduce the liquidity of the Funds' investment securities due to internal problems in such foreign countries or to deteriorating relations between the U.S. and such countries.

Transaction costs on foreign securities exchanges may be higher than in the U.S., and foreign securities settlements may, in some instances, be subject to delays and related administrative uncertainties. The operating expense ratio of a Fund with a significant non-U.S. portfolio can be expected to be higher than those of Funds investing exclusively in domestic securities because of its additional expenses, such as custodial costs, valuation costs and communication costs, although they are expected to be similar to expenses of other investment companies investing in a mix of U.S. securities and securities of one or more foreign countries.

Brokerage commissions, custodial services, and other costs relating to investment in developing markets are generally higher than in the U.S. Such markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

Investments in Developing Markets. These countries are located in the Asia-Pacific region, Eastern Europe, Central and South America and Africa. Countries considered to have developing markets are all countries that are generally considered to be developing or emerging countries by the International Bank for Reconstruction and Development (more commonly referred to as the World
Bank) and the International Finance Corporation, as well as countries that are classified by the United Nations or otherwise regarded by their authorities as developing. Currently, the countries not included in this category are Ireland, Spain, New Zealand, Australia, the United Kingdom, Italy, the Netherlands, Belgium, Austria, France, Canada, Germany, Denmark, the U.S., Sweden, Finland, Norway, Japan and Switzerland.

The Funds investing in developing markets seek to benefit from economic and other developments in developing markets. Such investments reflect the Managers' belief that investment opportunities may result from an evolving long-term international trend favoring more market-oriented economies, a trend that may especially benefit certain countries having developing markets. This trend may be facilitated by local or international political, economic or financial developments that could benefit the capital markets of such countries. Certain such countries, particularly the emerging market countries which may be in the process of developing more market-oriented economies, may experience relatively high rates of economic growth. Other countries, although having relatively mature developing markets, may also be in a position to benefit from local or international developments encouraging greater market orientation and diminishing governmental intervention in economic affairs.

Investments in developing or emerging markets are subject to all of the risks of foreign investing generally but have additional and heightened risks related to the small size and lesser liquidity of these markets, making investments in such markets particularly volatile. While short-term volatility can be disconcerting, investors should understand that declines of as much as 40% to 50% are not unusual in emerging markets. For investors comfortable with this level of risk, developing markets can offer the potential for high return. For example, the Hong Kong market has increased nine-fold, or 900%, in the last 14 years but has suffered eight declines of 20% or more during that time, including two declines of 40% or more.

Among the special risks associated with investment in developing or emerging markets are political or economic uncertainty. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks of foreign investment generally, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of the Fund's investments in those countries and the availability to a Fund of additional investments in those countries.

The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in those countries may also make the Fund's investments in such countries less illiquid and more volatile than investments in Japan or most Western European countries, and these Funds may be required to establish special custody or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers. The laws of some foreign countries may limit the ability of these Funds to invest in securities of certain issuers located in those countries.

Prior governmental approval of foreign investments may be required under certain circumstances in some developing countries, and the extent of foreign investment in domestic companies may be subject to limitation in other developing countries. Foreign ownership limitations also may be imposed by the charters of individual companies in developing countries to prevent, among other concerns, violation of foreign investment limitations. Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. The Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for such repatriation. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

Certain Restrictions. The Growth and Income Fund and Rising Dividends Fund presently intend to invest no more than 10% of their net assets in foreign securities not publicly traded in the U.S.

Some of the countries in which the Funds invest may not permit direct investment. Investments in such countries may only be permitted through government approved investment vehicles. Investing through such vehicles may involve frequent or layered fees or expenses and may, as well, be subject to limitations under the 1940 Act. Consistent with the 1940 Act and subject to applicable fundamental investment restrictions, each Fund may invest up to 10% of its assets in shares of other investment companies and up to 5% of its assets in any one investment company as long as the investment does not represent more than 3% of the voting stock of the acquired investment company.

While the Pacific and International Funds, to the extent consistent with their investment objectives and policies, reserve the right to invest more than 25% of their respective assets in the securities of issuers in one or more countries, they currently will not do so while one state's foreign diversification requirements would preclude them from doing so. Investors should consider the greater risk of such policy versus the safety that comes with an investment that does not involve potential geographic concentration and should compare these Funds with other investment vehicles before making an investment decision.

There may be other applicable policies or restrictions on a Fund's investments in foreign securities. See "Currency Risks and Their Management," "Investment Objectives and Policies," "Common Investment Methods and Risks" and the SAI.

Currency Risks and their Management. The relative performance of foreign currencies in which securities held by a Fund are denominated is an important factor in each Fund's overall performance. The Managers intend to manage a Fund's exposure to various currencies to take advantage of different yield, risk, and return characteristics that different currencies, currency denominations, and countries can provide for U.S. investors.

Unless otherwise indicated in the specific Fund description, the Managers generally do not actively hedge currency positions with respect to equity securities, believing that the costs outweigh the potential benefits. The Managers may, however, hedge where they believe it would be appropriate. To hedge exposure to currency fluctuations or to increase income to a Fund, each of the Funds which may invest in Foreign Securities may, but is not required to, enter into forward foreign currency exchange contracts, currency futures contracts, and options on such futures contracts, as well as purchase put or call options and write covered put and call options on currencies traded in U.S. or foreign markets. Other currency management strategies allow the Managers to hedge portfolio securities, to shift investment exposure from one currency to another, or to attempt to profit from anticipated declines in the value of a foreign currency relative to the U.S. dollar. Some of these strategies will require a Fund to set aside liquid assets in a segregated custodial account to cover its obligations. There is no assurance that the Managers' hedging strategies will be successful.

If a security is denominated in foreign currency, the value of the security to a Fund will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. A change in the value of any foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Fund's securities denominated in that currency. Such changes will also affect a Fund's income and distributions to shareholders. In addition, although the Fund will receive income on foreign securities in such currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines materially after a Fund's income has been accrued and translated into U.S. dollars, the Fund could be required to liquidate portfolio securities to make required distributions. Similarly, if an exchange rate declines between the time a Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater.

A Fund will use forward currency exchange contracts in the normal course of business to lock in an exchange rate in connection with purchases and sales of securities denominated in foreign currencies. A forward currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks). A currency futures contract is a standardized contract for the future delivery of a specified amount of currency at a future date at a price set at the time of the contract. A Fund may enter into currency futures contracts traded on regulated commodity exchanges, including non-U.S. exchanges.

A Fund will normally conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A Fund will generally not enter into a forward contract with a term of greater than one year. Some price spread on currency exchange transactions (to cover service charges) will be incurred when the Fund converts assets from one currency to another. A Fund may either accept or make delivery of the currency specified at the maturity of a forward or futures contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts and options thereon are effected on the exchange on which the contract was entered into (or on a linked exchange).

A Fund will not enter into such forward currency exchange contracts or currency futures contracts or purchase or write such options or maintain a net exposure to such contracts where the completion of the contracts would obligate the Fund to deliver an amount of currency other than U.S. dollars in excess of the value of the Fund's portfolio securities or other assets denominated in that currency or, in the case of cross-hedging, in a currency closely correlated to that currency.

A Fund will generally enter into forward contracts only under two circumstances. First, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security in relation to another currency by entering into a forward contract to buy the amount of foreign currency needed to settle the transaction. Second, when the Managers believe that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, the Fund may enter into a forward contract to sell or buy the former foreign currency (or another currency which acts as a proxy for that currency) approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. This second investment practice is generally referred to as "cross-hedging." Although forward contracts will be used primarily to protect the Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted.

As in the case of other kinds of options, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Fund's position, it may forfeit the entire amount of the premium plus related transaction costs.

A liquid secondary market for any futures or options contract may not be available when a futures or options position is sought to be closed. In addition, there may be an imperfect correlation between movements in the securities or foreign currency on which the futures or options contract is based and movements in the securities or currency in the Fund's portfolio. Successful use of futures or options contracts is further dependent on the Managers' ability to correctly predict movements in the securities or foreign currency markets and no assurance can be given that its judgment will be correct. Successful use of options on securities or stock indices is subject to similar risk considerations. In addition, by writing covered call options, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. See "Common Investment Methods and Risks" for additional information.

Interest Rate and Currency Swaps. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Currency swaps involve the exchange of their respective rights to make or receive payments in specified currencies. Since interest rate and currency swaps are individually negotiated, these Funds expect to achieve an acceptable degree of correlation between their portfolio investments and their interest rate or currency swap positions.

A Fund will only enter into interest rate swaps on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. In contrast, currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

The use of interest rate and currency swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Managers are incorrect in their forecasts of market values, interest rates and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used.

Investments in Depository Receipts. Many securities of foreign issuers are represented by American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), and Global Depository Receipts ("GDRs") (collectively "Depository Receipts"). ADRs evidence ownership of, and represent the right to receive, securities of foreign issuers deposited in a domestic bank or trust company or a foreign correspondent bank. EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depository Receipts in registered form are designed for use in the U.S. securities market and Depository Receipts in bearer form are designed for use in securities markets outside the United States.

Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States on exchanges or over-the-counter. While ADRs do not eliminate all the risk associated with foreign investments, by investing in ADRs rather than directly in the stock of foreign issuers, a Fund will avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for ADRs quoted on a national securities exchange or on NASDAQ. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. EDRs and GDRs may not necessarily be denominated in the same currency as the underlying securities into which they may be converted.

Depository Receipts may be issued under sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of Depository Receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the Depository Receipts.

Depository Receipts do not eliminate all the risk inherent in investing in the securities of foreign issuers. To the extent that a Fund acquires Depository Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depository Receipt to issue and service such Depository Receipts, there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. For purposes of each Fund's investment policies, a Fund's investments in Depository Receipts will be deemed to be investments in the underlying securities.

Lower Rated Debt Obligations

Debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated obligations are more likely to react to developments affecting market and credit risk than are more highly rated obligations, which react primarily to movements in the general level of interest rates. The Managers consider both credit risk and market risk in making investment decisions as to corporate debt obligations for a Fund.

Debt obligations rated BB or below by S&P or Ba or below by Moody's (or comparable unrated obligations), commonly called "junk bonds," are considered by S&P and Moody's, on balance, speculative and payments of principal and interest thereon may be questionable. They will generally involve more credit risk than obligations in the higher rating categories. The market values of such securities tend to reflect individual corporate developments to a greater extent than do higher rated obligations, which react primarily to fluctuations in the general level of interest rates. Such lower rated obligations also tend to be more sensitive to economic conditions than higher rated securities. Even obligations rated BBB or Baa by S&P and Moody's, ratings which are considered investment grade, possess some speculative characteristics.

Companies that issue high yielding, debt obligations are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, the risk associated with acquiring the obligations of such issuers is generally greater than is the case with higher rated obligations. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yielding obligations may experience financial stress. During such periods, such issuers may not have sufficient earnings to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding obligations because such obligations are generally unsecured and are often subordinated to other creditors of the issuer. The current economic downturn has disrupted the market for many high yield bonds and adversely affected the value of such outstanding bonds and the ability of certain issuers of such bonds to repay principal and interest.

High yielding, debt obligations frequently have call or buy-back features which would permit an issuer to call or repurchase the obligations from a Fund. Although such obligations are typically not callable for a period from three to five years after their issuance, if a call were exercised by the issuer during periods of declining interest rates, the Fund would likely have to replace such called obligation with lower yielding obligation, thus decreasing the net investment income to the Fund and dividends shareholders.

A Fund may have difficulty disposing of certain high yielding obligations because there may be a thin trading market for a particular obligation at any given time. The market for lower rated debt obligations generally tends to be concentrated among a smaller number of dealers than is the case for obligations which trade in a broader secondary retail market. Generally, purchasers of these obligations are predominantly dealers and other institutional buyers, rather than individuals. To the extent a secondary trading market for high yielding, debt obligations does exist, it is generally not as liquid as the secondary market for higher rated obligations. Reduced liquidity in the secondary market may have an adverse impact on market price and the Fund's ability to dispose of particular issues, when necessary, to meet the Fund's liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of the issuer. Reduced liquidity in the secondary market for certain obligations may also make it more difficult for the Fund to obtain market quotations based on actual trades for purposes of valuing the Fund's portfolio. Current value for these high yield issues are obtained from pricing services and/or a limited number of dealers and may be based upon factors other than actual sales. See "Determination of Net Asset Value."

Funds that acquire high yielding, debt obligations may acquire such obligations sold without registration under the federal securities laws and that therefore carry restrictions on resale. While many recent high yielding obligations have been sold with registration rights, covenants and penalty provisions for delayed registration, if a Fund is required to sell such restricted securities before the securities have been registered, it may be deemed an underwriter of such securities, as defined in the Securities Act of 1933, which entails special responsibilities and liabilities. The Fund may incur special costs in disposing of such securities; however, the Fund will generally incur no costs when the issuer is responsible for registering the securities.

Funds that may acquire high yielding, debt obligations may do so during an initial underwriting. Such obligations involve special risks because they are new issues. Those Funds have no arrangement with their underwriters or any other person concerning the acquisition of such obligations, and the Manager will carefully review the credit and other characteristics pertinent to such new issues.

Factors adversely impacting the market value of high yielding obligations will adversely impact the Funds' net asset values. For example, adverse publicity regarding lower-rated bonds, which appeared during 1989 and 1990, along with highly publicized defaults of some high yield issuers, and concerns regarding a sluggish economy which continued in 1993, depressed the prices for many such obligations. In addition, a Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holding. A Fund will rely on the Manager's judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, the Manager will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters.

Investments may also be evaluated in the context of economic and political conditions in the issuer's domicile, such as the inflation rate, growth prospects, global trade patterns and government policies. In the event the rating on an issue held in a Fund's portfolio is changed by the ratings service, such change will be considered by the Fund in its evaluation of the overall investment merits of that security but will not necessarily result in an automatic sale of the security.

Certain Funds, consistent with their investment objectives and policies may purchase debt obligations of issuers not currently paying interest as well as issuers who are in default. Current prices for defaulted bonds are generally significantly lower than their purchase price, and a Fund may have unrealized losses on such defaulted obligations which are reflected in the price of the Fund's shares. In general, debt obligations which default lose much of their value in the time period prior to the actual default so that the Fund's net assets are impacted prior to the default. A Fund may retain an issue which has defaulted because such issue may present an opportunity for subsequent price recovery.

A Fund may be required under the Internal Revenue Code of 1986, as amended (the "Code"), to accrue income for tax purposes on defaulted obligations, even though it is not currently receiving interest or principal payments on such obligations. This income must be "distributed" to the insurance company shareholders each year, whether or not such distributions are paid in cash. To the extent such distributions are paid in cash, a Fund may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as sales of Fund shares.

The Funds' Portfolios. BECAUSE OF CERTAIN OF THE FUNDS' POLICIES OF INVESTING IN HIGHER YIELDING, HIGHER RISK DEBT OBLIGATIONS, AN INVESTMENT IN SUCH A FUND IS ACCOMPANIED BY A HIGHER DEGREE OF RISK THAN IS PRESENT WITH AN INVESTMENT IN A FUND THAT INVESTS IN HIGHER RATED, LOWER YIELDING DEBT OBLIGATIONS. ACCORDINGLY, AN INVESTMENT IN ANY SUCH FUND SHOULD BE CAREFULLY EVALUATED FOR ITS APPROPRIATENESS IN LIGHT OF THE INVESTOR'S OVERALL INVESTMENT NEEDS AND GOALS. Persons on fixed incomes, such as retired persons, should also consider the increased risk of loss of principal which is present with an investment in higher risk obligations.

As of December 31, 1994, with the exception of the Income Securities Fund, which held 27.33% of its net assets in debt obligations rated below investment grade by one or more rating agencies or determined by the Manager to be of comparable credit quality, no other Fund held more than 5% of its assets in such securities. At December 31, 1994, none of the funds held any such obligations which were in default on their contractual provisions.

See the Appendix for a description of the ratings issued by investment rating services.

Asset Composition Table. A credit rating by an NRSRO evaluates only the safety of principal and interest of the debt obligation, including convertible bonds, and does not consider the market value risk associated with an investment in such an obligation. The table below shows the percentage invested in each of the specific rating categories by an NRSRO and those that are not rated by the NRSROs but deemed by the Manager to be of comparable credit quality. The information was prepared based on a dollar weighted average of the Fund's portfolio composition based on month-end assets for each of the 12 months in the fiscal year ended December 31, 1994.



                         Income Securities
Moody's                        Fund

AAA.......................    10.31%
Aa1.......................     2.27%
Aa2.......................     0.00%
Aa3.......................     0.00%
A1........................     0.00%
A2........................     0.00%
A3........................     0.01%
Baa1......................     0.18%
Baa2......................     0.41%
Baa3......................     6.61%
Ba1.......................     0.04%
Ba2.......................     1.43%
Ba3.......................     1.46%
B1........................     4.62%
B2........................     8.67%
B3........................     7.53%
Caa*......................     4.03%

*Securities which are unrated by an NRSRO have been included in the Caa rating category.



It should be noted that the above ratings are not necessarily indicative of ratings of bonds at the time of purchase.


Common Investment Methods and Risks



Certain types of investments and investment techniques authorized for more than one fund, as stated in the descriptions of the individual Funds, are described below and in the SAI in greater detail. All policies and percentage limitations are considered at the time of purchase. Each of the Funds will not necessarily use the strategies described to the full extent permitted unless the Managers believe that doing so will help a Fund reach its objectives, and not all instruments or strategies will be used at all times. See "Table of Contents" in front for complete listing and page numbers.

Borrowing

As a matter of fundamental policy, all of the Funds except the Asset Allocation, Developing Markets and Small Cap Funds, may borrow money up to 5% of the value of their respective total assets and no such borrowing may be for direct investment in securities. The Funds may also borrow from banks for temporary or short-term purposes. The Funds currently define temporary or short-term purposes to include: (i) short-term (i.e., no longer than five business days) credits for clearance of portfolio transactions; (ii) borrowing in order to meet redemption requests or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets; and (iii) borrowing in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets in the near term. As a fundamental policy, the Asset Allocation, Developing Markets and Small Cap Funds may borrow up to 33 1/3% of the value of their respective total net assets from banks to increase their holdings of portfolio securities or for temporary purposes.

Under the 1940 Act, each Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of a Fund's holdings may be disadvantageous from an investment standpoint. Leveraging by means of borrowing will exaggerate the effect of any increase or decrease in the value of portfolio securities on a Fund's net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds. A Fund will not purchase additional securities while its borrowings exceed the above percentage of its total assets.

In addition to the above, to the extent a Fund's policy is less restrictive, those Funds will nevertheless comply with a certain state's staff guidelines which currently limit a Fund's borrowing to no more than 10% of net asset value when borrowing for any general purpose and 25% of net asset value when borrowing as a temporary measure to facilitate redemptions.

Concentration

The Asset Allocation Fund, Developing Markets Fund, Global Growth Fund, Growth and Income Fund, Income Securities Fund, International Fund, Money Fund, Pacific Fund, Rising Dividends Fund, and Small Cap Fund will not invest more than 25% of the value of their respective total assets in any one particular industry (excluding the U.S. government). The Utility Fund will concentrate in a particular industry, as indicated in the separate discussion above for the Fund.

Convertible Securities

Convertible Securities. With the exception of the Money Fund, all Funds may invest in convertible securities. A convertible security is generally a debt obligation or a preferred stock which may be converted within a specified period of time into a certain quantity of the common stock of the same or different issuer. A convertible security may also be subject to redemption by the issuer but only after a particular date and under certain circumstances established upon issue. Convertible securities provide a fixed-income stream and the opportunity, through their conversion feature, to participate in the capital appreciation resulting from a market price advance in the convertible security's underlying common stock. Holders of a convertible security will have recourse only to the issuer of the convertible security which will generally be either an operating company or an investment bank.

As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. The price of a convertible security is also influenced by the market value of the security's underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. When issued by a company other than an investment bank, a convertible security tends to be senior to common stock, but at the same time is often subordinate to other types of fixed income securities issued by its respective company. Operating company issued convertible securities are typically convertible into common stock through the company issuing new common stock to the holder of the security. However, in the instance that the security is called by the issuer and the parity price of the convertible security is less than the call price, the operating company will often pay cash out instead of common stock. If the security is issued by an investment bank, the security is an obligation of and is also convertible through such investment bank. Because it has features of both common stock and a straight fixed income security, a convertible security's value can be influenced, as mentioned, by both interest rate and market movements. Consequently, convertible securities often are not influenced by a change in interest rates as much as a similar straight fixed income security or a change in share price as drastically as the respective common stock. This is because rather than a convertible security's value largely being determined by just interest rates or share price, it is often determined by a combination of the two.

The convertible debt obligations in which a Fund may invest are subject to the same rating criteria as that Fund's investments in debt obligations. However, unlike convertible debt obligations, convertible preferred stocks are equity securities. Like common stocks, preferred stocks are subordinated to all debt obligations in the event of insolvency, and an issuer's failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. Like common stocks, preferred stocks generally have no maturity date, so that their market value is dependent on the issuer's business prospects for an indefinite period of time. Finally, preferred stock dividends are dividends, rather than interest payments, and are treated as such for corporate tax purposes. For these reasons, convertible preferred stocks are treated as preferred stocks for each Fund's financial reporting, credit rating, and investment limitation purposes.

Enhanced Convertible Securities. Certain Funds may also invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stock ("PERCS"), which provide an investor, such as a Fund, with the opportunity to earn higher dividend income than is available on a company's common stock. A PERCS is a preferred stock which generally features a mandatory conversion date, as well as a capital appreciation limit which is usually expressed in terms of a stated price. Most PERCS expire three years from the date of issue, at which time they are convertible into common stock of the issuer (PERCS are generally not convertible into cash at maturity). Under a typical arrangement, if after three years the issuer's common stock is trading at a price below that set by the capital appreciation limit, each PERCS would convert to one share of common stock. If, however, the issuer's common stock is trading at a price above that set by the capital appreciation limit, the holder of the PERCS would receive less than one full share of common stock. The amount of that fractional share of common stock received by the PERCS holder is determined by dividing the price set by the capital appreciation limit of the PERCS by the market price of the issuer's common stock. PERCS can be called at any time prior to maturity, and hence do not provide call protection. However, if a PERCS is called early, the issuer must pay a call premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date of the PERCS.

Other enhanced convertible securities include, but are not limited to, ACES (Automatically Convertible Equity Securities), PEPS (Participating Equity Preferred Stock), PRIDES (Preferred Redeemable Increased Dividend Equity Securities), SAILS (Stock Appreciation Income Linked Securities), TECONS (Term Convertible Notes), QICS (Quarterly Income Cumulative Securities), and DECS (Dividend Enhanced Convertible Securities). ACES, PEPS, PRIDES, SAILS, TECONS, QICS, and DECS: are company issued convertible preferred stock; do not have a capital appreciation limit, unlike PERCS; seek to provide the investor with high current income with some prospect of future capital appreciation; are typically issued with three to four-year maturities; typically have some built-in call protection for the first two to three years; provide investors with the right to convert them into shares of common stock at a preset conversion ratio or hold them until maturity; and upon maturity, automatically convert to either cash or a specified number of shares of common stock.

Similarly, there may be enhanced convertible debt obligations issued by the operating company or by a different issuer, e.g., an investment bank company. These securities may be identified by names such as ELKS (Equity Linked Securities) or similar names. Typically they share most of the salient characteristics of an enhanced convertible preferred stock but will be ranked as senior or subordinated debt in the issuer's corporate structure according to the terms of the debt indenture.

There may be additional types of convertible securities not named here which are also similar to those described in which a Fund may invest, consistent with its objectives and policies.

An investment in an enhanced convertible security may involve additional risks to a Fund. A Fund may have difficulty disposing of such securities because there may be a thin trading market for a particular security at any given time. Reduced liquidity may have an adverse impact on market price and a Fund's ability to dispose of particular securities, when necessary, to meet the Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of an issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for a Fund to obtain market quotations based on actual trades for purposes of valuing the Fund's portfolio. Each Fund, however, intends to acquire liquid securities, though there can be no assurances that this will be achieved.

Synthetic Convertible Securities. The Asset Allocation Fund, International Fund, and the Pacific Fund may each invest a portion of its assets in "synthetic convertible" securities. A synthetic convertible is created by combining distinct securities which together possess the two principal characteristics of a true convertible security, i.e., fixed income and the right to acquire the underlying equity security. This combination is achieved by investing in nonconvertible fixed-income securities and in warrants or stock or stock index call options which grant the holder the right to purchase a specified quantity of securities within a specified period of time at a specified price or to receive cash in the case of stock index options. Synthetic convertible securities are generally not considered to be "Equity Securities" for purposes of each Fund's investment policy regarding those securities.

Synthetic convertible securities differ from the true convertible security in several respects. The value of a synthetic convertible is the sum of the values of its fixed-income component and its convertibility component. Thus, the values of a synthetic convertible and a true convertible security will respond differently to market fluctuations. Further, although the Managers expect normally to create synthetic convertibles whose two components represent one issuer, the character of a synthetic convertible allows the Fund to combine components representing distinct issuers, or to combine a fixed income security with a call option on a stock index, when the Managers determine that such a combination would better promote a Fund's investment objectives. In addition, the component parts of a synthetic convertible security may be purchased simultaneously or separately; and the holder of a synthetic convertible faces the risk that the price of the stock, or the level of the market index underlying the convertibility component will decline.

Debt Obligations

Debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). The Managers consider both credit risk and market risk in making investment decisions as to corporate debt obligations for a Fund. Debt obligations in which the Funds may invest will tend to decrease in value when prevailing interest rates rise and increase in value when prevailing interest rates fall. Generally, long-term debt obligations are more sensitive to interest rate fluctuations than short-term obligations. Because a Fund's investments in debt obligations are interest rate sensitive, a Fund's performance may be affected by the Managers' ability to anticipate and respond to fluctuations in market interest rates. Debt obligations include U.S. Government Securities, debt obligations of states or municipalities or state or municipal government agencies or instrumentalities or foreign sovereign entities, U.S. or foreign corporate debt obligations, preferred stock, zero coupon bonds and mortgage- or asset-backed securities.

Corporate Debt Obligations. See "Highlighted Risk Considerations - Lower Rated Corporate Debt Obligations."

Money Market Instruments. The investments described in the Money Market Fund, without regard to required ratings, maturity, and other criteria under Rule 2a-7 of the 1940 Act governing money market funds which define them as "Eligible Securities" for purposes of the Fund, will be referred to generally as "Money Market Instruments" in this prospectus.

Mortgage-Backed (including collateralized mortgage obligations) and Asset-Backed Securities. Mortgage-backed securities, including collateralized mortgage obligations, represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participation in, or are secured by and payable from, assets such as motor vehicle installment sale contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Such securities are generally issued by trusts and special purpose corporations.

Mortgage-backed and asset-backed securities are often subject to more rapid repayment than their stated maturity dates would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying mortgage-backed and asset-backed securities can be expected to accelerate, and thus impair a Fund's ability to reinvest the returns of principal at comparable yields. Accordingly, the market values of such securities will vary with changes in market interest rates generally and in yield differentials among various kinds of U.S. Government Securities and other mortgage-backed and asset-backed securities. Asset-backed securities present certain additional risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. There is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

Stripped Mortgage-Backed Securities. Stripped mortgage securities are derivative multiclass mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater market volatility than other types of mortgage securities in which a Fund may invest.

Stripped mortgage securities are purchased and sold by institutional investors, such as the Funds, through several investment banking firms acting as brokers or dealers. As these securities were only recently developed, traditional trading markets have not yet been established for all such securities. Accordingly, some of these securities may generally be illiquid. The staff of the SEC (the "Staff") has indicated that only government-issued IO or PO securities which are backed by fixed-rate mortgages may be deemed to be liquid, if procedures with respect to determining liquidity are established by a fund's board. The Board of Trustees may, in the future, adopt procedures which would permit a Fund to acquire, hold, and treat as liquid government-issued IO and PO securities. At the present time, however, all such securities will continue to be treated as illiquid and will, together with any other illiquid investments, not exceed 10% of a Fund's net assets. Such position may be changed in the future, without notice to shareholders, in response to the Staff's continued reassessment of this matter as well as to changing market conditions.

Stripped mortgage securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories, AAA or Aaa, by S&P or Moody's, respectively.

Municipal Securities. Municipal securities are debt obligations issued by local and state governments that provide interest income which can be either taxable or tax exempt. Municipal securities include both municipal bonds (those securities with maturities of five years or more) and municipal notes (those with maturities of less than five years). Generally, municipal securities are used to raise money for various public purposes such as constructing public facilities and making loans to public institutions. Taxable municipal bonds are generally issued to provide funding for privately operated facilities. Municipal notes are issued to meet the short-term funding requirements of local, regional, and state governments. General obligation municipal securities are secured by the issuer's pledge of full faith, credit and taxing power. Revenue or special tax bonds are payable from the revenues derived from a particular facility or, in some cases, from a special excise or other tax, but not from general tax revenue.

U.S. Government Securities. All of the Funds may purchase U.S. Government Securities. U.S. Government Securities are marketable fixed, floating and variable rate securities issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities. Some U.S. Government Securities, such as U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years) and U.S. Treasury bonds (generally maturities of more than ten years) which differ only in their interest rates, maturities and times of issuance are supported by the full faith and credit of the U.S. Government. Others, such as obligations issued or guaranteed by U.S. Government agencies, authorities or instrumentalities are supported either by
(a) the full faith and credit of the U.S. Government (such as securities of the Small Business Administration), (b) the right of the issuer to borrow from the Treasury (such as securities of the Federal Home Loan Banks), (c) the discretionary authority of the U.S. Government to purchase the agency's obligations (such as FNMA securities), or (d) only the credit of the issuer. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, authorities or instrumentalities in the future.

U.S. Government Securities may also include zero coupon bonds and Government National Mortgage Association ("GNMA") mortgage-backed certificates. The yields provided by GNMAs have historically exceeded the yields on other types of U.S. Government Securities with comparable maturities. Unpredictable prepayments of principal, however, can greatly change realized yields. In a period of declining interest rates, it is more likely that mortgages contained in GMNA pools will be prepaid thus reducing the effective yield.

Securities guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities are considered to include (i) securities for which the payment of principal and interest is backed by a guarantee of, or an irrevocable letter of credit issued by, the U.S. Government, its agencies, authorities or instrumentalities and (ii) participation in loans made to foreign governments or their agencies that are so guaranteed. The secondary market for certain of these participations is limited. Such participations may therefore be regarded as illiquid.

Each Fund may also invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS"). See "Zero Coupon Securities" below.

Zero Coupon Securities. Zero coupon bonds are debt obligations which are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. A zero coupon security pays no interest to its holder during its life and its value (above its cost to a Fund) consists of the difference between its face value at maturity and its cost. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds generally provide for a period of delay before the regular payment of interest begins. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond's term to maturity. Such investments benefit the issuer by mitigating its initial need for cash to meet debt obligations service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments experience greater volatility in market value due to changes in interest rates than debt obligations which provide for regular payments of interest. A Fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations.

One particular zero coupon security a Fund may purchase is the FICO STRIP, each of which represents an interest in securities issued by the Financing Corporation ("FICO"), whose sole purpose is to function as a financing vehicle for recapitalizing the Federal Savings and Loan Insurance Corporation ("FSLIC"). FICO STRIPS are not backed by the full faith and credit of the U.S. Government but are generally treated as U.S. Government Agency Securities.

Derivatives

As described in the individual Fund sections or the SAI, certain of the Funds may use certain types of instruments, sometimes referred to as "derivatives." Derivatives are used to help (a) manage risks relating to interest rates, currency fluctuations and other market factors ("hedging"); (b) increase liquidity; and/or (c) invest in a particular stock or bond in a more efficient or less expensive way. Derivatives are broadly defined as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset, such as stock prices or indices of securities, interest rates, currency exchange rates, or commodity prices. Some, all, or the component parts of, the following instruments might be considered derivatives or complex securities: adjustable rate mortgage securities; adjustable rate securities; collateralized mortgage obligations; convertible securities with enhanced yield features such as PERCS, ACES, DECS, and PEPS; forward contracts; futures contracts; inverse floaters and super floaters; multiclass pass-throughs, stripped mortgage securities, and other asset-backed securities; options; real estate mortgage investment conduits; spreads and straddles; swaps; synthetic convertible securities; and uncovered mortgage dollar rolls. These instruments and their risks are discussed in this section, the individual Fund sections, and/or in the SAI.

Diversification

Each Fund intends to diversify its investments to meet the requirements under
Section 5 of the 1940 Act, under Section 851 of the Code relating to regulated investment companies, under Section 817 of the Code relating to the treatment of variable contracts issued by insurance companies, and under a certain state's staff guidelines on foreign investments.

As diversified funds under the 1940 Act, each such Fund may not, with respect to 75% of its total assets, purchase the securities of any one issuer (except U.S. Government Securities) if more than 5% of the value of the Fund's assets would be invested in such issuer.

In order to comply with the Code's diversification requirements under Section 817, each Fund will diversify its investments such that (i) no more than 55% of the Fund's assets is represented by any one investment; (ii) no more than 70% of the Fund's assets is represented by any two investments; (iii) no more than 80% of the Fund's assets is represented by any three investments; and (iv) no more than 90% of the Fund's assets is represented by any four investments. In the case of Funds investing in obligations of U.S. government agencies or instrumentalities, each agency or instrumentality is treated as a separate issuer for purposes of the above rules.

To comply with a certain state's staff guidelines, each Fund which invests in foreign countries, as a nonfundamental policy, will follow certain diversification guidelines with respect to the amount of net assets and the number of foreign countries in which it may invest. Each such Fund will be invested in a minimum of five different foreign countries if it has 80% or more of its net assets invested in foreign countries. Each such Fund may, however, reduce this minimum to four foreign countries if less than 80% of its net assets are invested in foreign countries. Each Fund may further reduce the minimum to three foreign countries if less than 60%; to two foreign countries if less than 40%; and to one foreign country if less than 20% of such Fund's net assets are invested in issuers located in foreign countries.

No Fund will have more than 20% of its net assets invested in issuers located in any one foreign country except that a Fund may have up to an additional 15% of its net assets in securities of issuers located in any one of the following countries: Australia, Canada, France, Japan, the United Kingdom and Germany. These diversification guidelines do not apply to a Fund's investment in issuers located in the U.S.

Loan Participations

Certain Funds may acquire loan participations in which a Fund will purchase from a lender a portion of a larger loan which it has made to a borrower. These instruments are typically interests in floating or variable rate senior loans to U.S. corporations, partnerships, and other entities. Generally such loan participations trade at par value, are sold without guarantee or recourse to the lending institution, and are subject to the credit risks of both the borrower and the lending institution. They may enable a Fund to acquire an interest in a loan from a financially strong borrower which it could not do directly. Some loan participations sell at a discount because of the borrower's credit problems. To the extent the borrower's credit problems are resolved, the loan participations may appreciate in value. Such loan participations, however, carry substantially the same risk as that for defaulted debt obligations and may cause loss of the entire investment. Most loan participations are illiquid and, as such, will be included in a fund's percentage limitation for illiquid securities.

Loans of Portfolio Securities

Consistent with procedures approved by the Board of Trustees and subject to various conditions, the Funds may lend their portfolio securities to qualified securities dealers or other institutional investors, provided that such loans do not exceed 30% of the value of a Fund's total assets at the time of the most recent loan (one-third of the Fund's assets in the case of the International, Pacific, Asset Allocation, and Developing Markets Funds), and further provided that the borrower deposits and maintains 100% collateral in the form of cash, U.S. government securities, or irrevocable letters of credit for the benefit of the Fund with the Fund's custodian. The lending of securities is a common practice in the securities industry. A Fund will engage in security loan arrangements with the objective of increasing the Fund's income either through investing the cash collateral in short-term, interest bearing obligations or by receiving loan premiums from the borrower. The Fund will continue to be entitled to all dividends or interest on any loaned securities. If the borrower defaults on its obligations to return borrowed securities because of insolvency or otherwise, the Fund could experience delays and costs in gaining access to the collateral and could suffer a loss to the extent that the value of the collateral falls below the market value of the borrowed securities.

Options and Futures Contracts

Certain of the Funds may invest in options and futures contracts. The discussion below is intended to be generic for those funds permitted under their investment policies to purchase options and futures and any limitations noted in this section are qualified by the Funds' individual policies as stated in the descriptions of each of the Funds. Unless otherwise noted in the individual fund descriptions above, none of the Funds investing in these contracts will purchase or sell futures contracts or options on futures contracts if immediately thereafter the aggregate amount of initial margin deposits on all the futures positions of the Fund and premiums paid on options on futures contracts would exceed 5% of the market value of the total assets of the respective Fund. See the "Investment Objectives and Policies" of the specific Fund for a discussion of whether, and to what extent, the Fund may purchase these investments.

Options on Securities. Covered call options in which a Fund may invest are typically listed for trading on a national securities exchange. All options written by a Fund will be "covered."

Call options written by a Fund give the holder the right to buy the underlying securities from the Fund at a stated exercise price. Put options written by a Fund give the holder the right to sell the underlying security to the Fund at a stated exercise price. A call option written by a Fund is "covered" if that Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if a Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by a Fund in cash and high grade debt obligations in a segregated account with its custodian.

A put option written by a Fund is "covered" if the Fund maintains cash and high grade debt obligations with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand, and interest rates.

The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased.

The writing of covered put options involves certain risks. For example, if the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, a Fund may attempt to close the position or take delivery of the security at the exercise price, and the Fund's return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.

Call options on securities may be purchased to limit the risk of a substantial increase in the market price of such security. A Fund may also purchase call options on securities held in its portfolio and on which it has written a call option. A call option gives the holder the right to buy the underlying securities from the option writer at a stated exercise price. Prior to its expiration, a call option may be sold in a closing sale transaction. Profit or loss from such a sale will depend on whether the amount received is more or less than the premium paid for the call option plus the related transaction costs.

Purchasing Put Options. Put options on particular securities may be purchased to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option. A put option gives the holder the right to sell the underlying security at the option exercise price at any time during the option period. The ability to purchase put options will allow a Fund to protect the unrealized gain in an appreciated security in its portfolio without actually selling the security. In addition, a Fund will continue to receive interest or dividend income on the security. A Fund may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such sales will result in a net gain or loss, depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid for the put option that is sold. Such gain or loss may be wholly or partially offset by a change in the value of the underlying security which the Fund owns or has the right to acquire.

Put and Call Options on the Same Securities. A Fund may buy puts and write calls on the same portfolio security in "forward conversion" transactions. All options written by a Fund will be covered. In a forward conversion, a Fund will purchase securities and write call options and purchase put options on such securities. By purchasing puts, the Fund protects the underlying security from depreciation in value. By selling or writing calls on the same security, a Fund receives premiums which may offset part or all of the cost of purchasing the puts while forgoing the opportunity for appreciation in the value of the underlying security. A Fund will not exercise a put it has purchased while a call option on the same security is outstanding. The use of options in connection with forward conversions is intended to hedge against fluctuations in the market value of the underlying security. Although it is generally intended in forward conversion transactions that the exercise price of put and call options would be identical, situations might occur in which some option positions are acquired with different exercise prices. Therefore, each Fund's return may depend in part on movements in the price of the underlying security because of the different exercise prices of the call and put options. Such price movements may also affect each Fund's total return if the conversion is terminated prior to the expiration date of the options. In such event, a Fund's return may be greater or less than it would otherwise have been if it had hedged the security only by purchasing put options.

Spread and Straddle Transactions. In addition to the options strategies described above, a Fund may engage in "spread" transactions in which a Fund purchases and writes a put or call option on the same underlying security with the options having different exercise prices and/or expiration dates. All options written by a Fund will be covered. A Fund may also engage in so-called "straddles," in which the Fund may purchase or write combinations of put and call options on the same security. When a Fund engages in spread and straddle transactions, it seeks to profit from differentials in the option premiums paid and received and in the market prices of the related options positions when they are closed out or sold. Because the purchase of options by a Fund in connection with these transactions may, under certain circumstances, involve a limited degree of investment leverage, a Fund will not enter into any spreads or straddles or otherwise purchase puts or calls if, as a result, more than 5% of its net assets will be invested at any time in such option transactions. Spread and straddle transactions require a Fund to purchase and/or write more than one option simultaneously. Accordingly, a Fund's ability to enter into such transactions and to liquidate its positions when necessary or deemed advisable may be more limited than if the Fund was to purchase or sell a single option. Similarly, costs incurred by a Fund in connection with these transactions will in many cases be greater than if the Fund was to purchase or sell a single option. The ability of a Fund to engage in spread or straddle transactions may be further limited by state securities laws.

Options on Stock Indices. Call and put options on stock indices may be purchased and written to hedge against the risk of market or industry-wide stock price fluctuations or to increase income to the Fund. A Fund may also purchase and sell options with respect to securities. An option on a security is a contract that permits the purchaser of the option, in return for the premium paid, the right to buy a specified security (in the case of a call option) or to sell a specified security (in the case of a put option) from or to the writer of the option at a designated price during the term of the option. Call and put options on stock indices are similar to options on securities except that, rather than the right to purchase or sell particular securities at a specified price, options on a stock index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying stock index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements in individual securities.

When a Fund writes an option on a stock index, it will establish a segregated account containing cash or high quality fixed-income securities with its custodian in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction. A Fund may write a call or put option to generate income, and will do so only if the option is "covered." This means that so long as a Fund is obligated as the writer of a call option, it will own the underlying securities subject to the call, or hold a call at the same or lower exercise price, for the same exercise period, and on the same securities as the written call. A put is covered if the Fund maintains liquid assets with a value at least equal to the exercise price in a segregated account, or holds a put on the same underlying securities at an equal or greater exercise price.

Financial Futures Contracts. A Fund permitted to do so under its investment policies may, for bona fide hedging purposes or for other appropriate risk management purposes permitted under regulations promulgated by the Commodity Futures Trading Commission ("CFTC"), purchase or sell futures contracts on interest rates, financial indices, currencies and stock indices, and U.S. government securities, and may purchase and write on a covered basis put and call options on futures contracts. Investment decisions relating to futures contracts and options thereon will be based upon, among other considerations, the composition of a Fund's portfolio and the Managers' expectations concerning interest rates and the currency and securities markets. In addition, for hedging purposes or to increase income to a Fund, the Fund may purchase put and call options and write covered put and call options on securities, currencies and securities indices traded on U.S. exchanges and, to the extent permitted by law, foreign exchanges, as well as over-the-counter.

For bona fide hedging purposes or for other appropriate risk management purposes pursuant to the Commodity Exchange Act, as amended, and the rules promulgated thereunder by the CFTC, a Fund may enter into contracts for the purchase or sale for future delivery of U.S. Treasury or foreign securities. Each Fund may similarly enter into futures contracts based upon financial indices. A Fund may enter into financial futures contracts, stock index futures contracts, foreign currency futures contracts and options on any of the foregoing. These futures contracts are referred to collectively as "financial futures." Financial futures are commodity contracts that obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as U.S. Treasury or other securities or foreign currencies, or the cash value of a securities index during a specified future period at a specified price. A "sale" of these types of futures contracts means the acquisition of a contractual obligation to deliver the securities or the cash value of the index called for by the contract at a specified price on a specified date. A "purchase" of these types of futures contracts means the acquisition of a contractual obligation to acquire the securities or the cash value of the index called for by the contract at a specified price on a specified date.

At the same time a futures contract is purchased or sold, a Fund must allocate cash or securities as a deposit payment ("initial deposit"). The futures contract is valued daily thereafter and the payment of some amount of "variation margin" may be required, reflecting any decline or increase in the contract's value.

To the extent a Fund enters into contracts for the purchase or sale for future delivery of financial futures and to the extent required by SEC rules, it will maintain, with its custodian bank, assets in a segregated account to cover its obligations with respect to such contracts. These assets will consist of cash, cash equivalents or high quality debt obligations from the Fund's portfolio, in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Fund with respect to such futures contracts.

Interest Rate Futures Contracts. Certain Funds may purchase and sell interest rate futures contracts and options thereon traded on domestic exchanges and, to the extent such contracts have been approved by the CFTC for sale to customers in the U.S., on foreign exchanges.

A Fund may enter into interest rate futures contracts in order to protect its portfolio securities from fluctuations in interest rates without necessarily buying or selling the underlying fixed-income securities. For example, if a Fund owns bonds, and interest rates are expected to increase, it might sell futures contracts on debt obligations having characteristics similar to those held in the portfolio. Such a sale would have much the same effect as selling an equivalent value of the bonds owned by the Fund. If interest rates did increase, the value of the debt obligations in the portfolio would decline, but the value of the futures contracts to the Funds would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. A Fund could accomplish similar results by selling bonds with longer maturities and investing in bonds with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows a Fund to maintain a defensive position without having to sell its portfolio securities.

Similarly, when it is expected that interest rates may decline, a Fund may purchase interest rate futures contracts in an attempt to hedge against having to make future anticipated purchases of bonds at the higher prices expected to prevail in the future. Since the fluctuations in the value of appropriately selected futures contracts should be similar to that of the bonds that will be purchased, the Fund could take advantage of the anticipated rise in the cost of the bonds without actually buying them until the market had stabilized. At that time, the Fund could make the intended purchase of the bonds in the cash market and the futures contracts could be liquidated.

Options on Interest Rate Futures Contracts. A Fund may also purchase call and put options and write covered call and put options on interest rate futures contracts traded on domestic exchanges and, to the extent such contracts have been approved by the CFTC for sale to customers in the U.S., on foreign exchanges to hedge against risks associated with shifts in interest rates and may enter into closing transactions with respect to such options.

Stock Index Futures Contracts. Certain Funds may purchase and sell stock index futures contracts and options on stock index futures contracts traded on domestic exchanges and, to the extent such contracts have been approved by the CFTC for sale to customers in the U.S., on foreign exchanges. A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. Open futures contracts are valued on a daily basis and a Fund may be obligated to provide or receive cash reflecting any decline or increase in the contract's value. No physical delivery of the underlying stocks in the index is made in the future.

A Fund may sell stock index futures contracts in anticipation of or during a market decline in an attempt to offset the decrease in market value of its securities that might otherwise result. When a Fund is not fully invested in stocks and anticipates a significant market advance, it may purchase stock index futures in order to gain rapid market exposure that may offset increases in the cost of common stocks that it intends to purchase.

Options on Stock Index Futures Contracts. Call and put options on stock index futures may be purchased or sold to hedge against risks of market-side price movements. Such options may be traded on domestic exchanges and, to the extent such contracts have been approved by the CFTC for sale to customers in the U.S., on foreign exchanges. The need to hedge against such risks will depend on the extent of diversification of a Fund's common stock portfolio and the sensitivity of such investments to factors influencing the stock market as a whole.

Risks in Investing in Options and Futures Contracts and Related Options. The purchase and sale of futures contracts and options thereon, as well as the purchase and writing of options on securities and securities indices and currencies, involve risks different from those involved with direct investments in securities. A liquid secondary market for any futures or options contract may not be available when a futures or options position is sought to be closed and the inability to close such positions could leave an adverse impact on a Fund's ability to effectively hedge its securities on foreign currency exposure. In addition, there may be an imperfect correlation between movements in the securities or foreign currency on which the futures or options contract is based and movements in the securities or currency in the Fund's portfolio. Successful use of futures or options contracts is further dependent on the Managers' ability to correctly predict movements in the securities or foreign currency markets and no assurance can be given that its judgment will be correct. Successful use of options on securities or stock indices is subject to similar risk considerations. In addition, by writing covered call options, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price.

While utilization of options, futures contracts and similar instruments may be advantageous to the Funds, if the Managers are not successful in employing such instruments in managing each Fund's investments, each Fund's performance will be worse than if they did not employ such strategies. In addition, each Fund will pay commissions and other costs in connection with such investments, which may increase each Fund's expenses and reduce its return. In writing options on futures, each Fund's loss is potentially unlimited and may exceed the amount of the premium received.

The risk of loss in trading foreign futures contracts and foreign options can be substantial. Investors should be aware of the following: (i) participation in foreign futures contracts and foreign options transactions involves the execution and clearing of trades on, or subject to, the rules of a foreign board of trade; and (ii) applicable foreign law which will vary, depending on where the foreign futures or options transaction occurs. For these reasons, a Fund might not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC's regulations and the rules of the National Futures Association and any domestic exchange. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time a particular order is placed and the time it is liquidated, offset or exercised.

In certain cases the options and futures markets provide investment or risk management opportunities that are not available from direct investments in securities. In addition, some strategies can be performed more effectively and at lower cost by utilizing the options and futures markets rather than purchasing or selling portfolio securities. However, there are risks involved in these transactions as discussed above.

Any Fund's investment in options, futures contracts, forward contracts, options on futures contracts or stock indices, and foreign currencies and securities may be limited by the requirements of the Code for qualification as a regulated investment company. These securities require the application of complex and special rules and elections, more information about which is included in the SAI.

Unless otherwise noted in a Fund's policies, the value of the underlying securities on which options may be written at any one time will not exceed 15% of the total assets of a Fund. Unless otherwise noted in a Fund's policies, a Fund will not purchase put or call options if the aggregate premium paid for such options would exceed 5% of its total assets at the time of purchase.

Portfolio Turnover

Each Fund may purchase and sell securities without regard to the length of time the security has been held, and the frequency of Fund transactions (turnover rate) will vary from year to year, depending on market conditions. Higher portfolio turnover involves higher transaction costs to the Fund. It is anticipated that each Fund's annual turnover rate generally will not exceed 100% with the following exceptions: the Intermediate Bond Fund may exceed 100% per year; and the Growth and Income Fund may exceed 100% and be in the range of 150-200% in 1995 as portfolio holdings are gradually shifted to reflect the Fund's change in investment strategy to place greater emphasis on income-producing securities, but its subsequent turnover rate generally is not expected to exceed 100% per year. Portfolio turnover rates for recent years are shown in the "Financial Highlights." More information is in the SAI.

Repurchase and Reverse Repurchase Agreements

Repurchase Agreements. Each Fund may engage in repurchase transactions, in which the Fund purchases a U.S. government security subject to resale to a bank or dealer at a mutually agreed price and date. The transaction requires the collateralization of the seller's obligation by U.S. Government Securities held with the Fund's custodian, with an initial market value, including accrued interest, equal to at least 102% of the dollar amount invested by the Fund, with the value of the underlying security marked to market daily to maintain coverage of at least 100%. A default by the seller might cause the Fund to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. The Fund might also incur disposition costs in liquidating the collateral. Each Fund intends to enter into repurchase agreements only with qualified securities dealers or other institutional investors deemed creditworthy by the Fund's investment manager. Under the 1940 Act, a repurchase agreement is deemed to be the loan of money by the Fund to the seller, collateralized by the underlying security.

Reverse Repurchase Agreements. A Fund authorized to do so may also enter into reverse repurchase agreements which are the opposite of repurchase agreements but involve similar mechanics and risks. The Fund sells securities to a bank or broker and agrees to repurchase them at a mutually agreed price and date. Cash or liquid high-grade debt obligations having an initial market value, including accrued interest, equal to at least 102% of the dollar amount sold by the Fund are segregated as collateral and marked to market daily to maintain coverage of at least 100%. A default by the purchaser might cause the Fund to experience a loss or delay in the liquidation of the collateral and also disposition costs. Each Fund intends to enter into repurchase agreements only with government securities dealers recognized by the Federal Reserve Board or with member banks of the Federal Reserve System.

Restricted and Illiquid Securities

It is a fundamental policy of the Funds to not invest more than 10% of their respective net assets in illiquid investments, which includes most repurchase agreements of more than seven days duration, currency and interest rate swaps, time deposits with a notice or demand period of more than seven days, certain over-the-counter option contracts, participation interests in loans, securities that are not readily marketable and "restricted securities," i.e., securities that are not registered or are offered in an exempt non-public offering under the Securities Act of 1933 ("1933 Act"). Such restriction shall not apply to restricted securities offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act or to foreign securities which are offered or sold outside the United States where the Managers determine, based upon a continuing review of the trading markets for the specific restricted security, that such restricted securities are liquid.

The Board of Trustees has adopted guidelines and delegated to the Managers the daily function of determining and monitoring the liquidity of restricted securities. The Board, however, will retain sufficient oversight and be ultimately responsible for the determinations. To the extent a Fund invests in restricted securities that are deemed liquid, the general level of illiquidity in a Fund may be increased if qualified institutional buyers become uninterested in purchasing these securities or the market for these securities contracts.

The purchase price and subsequent valuation of restricted securities normally reflect a discount from the price at which such securities would trade if they were not restricted, since the restriction makes them less liquid. The amount of the discount from the prevailing market prices is expected to vary, depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the restricted securities and prevailing supply and demand conditions.

"Rolls"

Funds that may purchase Treasury securities may also enter into "U.S. Treasury rolls" in which the Fund sells outstanding U.S. Treasury securities and buys back "when-issued" U.S. Treasury securities of slightly longer maturity for simultaneous settlement on the settlement date of the when-issued U.S. Treasury security. During the period prior to settlement date, the Fund continues to earn interest on the securities it is selling. It does not earn interest on the securities which it is purchasing until after settlement date. Two potential advantages of such a strategy are 1) that the Fund can regularly and incrementally adjust its weighted average maturity (which otherwise would constantly diminish with the passage of time); and 2) in a normal yield curve environment (in which shorter maturities yield less than longer maturities), a gain in yield to maturity can be obtained along with the desired extension. The Fund could suffer an opportunity loss if the counterparty to the roll failed to perform its obligations on settlement date, in that market conditions may have changed adversely. The Fund, however, intends to enter into U.S. Treasury rolls only with government securities dealers recognized by the Federal Reserve Board or with member banks of the Federal Reserve System.

Funds that may purchase mortgage-backed securities may enter into mortgage "dollar rolls" in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (name, type, coupon and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the mortgage-backed securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction and is maintained in a segregated account. A Fund will not enter into any dollar rolls that are not covered rolls.

Small Capitalization Issuers

Certain of the Funds may invest in relatively new or unseasoned companies which are in their early stages of development, or small companies positioned in new and emerging industries where the opportunity for rapid growth is expected to be above average. These are typically companies which have a market capitalization of less than $1 billion. Investing in securities of small companies may offer greater potential for capital appreciation since they are often overlooked by investors or undervalued in relation to their earnings power. Securities of unseasoned companies may present greater risks than securities of larger, more established companies. Small companies may suffer significant losses as well as realize substantial growth, and investments in such companies tend to be more volatile and are therefore speculative.

Historically, the small capitalization stocks have been more volatile in price than the larger capitalization stocks. Among the reasons for the greater price volatility of these securities are the less certain growth prospects of smaller firms, the lower degree of liquidity in the markets for such stocks, and the greater sensitivity of small companies to changing economic conditions. Besides exhibiting greater volatility, small company stocks may, to a degree, fluctuate independently of larger company stocks. Small company stocks may decline in price as large company stocks rise, or rise in price as large company stocks decline. Investors should therefore expect that the value of a Fund's shares which invests a substantial portion of its net assets in small company stocks may be more volatile than the shares of a fund that invests solely in larger capitalization stocks. For more information, refer to the "Small Cap Fund" description.

Structured Notes

A structured note is a derivative instrument which entitles its holder to receive some portion of the principal or interest payments which would be due on a traditional debt obligation. A zero coupon bond, which is the right to receive only the principal portion of a debt security, is a simple form of structured note. A structured note's performance or value may be linked to a change in return, interest rate, or value at maturity of the change in an identified or "linked" equity security, currency, interest rate, index or other financial indicator ("reference index"). The holder's right to receive principal or interest payments on a structured note may also vary in timing or amount, depending upon changes in certain rates of interest or other external events. Structured notes may be much more volatile than the underlying instruments themselves, depending on the direction of interest rates, and may present many of the same risks as investing in futures and options. Certain structured notes without leverage characteristics may still be considered risky and an investor could lose an amount equal to the amount invested. As with any debt instruments, structured notes pose credit risk, i.e., the issuer may be unable to make the required payments. Finally, some structured notes may be illiquid, because few investors or dealers trade in such securities or because the notes are complex and difficult to price. Such potential illiquidity may be especially pronounced during severe bond market corrections. The Board will monitor the liquidity of structured notes and notes determined to be illiquid will be subject to a Fund's percentage limits on illiquid securities. The Templeton Managers may occasionally invest under 5% of their respective fund's assets in structured notes that are linked to a reference index, on a non-leveraged, one-to-one basis.

Temporary Investments

In any period of market weakness or of uncertain market or economic conditions or while awaiting suitable investment opportunities, a Fund may establish a temporary defensive position by investing in high quality Money Market Investments. Any decision to withdraw substantially, and, for a sustained period of time, from a Fund's "defined" market(s) based on its investment objectives will be reviewed by the Board of Trustees. All Funds, except the Money Fund, may therefore invest up to 100% of their respective net assets in, for example, U.S. Government Securities, bank obligations, the highest quality commercial paper, or in repurchase agreements as described above. Rising Dividends may also invest in short-term fixed-income securities.

The Asset Allocation, Global Growth, International, Pacific, and Developing Markets Funds may also invest in non-U.S. currency and short-term instruments denominated in non-U.S. currencies for temporary defensive purposes. The Developing Markets Fund may also invest in medium-term (not more than five years to maturity) obligations issued or guaranteed by the U.S. government or the governments of foreign countries, their agencies or instrumentalities.

It is not possible to predict with any certainty when or for how long a Fund will employ defensive strategies.

Trade Claims

Trade claims are purchased from creditors of companies in financial difficulty who seek to reduce the number of debt obligations they are owed. Such trade creditors generally sell their claims in an attempt to improve their balance sheets and reduce uncertainty regarding payments. For purchasers, trade claims offer the potential for profits since they are often purchased at a significantly discounted value and, consequently, have the potential for higher income and capital appreciation should the debt issuer's financial position improve. Trade claims are generally liquid as there is a secondary market but the Board of Trustees will monitor their liquidity.

An investment in trade claims is speculative and there can be no guarantee that the debt issuer will ever be able to satisfy the obligation. Further, trading in trade claims is not regulated by federal securities laws but primarily by bankruptcy laws and commercial laws. Because trade claims are unsecured obligations, holders may have a lower priority than secured or preferred creditors.

Warrants

A warrant is typically a long-term option issued by a corporation which gives the holder the privilege of buying a specified number of shares of the underlying common stock at a specified exercise price at any time on or before an expiration date.

Stock index warrants entitle the holder to receive, upon exercise, an amount in cash determined by reference to fluctuations in the level of a specified stock index. If a Fund does not exercise or dispose of a warrant prior to its expiration, it will expire worthless.

"When-Issued" and "Delayed
Delivery" Transactions

A Fund may purchase debt obligations on a "when-issued" or "delayed delivery" basis (in the case of GNMA Certificates, a "To-Be-Announced" basis). Such securities are subject to market fluctuations prior to delivery to the Fund and generally do not earn interest until their scheduled delivery date. When the Fund is the buyer in such transactions, it will maintain, in a segregated account with its custodian, cash or high-grade marketable securities having an aggregate value equal to the amount of such purchase commitments until payment is made. To the extent the Fund engages in when-issued and delayed delivery transactions, it will do so only for the purpose of acquiring portfolio securities consistent with the Fund's investment objectives and policies, and not for the purpose of investment leverage. Nonetheless, purchases of securities on such basis may involve more risk than other types of purchases, for example, counterparty delivery risk. If the seller fails to complete the transaction, the Fund may miss a price or yield considered advantageous. See the SAI for additional information.


Investment Restrictions



Each Fund is subject to a number of additional investment restrictions, some of which are fundamental policies and, like the investment objective of each Fund, may be changed only with the approval of shareholders as required by the 1940 Act. For a list of these additional restrictions and more information concerning the policies discussed above, please see the SAI.


Management



Trustees and Officers

The Trust has a Board of Trustees which has the primary responsibility for the overall management of the Trust and each of the Funds. The Trustees elect the officers of the Trust who are responsible for administering its day-to-day operations.

Managers

The Manager for all series of the Trust, except the Asset Allocation, Global Growth, and Developing Markets Funds, is Franklin Advisers, Inc. ("Advisers"), 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, California 94403-7777. In addition, Advisers employs Templeton Investment Counsel, Inc. ("Templeton Florida"), Broward Financial Centre, Suite 2100, Fort Lauderdale, Florida 33394, to act as subadviser to the International Fund and the Pacific Fund.

The Manager for the Asset Allocation and Global Growth Funds is Templeton, Galbraith & Hansberger, Ltd. ("Templeton Nassau"), Lyford Cay Nassau, N.P. Bahamas. Templeton Nassau employs Templeton Florida to act as subadviser to the Asset Allocation Fund.

As of October 1, 1995, Templeton Investment Management (Singapore) Pte Ltd., ("Templeton Singapore") 20 Raffles Place, Ocean Towers, Singapore, replaced Templeton Investment Management (Hong Kong) Limited ("Templeton Hong Kong") as the Manager for Developing Markets Fund. Templeton Singapore and Templeton Hong Kong are indirect wholly owned subsidiaries of Franklin Resources, Inc.

Advisers acts as investment manager or administrator to 34 U.S. registered investment companies (116 separate series) with aggregate assets of over $75 billion. (Advisers, Templeton Nassau, Templeton Singapore, and Templeton Florida may be referred to as the "Manager" or "Managers" throughout the prospectus and SAI.) The Managers are direct or indirect wholly owned subsidiaries of Franklin Resources, Inc., a publicly owned holding company, the principal shareholders of which are Charles B. Johnson and Rupert H. Johnson, Jr., who own approximately 20% and 16%, respectively, of its outstanding shares. Through its subsidiaries, Resources manages over $128 billion in assets worldwide for over 3.8 million mutual fund shareholders, in addition to foundations and endowments, employee benefit plans, and individuals.

The Managers, subject to the overall policies, control, direction and review of the Board of Trustees (and to the instructions and supervision of Advisers and Templeton Nassau in the case of Templeton Florida) are responsible for recommending and providing advice with respect to each Fund's investments, and for determining which securities will be purchased, retained or sold as well as for execution of portfolio transactions.

The Managers, also subject to the overall review of the Board of Trustees, may, from time to time, use various methods of selecting securities for the Fund's portfolio, and these methods are changed and improved by the Managers' research on superior selection methods. The Managers may also employ and rely on independent or affiliated sources of information and ideas in connection with management of a Fund's portfolio. Securities are selected for a Fund's portfolio largely on the basis of fundamental company-by-company analysis. Determinations of eligible securities will be made by the Managers based on publicly available information and inquiries made to the companies. The Templeton Managers use a disciplined, long-term approach to value oriented global and international investing. The Managers and their affiliates have approximately 4,100 employees in 10 different countries and an extensive global network of investment research sources.

Management Fees. The management agreements provide for the management of each Fund's portfolio and, except for the Asset Allocation Fund, for certain administrative services and facilities which are necessary to conduct the Fund's business, for which each Fund is obligated to pay a management fee. Under a management agreement with Advisers, each Fund managed by Advisers, except for the Rising Dividends Fund, the International Fund, the Small Cap Fund, and the Pacific Fund, is obligated to pay Advisers, a monthly fee equal to an annual rate of 0.625% of average daily net assets up to and including $100 million. The Rising Dividends Fund is obligated to pay Advisers a monthly fee computed at the annual rate of 0.75% of average daily net assets up to and including $500 million and the International and Pacific Funds are obligated to pay Advisers a monthly fee equal to the annual rate of 1.00% of average daily net assets up to and including $100 million. The Small Cap Fund is obligated to pay Advisers a monthly fee computed at the annual rate of 0.75% of average daily net assets up to and including $500 million, plus 0.625% of the value of average daily net assets up to and including $1 billion, plus 0.50% of the value of average daily net assets over $1 billion. The fees paid by each Fund are on a declining scale thereafter based on such Fund's assets. Please refer to the SAI for further details.

Under a management agreement with Templeton Nassau, the Global Growth Fund is obligated to pay the Manager a monthly fee equal to an annual rate of 1.0% of the value of the Fund's average daily net assets up to and including $100 million, with various reductions in the rate as the Fund's assets increase.

Under a management agreement with Templeton Nassau, the Asset Allocation Fund is obligated to pay the Manager a monthly fee equal to an annual rate of 0.65% of the value of the Fund's average daily net assets up to and including $200 million, 0.585% of the value of the Fund's average daily net assets over $200 million up to and including $1.3 billion; and 0.52% of the value of the Fund's average daily net assets over $1.3 billion.

Under a management agreement with Templeton Singapore, the Developing Markets Fund is obligated to pay the Manager a monthly fee equal to an annual rate of 1.25% of the value of the Fund's average daily net assets.

The fees which the Funds investing in global securities are obligated to pay the Managers are higher than advisory fees paid by most other U.S. investment companies, primarily because investing in equity securities of companies outside the U.S., and especially in developing market countries, which are not widely followed by professional analysts, requires the Managers to invest additional time and incur added expense in developing specialized resources, including research sources.

Operating Expenses. Each Fund is responsible for its own operating expenses. Expenses incurred jointly by more than one Fund will be apportioned on a pro rata basis. In addition to the Managers' fees, and Business Managers fees in the case of the Asset Allocation Fund, the Funds are responsible for their pro rata portion of the Trust's operating expenses, including, but not limited to, taxes, if any; custodian, legal and auditing fees; fees and expenses of trustees who are not members of, affiliated with or interested persons of the Managers; salaries of any personnel not affiliated with the Managers; insurance premiums; trade association dues; expenses of obtaining quotations for calculating the value of the Fund's net assets; printing and other expenses which are not expressly assumed by the Managers.

Any of the Managers may determine to limit the management fees or assume responsibility for the payment of certain operating expenses with respect to any Fund in order to reduce total expenses or increase the yield of each such Fund. Voluntary reductions of fees or assumption of a Fund's operating expenses by any of the Managers may be terminated by the Managers at any time or when reaching a certain level of assets.

During the period July 7, 1994 to December 31, 1994, Advisers limited its management fees such that aggregate expenses, including management fees of 0.43%, represented 0.46% of the Money Fund's average daily net assets.

There were no reductions of management fees by the Managers for any of the other Funds. Please refer to "Financial Highlights" for information on the expense ratios of each Fund.

Broker/Dealer Selection. Under each management agreement, the Manager selects the brokers and dealers through whom transactions in each Fund's investment securities will be effected. The Managers try to obtain the best execution on all such transactions. If it is felt that more than one broker is able to provide the best execution, the Managers will consider the receipt of quotations and other market services, and of research, statistical and other data in selecting a broker-dealer to execute a transaction. Sales of the Policies by broker-dealers or their affiliates may be a factor in considering the placement of portfolio transactions, provided the Managers are satisfied that the Funds are receiving the best execution. For further information see "The Funds' Policies Regarding Brokers Used on Securities Transactions" in the SAI.

Subadvisors

Templeton Florida is paid a fee by Advisers equal to an annual rate of 0.50% of the value of each of the International and the Pacific Fund's average daily net assets up to and including $100 million; 0.40% of the value of average daily net assets over $100 million up to and including $250 million; 0.30% of the value of average daily net assets over $250 million up to and including $500 million; and 0.25% of the value of average daily net assets over $500 million. In all cases, Templeton Florida's fees are not a separate expense of the respective Funds but are paid by the Managers from the management fees they receive from their respective management agreements with the Funds.

With respect to the Asset Allocation Fund, Templeton Florida is paid a monthly fee by Templeton Nassau computed at the annual rate equal to 0.25% of the Fund's average daily net assets up to and including $200 million; 0.225% of average daily net assets over $200 million up to and including $1.3 billion, and 0.20% of average daily net assets over $1.3 billion.

Templeton Florida will pay all expenses incurred by it in connection with its activities under the subadvisory agreement with the Managers, other than the cost of securities purchased for the Funds and brokerage commissions in connection with such purchases.

Business Manager

Templeton Global Investors, Inc. ("Business Manager"), Broward Financial Centre, Suite 2100, Fort Lauderdale, Florida 33394, provides certain administrative facilities and services for certain of the Funds, including payment of salaries of officers, preparation and maintenance of books and records, preparation of tax reports, preparation of financial reports, and monitoring compliance with regulatory requirements. The Business Manager is employed directly by the Asset Allocation Fund and receives a monthly fee equivalent on an annual basis to 0.15% of the combined average daily net assets of the Fund, reduced to 0.135% of such assets in excess of $200 million, to 0.10% of such assets in excess of $700 million, and to 0.075% of such assets in excess of $1.2 billion.

The Business Manager is employed through subcontracts by the Managers of the Developing Markets, Global Growth, International Equity, and Pacific Growth Funds. The Business Manager receives monthly fees equivalent on an annual basis to 0.15% of the combined average daily net assets of each of these Funds, reduced for each Fund to 0.135% of such assets in excess of $200 million, to 0.10% of such assets in excess of $700 million, and to 0.075% of such assets in excess of $1.2 billion. These fees are not separate expenses of these Funds but are paid by their Managers from the management fees they receive from their management agreements with the Funds.

Portfolio Operations

The following persons are primarily responsible for the day-to-day operations of the Funds other than the Money Fund.

Growth and Income Fund
(formerly, "Equity Growth Fund")
 Frank Felicelli
 Douglas Barton
 Howard McEldowney

Income Securities Fund
 Charles B. Johnson
 Matt Avery

Rising Dividends Fund
 William Lippman
 Bruce C. Baughman
 Margaret McGee

Small Cap Fund
 Edward B. Jamieson
 Nicholas Moore
 Michael McCarthy

Templeton Developing Markets Equity Fund
 J. Mark Mobius, Ph.D.
 H. Allan Lam
 Tom Wu

Templeton Global Asset Allocation Fund
 Jeffrey A. Everett
 Thomas J. Dickson
 Sean Farrington

Templeton Global Growth Fund
 Mark G. Holowesko
 Jeffrey A. Everett
 Sean Farrington

Templeton International Equity Fund
 Marc S. Joseph
 Mark Beveridge


Templeton Pacific Growth Fund
 William T. Howard
 Mark Beveridge
 Gary Clemons

Utility Equity Fund
 Gregory E. Johnson
 Sally Edwards-Haff
 Ian Link

Biographical Information

Matt Avery
Portfolio Manager
Franklin Advisers, Inc.

Mr. Avery holds a Master of Business Administration degree from the University of California at Los Angeles. He earned his Bachelor of Science degree in industrial engineering from Stanford University. He has been in the securities industry since 1982 and with Franklin since 1987. Mr. Avery has managed the Income Securities Fund and the Real Estate Fund since their inception.

Douglas Barton
Portfolio Manager
Franklin Advisers, Inc.

Mr. Barton is a Chartered Financial Analyst and holds a Master of Business Administration degree from California State University in Hayward and a Bachelor of Science degree from California State University in Chico. Mr. Barton joined Franklin in July 1988 and has managed the Growth and Income Fund since May of 1995.

Bruce C. Baughman
Portfolio Manager
Franklin Advisers, Inc.

Mr. Baughman holds a Master of Science degree in accounting from New York University. He earned his Bachelor of Arts degree from Stanford University. Prior to joining Franklin, Mr. Baughman had been in the securities industry for over ten years and with Franklin since 1988. He has managed the Rising Dividends Fund since its inception.


Mark R. Beveridge
Vice President and
Portfolio Manager
Templeton Investment Counsel Inc.

Mr. Beveridge is a Chartered Financial Analyst and holds a Bachelor of Business Administration degree in finance from the University of Miami. He joined Templeton in 1985 and has managed the International and Pacific Growth Funds since January 1994.

Gary Clemons
Portfolio Manager
Templeton Investment Counsel Inc.

Mr. Clemons holds a Master of Business Administration degree from the University of Wisconsin at Madison. He earned his Bachelor of Science degree in earth science from the University of Nevada at Reno. Mr. Clemons was a research analyst for Structured Asset Management. He joined Templeton in 1990 and has managed the Pacific Fund since 1994.

Thomas J. Dickson
Portfolio Manager
Templeton Investment Counsel, Inc.

Mr. Dickson received his Bachelor of Science degree in managerial economics from the University of California at Davis. Mr. Dickson joined Franklin in 1992 and moved to Templeton in 1994. He has managed the Asset Allocation Fund from inception.

Jeffrey A. Everett
Vice President and
Portfolio Manager
Templeton, Galbraith & Hansberger Ltd.

Mr. Everett is a Chartered Financial Analyst and holds a Bachelor of Science degree in finance from Pennsylvania State University. Prior to joining Templeton, he was an Investment Officer at First Pennsylvania Corporation and a research coordinator for Centre Square Investment Group. He joined Templeton in 1990, has managed the Global Growth Fund from inception and has managed the Asset Allocation Fund from inception.

Sally Edwards-Haff
Portfolio Manager
Franklin Advisers, Inc.

Ms. Edwards-Haff, is a Chartered Financial Analyst and holds a Bachelor of Arts degree in economics from the University of California at Santa Barbara. Ms. Edwards-Haff is a member of several securities industry committees and associations. She joined Franklin in 1986 and has managed the Utility Fund since October 1990.


Sean Farrington
Portfolio Manager
Templeton, Galbraith & Hansberger Ltd.

Mr. Farrington, a Chartered Financial Analyst, has a Bachelor of Arts in Economics from Harvard University. He is a member of a securities association. He joined Templeton in 1991. He has managed the Global Growth Fund since 1995 and has managed the Asset Allocation Fund from inception.

Frank Felicelli
Executive Vice President
Franklin Management, Inc.
and Portfolio Manager
Franklin Advisers, Inc.

Mr. Felicelli, a Chartered Financial Analyst, has a Master in Business Administration from Golden Gate University and a Bachelor of Arts in economics from the University of Illinois. He is a member of several securities industry-related committees and associations. Mr. Felicelli has been in the industry since 1980 and with Franklin since 1986. He has managed the Growth and Income Fund since May of 1995.

Mark G. Holowesko
Director of Global Equity Research
Templeton Worldwide, Inc.
and Portfolio Manager
Templeton, Galbraith & Hansberger Ltd.

Mr. Holowesko is a Chartered Financial Analyst and Chartered Investment Counselor. He holds a Master of Business Administration degree from Babson College in Worcester, Massachusetts and a Bachelor of Arts degree in economics from the College of The Holy Cross, also in Worcester, Massachusetts. He is a member of several securities industry associations. Mr. Holowesko joined Templeton in 1985 and has managed the Global Growth Fund from inception.

William T. Howard, Jr.
Vice President and
Portfolio Manager
Templeton Investment Counsel, Inc.

Mr. Howard is a Chartered Financial Analyst and holds a Master of Business Administration degree from Emory University. He earned his Bachelor of Arts degree from Rhodes College. Prior to joining Templeton, Mr. Howard was the international portfolio manager and analyst with the State of Tennessee Consolidated Retirement System. He has managed the Pacific Fund since joining Templeton in 1993.


Edward B. Jamieson
Senior Vice President
and Portfolio Manager
Franklin Advisers, Inc.

Mr. Jamieson holds a Bachelor of Arts degree from Bucknell University and a Master's degree in accounting and finance from the University of Chicago Graduate School of Business. He has been with Advisers since 1987. He is a member of several securities industry-related committees and associations. He will manage the Small Cap Fund from inception.

Charles B. Johnson
Chairman of the Board, Director
and Portfolio Manager
Franklin Advisers, Inc.

Mr. Johnson holds a Bachelor of Arts degree in economics and political science from Yale University. He has been with Franklin since 1957. Mr. Johnson is a member of several securities industry committees and associations. He has managed the Income Securities Fund since inception.

Gregory E. Johnson
Vice President
and Portfolio Manager
Franklin Advisers, Inc.

Mr. Johnson holds a Bachelor of Science degree in accounting and business administration from Washington and Lee University. He joined Franklin in 1986. Mr. Johnson is a member of several securities industry committees and associations. He has managed the Utility Fund since its inception.

Marc S. Joseph
Vice President and
Portfolio Manager
Templeton Investment Counsel, Inc.

Mr. Joseph holds a Doctor of Jurisprudence degree from Harvard Law School. He earned a Master of Business Administration degree from Harvard Business School and a Bachelor of Science degree in computer science from William and Mary College. Prior to joining Templeton, Mr. Joseph was a vice president with Pacific Financial Research and a management consultant at McKinsey Co. He has managed the International Fund since joining Templeton in 1993.


H. Allan Lam
Vice President
Templeton Investment Management
(Singapore) Pte Ltd.

Mr. Lam holds a Bachelors of Arts degree in accounting from Rutgers University. He has had extensive auditing experience with Deloitte Touche & Tohmatsu and KMPG Peat Marwick. He joined Templeton in 1987 and has managed the Developing Markets Fund from inception.

Ian Link
Portfolio Manager
Franklin Advisers, Inc.

Mr. Link is a Chartered Financial Analyst and holds a Bachelor of Arts degree in economics from the University of California at Davis. He is a member of several securities industry-related committees and associations. Mr. Link joined Franklin in 1989, and has managed the Utility Fund since March 1995.

William Lippman
Senior Vice President
and Portfolio Manager
Franklin Advisers, Inc.

Mr. Lippman holds a Master of Business Administration degree from the Graduate School of Business Administration of New York University. He earned his Bachelor of Science degree in business administration from City College New York. Mr. Lippman has been in the securities industry for over 30 years and with Franklin since 1988. He has managed the Rising Dividend Fund since inception.

Michael McCarthy
Portfolio Manager
Franklin Advisers, Inc.

Mr. McCarthy holds a Bachelor of Arts degree in history from the University of California at Los Angeles. He has been with Advisers since 1992. He will manage the Small Cap Fund from inception.

Howard McEldowney
President
Franklin Management Inc.
and Portfolio Manager
Franklin Advisers, Inc.

Mr. McEldowney has a Master in Business Administration from Columbia University School of Business and a Bachelor of Arts degree from Harvard University. Mr. McEldowney has been in the industry since 1964 and with Franklin since April 1984.


Margaret McGee
Portfolio Manager
Franklin Advisers, Inc.

Ms. McGee holds a Bachelor of Arts degree from William Paterson College. She has been in the securities industry since 1985 and with Franklin since 1988. Ms. McGee is a member of several securities industry-related committees and associations. She has managed the Rising Dividend Fund since inception.

J. Mark Mobius, Ph.D.
Managing Director and Portfolio Manager
Templeton Investment Management
(Singapore) Pte Ltd.

Mr. Mobius holds a Doctor of Philosophy degree in economics and political science from the Massachusetts Institute of Technology. He earned his bachelor's and master's degrees from Boston University. He is a member of several industry-related associations. Mr. Mobius joined the Templeton organization in 1987 and has managed the Developing Markets Fund from inception.

Nicholas Moore
Portfolio Manager
Franklin Advisers, Inc.

Mr. Moore holds a Bachelor of Science degree in business administration, with a focus on accounting and finance, from the School of Business, Menlo College, Menlo Park, California. He has been with Advisers since 1986. He will manage the Small Cap Fund from inception.

Tom Wu
Vice President and
Portfolio Manager
Templeton Investment Management
(Singapore) Pte Ltd.

Mr. Wu holds a Master of Business Administration degree from the University of Oregon. He earned a Bachelor of Social Science Degree in economics from the University of Hong Kong. Prior to joining Templeton, he was a stockbroker at Vickers da Costa Hong Kong Ltd. He joined Templeton in 1987 and has managed the Developing Markets Fund from inception.


Purchase, Redemption,
and Exchange of Shares

Purchases of Shares

As noted in the Introduction, shares of each Fund are currently sold only to the Variable Accounts of Allianz Life to fund the benefits under its Policies. The Trust does not foresee any disadvantage to purchasers of variable life insurance policies and variable annuity contracts arising out of the fact that the Trust may be made available to Variable Accounts which are used in connection with both types of products. Nevertheless, the Trust's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, one of the Variable Accounts might withdraw its investment in the Trust. This might force the Trust to sell portfolio securities at disadvantageous prices.

The applicable Variable Account of Allianz Life purchases shares of each Fund using premiums allocated to one or more of the Sub-Accounts of each Variable Account, as selected by the Policyholders. All shares are sold at net asset value without a sales charge. Shares are purchased at the net asset value of each respective Fund next determined after Allianz Life receives the premium payment in good order.

All investments in each Fund are credited to each Sub-Account in the form of full and fractional shares of the designated Fund (rounded to the nearest 1/1000 of a share). The Funds do not issue share certificates. Initial and subsequent payments allocated to a specific Fund are subject to the limits applicable in the Policies issued by Allianz Life.

The investment objectives and policies of most of the Funds are similar to those of other Franklin Templeton Funds. Following is a list of the Funds and each such similar fund in the Franklin Templeton Group of Funds:





Franklin Valuemark Funds                Franklin Templeton Funds
                                        Franklin Custodian Funds, Inc.:
Income Securities Fund                  - Income Series
Money Market Fund                       Franklin Money Fund
                                        Franklin Managed Trust:
Rising Dividends Fund                   - Franklin Rising Dividends Fund
                                        Franklin Strategic Series:
Small Cap Fund                          - Franklin Small Cap Growth Fund
Templeton Developing
 Markets Equity Fund                    Templeton Developing Markets Fund, Inc.
                                        Templeton Variable Products Series Fund:
Templeton Global Asset Allocation Fund   - Templeton Asset Allocation Fund
Templeton Global Growth Fund            Templeton Growth Fund, Inc.
                                        Franklin International Trust:
Templeton International Equity Fund     - Franklin International Equity Fund
                                        Franklin International Trust:
Templeton Pacific Growth Fund           - Franklin Pacific Growth Fund

Because of differences in portfolio size, the investments held, the timing of purchases of similar investments, cash flows, and additional administrative and insurance costs associated with insurance company separate accounts, the investment performance of the Franklin Valuemark Funds will differ from the performance of the corresponding Franklin Templeton Funds.

Redemptions of Shares

Allianz Life redeems shares of the applicable Fund to make benefit or surrender payments under the terms of its Policies. Redemptions are processed on any day on which the Funds are open for business (each day the New York Stock Exchange is open) and are effected at the Fund's net asset value next determined after the insurance company receives the appropriate order from its Policyholder.

Payment for redeemed shares will be made promptly, but in no event later than seven days after receipt of the redemption order in proper form. However, the right of redemption may be suspended or the date of payment postponed in accordance with the rules under the 1940 Act. Redemptions are taxable events, and the amount received upon redemption of the shares of any of the Funds may be more or less than the amount paid for the shares, depending upon the fluctuations in the market value of the assets constituting the portfolios of that Fund.

Exchanges of Shares

Shares of any one Fund may be exchanged by Allianz Life for shares of any of the other Funds in the Trust. Exchanges are treated as a redemption of shares of one Fund and a purchase of shares of one or more of the other Funds and are effected at the respective net asset value per share of each Fund on the date of the exchange. If a substantial portion of any Fund's shares should be redeemed within a short period, the Fund might have to liquidate portfolio securities it might otherwise hold and also incur the additional costs related to such transactions.

Neither the Trust nor the Variable Accounts are designed for professional market timing organizations or other entities using programmed and frequent transfers. The Variable Accounts, in coordination with the Trust, reserve the right to temporarily or permanently refuse exchange requests if, in the Managers' judgment, a Fund would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to a Fund and therefore may be refused. Investors should consult the Variable Account prospectus of the specific insurance product that accompanies this Trust prospectus for information on other specific limitations on the transfer privilege.

The Trust reserves the right to modify or discontinue its exchange program at any time upon 60 days' notice to Allianz Life.


Income Dividends and
Capital Gains Distributions



Each Fund, other than the Money Market Fund, will declare and pay to the appropriate Sub-Account of the Variable Account once each year following the close of the calendar year (i) all net investment income (which includes dividends and interest paid on each Fund's investments less expenses incurred in the Fund's operations) and (ii) all net realized short-term and long-term capital gains, if any, earned during the preceding year.

The Money Fund declares a dividend each day the Fund's net asset value is calculated, equal to all of its daily net income, payable to the appropriate Sub-Account of the Variable Account as of the close of business the preceding day. The amount of dividend may fluctuate from day to day and may be omitted on some days, depending on changes in the factors that comprise the Fund's net income.

All distributions, whether from net capital gains or net investment income, will be paid in the form of additional shares of that Fund, acquired at net asset value. Because the value of each Fund's shares is based directly on the amount of its net assets, including any undistributed net income, any distribution of income or capital gains will result in a decrease in the value of that Fund's shares equal to the amount of the distribution. The price of each Fund's shares is quoted ex-dividend on the business day following the record date.


Determination of Net Asset Value



The net asset value per share of each Fund will be determined separately after the close of trading on the New York Stock Exchange (the "Exchange") (generally 4:00 p.m. Eastern time) on each day that the Exchange is open for trading.

Funds - Other Than Money Fund

The net asset value per share for all the Funds, except the Money Fund, is determined in the following manner: the aggregate of all liabilities, including, without limitation, the current market value of any outstanding options written by a Fund, if any, accrued expenses and taxes and any necessary reserves, is deducted from the total gross value of all assets, and the difference is divided by the number of shares of that Fund outstanding at the time. The assets in each Fund's portfolio are valued as described in the SAI.

Money Fund

The net asset value per share of the Money Fund is calculated by adding the value of all portfolio holdings and other assets, deducting its liabilities, and dividing the result by the number of shares outstanding.

The valuation of the Fund's portfolio securities is based upon their amortized cost value, which does not take into account unrealized capital gain or loss. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

Further information is included under "Additional Information Regarding Valuation and Redemption of Shares of the Funds" in the SAI.


Tax Considerations



Each Fund of the Trust is treated as a separate entity for federal income tax purposes. Each Fund intends to qualify or continue to qualify for treatment as a regulated investment company under Subchapter M of the Code. By distributing all of its income, and meeting certain other requirements relating to the sources of its income and diversification of its assets, each Fund will not be subject to federal income taxes.

In order to ensure that individuals holding the Policies whose assets are invested in a Fund will not be subject to federal income tax on distributions made by the Fund prior to the receipt of payments under the Policies, each Fund intends to comply with the additional requirements of Section 817(h) of the Code relating to diversification of its assets.

The Funds are not subject to any federal excise tax on undistributed income because their shares are held exclusively by segregated asset accounts of an insurance company in connection with variable contracts.

Foreign securities that meet the definition in the Code of a Passive Foreign Investment Company (a "PFIC") may subject a Fund to an income tax and interest charge with respect to such investments. To the extent possible, the Fund will avoid such treatment by not investing in PFIC securities or by adopting other strategies for any PFIC securities it does purchase.

Foreign exchange gains and losses realized by the Funds in connection with certain transactions involving foreign currencies, foreign currency payables or receivables, foreign currency-denominated debt obligations, foreign currency forward contracts, and options or futures contracts on foreign currencies are subject to special tax rules which may cause such gains and losses to be treated as ordinary income and losses rather than capital gains and losses and may affect the amount and timing of the Funds' income or loss from such transactions and, in turn, its distributions to shareholders.

Holders of Policies under which assets are invested in the Trust should refer to the Prospectus for the Policies for information regarding the tax aspects of ownership of such Policies.


Performance Information



From time to time, the "yield" and "effective yield" of the Money Fund may be advertised. Both yield figures will be based on historical earnings and are not intended to indicate future performance. The "yield" of the Money Fund refers to the income generated by an investment in the Money Fund over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Money Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

From time to time, the current yields and total returns of the other Funds may be published in advertisements and communications to Policyholders. The current yield for each Fund will be calculated by dividing the annualization of the income earned by the Fund during a recent 30-day period by the net asset value per share at the end of such period. Total return information will include the Fund's average annual compounded rate of return over the most recent four calendar quarters and the period from the Fund's inception of operations, based upon the value of the shares acquired through a hypothetical $1,000 investment at the beginning of the specified period and the net asset or redemption value of such shares at the end of the period, assuming reinvestment of all distributions at net asset value. Aggregate and average total return information for each Fund over different periods of time may also be advertised.

A distribution rate for each Fund may also be published in Policyholder communications preceded or accompanied by a copy of the Funds' current Prospectus. The current distribution rate for a Fund will be calculated by dividing the annualization of the total distributions made by that Fund during the most recent preceding fiscal quarter by the net asset value per share at the end of such period. The current distribution rate may differ from current yield because the distribution rate will be for a different period of time and may contain items of capital gain and other items of income, while current yield reflects only earned income. Uniformly computed yield and total return figures for each Fund will also be published along with publication of its distribution rate.

In each case, the yield, distribution rates and total return figures will reflect all recurring charges against that Fund's income, including mortality and expense guarantees and other insurance-related administrative charges (which may be pro-rated as appropriate) for the applicable time period. In addition, yield or total return performance information computed on a different basis may be advertised or presented. Investors should note that the investment results of each Fund will fluctuate over time, and any presentation of a Fund's current yield, distribution rate or total return for any prior period should not be considered as a representation of what an investment may earn or what an investor's yield, distribution rate or total return may be in any future period. Hypothetical performance information may also be prepared for sales literature or advertisements. See "Performance Data" in the Allianz Life prospectus and "Calculation of Performance Data" in the Allianz Life SAI.


General Information



Custody of Assets

Under a custody agreement with the Trust, Bank of America NT & SA serves as the custodian of the Funds' assets. In addition, Chase Manhattan Bank serves as custodian for the Asset Allocation, Developing Markets, Global Growth, International, and Pacific Funds.

Distribution Plans

Each Fund's management agreement includes a distribution plan (the "Plan") pursuant to rule 12b-1 under the 1940 Act. However, no payments are to be made by any Fund as a result of the Plan. The Funds do not make any payments other than payments for which the Funds are otherwise obligated to make pursuant to the applicable then effective management agreement or as incurred in the ordinary course of their business. To the extent any of the foregoing are nevertheless deemed indirectly to be payments for the financing of any activity primarily intended to result in the sale of shares issued by the Fund within the context of rule 12b-1, such payments shall be deemed to have been made pursuant to the Plan (sometimes referred to as a "defensive 12b-1 Plan"). In connection with their approval of the applicable management agreements, the Board of Trustees, including a majority of the non-interested trustees, determined that, in the exercise of their reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the implementation of the respective Plans will benefit each Fund and the Policyholders whose premium payments have indirectly been invested in each Fund. For further details of this Plan, see the SAI.

Reports

The Trust's fiscal year ends December 31. Annual Reports containing audited financial statements of the Trust and Semi-Annual Reports containing unaudited financial statements, as well as proxy materials, are sent to Policyholders, annuitants or beneficiaries, as appropriate. Inquiries may be directed to the Trust at the telephone number or address set forth on the cover page of this prospectus.

Transfer Agent

Franklin Templeton Investor Services, Inc., 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, California 94403-7777, also a wholly-owned subsidiary of Franklin Resources, Inc., maintains shareholder records, processes purchases and redemptions of each Fund's shares, and serves as each Fund's dividend-paying agent.

Voting Privileges and Other Rights

The Trust was organized as a Massachusetts business trust under an Agreement and Declaration of Trust which permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest, with a par value of $.01, which may be issued in any number of series. Shares issued by each Fund will be fully paid and nonassessable and will have no preemptive, conversion, or sinking rights.

Shares of each Fund have equal rights as to voting and vote separately (from other Funds in the Trust) as to issues affecting that Fund, or the Trust, unless otherwise permitted by the 1940 Act. Voting privileges are not cumulative, so that the holders of more than 50% of the shares voting in any election of trustees can, if they choose to do so, elect all of the trustees. The Trust does not intend to hold annual shareholders' meetings. The Trust may, however, hold a special shareholders' meeting for such purposes as changing fundamental investment restrictions, approving a new management agreement or any other matters which are required to be acted on by shareholders under the 1940 Act. A meeting may also be called by the trustees, in their discretion, or by shareholders holding at least ten percent of the outstanding shares of any Fund. Shareholders will receive assistance in communicating with other shareholders in connection with the election or removal of trustees, similar to the provisions contained in Section 16(c) of the 1940 Act. For information regarding voting privileges of Policyholders, see Allianz Life Prospectus "Voting Rights."

The Board of Trustees may from time to time issue other series, the assets and liabilities of which will likewise be separate and distinct from any other series.


Appendix



Description of Bond Ratings*

Moody's

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations or protective elements may be of greater amplitude or there may be other elements present which make long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements: their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

S&P

AAA: Bonds rated AAA are highest grade debt obligations. This rating indicates an extremely strong capacity to pay principal and interest.

AA: Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A: Bonds rated A have a strong capacity to pay principal and interest, although they are more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: This rating is reserved for income bonds on which no interest is being paid.

D: Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears.

Note: The S&P ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Description of Commercial Paper Ratings

Moody's. Moody's Commercial Paper ratings, which are also applicable to municipal paper investments permitted to be made by the Trust, are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Superior capacity for repayment.

P-2 (Prime-2): Strong capacity for repayment.

S&P. S&P's ratings are a current assessment of the likelihood of timely payment of debt obligations having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of change in circumstances than obligations carrying the higher designations.

*Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.






































































































Franklin
Valuemark
Funds


PROSPECTUS             November 1, 1995

777 Mariners Island Blvd., P.O. Box 7777
San Mateo, CA 94403-7777         1-800/342-3863

Franklin Valuemark Funds (the "Trust") is an investment company, organized as a Massachusetts business trust, and consisting of twenty-two separate investment portfolios or funds (the "Fund" or "Funds"), each of which has different investment objectives. Shares of the Funds are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts owned by their respective policyholders or contractholders. Certain Funds may not be available in connection with a particular policy or contract or in a particular state. Investors should consult the separate account prospectus of the specific insurance product that accompanies this Trust prospectus for information on any applicable restrictions or limitations with respect to a separate account's investments in the Funds.

This Prospectus briefly describes the information that investors should know before investing in these Funds, including the risks associated with investing in each Fund. Investors should read and retain this prospectus for future reference. A Statement of Additional Information dated November 1, 1995, as may be amended from time to time, has been filed with the Securities and Exchange Commission. It contains additional and more detailed information about the activities and operations of the Funds. A copy is available without charge from the Trust, 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, California 94403-7777 or by calling 1-800/342-3863. The Statement of Additional Information is incorporated herein by reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES OR INSURANCE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES OR INSURANCE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank; further, such shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Shares of the Funds involve investment risks, including the possible loss of principal.

This Prospectus is not an offering of the securities herein described in any state in which the offering is unauthorized. No sales representative, dealer or other person is authorized to give any information or make any representations other than those contained in this Prospectus.


SUMMARY OF FUND OBJECTIVES



FUND SEEKING STABILITY
OF PRINCIPAL AND INCOME

Money Market Fund ("Money Fund")1 seeks high current income, consistent with capital preservation and liquidity. The Fund will pursue its objective by investing exclusively in high quality money market instruments. An investment in the Money Market Fund is neither insured nor guaranteed by the U.S. Government. The Fund attempts to maintain a stable net asset value of $1.00 per share, although no assurances can be given that the Fund will be able to do so.

FUNDS SEEKING CURRENT INCOME

Adjustable U.S. Government Fund ("Adjustable Fund") seeks a high level of current income, consistent with lower volatility of principal, by investing primarily in adjustable rate securities which are issued or guaranteed by the U.S. government, its agencies or instrumentalities.

Global Income Fund1 seeks a high level of current income, consistent with preservation of capital, with capital appreciation as a secondary consideration, through investing in foreign and domestic debt obligations, including up to 25% in high yield, high risk, lower rated debt obligations (commonly referred to as "junk bonds"), and related currency transactions. Investing in a non-diversified fund of global securities including those of developing markets issuers, involves increased susceptibility to the special risks associated with foreign investing.

High Income Fund2 seeks a high level of current income, with capital appreciation as a secondary objective, by investing in debt obligations and dividend-paying common and preferred stocks. Debt obligations include high yield, high risk, lower rated obligations (commonly referred to as "junk bonds") which involve increased risks related to the creditworthiness of their issuers.

Investment Grade Intermediate Bond Fund ("Intermediate Bond Fund")1 seeks current income, consistent with preservation of capital, primarily through investment in intermediate-term, investment grade corporate obligations and U.S. government securities.

The U.S. Government Securities Fund ("Government Fund") seeks current income and safety of capital by investing exclusively in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities.

Zero Coupon Funds, 1995, 2000, 2005, 2010, seek a high investment return consistent with the preservation of capital, by investing primarily in zero coupon securities. In response to interest rate changes, these securities may experience greater fluctuations in market value than interest-paying securities of similar maturities. The Funds may not be appropriate for short-term investors or those who intend to withdraw money before the maturity date. The Zero Coupon Fund - 1995 will mature December 15, 1995.

FUNDS SEEKING GROWTH AND INCOME

Growth and Income Fund (formerly the Equity Growth Fund) seeks capital appreciation, with current income return as a secondary objective, by investing primarily in U.S. common stocks, securities convertible into common stocks, preferred stocks, and debt securities.

Income Securities Fund1,2 seeks to maximize income while maintaining prospects for capital appreciation by investing in a diversified portfolio of domestic and foreign, including developing markets, debt obligations and/or equity securities. Debt obligations include high yield, high risk, lower rated obligations (commonly referred to as "junk bonds") which involve increased risks related to the creditworthiness of their issuers.

Real Estate Securities Fund ("Real Estate Fund") seeks capital appreciation, with current income return as a secondary objective, by concentrating its investments in publicly traded securities of U.S. companies in the real estate industry.

Rising Dividends Fund seeks capital appreciation, primarily through investment in the equity securities of companies that have paid consistently rising dividends over the past ten years. Preservation of capital is also an important consideration. The Fund seeks current income incidental to capital appreciation.

Templeton Global Asset Allocation Fund ("Asset Allocation Fund")1 seeks a high level of total return through a flexible policy of investing in equity securities, debt obligations, and money market instruments of issuers in any nation, including developing markets nations. The mix of investments among the three market segments will be adjusted in an attempt to capitalize on the total return potential produced by changing economic conditions throughout the world. Foreign investing involves special risks.

Utility Equity Fund ("Utility Fund")1 seeks both capital appreciation and current income by investing in securities of domestic and foreign, including developing markets, issuers engaged in the public utilities industry.

FUNDS SEEKING CAPITAL GROWTH

Precious Metals Fund ("Metals Fund")1 seeks capital appreciation, with current income return as a secondary objective, by concentrating its investments in securities of U.S. and foreign companies, including those in developing markets, engaged in mining, processing or dealing in gold and other precious metals.

Small Cap Fund1 seeks long-term capital growth. The Fund seeks to accomplish its objective by investing primarily in equity securities of small capitalization growth companies. The Fund may also invest in foreign securities, including those of developing markets issuers. Because of the Fund's investments in small capitalization companies, an investment in the Fund may involve greater risks and higher volatility and should not be considered a complete investment program.

Templeton Developing Markets Equity Fund ("Developing Markets Fund")1 seeks long-term capital appreciation. The Fund seeks to achieve this objective by investing primarily in equities of issuers in countries having developing markets. The Fund is subject to the heightened foreign securities investment risks that accompany foreign developing markets and an investment in the Fund may be considered speculative.

Templeton Global Growth Fund ("Global Growth Fund")1 seeks long-term capital growth. The Fund hopes to achieve its objective through a flexible policy of investing in stocks and debt obligations of companies and governments of any nation, including developing markets. The realization of income, if any, is only incidental to accomplishment of the Fund's objective of long-term capital growth. Foreign investing involves special risks.

Templeton International Equity Fund ("International Fund")1 seeks long-term growth of capital. Under normal conditions, the International Equity Fund will invest at least 65% of its total assets in an internationally mixed portfolio of foreign equity securities which trade on markets in countries other than the U.S., including developing markets, and are (i) issued by companies domiciled in countries other than the U.S., or (ii) issued by companies that derive at least 50% of either their revenues or pre-tax income from activities outside of the U.S. Foreign investing involves special risks.

Templeton Pacific Growth Fund ("Pacific Fund")1 seeks long-term growth of capital, primarily through investing at least 65% of its total assets in equity securities which trade on markets in the Pacific Rim, including developing markets, and are (i) issued by companies domiciled in the Pacific Rim or (ii) issued by companies that derive at least 50% of either their revenues or pre-tax income from activities in the Pacific Rim. Investing in a portfolio of geographically concentrated foreign securities, including developing markets, involves increased susceptibility to the special risks of foreign investing and an investment in the Fund may be considered speculative.

1The Asset Allocation, Developing Markets, Global Growth, Global Income, Income Securities, Intermediate Bond, International, Money Market, Pacific, Precious Metals, Small Cap, and Utility Equity Funds may invest more than 10% of their total net assets in foreign securities which are subject to special and additional risks related to currency fluctuations, market volatility, and economic, social, and political uncertainty; investing in developing markets involves similar but heightened risks related to the relatively small size and lesser liquidity of these markets. See "Highlighted Risk Considerations, Foreign Transactions."

2The High Income and Income Securities Funds may invest up to 100% of their respective net assets in debt obligations rated below investment grade, commonly known as "junk bonds," or in obligations which have not been rated by any rating agency. Investments rated below investment grade involve greater risks, including price volatility and risk of default than investments in higher rated obligations. Investors should carefully consider the risks associated with an investment in these Funds in light of the securities in which they invest. See "Highlighted Risk Considerations, Lower Rated Debt Obligations."


Table of Contents



Contents                                                     Page

FINANCIAL HIGHLIGHTS.......................................     5
INTRODUCTION...............................................     8
GENERAL INVESTMENT
 CONSIDERATIONS............................................     8
FUND INVESTMENT OBJECTIVES
 AND POLICIES..............................................     9
Stability of Principal and Income..........................     9
 Money Market Fund.........................................     9
Current Income.............................................    10
 Adjustable U.S. Government Fund...........................    10
 Global Income Fund........................................    12
 High Income Fund..........................................    14
 Investment Grade Intermediate Bond Fund...................    15
 U.S. Government Securities Fund...........................    16
 Zero Coupon Funds.........................................    17
Growth and Income..........................................    19
 Growth and Income Fund....................................    19
 Income Securities Fund....................................    20
 Real Estate Securities Fund...............................    21
 Rising Dividends Fund.....................................    21
 Templeton Global Asset Allocation Fund....................    22
 Utility Equity Fund.......................................    24
Capital Growth.............................................    25
 Precious Metals Fund......................................    25
 Small Cap Fund............................................    27
 Templeton Developing Markets
  Equity Fund..............................................    28
 Templeton Global Growth Fund..............................    30
 Templeton International Equity Fund.......................    31
 Templeton Pacific Growth Fund.............................    32
HIGHLIGHTED RISK CONSIDERATIONS............................    33
 Foreign Transactions......................................    33
General Considerations.....................................    33
Investments in Developing Markets..........................    34
Certain Restrictions.......................................    35
Currency Risks and their Management........................    36
Interest Rate and Currency Swaps...........................    37
Investments in Depository Receipts.........................    38
 Lower Rated Debt Obligations..............................    38
The Funds' Portfolios......................................    40
Asset Composition Table....................................    40
COMMON INVESTMENT
 METHODS AND RISKS.........................................    41
 Borrowing.................................................    41
 Concentration.............................................    41
 Convertible Securities....................................    42
Convertible Securities.....................................    42
Enhanced Convertible Securities............................    42
Synthetic Convertible Securities...........................    43
 Debt Obligations..........................................    44
Corporate Debt Obligations.................................    44
Money Market Instruments...................................    44
Mortgage-Backed and
 Asset-Backed Securities...................................    44
Stripped Mortgage-Backed Securities........................    44
Municipal Securities.......................................    45
U.S. Government Securities.................................    45
Zero Coupon Securities.....................................    46
 Derivatives...............................................    46
 Diversification...........................................    46
 Loan Participations.......................................    47
 Loans of Portfolio Securities.............................    47
 Options and Futures Contracts.............................    47
Options on Securities......................................    47
Purchasing Put Options.....................................    48
Put and Call Option on the
 Same Securities...........................................    48
Spread and Straddle Transactions...........................    49
Options on Stock Indices...................................    49
Financial Futures Contracts................................    49
Interest Rate Futures Contracts............................    50
Options on Interest Rate Futures Contracts.................    50
Stock Index Futures Contracts..............................    51
Options on Stock Index Futures Contracts...................    51
Risks in Investing in Options and Futures
 Contracts and Related Options.............................    51
 Portfolio Turnover........................................    52
 Repurchase and Reverse
 Repurchase Agreements.....................................    52
Repurchase Agreements......................................    52
Reverse Repurchase Agreements..............................    52
 Restricted and Illiquid Securities........................    52
 "Rolls"...................................................    53
 Small Capitalization Issuers..............................    53
 Structured Notes..........................................    54
 Temporary Investments.....................................    54
 Trade Claims..............................................    54
 Warrants..................................................    54
 "When-Issued" and "Delayed
 Delivery Transactions.....................................    55
INVESTMENT RESTRICTIONS....................................    55
MANAGEMENT.................................................    55
 Trustees and Officers.....................................    55
 Managers..................................................    55
Management Fees............................................    56
Operating Expenses.........................................    56
Broker/Dealer Selection....................................    57
 Subadvisors...............................................    57
 Business Manager..........................................    57
 Portfolio Operations......................................    57
 Biographical Information..................................    58
PURCHASE, REDEMPTION, AND
 EXCHANGE OF SHARES........................................    62
INCOME DIVIDENDS AND
 CAPITAL GAINS DISTRIBUTIONS...............................    64
DETERMINATION OF
 NET ASSET VALUE...........................................    64
TAX CONSIDERATIONS.........................................    65
PERFORMANCE INFORMATION....................................    65
GENERAL INFORMATION........................................    66
 Custody of Assets.........................................    66
 Distribution Plans........................................    66
 Reports...................................................    66
 Transfer Agent............................................    66
 Voting Privileges and Other Rights........................    66
APPENDIX...................................................    67
 Description of Bond Ratings...............................    67
 Description of Commercial Paper Ratings...................    68


Financial Highlights



Set forth below is a table containing the financial highlights for a share of each Fund during the periods indicated in the table. The information for each of the five fiscal years ended December 31, 1994 has been audited by Coopers & Lybrand L.L.P., independent auditors, whose audit report appears in the Trust's annual report dated December 31, 1994. The figures for all prior periods are also audited, but are not covered by the auditors' current report. The figures for all periods in 1995 are not audited.



                                PER SHARE OPERATING PERFORMANCE                                         RATIOS/SUPPLEMENTAL DATA
                    ------------------------------------------------------                           ------------------------------

                                                Distri-  Distri-                                               Ratio of Net
      Net Asset  Net   Net Realized             butions  butions        Net Asset        Net Assets  Ratio of   Investment
Year  Value at  Invest-& Unrealized Total From  From Net   from  Total   Value             at End    Expenses    Income    Portfolio
Ended Beginning ment   Gain(Loss)on Investment InvestmentCapital Distri- at End  Total    of Year   to Average  to Average Turnover
Dec.31 of Year  Income  Securities  Operations  Income    Gains  butions of Year Return+ (in 000's) Net Assets  Net Assets Rate

Adjustable U.S. Government Fund
19903  $10.00  $0.01        $ -         $0.01     $ -     $ -    $ -     $10.01     0.10%  $    754     -%7       4.73%*       -%
1991    10.01   0.36          0.49       0.85       -       -      -      10.86     8.49    130,664    0.337      7.19      43.31
1992    10.86   0.36          0.12       0.48      (0.24)   -     (0.24)  11.10     4.45    256,980    0.607      5.38      53.69
1993    11.10   0.43         (0.04)      0.39      (0.45)   -     (0.45)  11.04     3.55    303,384    0.58       4.50     133.68
1994    11.04   0.62         (0.64)     (0.02)     (0.49)   -     (0.49)  10.53    (0.19)   239,695    0.57       4.79      62.05
19958   10.53   0.49          0.09       0.58      (0.73)   -     (0.73)  10.38     5.55    204.369    0.51*      5.33*     14.78
Growth and Income Fund
19891   10.00   0.13          0.16       0.29       -       -      -      10.29     2.90     17,850     -7        3.78      59.34
1990    10.29   0.20         (0.44)     (0.24)     (0.08)   -     (0.08)   9.97    (2.35)    53,902    0.67       3.46      45.08
1991     9.97   0.12          2.22       2.34      (0.20)   -     (0.20)  12.11    23.63     17,944    0.67       2.09      40.43
1992    12.11   0.08          0.72       0.80      (0.12)   -     (0.12)  12.79     6.73    231,659    0.62       1.44      25.22
1993    12.79   0.09          1.22       1.31      (0.11)   -     (0.11)  13.99    10.32    371,484    0.58       1.00      41.56
1994    13.99   0.19         (0.47)     (0.28)     (0.09)  (0.20) (0.29)  13.42    (3.41)   517,877    0.54       1.81      99.21
19958   13.42   0.14          1.90       2.04      (0.19)  (0.41) (0.60)  14.86    15.16    660,829    0.54*      2.40*     96.23
Global Income Fund
19891   10.00   0.38          0.55       0.93       -       -      -      10.93     9.30      3,077     -7        9.81      12.29
1990    10.93   0.60          0.45       1.05      (0.20)   -     (0.20)  11.78     9.83     15,646    0.69      10.82      61.52
1991    11.78   0.42          0.99       1.41      (0.60)   -     (0.60)  12.59    12.34     39,265    0.69       7.91     130.66
1992    12.59   0.26         (0.30)     (0.04)     (0.40)  (0.15) (0.55)  12.00    (0.40)    75,062    0.67       4.72      92.22
1993    12.00   0.50          1.47       1.97      (0.50)  (0.16) (0.66)  13.31    16.68    206,594    0.73       7.56      59.98
1994    13.31   0.86         (1.52)     (0.66)     (0.33)  (0.13) (0.46)  12.19    (4.99)   254,311    0.71       7.99      79.38
19958   12.19   0.59          0.38       0.97      (0.49)   -     (0.49)  12.67    10.40    249,556    0.71*      8.11*    108.83
High Income Fund
19891   10.00   0.38         (0.25)      0.13       -       -      -      10.13     1.30      7,513     -7       10.34       2.29
1990    10.13   1.00         (1.86)     (0.86)     (0.33)   -     (0.33)   8.94    (8.67)    10,768    0.67      12.94      13.95
1991     8.94   0.78          1.80       2.58      (0.90)   -     (0.90)  10.62    30.15     23,675    0.69      11.41      36.67
1992    10.62   0.38          1.31       1.69      (0.54)   -     (0.54)  11.77    16.21     67,991    0.68       9.76      33.36
1993    11.77   0.37          1.45       1.82      (0.46)   -     (0.46)  13.13    15.71    196,972    0.64       8.18      21.06
1994    13.13   0.88         (1.18)     (0.30)     (0.55)  (0.07) (0.62)  12.21    (2.26)   255,036    0.60       9.45      22.94
19958   12.21   0.45          1.18       1.63      (0.91)   -     (0.91)  12.93    13.36    327,135    0.61*      9.55*     10.42
Income Securities Fund
19891   10.00   0.28          0.62       0.90       -       -      -      10.90     9.00     16,369     -7        8.63       2.54
1990    10.90   0.82         (1.62)     (0.80)     (0.21)   -     (0.21)   9.89    (7.42)    30,054    0.67      10.39       5.53
1991     9.89   0.77          3.06       3.83      (0.90)   -     (0.90)  12.82    39.93     61,266    0.67       8.91      29.65
1992    12.82   0.40          1.26       1.66      (0.59)  (0.24) (0.83)  13.65    13.20    182,993    0.67       7.44      12.59
1993    13.65   0.33          2.18       2.51      (0.31)  (0.05) (0.36)  15.80    18.59    737,942    0.56       6.66      10.12
1994    15.80   0.82         (1.80)     (0.98)     (0.44)  (0.07) (0.51)  14.31   (6.27)  1,000,002    0.54       7.27      13.33
19958   14.31   0.54          1.19       1.73      (0.89)  (0.07) (0.96)  15.08    12.07  1,145,582    0.52*      8.05*     22.19
Investment Grade Intermediate Bond Fund
19891   10.00   0.25          0.50       0.75       -       -      -      10.75     7.50      2,192     -7        7.25       9.78
1990    10.75   0.57          0.23       0.80      (0.19)   -     (0.19)  11.36     7.55      6,786    0.69       7.92      22.91
1991    11.36   0.43          1.31       1.74      (0.49)   -     (0.49)  12.61    15.75     17,247    0.73       7.49      28.75
1992    12.61   0.25          0.47       0.72      (0.33)  (0.02) (0.35)  12.98     5.89     49,549    0.68       6.15      19.96
1993    12.98   0.27          0.82       1.09      (0.33)  (0.05) (0.38)  13.69     8.52    123,376    0.66       4.74      18.84
1994    13.69   0.51         (0.45)      0.06      (0.38)  (0.06) (0.44)  13.31     0.47    154,899    0.63       4.66      30.99
19958   13.31   0.35          0.43       0.78      (0.57)   -     (0.57)  13.52     5.84    163,728    0.62*      5.42*     17.16
Money Market Fund
19891    1.00   0.07          -          0.07      (0.07)   -     (0.07)   1.00     7.51     13,731     -7        7.18         -
1990     1.00   0.07          -          0.07      (0.07)   -     (0.07)   1.00     7.62     66,524    0.65       7.39         -
1991     1.00   0.05          -          0.05      (0.05)   -     (0.05)   1.00     5.48     68,060    0.67       5.43         -
1992     1.00   0.03          -          0.03      (0.03)   -     (0.03)   1.00     3.06     86,907    0.69       2.99         -
1993     1.00   0.03          -          0.03      (0.03)   -     (0.03)   1.00     2.54    131,534    0.66       2.53         -
1994     1.00   0.04          -          0.04      (0.04)   -     (0.04)   1.00     3.82    518,618    0.467      4.05         -
19958    1.00   0.03          -          0.03      (0.03)   -     (0.03)   1.00     2.88    446,549    0.397*     5.68*        -

              PER SHARE OPERATING PERFORMANCE                                                RATIOS/SUPPLEMENTAL DATA

       ------------------------------------------------------                             ------------------------------

                                                Distri-    Distri-                                             Ratio of Net
       Net Asset   Net  Net Realized            butions    butions        Net Asset        Net Assets Ratio of  Investment
Year   Value at  Invest-& Unrealized Total From From Net   from    Total   Value            at End   Expenses    Income    Portfolio
Ended  Beginning  ment  Gain (Loss)  Investment Investment Capital Distri- at End   Total   of Year  to Average to Average  Turnover
Dec.31 of Year   Income on SecuritiesOperations Income     Gains   butions of Year Return+(in 000's) Net Assets Net Assets    Rate

Precious Metals Fund
19891  $10.00   $0.16     $2.22      $2.38     $ -       $ -      $ -      $12.38    23.80%   $2,352     -%7       4.46%     21.30%
1990    12.38    0.13     (1.84)     (1.71)     (0.08)    (0.07)   (0.15)   10.52   (13.97)   10,926    0.69       3.25       1.02
1991    10.52    0.38      0.02       0.40      (0.20)    (0.01)   (0.21)   10.71     3.86     9,049    0.69       3.20       0.25
1992    10.71    0.10     (1.14)     (1.04)     (0.31)     -       (0.31)    9.36   (10.13)   13,827    0.69       2.23         -
1993     9.36    0.03      5.16       5.19      (0.09)     -       (0.09)   14.46    55.62    73,575    0.68       1.58       0.01
1994    14.46    0.16     (0.45)     (0.29)     (0.08)     -       (0.08)   14.09    (2.01)  125,078    0.68       1.63       7.66
19958   14.09    0.13      0.02       0.15      (0.20)    (0.15)   (0.35)   13.89     0.97   120,206    0.67*      1.79*      1.73
Real Estate Securities Fund
19891   10.00    0.25      0.23       0.48       -         -        -       10.48     4.80       808     -7        6.32      13.24
1990    10.48    0.48     (1.72)     (1.24)     (0.15)     -       (0.15)    9.09   (11.98)    1,963    0.72       7.66         -
1991     9.09    0.34      2.67       3.01      (0.45)     -       (0.45)   11.65    33.47     4,810    0.74       6.05       7.95
1992    11.65    0.14      1.24       1.38      (0.24)     -       (0.24)   12.79    12.12    14,859    0.69       4.50       2.76
1993    12.79    0.09      2.33       2.42      (0.17)     -       (0.17)   15.04    19.01    92,678    0.67       4.05       5.84
1994    15.04    0.38      0.06       0.44      (0.17)     -       (0.17)   15.31     2.89   195,697    0.62       4.00      11.73
19958   15.31    0.38      0.26       0.64      (0.52)     -       (0.52)   15.43     4.22   195,237    0.61*      4.84*     11.91
Rising Dividends Fund
19924   10.00    0.06      0.92       0.98       -         -        -       10.98     9.80    97,687    0.677      2.11*      5.22
1993    10.98    0.14     (0.52)     (0.38)     (0.03)     -       (0.03)   10.57    (3.48)  299,730    0.79       2.31      13.58
1994    10.57    0.26     (0.69)     (0.43)     (0.17)     -       (0.17)    9.97    (4.08)  309,929    0.80       2.71      24.07
19958    9.97    0.12      1.25       1.37      (0.24)     -       (0.24)   11.10    13.75   379,755    0.77*      2.84*      8.21
Templeton Developing Markets Equity Fund
19945   10.00    0.07     (0.51)     (0.44)      -         -        -        9.56    (4.40)   98,189    1.53*      1.85*      1.15
19958    9.56    0.12      0.18       0.30      (0.04)    (0.01)   (0.05)    9.81     3.09   131,779    1.47*      3.19*     13.35
Templeton Global Asset Allocation Fund
19959   10.00    0.07      0.22       0.29       -         -        -       10.29     2.90    12,717    0.92*      4.56*     25.94
Templeton Global Growth Fund
19945   10.15    0.07      0.26       0.33       -         -        -       10.48     3.15   158,856    1.14*      2.49*      7.14
19958   10.48    0.14      0.61       0.75      (0.06)     -       (0.06)   11.17     7.16   249,754    1.00*      3.77      20.75
Templeton International Equity Fund
19924   10.00    0.14     (0.38)     (0.24)      -         -        -        9.76    (2.40)   13,662    1.77*      3.91*     21.78
19936    9.76    0.18      2.60       2.78      (0.04)     -       (0.04)   12.50    28.56   310,146    1.12       1.58      29.50
1994    12.50    0.19     (0.08)      0.11      (0.03)    (0.07)   (0.10)   12.51     0.87   785,124    0.99       2.17      12.22
19958   12.51    0.24      0.72       0.96      (0.22)    (0.28)   (0.50)   12.97     7.68   821,790    0.94*      3.73*     10.00
Templeton Pacific Growth Fund
19924   10.00       -     (0.12)     (0.12)      -         -        -        9.88    (1.20)    5,788    1.317*      -         8.41
1993     9.88    0.05      4.68       4.73       -         -        -       14.61    47.87   215,882    1.14       1.29      12.36
1994    14.61    0.22     (1.50)     (1.28)     (0.03)    (0.06)   (0.09)   13.24    (8.79)  375,832    1.07       2.04       4.29
19958   13.24    0.18      0.14       0.32      (0.26)    (0.11)   (0.37)   13.19     2.38   348,046    1.04*      2.33*     20.65
U.S. Government Securities Fund
19892   10.00    0.19      0.35       0.54       -         -        -       10.54     5.40    12,116     -7        7.16*      1.34
1990    10.54    0.48      0.45       0.93      (0.11)     -       (0.11)   11.36     8.92    62,253    0.69       8.40       5.15
1991    11.36    0.41      1.35       1.76      (0.40)     -       (0.40)   12.72    15.93   187,987    0.65       7.76      11.69
1992    12.72    0.52      0.44       0.96      (0.43)    (0.01)   (0.44)   13.24     7.69   371,828    0.59       7.07      28.64
1993    13.24    0.50      0.77       1.27      (0.51)    (0.08)   (0.59)   13.92     9.71   684,303    0.54       6.06     145.11
1994    13.92    0.93     (1.56)     (0.63)     (0.67)    (0.05)   (0.72)   12.57    (4.55)  579,039    0.53       6.66      18.25**
19958   12.57    0.45      1.12       1.57      (0.96)     -       (0.96)   13.18    12.46   628,254    0.52*      6.89*      5.81**
Utility Equity Fund
19891   10.00    0.17      1.97       2.14       -         -        -       12.14    21.40    15,151     -7        5.63       4.43
1990    12.14    0.40     (0.18)      0.22      (0.10)     -       (0.10)   12.26     1.84    77,739    0.68       6.53         -
1991    12.26    0.35      2.60       2.95      (0.35)     -       (0.35)   14.86    24.56   243,626    0.63       5.92       2.01
1992    14.86    0.35      0.92       1.27      (0.31)     -       (0.31)   15.82     8.69   667,118    0.55       5.18       0.13
1993    15.82    0.38      1.28       1.66      (0.34)     -       (0.34)   17.14    10.54 1,589,634    0.51       4.47       4.80
1994    17.14    0.95     (2.94)     (1.99)     (0.62)    (0.11)   (0.73)   14.42   (11.56)1,155,110    0.52       5.58      11.74
19958   14.42    0.43      1.41       1.84      (0.90)     -       (0.90)   15.36    12.71 1,277,804    0.52*      5.57*      6.64
Zero Coupon Fund - 1995
19892   10.00    0.17      0.30       0.47       -         -        -       10.47     4.70     2,826     -7        6.40*    150.50
1990    10.47    0.42      0.54       0.96      (0.05)    (0.04)   (0.09)   11.34     9.28    23,929    0.407      8.22     111.71
1991    11.34    0.72      1.11       1.83      (0.49)    (0.03)   (0.52)   12.65    16.75    36,095    0.257      7.70      18.93
1992    12.65    0.81      0.13       0.94      (0.74)    (0.05)   (0.79)   12.80     7.85    41,824    0.257      6.96      19.93
1993    12.80    0.74      0.19       0.93      (0.80)    (0.17)   (0.97)   12.76     7.46    48,961    0.367      6.37      10.79
1994    12.76    0.76     (0.68)      0.08      (0.76)    (0.03)   (0.79)   12.05     0.70    51,144    0.407      6.51       3.64
19958   12.05    0.52      0.02       0.54      (0.87)    (0.01)   (0.88)   11.71     4.45    46,768    0.407*     6.59*      9.01



              PER SHARE OPERATING PERFORMANCE                                               RATIOS/SUPPLEMENTAL DATA
      ------------------------------------------------------                             ------------------------------

                                                Distri-    Distri-                                             Ratio of Net
       Net Asset   Net  Net Realized            butions    butions        Net Asset        Net Assets Ratio of  Investment
Year   Value at  Invest-& Unrealized Total From From Net   from    Total   Value            at End   Expenses    Income    Portfolio
Ended  Beginning  ment  Gain (Loss)  Investment Investment Capital Distri- at End   Total   of Year  to Average to Average  Turnover
Dec.31 of Year   Income on SecuritiesOperations Income     Gains   butions of Year Return+(in 000's) Net Assets Net Assets    Rate

Zero Coupon Fund - 2000
19892  $10.00    $0.21     $0.87      $1.08     $ -       $ -     $ -     $11.08    10.80% $   2,056     -%7       6.75%*   158.01%
1990    11.08     0.43      0.19       0.62      (0.13)    (0.17)  (0.30)  11.40     5.91     12,314    0.377      8.55     180.49
1991    11.40     0.57      1.67       2.24      (0.38)     -      (0.38)  13.26    20.19     27,699    0.257      7.88      19.15
1992    13.26     0.57      0.58       1.15      (0.53)     -      (0.53)  13.88     9.04     48,217    0.257      6.97       9.10
1993    13.88     0.66      1.55       2.21      (0.62)    (0.03)  (0.65)  15.44    16.15     76,916    0.377      5.88       7.02
1994    15.44     0.68     (1.71)     (1.03)     (0.69)    (0.10)  (0.79)  13.62    (6.76)    94,230    0.407      6.37         -
19958   13.62     0.33      1.55       1.88      (0.67)     -      (0.67)  14.83    13.77    122,706    0.407*     6.32*      0.66
Zero Coupon Fund - 2005
19892   10.00     0.20      1.33       1.53       -         -       -      11.53    15.30      1,372     -7        7.79*    232.71
1990    11.53     0.55     (0.32)      0.23      (0.14)    (0.47)  (0.61)  11.15     2.69      5,151    0.387      8.56     164.90
1991    11.15     0.54      1.65       2.19      (0.43)     -      (0.43)  12.91    20.37     11,299    0.257      8.00       4.54
1992    12.91     0.65      0.67       1.32      (0.61)     -      (0.61)  13.62    10.81     18,295    0.257      7.46      19.48
1993    13.62     0.44      2.55       2.99      (0.52)    (0.01)  (0.53)  16.08    22.21     42,998    0.377      5.67      16.59
1994    16.08     0.71     (2.24)     (1.53)     (0.60)    (0.19)  (0.79)  13.76    (9.60)    51,499    0.407      6.53       2.00
19958   13.76     0.35      2.31       2.66      (0.69)     -      (0.69)  15.73    19.25     70,293    0.407*     6.45*        -
Zero Coupon Fund - 2010
19892   10.00     0.17      1.44       1.61       -         -       -      11.61    16.10      2,387      -7       6.57*    193.14
1990    11.61     0.59     (0.57)      0.02      (0.13)    (0.25)  (0.38)  11.25     0.57      6,846    0.407      8.70     178.75
1991    11.25     0.56      1.58       2.14      (0.55)     -      (0.55)  12.84    20.09     15,610    0.257      8.05      22.44
1992    12.84     1.21      0.03       1.24      (0.73)     -      (0.73)  13.35    10.31     13,431    0.257      7.64      54.50
1993    13.35     0.50      2.81       3.31      (0.94)    (0.04)  (0.98)  15.68    25.47     29,189    0.257      5.89      36.63
1994    15.68     0.55     (2.27)     (1.72)     (0.63)    (0.31)  (0.94)  13.02   (10.97)    45,361    0.407      6.57       4.34
19958   13.02     0.34      2.78       3.12      (0.49)     -      (0.49)  15.65    23.88     68,611    0.407*     6.82*     13.76


*Annualized.

**The portfolio turnover rate excludes mortgage dollar roll transactions.

+Total return measures the change in value of an investment over the periods indicated. It assumes reinvestment of dividends and capital gains, if any, at net asset value and is not annualized.

1For the period January 24, 1989 (effective date) to December 31, 1989.

2For the period March 13, 1989 (effective date) to December 31, 1989.

3For the period December 3, 1990 (effective date) to December 31, 1990.

4For the period January 27, 1992 (effective date) to December 31, 1992.

5For the period March 15, 1994 (effective date) to December 31, 1994.

6Per share amounts have been calculated using the average shares outstanding during the period.

7During the periods indicated Franklin Advisers, Inc., the investment manager, agreed in advance to waive a portion of its management fees and make payment of other expenses incurred by the Funds. Had such action not been taken, ratios of operating expenses to average net assets would have been as follows:

                                                Ratio of Expenses
                                          Fiscal    to Average
Fund Name                                  Year     Net Assets

Money Market Fund.......................  19891       0.95%
                                          1994        0.54
                                          19958       0.52
Adjustable U.S. Government Fund.........  19903       0.05*
                                          1991        0.66
                                          1992        0.62
Growth and Income Fund .................  19891       1.01
Global Income Fund......................  19891       1.06
High Income Fund........................  19891       1.02
Income Securities Fund..................  19891       1.01
Investment Grade Intermediate Bond Fund   19891       1.14
Templeton Pacific Growth Fund...........  19924       2.57*
Precious Metals Fund....................  19891       1.11
Real Estate Securities Fund.............  19891       1.24
Rising Dividends Fund...................  19924       0.76*
U.S. Government Securities Fund.........  19892       0.85*
Utility Equity Fund.....................  19891       1.01
Zero Coupon Fund - 1995.................  19892       0.91*
                                          1990        0.69
                                          1991        0.68
                                          1992        0.68
                                          1993        0.68
                                          1994        0.67
                                          19958       0.66*

                                                Ratio of Expenses
                                         Fiscal     to Average
Fund Name                                 Year      Net Assets

Zero Coupon Fund - 2000.................  19892       0.93*
                                          1990        0.70
                                          1991        0.68
                                          1992        0.68
                                          1993        0.67
                                          1994        0.66
                                          19958       0.63*
Zero Coupon Fund - 2005.................  19892       1.02*
                                          1990        0.71
                                          1991        0.71
                                          1992        0.69
                                          1993        0.67
                                          1994        0.68
                                          19958       0.65*
Zero Coupon Fund - 2010.................  19892       0.93*
                                          1990        0.68
                                          1991        0.70
                                          1992        0.69
                                          1993        0.68
                                          1994        0.68
                                          19958       0.64*


8For the six months ended June 30, 1995; unaudited.

9For the period April 19, 1995 (commencement of operations) through August 31, 1995; unaudited.


Introduction



Franklin Valuemark Funds (the "Trust") is an open-end management investment company, or mutual fund, organized as a Massachusetts business trust on April 26, 1988 and registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"). The Trust currently consists of the twenty-two separate investment portfolios or funds listed on the cover (the "Funds" or a "Fund"), each of which is, in effect, a separate mutual fund. The Trust issues a separate series of shares of beneficial interest for each Fund. An investor, by investing in a Fund, becomes entitled to a pro rata share of all dividends and distributions arising from the net income and capital gains on the investments of that Fund. Likewise, an investor shares pro rata in any losses on the investments of that Fund.

Shares of the Trust are currently sold only to separate accounts (the "Variable Accounts") of the Allianz Life Insurance Company of North America and its affiliates ("Allianz Life") to fund the benefits under variable life insurance policies and variable annuity contracts (collectively the "Policies") issued by Allianz Life. The Variable Accounts are divided into sub-accounts (the "Sub-Accounts"), each of which will invest in one of the Funds, as directed within the limitations described in the appropriate Policies by the owners of the respective Policies issued by Allianz Life (collectively the "Policyholders"). Some of the current Funds in the Trust may not be available in connection with a particular Policy or in a particular state. Policyholders should consult the accompanying prospectus describing the specific Policy or Allianz Life for information on available Funds and any applicable limitations.


General Investment Considerations



Each Fund has one or more investment objectives and related investment policies and uses various investment techniques to pursue these objectives and policies. There can be no assurance that any Fund will achieve its investment objective or objectives. The investment objective or objectives of each Fund are "fundamental policies" which means they may not be changed without shareholder approval. Certain investment restrictions described here or in the Statement of Additional Information ("SAI") may also be identified as "fundamental." The investment strategies, policies, and restrictions designed to realize the stated objectives, however, are typically not fundamental and may be changed by the Trust's Board of Trustees without shareholder approval.

Investors should not consider any one Fund alone to be a complete investment program and should evaluate each Fund in relation to their personal financial situation, goals, and tolerance for risk. All of the Funds are subject to the risk of changing economic conditions, as well as the risk related to the ability of the Managers to make changes in the portfolio composition of the Fund in anticipation of changes in economic, business, and financial conditions. As with any security, a risk of loss of all or a portion of the principal amount invested accompanies an investment in the shares of any of the Funds.

The different types of securities, investments, and investment techniques used by each Fund all have attendant risks of varying degrees and are described in the pages that follow. As an overview, investors should bear in mind with respect to equity securities, there can be no assurance of capital appreciation and there is a substantial risk of decline. With respect to debt obligations, there exists the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument or at all. In addition, the value of debt obligations generally rises and falls inversely with prevailing current interest rates. Increased rates of interest which frequently accompany higher inflation and/or a growing economy are likely to have a negative effect on the value of shares of Funds which invest in debt obligations. In addition to the factors which affect the value of individual securities, a Policyholder may anticipate that the value of the shares of a Fund will fluctuate with movements in the broader equity and bond markets as well. A decline in the stock market of any country in which a Fund is invested or changes in currency valuations may also affect the price of shares of a Fund. History reflects both increases and decreases in interest rates, worldwide stock markets, and currency valuations, and these may reoccur unpredictably in the future.

As stated in the descriptions of the individual Funds below, an investment in certain of the Funds involves special additional risks as a result of their ability to invest a substantial portion of their assets in high yield, high risk, lower rated debt obligations, foreign investments including those of "developing market" issuers located in emerging nations as defined by the World Bank, specialized industry sectors, derivative instruments or complex securities. These and other types of investments and investment techniques common to more than one Fund are described in greater detail, including the risks of each and any limitations, in "Highlighted Risk Considerations," "Common Investment Methods and Risks," and the SAI. All policies and percentage limitations are considered at the time of purchase. Each of the Funds will not necessarily use the strategies described to the full extent permitted unless the Managers believe that doing so will help a Fund reach its objectives, and not all instruments or strategies will be used at all times.


Fund Investment Objectives and Policies



FUND SEEKING
STABILITY OF PRINCIPAL AND INCOME

Money Market Fund

The investment objective of the Money Market Fund is to obtain as high a level of current income (in the context of the type of investments available to the Fund) as is consistent with capital preservation and liquidity. The Fund will seek to maintain a $1 per share net asset value, but there is no guarantee that it will be successful in doing so.

The Fund will pursue this objective by investing, in accordance with procedures adopted under Rule 2a-7 under the 1940 Act, only in U.S. dollar denominated instruments which the Board of Trustees determines present minimal credit risks and which are, as required by federal securities laws, rated in one of the two highest rating categories as determined by nationally recognized statistical rating organizations ("NRSROs"), or which if unrated are of comparable quality, with remaining maturities of 397 calendar days or less ("Eligible Securities"). Because the Fund will limit its investments to high quality securities, it will experience generally lower yields than if the Fund purchased securities of lower quality and correspondingly greater risk.

Eligible Securities include the following:

1. securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities ("U.S. Government Securities");

2. obligations issued or guaranteed by U.S. banks with assets of at least one billion dollars, foreign branches of U.S. banks ("Eurodollar Investment"), U.S. branches of foreign banks ("Yankee Dollar Investments"), and foreign branches of foreign banks (including certificates of deposit, bank notes, loan participation interests, commercial paper, unsecured promissory notes, time deposits, and bankers' acceptances), provided that where the obligation is issued by a branch, the parent bank has more than five billion dollars in total assets at the time of purchase ("Bank Obligations");

3. commercial paper (unsecured promissory notes including variable amount master demand notes) issued by domestic or foreign issuers;

4. other short-term obligations issued or guaranteed by U.S. corporations, or obligations issued by foreign entities ("Corporate Obligations");

5. taxable municipal securities, the interest on which is not exempt from Federal income tax, issued by or on behalf of states, territories, and possessions of the U.S. and the District of Columbia and their political subdivisions, agencies, and instrumentalities, up to 10% of the Fund's assets;

6. unrated notes, paper, obligations or other instruments that the Manager determines to be of comparable high quality; and

7. repurchase agreements with respect to any of the foregoing obligations.

U.S. Government Securities, Bank and Corporate Obligations may have fixed, floating, or variable interest rates. NRSROs include Standard & Poor's Corporation ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch Investors Service, Inc., Duff and Phelps, Inc., IBCA Limited and its affiliate IBCA Inc., and Thompson BankWatch. See Appendix for an explanation of ratings by S&P and Moody's.

Portfolio Maturity. All Fund portfolio instruments will mature within 397 calendar days or less of the time that they are acquired. The average maturity of the Fund's portfolio securities based on their dollar value will not exceed 90 days at the time of each investment. If the disposition of a portfolio security results in a dollar-weighted average portfolio maturity in excess of 90 days, the Fund will invest its available cash in such manner as to reduce its dollar-weighted average portfolio maturity to 90 days or less as soon as is reasonably practicable.

Foreign Investments. The Fund may invest up to 25% of its assets in obligations of foreign branches of U.S. or foreign banks. The Fund's investments in foreign obligations, although always dollar denominated, involve risks related to market volatility, economic, social, and political uncertainty, that are different from investments in similar obligations of domestic entities. INVESTMENT IN FOREIGN SECURITIES INVOLVES SPECIAL AND ADDITIONAL RISKS. SEE "HIGHLIGHTED RISK CONSIDERATIONS, FOREIGN TRANSACTIONS" AND THE SAI.

Other Investment Policies. Investments in obligations of U.S. branches of foreign banks, which are considered domestic banks, may only be made if such branches have a federal or state charter to do business in the U.S. and are subject to U.S. regulatory authorities. The Fund may invest up to 10% of its assets in time deposits with maturities in excess of seven calendar days. (Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate.)

The Fund will not invest more than 5% of its total assets in Eligible Securities of a single issuer, other than U.S. Government Securities, rated in the highest category by the requisite number of rating agencies, except that the Fund may exceed that limit as permitted by SEC rules for a period of up to three business days; and the Fund will not invest (a) the greater of 1% of the Fund's total assets or one million dollars in Eligible Securities issued by a single issuer rated in the second highest category, or (b) more than 5% of its total assets in Eligible Securities of all issuers rated in the second highest category.

The Fund may acquire U. S. Government Securities on a when-issued or delayed delivery basis. The Fund may also lend portfolio securities, enter into repurchase agreements, and engage in other activities specifically identified for this fund in "Common Investment Methods and Risks." These are described more fully in "Common Investment Methods and Risks" and the SAI.

FUNDS SEEKING CURRENT INCOME

Adjustable U.S. Government Fund

The investment objective of the Adjustable U.S. Government Fund is to seek a high level of current income, consistent with lower volatility of principal. The Fund pursues its investment objective by investing primarily (at least 65% of its total assets) in adjustable rate securities with interest rates that reset at periodic intervals and which are issued or guaranteed by the U.S. government, its agencies or instrumentalities. The above stated investment policies are fundamental and may not be changed without shareholder approval.

The Fund currently consists primarily of adjustable rate mortgage securities or other securities collateralized by or representing an interest in mortgages (collectively "mortgage securities"), but this is not a fundamental policy and may be changed as the nature of the adjustable rate securities market changes.

In addition to these mortgage securities, the Fund may invest up to 35% of its total assets in (i) U.S. Government Securities and repurchase agreements collateralized by such obligations and (ii) Money Market Instruments.

Adjustable Rate Mortgage Securities ("ARMS"). ARMS are pass-through mortgage securities which are collateralized by mortgages with adjustable rather than fixed interest rates. The ARMS in which the Fund invests are issued primarily by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC"), and are actively traded in the secondary market. The underlying mortgages which collateralize ARMS issued by GNMA are fully guaranteed by the Federal Housing Administration ("FHA") or the Veterans Administration ("VA"), while those collateralizing ARMS issued by FHLMC or FNMA are typically conventional residential mortgages conforming to standard underwriting size and maturity constraints.

Most mortgage securities which are issued or guaranteed by the U.S. government, its agencies or instrumentalities represent an interest in pools of fixed-rate mortgages. The Fund believes, however, that by investing primarily in mortgage securities which will have variable rates of interest, it will achieve a more consistent and less volatile net asset value than is characteristic of mutual funds that invest primarily in mortgage securities paying a fixed rate of interest.

Unlike fixed-rate mortgages, which generally decline in value during periods of rising interest rates, adjustable rate mortgage securities allow the Fund to participate in increases in interest rates through periodic adjustments in the coupon rates of the underlying mortgages, resulting in both higher current yields and lower price fluctuations. Furthermore, if prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Fund generally will be able to reinvest such amounts in securities with a higher current rate of return. The Fund will not, however, benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of adjustable rate mortgages held as investments to exceed the maximum allowable annual or lifetime reset limits (or "cap rates") for a particular mortgage. Also, as described below, the Fund's net asset value could vary to the extent that current yields on mortgage-backed securities are different than market yields during interim periods between coupon reset dates.

The adjustable interest rate feature of the underlying mortgages generally will act as a buffer to reduce sharp changes in the Fund's net asset value in response to normal interest rate fluctuations. As the coupon rates on the mortgages underlying the Fund's investments are reset periodically, yields of portfolio securities will gradually align themselves to reflect changes in market rates and should cause the net asset value of the Fund to fluctuate less dramatically than it would if the Fund invested in more traditional long-term, fixed-rate debt obligations. During periods of rising interest rates, however, changes in the coupon rate lag behind changes in the market rate, resulting in a lower net asset value until the coupon resets to market rates. Thus, investors could suffer principal loss if they sold their shares of the Fund before the coupon rates on the underlying mortgages are adjusted to reflect current market rates. During periods of extreme fluctuations in interest rates, the Fund's net asset value will fluctuate as well. Since most mortgage securities in the Fund's portfolio will generally have annual reset caps of 100 to 200 basis points, fluctuation in interest rates above these levels could cause such mortgage securities to "cap out" and to behave more like long-term, fixed-rate debt obligations.

The mortgage securities in which the Fund principally invests, ARMS, differ from conventional bonds in that principal is paid back over the life of the ARMS rather than at maturity. As a result, the holder of the ARMS (i.e., the Adjustable Fund) receives monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing prepayments on the underlying mortgages. When the holder reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest which is lower than the rate on the existing ARMS. For this reason, ARMS may be less effective than other types of U.S. Government Securities as a means of "locking in" long-term interest rates.

Collateralized Mortgage Obligations ("CMOs"). The Fund may invest in CMOs, which are bonds collateralized by pools of mortgage loans and created by commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other U.S. issuers. Timely payment of interest and principal (but not the market value) of these pools is supported by various forms of insurance or guarantees issued by U.S. government agencies, private issuers, and mortgage poolers; the obligation itself, however, is not guaranteed. All CMOs purchased by the Fund will be either issued by a U.S. government agency or rated in the highest category by a NRSRO.

Resets. The interest rates paid on the ARMS and CMOs in which the Fund invests generally are readjusted at intervals of one year or less to an increment over some predetermined interest rate index. There are several main categories of indices: those based on U.S. Treasury securities, those based on the London Interbank Offer Rate ("LIBOR"), and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates.

Caps and Floors. The underlying mortgages which collateralize the ARMS and CMOs in which the Fund invests will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down (1) per reset or adjustment interval and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization (that is, an increase in the principal due). In periods of rising interest rates, certain coupons may be temporarily "capped out" resulting in declines in the prices of those securities and, therefore, a negative effect on share price. Conversely, in periods of declining interest rates, certain coupons may be temporarily "floored out" resulting in an increase in the prices of those securities and therefore, a positive effect on the Fund's share price.

Stripped Mortgage Securities. The Fund may also invest in stripped mortgage securities, which are derivative multiclass mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans. Stripped mortgage securities have greater market volatility than other types of mortgage securities in which the Fund invests. Stripped mortgage securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). These securities are extremely volatile and the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories, AAA or Aaa, by S&P or Moody's, respectively.

Some of these securities may generally be illiquid. At present, all such securities will be treated as illiquid, and to such extent, together with any other illiquid investments, will not exceed 10% of the Fund's net assets. The Trust's Board of Trustees may in the future adopt procedures under which government-issued IOs and POs backed by fixed-rate mortgages would be deemed to be liquid and the Fund would, therefore, treat such securities as liquid without notice to shareholders.

Other Policies. The Fund may also invest up to 5% of its assets in inverse floaters. Inverse floaters are derivative instruments with floating or variable interest rates that move in the opposite direction, at an accelerated speed, to short-term interest rates and may be considered predominantly speculative.

Under the policies stated in "Common Investment Methods and Risks" and in the SAI, the Fund may also enter into covered mortgage "dollar rolls," invest in zero coupon securities, including FICO STRIPs, engage in repurchase, "when-issued," and delayed-delivery transactions, loan its portfolio securities, and other activities specifically identified for this Fund.

Global Income Fund

The Global Income Fund's investment objective is to provide high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration.

Portfolio Investments. The Fund will pursue its objectives by investing at least 65% of its net assets in both domestic and foreign debt obligations including those in developing markets and related foreign currency transactions. Investments will be selected to provide a high current yield and currency stability, or a combination of yield, capital appreciation, or currency appreciation consistent with the Fund's objectives. As a global fund, the Fund may invest in securities issued in any currency and may hold foreign currencies. The Manager intends to manage the Fund's exposure to various currencies, and may from time to time make extensive use of forward currency exchange contracts or options on currencies for hedging purposes and to enhance income. INVESTORS SHOULD CONSIDER CAREFULLY THE SUBSTANTIAL RISKS INVOLVED IN INVESTING IN FOREIGN SECURITIES, RISKS THAT ARE HEIGHTENED FOR INVESTMENTS IN DEVELOPING MARKETS. SEE "HIGHLIGHTED RISK CONSIDERATIONS, FOREIGN TRANSACTIONS."

The Global Income Fund may invest in debt obligations or equity securities of any type of issuer, including domestic and foreign corporations, domestic and foreign banks (with assets in excess of one billion dollars), and other business organizations, domestic and foreign governments and their political subdivisions, including the U.S. government, its agencies, and authorities or instrumentalities, and supranational organizations.

Under normal market conditions, the Global Income Fund will have at least 25% of its total assets invested in debt obligations issued or guaranteed by foreign governments. Securities issued by central banks which are guaranteed by their national governments are considered to be government securities. Bonds of foreign governments or their agencies which may be purchased by the Fund may be less secure than those of U.S.
government issuers.

The Fund is also authorized to invest in debt obligations of supranational entities. A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include, among others, the World Bank, the European Investment Bank and the Asian Development Bank. The Fund is further authorized to invest in "Semi-Governmental Securities," which are debt obligations issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions which are not backed by its full faith and credit and general taxing powers.

Other debt obligations of both domestic and foreign issuers in which the Fund may invest include preferred and preference stock and all types of long-term or short-term debt obligations, such as bonds, debentures, notes, commercial paper, equipment lease certificates, equipment trust certificates, and conditional sales contracts. These debt obligations may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer; participation based on revenues, sales or profits; or the purchase of common stock in a unit transaction (where an issuer's debt obligations and common stock are offered as a unit).

Credit Quality. The Fund may invest in high yield, high risk, lower rated debt obligations, including convertible bonds, that are rated at least B by Moody's or S&P or, if unrated, are at least of comparable quality as determined by the Manager. Many debt obligations of foreign issuers, and especially developing markets issuers, are not rated by U.S. rating agencies and their selection depends on the Manager's internal analysis. Securities rated BB or lower (sometimes referred to as "junk bonds") are regarded as predominately speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation and therefore involve special risks; investments in such securities will not exceed 25% of the Fund's net assets. SEE "HIGHLIGHTED RISK CONSIDERATIONS, LOWER RATED DEBT OBLIGATIONS," "Common Investment Methods and Risks," and the SAI for additional information, the Appendix for a discussion of the rating categories, and the "Asset Composition Table" for the ratings of the debt obligations in the fund as of December 31, 1994.

Countries of Principal Investment. Under normal circumstances, at least 65% of the Fund's assets will be invested in the securities of issuers located in at least three countries, one of which may be the U.S. Securities of issuers within a given country may be denominated in the currency of that or another country, or in multinational currency units such as the European Currency Unit ("ECU"). The Fund will allocate its assets among securities of various issuers, geographic regions, and currencies in a manner which is consistent with its objectives, based upon relative interest rates among currencies, the outlook for changes in interest rates, and anticipated changes in worldwide exchange rates. In considering these factors, a country's economic and political conditions, such as inflation rate, growth prospects, global trade patterns and government policies will be evaluated.

It is currently anticipated that the Fund's assets will be invested principally within Australia, Canada, Japan, New Zealand, the U.S., Scandinavia, and Western Europe, and in securities denominated in the currencies of these countries or denominated in multinational currency units such as the ECU. The Fund may also acquire securities and currency in less developed countries as well as in developing countries. Investments in foreign securities, especially developing markets, involve special and additional risks related to currency fluctuations, market volatility and economic, social, and political uncertainty that are different from investments in similar obligations of domestic entities. See "Highlighted Risk Considerations, Foreign Transactions" and the SAI.

Portfolio Maturity. The Fund may invest in debt obligations with varying maturities. Under current market conditions, it is expected that the dollar-weighted average maturity of the Fund's debt obligations investments will not exceed 15 years. Generally, the average maturity of the Fund's debt obligations portfolio will be shorter when interest rates worldwide or in a particular country are expected to rise, and longer when interest rates are expected to fall.

Other Investment Policies. With respect to currency risk, the Fund may, but is not required to, use currency forwards, futures contracts, and interest rate swaps, primarily to hedge income or capital and secondarily to enhance income. Under the policies stated in "Common Investment Methods and Risks," "Highlighted Risk Considerations," and in the SAI, the Fund may also acquire loan participations, loan its portfolio securities, enter into repurchase, reverse repurchase, and "when-issued" transactions, purchase and sell call and put options on U.S. or foreign securities, enter into futures contracts for the purchase or sale of U.S. Treasury or foreign securities or based upon financial indices, and engage in other activities specifically identified for this Fund.

Risks and Other Considerations Related to Non-Diversification. As a non-diversified fund under the 1940 Act, the Fund is permitted to invest all of its assets in the obligations of a single issuer or relatively few issuers. Of course, the more flexible and less restrictive diversification standards for non-diversified funds under the 1940 Act may at times be important to the Fund's investment strategy since the number of issuers of foreign debt obligations is limited and foreign government securities are not considered "government securities" for 1940 Act diversification purposes. Since the Fund is permitted to invest a greater proportion of its assets in the obligations of a smaller number of foreign issuers, however, changes in the value of a single issuer's securities or interest rate fluctuations, may have a greater effect on the Fund's investments and its share price. The risks of investing in foreign securities could also be magnified. The Fund will still be subject to the diversification requirements under the federal tax code and the 25% limit on concentration of investments in a single industry which will have a somewhat mitigating effect. See "Common Investment Methods and Risks."

High Income Fund

The principal investment objective of the High Income Fund is to earn a high level of current return. As a secondary objective, the Fund seeks capital appreciation to the extent consistent with its principal objective.

Selection of Portfolio Securities. The Fund may invest in both debt obligations and dividend-paying common or preferred stocks, including high risk securities, and will seek to invest in whatever type of investment is offering the highest yield and expected total return without excessive risk at the time of purchase. Current yield is the primary criterion used by the Fund in selecting securities for investment, although potential for capital appreciation may also be considered.

In the event of a corporate restructuring or bankruptcy reorganization of an issuer whose securities are owned by the Fund, the Fund may receive securities different from those originally purchased, e.g., common stock that is not dividend paying, bonds with a lower coupon or more junior status, or convertible securities. The Fund is not obligated to sell such securities immediately, if the Manager believes, based on its own analysis, that the longer term outlook is favorable and there is the potential for a higher total return by holding such investments.

Credit Quality. When purchasing debt obligations, the Fund may invest in obligations in any rating category (including obligations in the lowest rating categories) or unrated obligations, depending upon prevailing market and economic conditions. BECAUSE OF THE FUND'S POLICY OF INVESTING IN HIGHER YIELDING, HIGHER RISK DEBT OBLIGATIONS, AN INVESTMENT IN THE FUND IS ACCOMPANIED BY A HIGHER DEGREE OF RISK THAN IS PRESENT WITH AN INVESTMENT IN HIGHER RATED, LOWER YIELDING OBLIGATIONS. ACCORDINGLY, INVESTORS CONSIDERING THE FUND SHOULD EVALUATE THEIR OVERALL INVESTMENT GOALS AND TOLERANCE FOR RISK.

It is the Fund's current intention not to purchase debt obligations, including convertible bonds, rated below Caa by Moody's or CCC by S&P; or, if unrated, comparable obligations in the view of the Manager. The lower rated obligations in which the Fund may invest (sometimes referred to as "junk bonds") are considered by S&P and Moody's, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation and therefore entail special risks. The Fund will not purchase issues that are in default. SEE "HIGHLIGHTED RISK CONSIDERATIONS, LOWER RATED DEBT OBLIGATIONS OBLIGATIONS," "Common Investment Methods and Risks," and the SAI for additional information, the Appendix for a discussion of the rating categories, and the "Asset Composition Table" for the ratings of the debt obligations in the fund as of December 31, 1994.

These ratings, which represent the opinions of the rating services, are not absolute credit standards and will be considered but will not be a determining or limiting factor. Rather than relying principally on the ratings assigned by rating services, the Manager conducts its own investment analysis based on such factors as: anticipated cash flow; interest or dividend coverage; asset coverage; earnings prospects; the experience and managerial strength of the issuer; responsiveness to changes in interest rates and business conditions; debt obligations maturity schedules and borrowing requirements; and the issuer's changing financial condition and public recognition thereof.

In the event the rating on an issue held in the Fund's portfolio is changed by the ratings service or the obligation goes into default, such event will be considered by the Fund in its evaluation of the overall investment merits of that security but will not necessarily result in an automatic sale of the security.

Certain of the high yield obligations in which the Fund may invest may be purchased at a discount. Such investments, when held to maturity or retired, may include an element of gain (which may be treated as ordinary income or capital gain for tax purposes). The Fund does not intend to hold obligations for the purpose of achieving such gains, but generally will hold them as long as current yields on these investments remain attractive. Capital losses may be realized when obligations purchased at a premium are held to maturity or are called or redeemed at a price lower than their purchase price. Capital gains or losses also may be realized upon the sale of obligations.

Because a substantial portion of this Fund's investments at any particular time may consist of debt obligations, changes in the level of interest rates, among other things, will likely affect the value of the Fund's holdings and thus the value of the Fund's shares.

Other Investment Policies. Under the policies stated in "Common Investment Methods and Risks," "Highlighted Risk Considerations," and the SAI, the Fund may acquire loan participations, purchase debt obligations on a "when-issued" basis, write covered call options, loan its portfolio securities, enter into repurchase transactions and forward currency exchange contracts, participate in interest rate swaps, invest in foreign securities, and engage in other activities specifically identified for this Fund.

Investment Grade Intermediate Bond Fund

The investment objective of the Investment Grade Intermediate Bond Fund is to provide current income, consistent with preservation of capital, primarily through investment in intermediate-term, investment grade corporate obligations and U.S. government securities.

Selection of Portfolio Investments. The Fund seeks to meet its objective by investing at least 65% of its assets in a diversified portfolio of:

(1) U.S. dollar-denominated, debt obligations such as bonds, notes and debentures, which are issued by domestic or foreign corporations and rated at the time of purchase Baa or better by Moody's or BBB or better by S&P or, if unrated, deemed to be of comparable quality by the Manager;

(2) securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities, including mortgage-backed securities; and

(3) cash and Money Market Instruments.

The Fund may invest in all types of U.S. Government Securities, including U.S. Treasury bills, notes, and bonds with varying interest rates, maturities and dates of issuance and obligations issued or guaranteed by U.S. government agencies and instrumentalities. Some of these investments are supported by the full faith and credit pledge of the U.S. government, while others are supported principally by the issuing agency.

The Fund may also invest in collateralized obligations (sometimes referred to as "asset-backed securities"), which generally are bonds issued by single purpose, stand-alone finance subsidiaries or trusts of financial institutions, government agencies, investment bankers or other similar institutions, such as Collateralized Automobile Receivables ("CARs") and CMOs. All such collateralized obligations will either be issued by a U.S. government agency or rated in the highest category by an NRSRO.

Credit Quality. The Fund will only invest in debt obligations that are investment grade, i.e., within the four highest bond ratings of either Moody's or S&P, or if unrated, deemed to be of comparable quality by the Manager. These are issues rated at least Baa by Moody's or BBB by S&P (see Appendix). While bonds carrying the fourth highest bond rating are viewed to have adequate capacity for payment of principal and interest, investments in such securities involve a higher degree of risk than those in the higher rating categories and such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well. It is currently anticipated that a minimum of 50% of the Fund's investments will be rated in the top three categories, i.e., at least A by Moody's or by S&P or, if unrated, will be judged to be at least of comparable quality as determined by the Fund's Manager, but this is not a fundamental policy of the Fund and may be changed without notice to shareholders.

Rather than relying principally on the ratings assigned by rating services, however, the Manager performs its own internal investment analysis of debt obligations being considered for the Fund's portfolio. Investments will also be evaluated in the context of economic and political conditions in the issuer's domicile. In the event the rating on an issue held in the Fund's portfolio is changed by the ratings service, such change will be considered by the Fund in its evaluation of the overall investment merits of that security but will not necessarily result in an automatic sale of the security.

Domestic and Foreign Issuers. The Fund's investments may be in both domestic and foreign issuers. While 65% of the Fund's total assets will be invested in U.S. dollar denominated debt obligations, the remaining 35% may be invested in bonds, to the extent available and permissible, issued by foreign governments (including Canadian provinces and their instrumentalities), or by supranational entities, domestic or foreign equities, debt obligations which are denominated in foreign currencies, and currency deposits or equivalents. A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development, e.g., the World Bank. The Fund is further authorized to invest in Semi-Governmental Securities. Although the Fund may, typically it does not, invest in developing markets.

The Fund may invest in securities issued in any currency and may hold foreign currency to the extent consistent with its objectives and policies described above. Securities of issuers within a given country may be denominated in the currency of that or another country, or in multinational currency units. The Fund's investments in foreign securities involve risks related to currency fluctuations, market volatility, and economic, social, and political uncertainty that are different from investing in similar obligations of domestic entities. INVESTMENT IN FOREIGN SECURITIES AND IN DEVELOPING MARKETS INVOLVE SPECIAL AND ADDITIONAL RISKS. SEE "HIGHLIGHTED RISK CONSIDERATIONS, FOREIGN SECURITIES" AND THE SAI.

Maturity of Portfolio Investments. Under normal economic conditions, the Fund will invest at least 65% of its assets in intermediate term obligations. Intermediate term obligations typically will have effective remaining maturities of between two and ten years at the time of purchase. The remaining 35% may be invested in obligations, to the extent available and permissible, which have remaining maturities of less than two years or more than ten years at the time of purchase.

When purchasing "putable" bonds (obligations which entitle each holder to require the obligor to redeem the securities at the holder's option on a date or dates prior to the final stated maturity), the Fund may consider the optional redemption date or dates as the effective maturity of the obligations. When purchasing obligations which require the obligor to prepay periodically portions of the obligation prior to the stated final maturity (whether by operation of a fixed, known, pro rata sinking fund or, as in collateralized securities, by the periodic passing through of variable payments made to the issuer on the underlying collateral), the expected average life or average term of the investment may also be deemed to be its effective maturity.

At times, particularly during periods when interest rates on short term obligations are significantly lower than those on intermediate or longer term obligations, the Fund's strategy is designed to seek a higher yield than that available from a money market fund, while attempting to avoid the potential risks to principal often associated with both non-investment grade securities and longer-term instruments.

Other Investment Policies. Under the policies stated in "Common Investment Methods and Risks," "Highlighted Risk Considerations," and in the SAI, the Fund may enter into "U.S. Treasury Rolls" and repurchase transactions, and may also write covered call options, purchase put options, enter into contracts for the purchase or sale for future delivery of U.S. Treasury or foreign securities, or contracts based upon financial indices, loan its portfolio securities, and engage in other activities specifically identified for this Fund.

U.S. Government Securities Fund

The investment objective of the U.S. Government Securities Fund is to earn income through investments in a portfolio limited to securities which are obligations of the U.S. government, its agencies or instrumentalities.

The Fund pursues its objective by investing in all types of U.S. Government Securities, including obligations issued or guaranteed by U.S. government agencies and instrumentalities. These obligations may also include fixed-rate or adjustable-rate mortgage-backed securities. (See "Common Investment Methods and Risks-Debt Obligations.") Some of these investments are supported by the full faith and credit of the U.S. government, while others are supported principally by the issuing agency and may not permit recourse against the U.S. Treasury if the issuing agency does not meet its commitments. The Fund anticipates that a significant portion of its portfolio will consist of Government National Mortgage Association ("Association") mortgage-backed certificates ("GNMAs").

GNMAs are mortgage-backed securities representing part ownership of a pool of mortgage loans. GNMAs differ from other bonds in that principal may be paid back on an unscheduled basis rather than returned in a lump sum at maturity. The Fund purchases GNMAs for which principal and interest are guaranteed.

The Association's guarantee of payment of principal and interest on GNMAs is backed by the full faith and credit of the United States government. The Association may borrow U.S. Treasury funds to the extent needed to make payments under its guarantee. Of course, this guarantee does not extend to the market value or yield of the GMNAs or the net asset value or performance of the Fund, which will fluctuate daily with market conditions.

Payments to holders of GNMAs consist of the monthly distributions of interest and principal less the Association's and issuers' fees. The portion of the monthly payment which represents a return of principal will be reinvested by the Fund in securities which may bear interest at a rate higher or lower than the obligation from which the principal payment was received.

When mortgages in the pool underlying a GNMA are prepaid by borrowers or as a result of foreclosure, such principal payments are passed through to the GNMA holders, such as the Fund. Accordingly, a GNMA's life is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool. Because of such variation in prepayment rates, it is not possible to accurately predict the life of a particular GMNA.

GNMA yields (interest income as a percentage of price) have historically exceeded the current yields on other types of U.S. Government securities with comparable maturities. The effects of interest rate fluctuations and unpredictable prepayments of principal, however, can greatly change realized yields. As with most bonds, in a period of rising interest rates, the value of a GNMA will generally decline. In a period of declining interest rates, however, it is more likely that mortgages contained in GNMA pools will be prepaid thus reducing the effective yield. This potential for prepayment during periods of declining interest rates may reduce the general upward price increases of GNMAs as compared to noncallable debt securities over the same periods. Moreover, any premium paid on the purchase of a GNMA will be lost if the obligation is prepaid. Of course, price changes of GNMAs and other securities held by the Fund will have a direct impact on the net asset value per share of the Fund.

Other Investment Policies. Under the policies stated in "Common Investment Methods and Risks" and in the SAI, the Fund may enter into covered mortgage "dollar rolls," loan portfolio securities, engage in repurchase agreements, and engage in other activities specifically identified for this Fund.

Zero Coupon Funds:
Maturing in December
of 1995, 2000, 2005, 2010

The objective of each of the four Zero Coupon Funds is to provide as high an investment return as is consistent with the preservation of capital.

Each Fund seeks to return a reasonably assured targeted dollar amount, predictable at the time of investment, on a specific target date in the future by investing primarily in zero coupon securities that pay no cash income but are acquired by the Fund at substantial discounts from their value at maturity. These securities may experience greater fluctuations in market value in response to interest rate changes than interest-paying securities of similar maturities. If shares of a Zero Coupon Fund are redeemed prior to the maturity of the Fund, an investor may experience a significantly different investment return than was anticipated at the time of purchase. Therefore, the Zero Coupon Funds may not be appropriate for Policyholders who do not plan to have their premiums invested in shares of the Fund for the long-term or until maturity.

Portfolio Investments. Under normal circumstances, each Zero Coupon Fund will invest at least 65% of its net assets in "Stripped Securities," a term used collectively for Stripped Treasury Securities, Stripped Government Securities, Stripped Corporate Securities and Stripped Eurodollar Obligations, all described below. The Stripped Securities in which each Fund will invest consist of:

1) zero coupon securities issued by the U.S. Treasury, that is, treasury bills or debt obligations issued by the U.S. Treasury that have been stripped of their unmatured interest coupons, interest coupons that have been stripped from debt obligations issued by the U.S. Treasury, and receipts and certificates for stripped debt obligations and stripped coupons, including U.S. government trust certificates (collectively, "Stripped Treasury Securities") (currently not anticipated to be in excess of 55% of the Funds' assets);

2) other zero coupon securities issued by the U.S. government and its agencies and instrumentalities, by a variety of tax-exempt issuers such as state and local governments and their agencies and instrumentalities and by "mixed-ownership government corporations" (collectively, "Stripped Government Securities");

3) zero coupon securities issued by domestic corporations which consist of corporate debt obligations without interest coupons, and, if available, interest coupons that have been stripped from corporate debt obligations, and receipts and certificates for such stripped debt obligations and stripped coupons (collectively, "Stripped Corporate Securities");

4) stripped Eurodollar obligations, which are debt obligations denominated in U.S. dollars that are issued by foreign issuers, often subsidiaries of domestic corporations ("Stripped Eurodollar Obligations").

Risks of Investing in Stripped Securities. Stripped Securities investments, like other investments in debt obligations, are subject to certain risks, including credit and market risks. To the extent the Zero Coupon Funds invest in Stripped Securities other than Stripped Treasury Securities, such investments will be rated at least A by nationally recognized statistical rating agencies, or if unrated, are determined by the Manager to be of comparable quality. Such securities are regarded as having an adequate capacity to pay principal and interest but with greater vulnerability to adverse economic conditions and have some speculative characteristics. The Zero Coupon Funds will also attempt to minimize the impact of individual credit risks by diversifying their portfolio investments.

Stripped Securities do not make any periodic payments of interest prior to maturity and the stripping of the interest coupons causes the Stripped Securities to be offered at a substantial or "deep" discount from their face amounts. The market value of Stripped Securities and, therefore, of the shares of the Zero Coupon Funds, will fluctuate with changes in interest rates and other factors and are generally subject to greater fluctuations in response to changing interest rates than would a fund consisting of debt obligations of comparable quality and maturities that pay interest currently. The amount of fluctuation increases with a longer period to maturity.

Special Risks Relating to Maturity. The Trust currently offers four separate Zero Coupon Funds, each maturing on the third Friday of December of its specific maturity year (the "Target Date"): 1995, 2000, 2005 and 2010. THE ZERO COUPON FUND-1995 WILL MATURE DECEMBER 15, 1995. On each Fund's Target Date, the Fund will be converted to cash and an investor may invest in another of the Trust's Funds. At least 30 days prior to maturity, policy owners will be notified and given an opportunity to select another investment option. If an investor does not complete an instruction form directing what should be done with liquidation proceeds, the proceeds will be automatically invested in the Money Fund and the Policyholder will be notified of such event.

Because each Fund will be primarily invested in zero coupon securities, investors whose premiums are invested in shares held to maturity, including those obtained through reinvestment of dividends and distributions, will experience a return consisting primarily of the amortization of discount on the underlying securities in the Fund. However, the net asset value of a Fund's shares increases or decreases with changes in the market value of that Fund's investments.

Because they do not pay interest, zero coupon securities tend to be subject to greater fluctuation of market value in response to changes in interest rates than interest-paying securities of similar maturities. Investors can expect more appreciation from a Zero Coupon Fund during periods of declining interest rates than from interest-paying securities of similar maturity. Conversely, when interest rates rise, a Fund will normally decline more in price than interest-paying securities of similar maturity. Price fluctuations are expected to be greatest in the longer-maturity Funds and are expected to diminish as a Fund approaches its maturity date. Interest rates can change suddenly and unpredictably. If shares of a Zero Coupon Fund are redeemed prior to the maturity of the Fund, an investor may experience a significantly different investment return than was anticipated at the time of purchase.

The Funds' Manager will attempt to maintain the average duration of each Fund to within twelve months of the Fund's Target Date. Duration is a measure of the length of an investment which takes into account, through present value analysis, the timing and amount of any interest payments as well as the amount of the principal repayment. Duration is commonly used by professional managers to help identify and control "reinvestment risk" that is, the risk that interest rates will be lower when the fund seeks to invest the proceeds from a matured obligation. Since each Fund will not be invested entirely in zero coupon securities maturing on the Target Date, there will be some unknown reinvestment risk and liquidation costs with respect to those other investments. By balancing investments with slightly longer and shorter durations, the Manager believes it can maintain a Fund's average duration within twelve months of the Fund's Target Date and thereby reduce its unknown reinvestment risk. As a fund approaches its Target Date, its portfolio will be comprised of increasingly larger amounts of repurchase agreements, commercial paper, bankers acceptances, government agency discount notes, treasury bills, and other Money Market Instruments.

Foreign Portfolio Investments. Although each Zero Coupon Fund reserves the right to invest up to 25% of its assets in obligations or securities of foreign issuers, each Fund typically limits such investments to less than 10% of their respective assets and to dollar denominated obligations. Investments in stripped Eurodollar obligations where delivery takes place outside the U.S. will be made in compliance with any applicable U.S. and foreign currency restrictions and other tax laws and laws limiting the amount and types of foreign investments. INVESTMENT IN FOREIGN SECURITIES INVOLVES SPECIAL AND ADDITIONAL RISKS. SEE "HIGHLIGHTED RISK CONSIDERATIONS, FOREIGN SECURITIES" AND THE SAI.

Structured Notes. Each Fund may invest up to 10% of its assets in certain structured notes that are comparable to zero coupon bonds in terms of credit quality, interest rate volatility, and yield when the Manager believes there is an opportunity for enhanced yield in the future and minimal additional risk. These notes would have coupon resets that may cause the current coupon to fall to, but not below, zero. Existing credit quality, duration and liquidity standards would apply, so that the Fund may not invest in structured notes unless the Manager believes that the notes pose no greater credit or market risk than stripped notes; however, these notes may carry risks similar to those of stripped securities. See "Common Investment Methods and Risks."

Other Investment Policies. To provide income for expenses, redemption payments, and cash dividends, up to 20% of each Fund's assets may be invested in Money Market Instruments. Under the policies stated in "Common Investment Methods and Risks," "Highlighted Risk Considerations," and in the SAI, the Funds may also lend portfolio securities, enter into repurchase agreements with respect to securities in which they are permitted to invest, and engage in other activities specifically identified for these Funds.

Tax Considerations. Under the federal income tax law, a portion of the difference between the purchase price of the zero coupon securities and their face value ("original issue discount") is considered to be income to the Zero Coupon Funds each year, even though such Funds will not receive cash payments representing the discount from these securities. This original issue discount will comprise a part of the net taxable investment income of such Funds which must be "distributed" to the insurance company, as shareholder each year, whether or not such distributions are paid in cash. To the extent such distributions are paid in cash, the Fund may have to generate the required cash from interest earned on non-zero coupon securities or possibly from the disposition of zero coupon securities.

FUNDS SEEKING GROWTH AND INCOME

Growth and Income Fund
(formerly the "Equity Growth Fund")

The principal investment objective of the Growth and Income Fund is capital appreciation. The Fund's secondary objective is to provide current income return.

Portfolio Investments. The Fund pursues capital appreciation by investing in securities the Manager believes have the potential to increase in value. The Fund will normally invest in the U.S. stock market by investing in a broadly diversified portfolio of common or preferred stocks and securities convertible into common stocks which may be traded on a securities exchange or over-the-counter. Such investments will be made, however, only if the Fund's Manager believes that the perceived risk is justified by the potential for capital appreciation.

The Fund seeks current income through the receipt of dividends or interest from its investments, and the payment of dividends may therefore be a consideration in purchasing debt obligations or securities for the Fund. In pursuing its secondary objective of current income, the Fund may also purchase convertible securities, including bonds or preferred stocks, debt obligations, and Money Market Instruments.

Convertible Securities. The Fund may invest in securities which provide an opportunity for equity participation. These securities (generally debt obligations or preferred stock) are convertible into a certain quantity of the common stock of the same or a different issuer, at a stated price within a specified period of time and are generally senior to common stocks in a corporation's capital structure, although they are usually subordinated to similar nonconvertible debt obligations. The convertible debt obligations in which the Fund invests are subject to the same rating criteria as the Fund's investments in debt obligations. Convertible preferred stocks are equity securities and generally carry a higher degree of market risk than debt obligations. They often may be regarded as speculative in nature.

The Fund may also invest in enhanced convertible securities which provide an investor, such as the Fund, with the opportunity to earn higher dividend income than is available on a company's common stock. These may be considered derivatives or complex securities. See "Highlighted Risk Considerations" and "Common Investment Methods and Risks."

Selection of Portfolio Investments. The investment strategy of the Fund is to generally invest in undervalued issues believed to have attractive long-term growth prospects. The Fund had been managed using primarily a quantitative analysis approach to stock selection, supported by fundamental research. In May of 1995, that management strategy was shifted to stock selection focusing on relative yield analysis, supported by fundamental and quantitative analysis.

The Fund's Manager uses relative yield analysis to target companies that have current relative yields near the upper end of their historical ranges. In doing so, the Fund's Manager hopes to identify undervalued stocks, in pursuit of the Fund's primary objective of capital appreciation. Relative yield, as used here, is a company's stock yield divided by the market yield (as defined by the S&P
500). In implementing the Fund's relative yield strategy, the Fund generally restricts its investment to stocks yielding at least 100% of the yield of the S&P 500, thereby enabling the Manager to pursue its secondary objective, namely current income. In addition to relative yield analysis, the fund employs other valuation methods including, but not limited to, quantitative and fundamental analysis. This strategy has decreased the Fund's exposure to smaller capitalization issuers in favor of mid- and larger capitalization issuers.

Foreign Investments. Although the Fund reserves the right to invest up to 30% of its assets in foreign securities not publicly traded in the U.S., the Fund's current investment strategy is to limit such investments to less than 5% of the Fund's total net assets excluding American Depository Receipts (in which the Fund may also invest). See "Highlighted Risk Considerations - Foreign Transactions".

Other Investment Policies. The Fund may also invest up to 5% of its assets in equity real estate investment trusts ("REITs") which are described in the Real Estate Fund. The Fund will not invest more than 5% of its assets in debt obligations, including convertible debt obligations, rated Ba or lower by Moody's or BB or lower by S&P, or unrated securities determined by the Manager to be of comparable quality. Under the policies stated in "Common Investment Methods and Risks" and in the SAI, the Fund may also write covered call and put options; purchase call and put options on securities and indices of securities; engage in "forward conversion" transactions; loan its portfolio securities; enter into repurchase transactions; and engage in other activities specifically identified for this Fund.

Name Change. The Board of Trustees approved a change in the Fund's name to the "Growth and Income Fund" from the "Equity Growth Fund" to better reflect its investment objectives and current strategy, effective May 1, 1995. The Fund's investment objectives, which are fundamental policies, are unchanged.

Income Securities Fund

The investment objective of the Income Securities Fund is to maximize income while maintaining prospects for capital appreciation.

Portfolio Investments. The Fund will pursue its objective typically by investing in a diversified portfolio of domestic and foreign debt obligations which may include high yield, high risk, lower rated obligations (commonly referred to as "junk bonds") as well as equity securities, selected with particular consideration of current income production along with capital appreciation. Because of the Fund's policy of investing in higher yielding, higher risk obligations, an investment in the Fund is accompanied by a higher degree of risk than is present with an investment in higher rated, lower yielding obligations. Accordingly, investors considering this fund should evaluate their overall investment goals and tolerance for risk.

In selecting portfolio investments, the Manager may invest in the securities and obligations of issuers which are corporations, associations or similar legal entities having gross assets valued by it at not less than one million dollars as shown by its latest published annual report, or in securities traded on any national securities exchange or on NASDAQ Stock Markets ("NASDAQ"), or in Money Market Instruments. Such investments may include zero coupon bonds, pay-in-kind bonds, or preferred stocks. See "Common Investment Methods and Risks."

There are no restrictions as to the proportion of investments which may be made in any particular types of security and such determination is entirely within the Manager's discretion. As market conditions change, it is conceivable that all of the assets of the Fund might be invested in debt obligations or, conversely, in common stocks. As a fundamental policy, however, the Fund will not concentrate its investments in a single industry in excess of 25% of its total assets.

Credit Quality. The Fund may invest in securities regardless of their ratings. Accordingly, the assets of the Fund may be invested in debt obligations rated Ba or lower by Moody's or BB or lower by S&P, or unrated debt obligations determined by the Manager to be of comparable quality. Higher yields are ordinarily available from lower rated debt obligations. These bonds are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation and therefore entail special risks. As an operating policy, however, the Fund will generally invest in securities that are rated at least Caa by Moody's or CCC by S&P, except for defaulted securities discussed below, or, if unrated, at least of comparable quality as determined by the Manager. SEE "HIGHLIGHTED RISK CONSIDERATIONS, LOWER RATED DEBT OBLIGATIONS," "Common Investment Methods and Risks," and the SAI for additional information, the Appendix for a discussion of the rating categories, and the "Asset Composition Table" for the ratings of the debt obligations in the fund as of December 31, 1994. Since a substantial portion of the Fund's portfolio at any particular time may consist of debt obligations, changes in the level of interest rates, among other things, will likely affect the value of the Fund's holdings and therefore the value of a Policyholder's investment.

Defaulted Debt Obligations. The Fund may purchase debt obligations of issuers not currently paying interest as well as issuers who are in default if, in the opinion of the Manager, the issuer is expected to resume interest payments or other advantageous developments appear likely, in the near term. As an operating policy, such speculative investments will not exceed 5% of the Fund's net assets. See "HIGHLIGHTED RISK CONSIDERATIONS, LOWER RATED DEBT OBLIGATIONS" AND "RESTRICTED AND ILLIQUID INVESTMENTS."

Foreign Investments. The Fund may invest up to 25% of its total net assets in foreign securities not publicly traded in the U.S., including those of developing markets issuers. The Fund may also invest in sponsored or unsponsored American Depository Receipts. The Fund's investments in foreign securities involve risks related to currency fluctuations, market volatility, and economic, social, and political uncertainty that are different from investments in similar obligations of domestic entities. INVESTMENT IN FOREIGN SECURITIES AND IN DEVELOPING MARKETS INVOLVE SPECIAL AND ADDITIONAL RISKS. SEE "HIGHLIGHTED RISK CONSIDERATIONS, FOREIGN SECURITIES" AND THE SAI.

Other Investment Policies. Under the policies stated in "Common Investment Methods and Risks," "Highlighted Risk Considerations," and in the SAI, the Fund may also invest up to 5% of its assets in loan participations and other related direct or indirect bank obligations and up to 5% of its assets in trade claims, both of which carry a high degree of risk; invest up to 5% of its assets in enhanced convertible securities which may include PERCS, ACES, DECS, MPS, and PEPS; loan its portfolio securities; enter into repurchase transactions; purchase debt obligations on a "when-issued" or "delayed-delivery" basis; write covered call options on securities; and engage in other activities specifically identified for this Fund.

Real Estate Securities Fund

The principal objective of the Real Estate Securities Fund is capital appreciation, with a secondary objective of earning current income on its investments.

Portfolio Investments. The Fund pursues its principal objective by investing primarily in securities of companies operating in the real estate industry. Under normal circumstances, therefore, at least 65% of the Fund's total assets will be invested in "real estate securities," (defined below), primarily equity real estate investment trusts ("REITs"). The Fund may also invest in equity securities issued by home builders and developers and in debt obligations and convertible securities issued by REITs, home builders, and developers. The Fund will generally invest in real estate securities of companies listed on a securities exchange or traded over-the-counter. As used by the Fund, investments deemed to be "real estate securities" will include equity, debt obligations, and convertible securities of companies having the following characteristics and will be subject to the following limitations:

1. Companies qualifying as a REIT for federal income tax purposes. In order to qualify as a REIT, a company must derive at least 75% of its gross income from real estate sources (rents, mortgage interest, gains from the sale of real estate assets), and at least 95% from real estate sources, plus dividends, interest and gains from the sale of securities. Real property, mortgage loans, cash and certain securities must comprise 75% of a company's assets. In order to qualify as a REIT, a company must also make distributions to shareholders aggregating annually at least 95% of its REIT taxable income.

2. Companies, such as home builders and developers, having at least 50% of their assets related to, or deriving at least 50% of their revenues from, the ownership, construction, management, or sale of residential, commercial or industrial real estate.

Risks Related to Concentration. The Fund may invest more than 25% of its total assets in any sector of the real estate industry described above. The Fund's policy of concentrating in the securities of companies in the real estate industry and the other investment policies referenced above are fundamental policies that cannot be changed without shareholder approval. Due to the Fund's concentration in the real estate industry, adverse developments in that industry will have a greater impact on the Fund, and consequently shareholders, than a fund with broader diversification. Special considerations to an investment in the Fund include those risks associated with the direct ownership of real estate: declines in the value of real estate, risks related to general and local economic conditions, over-building and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates. The value of securities of companies which service the real estate industry may also be affected by such risks.

In addition to the risks discussed above, equity REITs may be affected by any changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are dependent on the REITs' management skill, may not be diversified, and are subject to the risks of financing projects. The Fund could conceivably own real estate directly as a result of a default on debt obligations it owns. Changes in prevailing interest rates also may inversely affect the value of the debt obligations in which the Fund will invest.

The Fund's Manager believes, however, that diversification of the Fund's assets into different types of real estate investments will help mitigate, although it cannot eliminate, the inherent risks of such industry concentration.

Real Estate Related Investments. In addition to the Fund's investments in real estate securities, as defined above, the Fund may also invest a portion of its assets in debt obligations or equity securities of issuers engaged in businesses whose products and services are closely related to the real estate industry, and publicly traded on an exchange or in the over-the-counter market. Such issuers may include manufacturers and distributors of building supplies; financial institutions that issue or service mortgages, such as savings and loan associations or mortgage bankers; and companies whose principal business is unrelated to the real estate industry but who have significant real estate holdings (at least 50% of their respective assets) believed to be undervalued relative to the price of those companies' securities.

Credit Quality. As an operating policy, the Fund will not invest more than 10% of its net assets in convertible debt obligations or debt obligations rated Ba or lower by Moody's or, if unrated, deemed by the Manager to be of comparable quality. Generally, however, the Fund will not acquire any investments rated lower than B by Moody's or, if unrated, deemed to be of comparable quality by the Manager. Lower rated obligations (commonly referred to as "junk bonds") are considered by the rating agencies to have increased risks related to the creditworthiness of their issuers. SEE "HIGHLIGHTED RISK CONSIDERATIONS, LOWER RATED DEBT OBLIGATIONS" AND THE SAI.

Other Investment Policies. Under the policies stated in "Highlighted Risk Considerations," "Common Investment Methods and Risks," and in the SAI, the Fund may also write covered call options, loan its portfolio securities, engage in repurchase transactions, invest in foreign securities, and engage in other activities specifically identified for this Fund.

Rising Dividends Fund

The investment objectives of the Rising Dividends Fund are capital appreciation and current income incidental to capital appreciation. In seeking capital appreciation, the Fund invests with a long-term investment horizon. Preservation of capital, while not an objective, is also an important consideration.

Selection of Portfolio Investments. The Fund seeks to achieve its investment objectives by investing, as a fundamental policy, at least 65% of its net assets in financially sound companies that have paid consistently rising dividends based on the investment philosophy that the securities of such companies, because of their dividend record, have a strong potential to increase in value. Under normal market conditions, the Fund's portfolio is at least 65% invested in the securities of companies that meet the following specialized criteria at the time of purchase:

1. consistent dividend increases - a company should have increased its dividend in at least eight out of the last ten years with no year showing a decrease;

2. substantial dividend increases - a company must have increased its dividend at least 100% over the past ten years;

3. reinvested earnings - dividend payout should be less than 65% of current earnings (except for utility companies);

4. strong balance sheet - long-term debt obligations should be no more than 30% of total capitalization (except for utility companies); and

5. attractive price - the current price should either be in the lower half of the stock's price/earnings ratio range for the past ten years or less than the average current market price/earnings ratio of the stocks comprising the S&P 500 Stock Index.

The remaining 35% of the Fund's assets typically are invested in dividend-paying equity securities with similar characteristics that may not meet all of the specialized criteria listed above. The Fund's investments may include common stocks, convertible securities, or rights or warrants to subscribe for or purchase common stocks.

The Manager also considers other factors, such as return on shareholder's equity, rate of earnings growth and anticipated price/earnings ratios, in selecting investments for the Fund. In addition, because capital preservation is an important consideration, the Manager generally also reviews a company's stability and the strength of its balance sheet in selecting among eligible growth companies.

Other Investment Policies. Under the policies stated in "Common Investment Methods and Risks," "Highlighted Risk Considerations - Foreign Transactions," and in the SAI, the Fund may also loan its portfolio securities, enter into repurchase transactions, write covered call options, invest in foreign securities, and engage in other activities specifically identified for this Fund.

Templeton Global Asset Allocation Fund

The investment objective of the Templeton Global Asset Allocation Fund is to seek a high level of total return through a flexible policy of investing in the following market segments: equity securities of issuers in any nation, debt obligations of companies and governments of any nation, and Money Market Instruments.

Portfolio Investments. The mix of investments among these three market segments will be adjusted in an attempt to capitalize on total return potential produced by changing economic conditions throughout the world. There are no minimum or maximum percentages as to the amount of the Fund's assets which may be invested in each of the market segments. Except as noted below and under "Investment Restrictions" in the SAI, the Manager has complete discretion in determining the amount of equity securities, debt obligations, or Money Market Instruments in which the Fund may invest.

The Fund seeks to achieve its objective by seeking investment opportunities in all types of securities issued by companies or governments of any nation, including developing markets nations. The Fund will normally be invested in at least three countries, except during defensive periods. INVESTORS SHOULD CONSIDER CAREFULLY THE SUBSTANTIAL RISKS INVOLVED IN INVESTING IN FOREIGN SECURITIES, RISKS THAT ARE HEIGHTENED FOR INVESTMENTS IN DEVELOPING MARKETS. SEE "HIGHLIGHTED RISK CONSIDERATIONS, FOREIGN TRANSACTIONS."

Equity Securities. Equity securities in which the Fund may invest consistent with its investment objective and policies may include common and preferred stock, securities (bonds or preferred stock) convertible into common stock ("convertible securities"), warrants, and securities representing underlying international securities such as depository receipts. The Fund may purchase sponsored or unsponsored depository receipts, such as ADRs, EDRs, and GDRs, which will be deemed to be investments in the underlying securities for purposes of the Fund's investment policies. Depository receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted and they involve the risks of other investments in foreign securities, as discussed in "Highlighted Risk Considerations, Foreign Transactions."

Debt Obligations. Debt obligations in which the Fund may invest consistent with its investment objective and policies may include many types of debt obligations of both domestic and foreign issuers such as bonds, debentures, notes, commercial paper, and obligations issued or guaranteed by governments or government agencies or instrumentalities, and, specifically, Government National Mortgage Association ("GNMA") mortgage-backed certificates. The yields provided by GNMA securities have historically exceeded the yields on other types of U.S. Government Securities with comparable maturities; unpredictable prepayments of principal, however, can greatly change realized yields. See "Common Investment Methods and Risks." The Fund has the flexibility to invest in preferred stocks and certain debt obligations, rated or unrated, such as convertible bonds and bonds selling at a discount. Debt obligations can provide the potential for capital appreciation based on various factors such as changes in interest rates, economic and market conditions, improvement in an issuer's ability to repay principal and pay interest, and ratings upgrades.

Credit Quality. The Fund may invest in medium grade and lower quality debt obligations that are rated between BBB and as low as CC by S&P, and between Baa and as low as Ca by Moody's or, if unrated, are of equivalent investment quality as determined by the Manager. Bonds rated BB or lower are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation and may be in default. Issues of bonds rated Ca may often be in default. Higher yields are generally available from securities in the higher risk, lower rating categories of S&P or Moody's (commonly referred to as "junk bonds"); however, the values of lower rated securities generally fluctuate more than those of higher rated securities and involve greater risk of loss of income and principal. SEE "HIGHLIGHTED RISK CONSIDERATIONS, LOWER RATED DEBT OBLIGATIONS" AND "APPENDIX."

As an operating policy established by the Board, however, the Fund will not invest more than 10% of its total assets in debt obligations rated BBB or lower by S&P or Baa or lower by Moody's or if unrated, determined by the Manager to be of comparable quality. Such limit would not include defaulted debt obligations. Many debt obligations of foreign issuers, and especially developing markets issuers, are not rated by U.S. rating agencies and their selection depends on the Manager's internal analysis. The Board may consider a change in this operating policy if, in its judgment, economic conditions change such that a higher level of investment in high risk, lower quality debt obligations would be consistent with the interests of the Fund and its Shareholders.

Defaulted Debt Obligations. The Fund may, from time to time, purchase defaulted debt obligations if, in the opinion of the Managers, the issuer may resume interest payments in the near future. As an operating policy, which may be changed by the Board, the Fund will not invest more than 10% of its total assets in such speculative defaulted debt obligations. Such securities may be illiquid and as such, would be part of the Fund's overall 10% of assets limit on illiquid investments. SEE "HIGHLIGHTED RISK CONSIDERATIONS, LOWER RATED DEBT OBLIGATIONS" AND "APPENDIX" and "Restricted and Illiquid Investments."

Money Market Instruments. The Fund may invest in Money Market Instruments. In addition, the Fund may hold cash and time deposits with banks in the currency of any major nation and invest in certificates of deposit of federally insured savings and loan associations having total assets in excess of $1 billion. The Fund may also invest in commercial paper limited to obligations rated Prime-1 or Prime-2 by Moody's or A-1 or A-2 by S&P or, if not rated by Moody's or S&P, issued by companies having an outstanding debt issue currently rated Aaa or Aa by Moody's or AAA or AA by S&P. See the Appendix.

Foreign Securities. The Fund has an unlimited right to purchase securities in any foreign country, developed or underdeveloped, if they are listed on an exchange, as well as a limited right to purchase such securities if they are unlisted. The Fund's investments in foreign securities involve risks related to currency fluctuations, market volatility, and economic, social, and political uncertainty that are different from investing in similar obligations of domestic entities. See "HIGHLIGHTED RISK CONSIDERATIONS, FOREIGN TRANSACTIONS."

Currency Techniques. The Fund may, but with respect to equity securities does not currently intend, to employ certain active currency hedging techniques to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. Such techniques may include investments in foreign currency futures contracts, forward foreign currency exchange contracts ("forward contracts"), and options on foreign currencies, all of which involve specialized risks.

The Fund will normally conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market. The Fund will generally not enter into a forward contract with a term of greater than one year. The Fund has no specific limitation on the percentage of assets it may commit to forward contracts, except that it will not enter into a forward contract if the amount of assets set aside to cover the contract would impede portfolio management or the Fund's ability to meet redemption requests. The Fund may also purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. See "Highlighted Risk Considerations, Foreign Transactions" and the SAI.

Collateralized Mortgage Obligations ("CMOs"). CMOs, considered derivative or complex securities, are securities collateralized by pools of mortgage loans created by commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other issuers in the U.S. Timely payment of interest and principal (but not the market value) of these pools is supported by various forms of insurance or guarantees issued by U.S. Government agencies, private issuers, and mortgage poolers; however, the obligation itself is not guaranteed. If the collateral securing the obligations is insufficient to make payment on the obligation, a holder could sustain a loss. In addition, the Fund may buy CMOs without insurance or guarantees if, in the opinion of the Managers, the sponsor is creditworthy. The ratings of the CMOs will be consistent with the ratings criteria of the Fund. Prepayments of the mortgages included in the mortgage pool may influence the yield of the CMO. Prepayments usually increase when interest rates are decreasing, thereby decreasing the life of the pool. Reinvestment of prepayments may be at a lower rate than that on the original CMO. As a result, the value of CMOs decrease like other debt obligations when interest rates rise, but when interest rates decline, they may not increase as much as other debt obligations, due to the prepayment feature.

Futures Contracts. The Fund may purchase and sell financial futures contracts, stock index futures contracts, bond index futures contracts, and foreign currency futures contracts for hedging purposes only and not for speculation. As an operating policy, which the Board may change, the Fund may engage in such transactions only if the total contract value of the futures contracts does not exceed 20% of the Fund's total assets and the Fund may not commit more than 5% of its total assets to initial margin deposits on futures contracts. See "Common Investment Methods and Risks, Options and Futures Contracts."

Portfolio Turnover. The Fund invests for long-term total return and does not intend to place emphasis on short-term trading profits. Accordingly, the Fund expects to have an annual portfolio turnover rate of less than 50%. Portfolio turnover could be greater in periods of unusual market movement and volatility. The Managers will weigh the potential benefits of any short-term trading against the higher transaction costs associated with a higher turnover rate.

Other Investment Policies. Under the policies stated in "Common Investment Methods and Risks," "Highlighted Risk Considerations," and in the SAI, the Fund may also invest up to 10% of its net assets in illiquid and restricted securities, purchase securities on a "when-issued" basis, enter into repurchase transactions, loan its portfolio securities with an aggregate value of up to one third of its total assets, borrow up to 331/3% of the value of its net assets for temporary or emergency purposes or to increase its holdings of portfolio securities, and engage in other activities specifically identified for this Fund.

Utility Equity Fund

The investment objectives of the Utility Equity Fund are to seek both capital appreciation and current income by concentrating investments in the securities of public utilities companies.

Portfolio Investments. The Fund pursues its objectives by investing, under normal conditions, at least 65% of the Fund's total assets in securities of issuers engaged in the public utilities industry, which includes the manufacture, production, generation, transmission and sale of gas and electric energy and water. Assets may also be invested in issuers engaged in the communications field, including entities such as telephone, telegraph, satellite, microwave and other companies providing communication facilities for the public benefit, but not those in public broadcasting. The Fund will normally invest in common stocks which are expected to yield dividends.

Foreign Investments. The Fund may invest up to 25% of its total net assets in foreign securities, including Depository Receipts and those of developing markets issuers. The Fund's investments in foreign securities involve risks related to currency fluctuations, market volatility, and economic, social, and political uncertainty that are different from investing in similar obligations of domestic entities. INVESTMENTS IN FOREIGN SECURITIES, AND DEVELOPING MARKETS, INVOLVE SPECIAL AND ADDITIONAL RISKS. SEE "HIGHLIGHTED RISK CONSIDERATIONS, FOREIGN SECURITIES" AND THE SAI.

Risks Associated with Utilities Investments. The Fund has substantial investments in gas and electric public utility companies which have certain characteristics and risks of which investors should be aware. Such characteristics include: the difficulty in obtaining adequate returns on invested capital despite frequent rate increases; the difficulty in financing large construction programs during inflationary periods; restrictions on operations and increased costs and delays attributable to environmental considerations; difficulty of the capital markets in absorbing utility debt obligations and equity securities; difficulties in obtaining fuel for electric generation at reasonable prices; difficulty in obtaining natural gas for resale; declines in the prices of alternative fuels; increased competition and concentration; risks associated with the construction and operation of nuclear power plants; and general effects of energy conservation. The Fund's policy of concentrating its investments in utilities may make it more susceptible to adverse developments than a fund with greater industry diversification.

In addition, utility stocks may be particularly sensitive to interest rate movements because investors may value such stocks based upon their yields rather than their potential growth. Accordingly, utility stocks may behave like bonds, rising in value during periods of falling interest rates and falling in value during periods of rising interest rates. Utility stocks may also, however, be affected by factors which affect equity securities generally.

Notwithstanding these risk factors, gas and electric utility companies have been favorably affected by lower financing costs, and, in the case of electrical utilities, the ability to build, operate and maintain power plants outside their historical territories. Each of the favorable factors is, of course, subject to change.

Other Investment Policies. The Fund may invest up to 5% of its assets in debt obligations, including convertible bonds issued by public utility issuers, regardless of their ratings, which means the assets of the Fund may be invested in securities rated Ba or lower by Moody's or BB or lower by S&P, or unrated securities determined by the Manager to be of comparable quality. Higher yields are ordinarily available from lower rated obligations (commonly referred to as "junk bonds") and reflect their predominantly speculative characteristics. Under the policies stated in "Common Investment Methods and Risks," "Highlighted Risk Considerations," and in the SAI, the Fund may also invest up to 5% of its assets in preferred stocks or convertible preferred stocks issued by public utility issuers, write covered call options, loan its portfolio securities, enter into repurchase transactions, and engage in other activities specifically identified for this Fund.

FUNDS SEEKING CAPITAL GROWTH

Precious Metals Fund

The principal investment objective of the Precious Metals Fund is capital appreciation through concentration of its investments in securities of issuers engaged in mining, processing or dealing in gold and other precious metals. The Fund's secondary objective is to provide current income return through the receipt of dividends or interest from its investments.

Portfolio Investments. The Fund pursues its principal objective by investing, under normal circumstances, at least 65% of the value of the Fund's total assets in securities of issuers engaged in mining, processing or dealing in gold and other precious metals, such as silver, platinum and palladium, securities of gold mining finance companies, as well as securities of operating companies with long-life, medium-life, or short-life mines.

The Fund will normally invest in common stocks, and securities convertible into common stocks, such as convertible preferred shares, convertible debentures, convertible rights and warrants which may be traded on a securities exchange or over-the-counter. The payment of dividends may be a consideration in purchasing securities for the Fund because of its secondary objective of current income.

Foreign Investments. Because of the Fund's policy of investing primarily in securities of companies engaged in mining, processing or dealing in gold, a substantial part of its assets is generally invested in securities of companies domiciled or operating in one or more foreign countries, which may include developing market countries. The Fund generally anticipates that it may invest more than 50% of its total assets in the securities of corporations located outside the U.S., including South Africa. Due to current internal conditions in South Africa, any investments in securities from that country may be subject to somewhat greater risk than an investment in a country with a more stable political profile and without such conditions. INVESTMENTS IN FOREIGN SECURITIES, ESPECIALLY DEVELOPING MARKETS, INVOLVE SPECIAL AND ADDITIONAL RISKS RELATED TO CURRENCY, MARKET, POLITICAL, AND OTHER FACTORS THAT ARE DIFFERENT FROM INVESTMENTS IN SIMILAR OBLIGATIONS OF DOMESTIC ENTITIES. SEE "HIGHLIGHTED RISK CONSIDERATIONS, FOREIGN TRANSACTIONS" AND THE SAI.

Risks of Investing in Precious Metals. The value of this Fund's shares fluctuates and may, in fact, be more volatile than the shares of other Funds because of the volatility of the underlying portfolio investments. Due to the Fund's policy of concentrating its investments in gold and precious metal-related issuers, an investment in the Fund's shares may be subject to greater risk of adverse developments in those industries than an investment in a fund with greater industry diversification. Special Fund risks may include: fluctuations in the price of gold; the potential effect of the concentration of the sources of supply of gold and over control of the sale of gold; changes in U.S. or foreign tax or currency laws; and unpredictable monetary policies and economic and political conditions. For additional discussion of the special risks of this Fund, see "Highlighted Risk Considerations" in the SAI.

Other Investment Policies. The Fund may invest in gold bullion. In seeking income or appreciation or in times when the Fund's Manager believes a conservative or defensive investment policy is in order, the Fund may also purchase preferred stocks and debt obligations, any of which may or may not be rated securities. In those circumstances, the Fund may also place some of its cash reserves in Money Market Instruments. Under the policies stated in "Common Investment Methods and Risks," "Highlighted Risk Considerations," and in the SAI, the Fund may also write covered call options, loan its portfolio securities, enter into repurchase transactions, and engage in other activities specifically identified for this Fund.

Small Cap Fund

The Fund's investment objective is long-term capital growth. The Fund seeks to accomplish its objective by investing primarily in equity securities of small capitalization growth companies. Investments in small capitalization companies may involve greater risks and greater volatility than investments in larger and more established companies.

Portfolio Investments. Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities of small capitalization growth companies ("small cap companies"). A small cap company generally has a market capitalization of less than $1 billion at the time of the Fund's investment and, in the opinion of the Fund's Manager, is positioned for rapid growth in revenues, earnings or assets. Market capitalization is defined as the total market value of a company's outstanding common stock. The securities of small cap companies are traded on U.S. or foreign stock exchanges and over-the-counter. As an operating policy the Fund will not invest more than 10% of its assets in securities issued by companies with less than three years of continuous operation.

The Fund seeks to invest at least one-third of its assets in equity securities of companies with market capitalizations of $550 million or less; there is no assurance, however, that the Fund will always be able to find suitable companies to include in this one-third portion. The Manager will monitor the availability of securities suitable for investment by the Fund and recommend appropriate action to the Board of Trustees of the Trust if it appears that this goal will not be attainable under the Fund's current objective and other policies.

Equity securities of small cap companies may consist of common stock, preferred stock, warrants for the purchase of common stock, and convertible securities. The Fund will not invest more than 10% of its assets in convertible securities, which are discussed below in "Common Investment Methods and Risks, Convertible Securities."

Selection of Portfolio Investments. The Fund has been designed to provide investors with potentially greater long-term rewards by investing in securities of small cap companies which may offer the potential for significant capital appreciation since they may be overlooked by investors or undervalued in relation to their earnings power. Small cap companies generally are not as well known to the investing public and have less of an investor following than larger companies, and therefore may provide greater opportunities for long-term capital growth as a result of relative inefficiencies in the marketplace. Such companies may be undervalued because they are part of an industry that is out of favor with investors, although the individual companies may have high rates of earning growth and be financially sound. Selection of small cap company equity securities for the Fund will be based on characteristics such as the financial strength of the company, the expertise of management, the growth potential of the company within its industry and the growth potential of the industry itself. Small cap companies often pay no dividends and current income is not a factor in the selection of stocks. The Manager uses a disciplined approach to stock selection, blending fundamental and quantitative analysis.

Risks Associated with Small Cap Investments. The Fund will primarily invest in relatively new or unseasoned companies which are in their early stages of development, or small cap companies positioned in new and emerging industries where the opportunity for rapid growth is expected to be above average. Securities of smaller or unseasoned companies present greater risks than securities of larger, more established companies. The companies may have relatively small revenues, limited product lines, and may have a small share of the market for their products or services. Small cap companies may lack depth of management, they may be unable to internally generate funds necessary for growth or potential development or to generate such funds through external financing on favorable terms, or they may be developing or marketing new products or services for which markets are not yet established and may never become established. Due to these and other factors, small cap companies may suffer significant losses as well as realize substantial growth, and investments in such companies tend to be more volatile and are therefore speculative. Besides exhibiting greater volatility, small cap company stocks may, to a degree, fluctuate independently of larger company stocks. See "Common Investment Methods and Risks-Small Capitalization Issuers".

THE FUND MAY NOT BE APPROPRIATE FOR SHORT-TERM INVESTORS, AND AN INVESTMENT IN THE FUND SHOULD NOT BE CONSIDERED A COMPLETE INVESTMENT PROGRAM.

Foreign Investments. The Fund may invest up to 25% of its total assets in foreign securities, including those of developing markets and sponsored or unsponsored Depository Receipts. The Fund will not invest more than 5% of its assets in developing markets securities. The Fund's investments in foreign securities involve risks related to currency fluctuations, market volatility, and economic, social, and political uncertainty that are different from investing in similar domestic securities. INVESTMENTS IN FOREIGN SECURITIES, PARTICULARLY IN DEVELOPING MARKETS, INVOLVE SPECIAL AND ADDITIONAL RISKS. SEE "HIGHLIGHTED RISK CONSIDERATIONS, FOREIGN SECURITIES" BELOW AND IN THE SAI.

Other Investments. Although the Fund's assets will be invested primarily in equity securities of small cap companies, the Fund may invest up to 35% of its total assets in other instruments, which may cause its performance to vary from that of the small capitalization equity markets. The Fund may invest in equity securities of larger capitalization companies which the Fund's Manager believes have strong growth potential, or in equity securities of relatively well-known, larger companies in mature industries which the Manager believes have the potential for capital appreciation.

The Fund may also invest in debt securities which the Manager believes have the potential for capital appreciation as a result of improvement in the creditworthiness of the issuer. The receipt of income is incidental to the Fund's objective of capital growth. The Fund may invest in debt securities rated B or above by Moody's or S&P, or in unrated securities the Manager has determined are of comparable quality. As an operating policy, however, the Fund will not invest more than 5% of its assets in debt obligations (including convertible debt securities) rated lower than BBB by S&P or Baa by Moody's or, if unrated, determined by the Manager to be of comparable quality. Lower rated obligations (commonly referred to as "junk bonds") are considered by the rating agencies to have increased risks related to the creditworthiness of their issuers.

The Fund may invest up to 10% of its assets in real estate investment trusts ("REITs"), which are described in "Real Estate Fund", above, including small capitalization REITs.

Other Investment Policies. The Fund may write covered put and call options on securities or financial indices. The Fund may purchase put and call options on securities or financial indices, provided that premiums on open option positions may not exceed 5% of the Fund's total assets. The Fund may purchase and sell futures contracts or related options with respect to securities, indices and currencies, provided that the sum of deposits and premiums paid on such contracts may not exceed 5% of the Fund's total assets at current values. Under the policies stated in "Common Investment Methods and Risks," "Highlighted Risk Considerations," and in the SAI, the Fund may also invest in restricted or illiquid securities, lend portfolio securities, borrow money, enter into repurchase or reverse repurchase agreements, and engage in other activities specifically identified for this Fund.

Templeton Developing Markets Equity Fund

The investment objective of the Templeton Developing Markets Equity Fund is long-term capital appreciation.

The Fund seeks to achieve this objective by investing primarily in equity securities of issuers in countries having developing markets. It is currently expected that under normal conditions at least 65% of the Fund's total assets will be invested in developing market equity securities. The Fund may, from time to time, hold significant cash positions until suitable investment opportunities are available, consistent with its policy on temporary investments. The Fund will at all times, except during defensive periods, maintain investments in at least three countries having developing markets. Investments in foreign developing markets involve heightened risks related to the small size and lesser liquidity of these markets that are in addition to the special risks associated with foreign investing, including currency fluctuations, market volatility, and economic, social, and political uncertainty. INVESTORS SHOULD CONSIDER CAREFULLY THE SUBSTANTIAL AND HEIGHTENED RISKS INVOLVED IN INVESTING IN FOREIGN DEVELOPING MARKETS SECU- RITIES. AN INVESTMENT IN THE FUND MAY BE CONSIDERED SPECULATIVE. SEE "HIGHLIGHTED RISK CONSIDERATIONS, FOREIGN TRANSACTIONS."

Investments in Developing Markets. The Fund considers countries having developing markets to be all countries that are generally considered to be developing or emerging countries by the International Bank for Reconstruction and Development (more commonly referred to as the World Bank) and the International Finance Corporation, as well as countries that are classified by the United Nations or otherwise regarded by their authorities as developing. Currently, the countries not included in this category are Ireland, Spain, New Zealand, Australia, the United Kingdom, Italy, the Netherlands, Belgium, Austria, France, Canada, Germany, Denmark, the U.S., Sweden, Finland, Norway, Japan and Switzerland.

In addition, "developing market equity securities" for purposes of the Fund means any of the following: (i) equity securities of companies the principal securities trading market for which is a developing market country, as defined above, (ii) equity securities, traded in any market, of companies that derive 50% or more of their total revenue from either goods or services produced in such developing market countries or sales made in such developing market countries, or (iii) equity securities of companies organized under the laws of, and with a principal office in, a developing market country. "Equity securities" refers to common stock, preferred stock, warrants or rights to subscribe to or purchase such securities and sponsored or unsponsored Depository Receipts such as American Depository Receipts, European Depository Receipts, and Global Depository Receipts. Depository Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted and they involve the risks of other investments in foreign securities, as discussed in "HIGHLIGHTED RISK CONSIDERATIONS, FOREIGN TRANSACTIONS."

The Fund seeks to benefit from economic and other developments in developing markets. The investment objective of the Fund reflects the belief that investment opportunities may result from an evolving long-term international trend favoring more market-oriented economies, a trend that may especially benefit certain countries having developing markets. This trend may be facilitated by local or international political, economic or financial developments that could benefit the capital markets of such countries. Certain such countries, particularly the emerging market countries which may be in the process of developing more market-oriented economies, may experience relatively high rates of economic growth. Other countries, although having relatively mature developing markets, may also be in a position to benefit from local or international developments encouraging greater market orientation and diminishing governmental intervention in economic affairs.

Other Investments. For capital appreciation, the Fund may invest up to 35% of its total assets in fixed-income debt obligations (defined as bonds, notes, debentures, commercial paper, certificates of deposit, time deposits and bankers' acceptances) which are rated at least C by Moody's or S&P or unrated debt obligations deemed to be of comparable quality by the Manager. These debt obligations entail increased risks related to the creditworthiness of their issuers. SEE "HIGHLIGHTED RISK CONSIDERATIONS, LOWER RATED DEBT OBLIGATIONS." As a current policy established by the Board, however, the Fund will not invest more than 5% of its total assets in debt obligations rated BBB or lower by S&P or Baa or lower by Moody's (the lowest category of "investment grade" rating). The Board may consider a change if economic conditions change such that a higher level of investment in high risk, lower quality debt obligations would be consistent with the objective of the Fund.

Certain debt obligations can provide the potential for capital appreciation based on various factors such as changes in interest rates, economic and market conditions, improvement in an issuer's ability to repay principal and pay interest, and ratings upgrades. Additionally, convertible bonds offer the potential for capital appreciation through the conversion feature, which enables the holder of the bond to benefit from increases in the market price of the securities into which they are convertible.

Defaulted Debt Obligations. The Fund may, from time to time, purchase defaulted debt obligations if, in the opinion of the Manager, the issuer is expected to resume interest payments or other advantageous developments appear likely, in the near term. Such securities may be illiquid. As a fundamental policy changeable only by shareholder vote, the Fund will not invest more than 10% of its total assets (at the time of purchase) in defaulted debt obligations. See "Restricted and Illiquid Investments."

Closed-End Investment Companies. Some countries, such as South Korea, Chile and India, have authorized the formation of closed-end investment companies to facilitate indirect foreign investment in their capital markets. In accordance with the 1940 Act, the Fund may invest up to 10% of its total assets in securities of closed-end investment companies. This restriction on investments in securities of closed-end investment companies may limit opportunities for the Fund to invest indirectly in certain developing markets. Shares of certain closed-end investment companies may at times be acquired only at market prices representing premiums to their net asset values. If the Fund acquires shares of closed-end investment companies, shareholders would bear both their proportionate share of expenses of the Fund (including management and advisory fees) and, indirectly, the expenses of such closed-end investment companies.

Currency Techniques. The Fund will normally conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. The Fund will generally not enter into a forward contract with a term of greater than one year. Further, the Fund will not enter into forward contracts if, as a result, the Fund will have more than 20% of its total assets committed to the consummation of such contracts. See "Highlighted Risk Considerations, Foreign Securities."

Other Investment Policies. Under the policies stated in "Highlighted Risk Considerations", "Common Investment Methods and Risks," and the SAI, the Fund may also loan its portfolio securities, engage in repurchase transactions, borrow money for investment purposes, and, for hedging purposes only, enter into transactions in options on securities, securities indices, and foreign currencies, forward foreign currency contracts, and futures contracts and related options, and engage in other activities specifically identified for this Fund. The Fund may not commit more than 5% of its total assets to initial margin deposits on futures contracts and related options, and the value of the underlying securities on which futures contracts will be written at any one time will not exceed 25% of the total assets of the Fund. When the Fund's Manager believes that market conditions warrant, the Fund may adopt a temporary defensive position and may invest without limit in Money Market Instruments denominated in U.S. dollars or in the currency of any foreign country. Presently, some of the above strategies cannot be used to a significant extent by the Fund in the markets in which the Fund will principally invest.

Templeton Global Growth Fund

The Templeton Global Growth Fund's investment objective is long-term capital growth; any income realized will be incidental.

Principal Portfolio Investments. The Fund seeks to achieve its objective through a flexible policy of investing in stocks and debt obligations of companies and governments of any nation. The Fund has the right to purchase securities in any foreign country, developed or underdeveloped. Although the Fund generally invests in common stock, it may also invest in preferred stocks and certain debt obligations, rated or unrated, such as convertible bonds and bonds selling at a discount. The Fund may, from time to time, hold significant cash positions until suitable investment opportunities are available, consistent with its policy on temporary investments.

The Fund's investments in foreign securities involve risks related to currency fluctuations, market volatility, and economic, social, and political uncertainty that are different from investing in similar obligations of domestic entities. INVESTORS SHOULD CONSIDER CAREFULLY THE SUBSTANTIAL RISKS INVOLVED IN INVESTING IN FOREIGN SECURITIES, RISKS THAT ARE HEIGHTENED FOR INVESTMENTS IN DEVELOPING MARKETS. SEE "HIGHLIGHTED RISK CONSIDERATIONS, FOREIGN TRANSACTIONS."

Other Investments. For capital appreciation, the Fund may invest in debt obligations (defined as bonds, notes, debentures, commercial paper, certificates of deposit, time deposits and bankers' acceptances) which are rated at least C by Moody's or S&P or unrated debt obligations deemed to be of comparable quality by the Manager. These debt obligations entail predominantly speculative risks. SEE "HIGHLIGHTED RISK CONSIDERATIONS, LOWER RATED DEBT OBLIGATIONS" AND "APPENDIX."

As a policy established by the Board, however, the Fund will not invest more than 5% of its total assets in debt obligations rated BBB or lower by S&P or Baa or lower by Moody's. The Board may consider a change if economic conditions change such that a higher level of investment in high risk, lower quality debt obligations would be consistent with the objective of the Fund.

These debt obligations can provide the potential for capital appreciation based on various factors such as changes in interest rates, economic and market conditions, improvement in an issuer's ability to repay principal and pay interest, and ratings upgrades. Additionally, convertible bonds offer the potential for capital appreciation through the conversion feature, which enables the holder of the bond to benefit from increases in the market price of the securities into which they are convertible.

Defaulted Debt Obligations. The Fund may, from time to time, purchase defaulted debt obligations if, in the opinion of the Manager, the issuer is expected to resume interest payments or other advantageous developments appear likely in the near term. Such securities may be illiquid. As a fundamental policy changeable only by shareholder vote, the Fund will not invest more than 10% of its total assets (at the time of purchase) in defaulted debt obligations. See "Restricted and Illiquid Investments."

Currency Techniques. The Fund may, but is not required, to employ certain currency management techniques involving risks different from those associated with investing solely in dollar-denominated securities of U.S. issuers. The Fund will normally conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. The Fund will generally not enter into a forward contract with a term of greater than one year. See "Highlighted Risk Considerations, Foreign Transactions" and the SAI.

Other Investment Policies. The Fund may purchase and sell stock index futures contracts up to an aggregate amount not exceeding 20% of its total assets and may not at any time commit more than 5% of its total assets to initial margin deposits on futures contracts. In addition, in order to increase its return or to hedge all or a portion of its portfolio investments, the Fund may purchase and sell put and call options on securities indices. These specialized investment techniques involve additional risks as described in "Common Investment Methods and Risks" and the SAI.

The Fund may invest no more than 5% of its total assets in securities issued by any one company or government, exclusive of U.S. Government Securities. The Fund may not invest more than 5% of its assets in warrants (exclusive of warrants acquired in units or attached to securities) nor more than 10% of its assets in securities with a limited trading market, i.e., "illiquid securities." Under the policies stated in "Common Investment Methods and Risks," "Highlighted Risk Considerations," and in the SAI, the Fund may also enter into repurchase agreements, lend its portfolio securities, and engage in other activities specifically identified for this Fund. The investment objective and policies described above (except as noted), as well as most of the investment restrictions described in the SAI cannot be changed without shareholder approval.

Templeton International Equity Fund

The investment objective of the Templeton International Equity Fund is to seek long-term growth of capital.

Principal Portfolio Investments. Under normal conditions, the Fund will invest at least 65% of its total assets in an internationally diversified portfolio of equity securities consisting of common and preferred stock, securities (bonds or preferred stock) convertible into common stock, warrants and securities representing underlying international securities such as ADRs and EDRs ("Equity Securities"). Such Equity Securities purchased by the Fund will trade on markets in countries other than the U.S. and which are issued by companies (i) domiciled in countries other than the U.S., or (ii) that derive at least 50% of either their revenues or pre-tax income from activities outside of the U.S. Thus, it is possible, although not anticipated, that up to 35% of the Fund's assets could be invested in U.S. companies.

In selecting portfolio securities, the Fund attempts to take advantage of the difference between economic trends and the anticipated performance of securities and securities markets in various countries. The Fund may, from time to time, hold significant cash positions until suitable investment opportunities are available, consistent with its policy on temporary investments. The Fund's investments in foreign securities involve risks related to currency fluctuations, market volatility, and economic, social, and political uncertainty that are different from investing in similar obligations of domestic entities. INVESTORS SHOULD CONSIDER CAREFULLY THE SUBSTANTIAL RISKS INVOLVED IN INVESTING IN FOREIGN SECURITIES, RISKS THAT ARE HEIGHTENED FOR INVESTMENTS IN DEVELOPING MARKETS. SEE "HIGHLIGHTED RISK CONSIDERATIONS, FOREIGN TRANSACTIONS."

Other Investments. Up to 35% of the Fund's total assets may be invested in debt obligations of which up to 5% may be debt obligations rated Ba or lower by Moody's or BB or lower by S&P or that are not rated but determined by the Manager to be of comparable quality. These debt obligations entail predominantly speculative risks. SEE "HIGHLIGHTED RISK CONSIDERATIONS, LOWER RATED DEBT OBLIGATIONS" AND "APPENDIX." The balance may be invested in debt obligations rated Baa or better by Moody's, or BBB or better by S&P or that are not rated but determined by the Manager to be of comparable quality.

The Fund may seek capital appreciation by investing in such debt obligations which would occur through changes in relative foreign currency exchange rates, changes in relative interest rates or improvement in the creditworthiness of an issuer. These debt obligations may consist of U.S. and foreign government securities and corporate debt obligations, including Yankee bonds, Eurobonds, and Depository Receipts. See "Common Investment Methods and Risks."

Countries of Principal Investment. Normally, the Fund will invest at least 65% of its total assets in securities traded in at least three foreign countries, including the countries listed below. The Fund may invest in securities of issuers in, but not limited to, the following countries: Argentina, Australia, Austria, Belgium, Bermuda, Brazil, Canada, Chile, Colombia, Denmark, Finland, France, Germany, Greece, Hong Kong, Hungary, India, Indonesia, Israel, Italy, Japan, Korea, Luxembourg, Malaysia, Mexico, the Netherlands, New Zealand, Norway, Philippines, Portugal, Singapore, Spain, Sri Lanka, Sweden, Switzerland, Taiwan, Thailand, Turkey, the United Kingdom, and Uruguay.

Other Investment Policies. While the Fund reserves the right to invest up to 10% of its net assets in illiquid securities, it is the current policy of the Fund to limit any such investments to 5% of the Fund's net assets. The Fund may invest up to 10% of its net assets in warrants, including such warrants that are not listed on an exchange. Under the policies stated in "Common Investment Methods and Risks," "Highlighted Risk Considerations," and in the SAI, the Fund may also write covered call and put purchase options on securities, buy puts and write calls in "forward conversion" transactions, engage in "spread" and "straddle" transactions, purchase and write call and put options on stock indices, enter into contracts for the purchase or sale for future delivery of U.S. Treasury or foreign securities or futures contracts based upon financial indices, purchase and sell interest rate futures contracts and related options, purchase and sell stock index futures contracts and related options, lend its portfolio securities, engage in repurchase agreements, and engage in other activities specifically identified for this Fund.

Templeton Pacific Growth Fund

The Templeton Pacific Growth Fund seeks to provide long-term growth of capital.

Under normal conditions, the Fund will invest at least 65% of its total assets in Equity Securities as defined in the International Fund discussion above which trade on markets in the Pacific Rim, including developing markets and which are
(i) issued by companies domiciled in the Pacific Rim or (ii) issued by companies that derive at least 50% of either their revenues or pre-tax income from activities in the Pacific Rim. For purposes of the Fund's 65% investment policy, the countries in the Pacific Rim are Australia, Hong Kong, Indonesia, Japan, Korea, Malaysia, New Zealand, Singapore and Thailand. Normally, the Fund will invest at least 65% of its total assets in securities traded in at least three foreign countries, including the countries listed herein. The Fund may, from time to time, hold significant cash positions until suitable investment opportunities are available, consistent with its policy on temporary investments.

The correlation among the Singapore, Malaysia, Thailand, and Hong Kong markets is very high. Because these markets comprise such a substantial portion of the Fund's portfolio, the Fund has less geographical diversification than a broad-based international fund and thus its volatility is higher. INVESTORS SHOULD CONSIDER CAREFULLY THE SUBSTANTIAL RISKS INVOLVED IN INVESTING IN FOREIGN SECURITIES, RISKS THAT ARE HEIGHTENED FOR INVESTMENTS IN DEVELOPING MARKETS. AN INVESTMENT IN THE FUND MAY BE CONSIDERED SPECULATIVE. SEE "HIGHLIGHTED RISK CONSIDERATIONS, FOREIGN TRANSACTIONS."

Other Investments. The Fund may invest up to 35% of its assets in the securities of issuers domiciled outside of the Pacific Rim. The investments may consist of, for example (i) securities of issuers in countries that are not located in the Pacific Rim but are linked by tradition, economic markets, cultural similarities or geography to the countries in the Pacific Rim; and (ii) securities of issuers located elsewhere in the world which have operations in the Pacific Rim or which stand to benefit from political and economic events in the Pacific Rim. For example, the Fund may invest in a company outside of the Pacific Rim when the Managers believe at the time of investment that the value of the company's securities may be enhanced by conditions or developments in the Pacific Rim even though the company's production facilities are located outside of the Pacific Rim.

Up to 35% of the Fund's total assets may be invested in investment grade debt obligations rated Baa or better by Moody's, or BBB or better by S&P or, if unrated, determined by the Manager to be of comparable quality.

The Fund may seek capital appreciation by investing in such debt obligations which would occur through changes in relative foreign currency exchange rates, changes in relative interest rates or improvement in the creditworthiness of an issuer. These debt obligations may consist of U.S. and foreign government securities and corporate debt obligations, including Yankee bonds, Eurobonds, and Depository Receipts. The issuers of such debt obligations may or may not be domiciled in the Pacific Rim. See "Common Investment Methods and Risks."

Other Investment Policies. While the Fund reserves the right to invest up to 10% of its net assets in illiquid securities, it is the current policy of the Fund to limit any such investments to 5% of the Fund's net assets. The Fund may invest up to 10% of its net assets in warrants, including such warrants that are not listed on an exchange. Under the policies stated in "Common Investment Methods and Risks," "Highlighted Risk Considerations," and in the SAI, the Fund may also write covered call and put purchase options on securities, buy puts and write calls in "forward conversion" transactions, engage in "spread" and "straddle" transactions, purchase and write call and put options on stock indices, enter into contracts for the purchase or sale for future delivery of U.S. Treasury or foreign securities or futures contracts based upon financial indices, purchase and sell interest rate futures contracts and related options, purchase and sell stock index futures contracts and related options, lend its portfolio securities, engage in repurchase agreements, and engage in other activities specifically identified for this Fund.


Highlighted Risk Considerations



Foreign Transactions

Investments in the securities of companies organized outside the U.S. or of companies whose securities are principally traded outside the U.S. ("foreign issuers") or investments in securities denominated or quoted in foreign currency ("non-dollar securities") may offer potential benefits not available from investments solely in securities of domestic issuers or dollar denominated securities. Such benefits may include the opportunity to invest in foreign issuers that appear, in the opinion of the Managers, to offer better opportunity for long-term capital appreciation or current earnings than investments in domestic issuers, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the U.S. and the opportunity to reduce fluctuations in portfolio value by taking advantage of foreign securities markets that do not necessarily move in a manner parallel to U.S. markets.

General Considerations. Investing in non-dollar securities or in the securities of foreign issuers involves significant risks that are not typically associated with investing in U.S. dollar denominated securities or in securities of domestic issuers. These risks, which may involve possible losses, include political, social or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, foreign investment controls on daily stock market movements, nationalization of assets, foreign withholding and income taxation and foreign trading practices (including higher trading commissions, custodial charges and delayed settlements). Changes of governmental administrations or of economic or monetary policies, in the U.S. or abroad, or changed circumstances in dealings between nations or currency convertibility or exchange rates could result in investment losses for a Fund. In addition, there may be less publicly available information about a foreign company than about a U.S. domiciled company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. domestic companies. Further, the Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. The Fund may also encounter difficulties or be unable to vote proxies, exercise shareholder rights, pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, securities exchanges, brokers and listed companies abroad than in the U.S. This is especially true in developing markets. There is an increased risk, therefore, of uninsured loss due to lost, stolen, or counterfeit stock certificates.
Confiscatory taxation or diplomatic developments could also affect investment in those countries.

Investments in foreign securities where delivery takes place outside the U.S. will be made in compliance with applicable U.S. and foreign currency restrictions and other laws limiting the amount and types of foreign investments. Investments may be in securities of foreign issuers located in both developed or undeveloped countries, but investments will not be made in any securities issued without stock certificates or comparable stock documents.

Foreign securities may be subject to greater fluctuations in price than U.S. Corporate Obligations or U.S. Government Securities. The markets on which such securities trade may have less volume and liquidity, and may be more volatile than securities markets in the U.S. Under certain market conditions, these investments may be less liquid than U.S. Corporate Obligations and are certainly less liquid than U.S. Government Securities. Finally, in the event of a default of any such foreign debt obligations, it may be more difficult for a Fund to obtain or to enforce a judgment against the issuers of such securities.

Securities which are acquired by a Fund outside the U.S. and which are publicly traded in the U.S. or on a foreign securities exchange or in a foreign securities market are not considered to be an illiquid asset so long as the Fund acquires and holds the security with the intention of reselling the security in the foreign trading market, the Fund reasonably believes it can readily dispose of the security for cash in the U.S.
or foreign market, and current market quotations are readily available.

While the Funds which may acquire Foreign Securities intend to acquire securities of foreign issuers only where there are public trading markets for such securities (with the exception of the illiquid securities which may be purchased consistent with a Fund's investment objectives and policies), such investments, nevertheless, may tend to reduce the liquidity of the Funds' investment securities due to internal problems in such foreign countries or to deteriorating relations between the U.S. and such countries.

Transaction costs on foreign securities exchanges may be higher than in the U.S., and foreign securities settlements may, in some instances, be subject to delays and related administrative uncertainties. The operating expense ratio of a Fund with a significant non-U.S. portfolio can be expected to be higher than those of Funds investing exclusively in domestic securities because of its additional expenses, such as custodial costs, valuation costs and communication costs, although they are expected to be similar to expenses of other investment companies investing in a mix of U.S. securities and securities of one or more foreign countries.

Brokerage commissions, custodial services, and other costs relating to investment in developing markets are generally higher than in the U.S. Such markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

Investments in Developing Markets. These countries are located in the Asia-Pacific region, Eastern Europe, Central and South America and Africa. Countries considered to have developing markets are all countries that are generally considered to be developing or emerging countries by the International Bank for Reconstruction and Development (more commonly referred to as the World
Bank) and the International Finance Corporation, as well as countries that are classified by the United Nations or otherwise regarded by their authorities as developing. Currently, the countries not included in this category are Ireland, Spain, New Zealand, Australia, the United Kingdom, Italy, the Netherlands, Belgium, Austria, France, Canada, Germany, Denmark, the U.S., Sweden, Finland, Norway, Japan and Switzerland.

The Funds investing in developing markets seek to benefit from economic and other developments in developing markets. Such investments reflect the Managers' belief that investment opportunities may result from an evolving long-term international trend favoring more market-oriented economies, a trend that may especially benefit certain countries having developing markets. This trend may be facilitated by local or international political, economic or financial developments that could benefit the capital markets of such countries. Certain such countries, particularly the emerging market countries which may be in the process of developing more market-oriented economies, may experience relatively high rates of economic growth. Other countries, although having relatively mature developing markets, may also be in a position to benefit from local or international developments encouraging greater market orientation and diminishing governmental intervention in economic affairs.

Investments in developing or emerging markets are subject to all of the risks of foreign investing generally but have additional and heightened risks related to the small size and lesser liquidity of these markets, making investments in such markets particularly volatile. While short-term volatility can be disconcerting, investors should understand that declines of as much as 40% to 50% are not unusual in emerging markets. For investors comfortable with this level of risk, developing markets can offer the potential for high return. For example, the Hong Kong market has increased nine-fold, or 900%, in the last 14 years but has suffered eight declines of 20% or more during that time, including two declines of 40% or more.

Among the special risks associated with investment in developing or emerging markets are political or economic uncertainty. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks of foreign investment generally, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of the Fund's investments in those countries and the availability to a Fund of additional investments in those countries.

The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in those countries may also make the Fund's investments in such countries less illiquid and more volatile than investments in Japan or most Western European countries, and these Funds may be required to establish special custody or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers. The laws of some foreign countries may limit the ability of these Funds to invest in securities of certain issuers located in those countries.

Prior governmental approval of foreign investments may be required under certain circumstances in some developing countries, and the extent of foreign investment in domestic companies may be subject to limitation in other developing countries. Foreign ownership limitations also may be imposed by the charters of individual companies in developing countries to prevent, among other concerns, violation of foreign investment limitations. Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. The Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for such repatriation. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

Certain Restrictions. The Adjustable Fund, Growth and Income Fund, High Income Fund, Real Estate Fund, Rising Dividends Fund and Zero Coupon Funds presently intend to invest no more than 10% of their net assets in foreign securities not publicly traded in the U.S.

Some of the countries in which the Funds invest may not permit direct investment. Investments in such countries may only be permitted through government approved investment vehicles. Investing through such vehicles may involve frequent or layered fees or expenses and may, as well, be subject to limitations under the 1940 Act. Consistent with the 1940 Act and subject to applicable fundamental investment restrictions, each Fund may invest up to 10% of its assets in shares of other investment companies and up to 5% of its assets in any one investment company as long as the investment does not represent more than 3% of the voting stock of the acquired investment company.

While the Pacific and International Funds, to the extent consistent with their investment objectives and policies, reserve the right to invest more than 25% of their respective assets in the securities of issuers in one or more countries, they currently will not do so while one state's foreign diversification requirements would preclude them from doing so. Investors should consider the greater risk of such policy versus the safety that comes with an investment that does not involve potential geographic concentration and should compare these Funds with other investment vehicles before making an investment decision.

There may be other applicable policies or restrictions on a Fund's investments in foreign securities. See "Currency Risks and Their Management," "Investment Objectives and Policies," "Common Investment Methods and Risks" and the SAI.

Currency Risks and their Management. The relative performance of foreign currencies in which securities held by a Fund are denominated is an important factor in each Fund's overall performance. The Managers intend to manage a Fund's exposure to various currencies to take advantage of different yield, risk, and return characteristics that different currencies, currency denominations, and countries can provide for U.S.
investors.

Unless otherwise indicated in the specific Fund description, the Managers generally do not actively hedge currency positions with respect to equity securities, believing that the costs outweigh the potential benefits. The Managers may, however, hedge where they believe it would be appropriate. To hedge exposure to currency fluctuations or to increase income to a Fund, each of the Funds which may invest in Foreign Securities may, but is not required to, enter into forward foreign currency exchange contracts, currency futures contracts, and options on such futures contracts, as well as purchase put or call options and write covered put and call options on currencies traded in U.S. or foreign markets. Other currency management strategies allow the Managers to hedge portfolio securities, to shift investment exposure from one currency to another, or to attempt to profit from anticipated declines in the value of a foreign currency relative to the U.S. dollar. Some of these strategies will require a Fund to set aside liquid assets in a segregated custodial account to cover its obligations. There is no assurance that the Managers' hedging strategies will be successful.

If a security is denominated in foreign currency, the value of the security to a Fund will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. A change in the value of any foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Fund's securities denominated in that currency. Such changes will also affect a Fund's income and distributions to shareholders. In addition, although the Fund will receive income on foreign securities in such currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines materially after a Fund's income has been accrued and translated into U.S. dollars, the Fund could be required to liquidate portfolio securities to make required distributions. Similarly, if an exchange rate declines between the time a Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S.
dollars in order to pay such expenses in U.S. dollars will be greater.

A Fund will use forward currency exchange contracts in the normal course of business to lock in an exchange rate in connection with purchases and sales of securities denominated in foreign currencies. A forward currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks). A currency futures contract is a standardized contract for the future delivery of a specified amount of currency at a future date at a price set at the time of the contract. A Fund may enter into currency futures contracts traded on regulated commodity exchanges, including non-U.S. exchanges.

A Fund will normally conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A Fund will generally not enter into a forward contract with a term of greater than one year. Some price spread on currency exchange transactions (to cover service charges) will be incurred when the Fund converts assets from one currency to another. A Fund may either accept or make delivery of the currency specified at the maturity of a forward or futures contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts and options thereon are effected on the exchange on which the contract was entered into (or on a linked exchange).

A Fund will not enter into such forward currency exchange contracts or currency futures contracts or purchase or write such options or maintain a net exposure to such contracts where the completion of the contracts would obligate the Fund to deliver an amount of currency other than U.S. dollars in excess of the value of the Fund's portfolio securities or other assets denominated in that currency or, in the case of cross-hedging, in a currency closely correlated to that currency.

A Fund will generally enter into forward contracts only under two circumstances. First, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security in relation to another currency by entering into a forward contract to buy the amount of foreign currency needed to settle the transaction. Second, when the Managers believe that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, the Fund may enter into a forward contract to sell or buy the former foreign currency (or another currency which acts as a proxy for that currency) approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. This second investment practice is generally referred to as "cross-hedging." Although forward contracts will be used primarily to protect the Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted.

As in the case of other kinds of options, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Fund's position, it may forfeit the entire amount of the premium plus related transaction costs.

A liquid secondary market for any futures or options contract may not be available when a futures or options position is sought to be closed. In addition, there may be an imperfect correlation between movements in the securities or foreign currency on which the futures or options contract is based and movements in the securities or currency in the Fund's portfolio. Successful use of futures or options contracts is further dependent on the Managers' ability to correctly predict movements in the securities or foreign currency markets and no assurance can be given that its judgment will be correct. Successful use of options on securities or stock indices is subject to similar risk considerations. In addition, by writing covered call options, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. See "Common Investment Methods and Risks" for additional information.

Interest Rate and Currency Swaps. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Currency swaps involve the exchange of their respective rights to make or receive payments in specified currencies. Since interest rate and currency swaps are individually negotiated, these Funds expect to achieve an acceptable degree of correlation between their portfolio investments and their interest rate or currency swap positions.

A Fund will only enter into interest rate swaps on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. In contrast, currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

The use of interest rate and currency swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Managers are incorrect in their forecasts of market values, interest rates and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used.

Investments in Depository Receipts. Many securities of foreign issuers are represented by American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), and Global Depository Receipts ("GDRs") (collectively "Depository Receipts"). ADRs evidence ownership of, and represent the right to receive, securities of foreign issuers deposited in a domestic bank or trust company or a foreign correspondent bank. EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depository Receipts in registered form are designed for use in the U.S. securities market and Depository Receipts in bearer form are designed for use in securities markets outside the United States.

Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States on exchanges or over-the-counter. While ADRs do not eliminate all the risk associated with foreign investments, by investing in ADRs rather than directly in the stock of foreign issuers, a Fund will avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for ADRs quoted on a national securities exchange or on NASDAQ. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. EDRs and GDRs may not necessarily be denominated in the same currency as the underlying securities into which they may be converted.

Depository Receipts may be issued under sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of Depository Receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the Depository Receipts.

Depository Receipts do not eliminate all the risk inherent in investing in the securities of foreign issuers. To the extent that a Fund acquires Depository Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depository Receipt to issue and service such Depository Receipts, there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. For purposes of each Fund's investment policies, a Fund's investments in Depository Receipts will be deemed to be investments in the underlying securities.

Lower Rated Debt Obligations

Debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated obligations are more likely to react to developments affecting market and credit risk than are more highly rated obligations, which react primarily to movements in the general level of interest rates. The Managers consider both credit risk and market risk in making investment decisions as to corporate debt obligations for a Fund.

Debt obligations rated BB or below by S&P or Ba or below by Moody's (or comparable unrated obligations), commonly called "junk bonds," are considered by S&P and Moody's, on balance, speculative and payments of principal and interest thereon may be questionable. They will generally involve more credit risk than obligations in the higher rating categories. The market values of such securities tend to reflect individual corporate developments to a greater extent than do higher rated obligations, which react primarily to fluctuations in the general level of interest rates. Such lower rated obligations also tend to be more sensitive to economic conditions than higher rated securities. Even obligations rated BBB or Baa by S&P and Moody's, ratings which are considered investment grade, possess some speculative characteristics.

Companies that issue high yielding, debt obligations are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, the risk associated with acquiring the obligations of such issuers is generally greater than is the case with higher rated obligations. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yielding obligations may experience financial stress. During such periods, such issuers may not have sufficient earnings to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding obligations because such obligations are generally unsecured and are often subordinated to other creditors of the issuer. The current economic downturn has disrupted the market for many high yield bonds and adversely affected the value of such outstanding bonds and the ability of certain issuers of such bonds to repay principal and interest.

High yielding, debt obligations frequently have call or buy-back features which would permit an issuer to call or repurchase the obligations from a Fund. Although such obligations are typically not callable for a period from three to five years after their issuance, if a call were exercised by the issuer during periods of declining interest rates, the Fund would likely have to replace such called obligation with lower yielding obligation, thus decreasing the net investment income to the Fund and dividends shareholders.

A Fund may have difficulty disposing of certain high yielding obligations because there may be a thin trading market for a particular obligation at any given time. The market for lower rated debt obligations generally tends to be concentrated among a smaller number of dealers than is the case for obligations which trade in a broader secondary retail market. Generally, purchasers of these obligations are predominantly dealers and other institutional buyers, rather than individuals. To the extent a secondary trading market for high yielding, debt obligations does exist, it is generally not as liquid as the secondary market for higher rated obligations. Reduced liquidity in the secondary market may have an adverse impact on market price and the Fund's ability to dispose of particular issues, when necessary, to meet the Fund's liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of the issuer. Reduced liquidity in the secondary market for certain obligations may also make it more difficult for the Fund to obtain market quotations based on actual trades for purposes of valuing the Fund's portfolio. Current value for these high yield issues are obtained from pricing services and/or a limited number of dealers and may be based upon factors other than actual sales. See "Determination of Net Asset Value."

Funds that acquire high yielding, debt obligations may acquire such obligations sold without registration under the federal securities laws and that therefore carry restrictions on resale. While many recent high yielding obligations have been sold with registration rights, covenants and penalty provisions for delayed registration, if a Fund is required to sell such restricted securities before the securities have been registered, it may be deemed an underwriter of such securities, as defined in the Securities Act of 1933, which entails special responsibilities and liabilities. The Fund may incur special costs in disposing of such securities; however, the Fund will generally incur no costs when the issuer is responsible for registering the securities.

Funds that may acquire high yielding, debt obligations may do so during an initial underwriting. Such obligations involve special risks because they are new issues. Those Funds have no arrangement with their underwriters or any other person concerning the acquisition of such obligations, and the Manager will carefully review the credit and other characteristics pertinent to such new issues.

Factors adversely impacting the market value of high yielding obligations will adversely impact the Funds' net asset values. For example, adverse publicity regarding lower-rated bonds, which appeared during 1989 and 1990, along with highly publicized defaults of some high yield issuers, and concerns regarding a sluggish economy which continued in 1993, depressed the prices for many such obligations. In addition, a Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holding. A Fund will rely on the Manager's judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, the Manager will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters.

Investments may also be evaluated in the context of economic and political conditions in the issuer's domicile, such as the inflation rate, growth prospects, global trade patterns and government policies. In the event the rating on an issue held in a Fund's portfolio is changed by the ratings service, such change will be considered by the Fund in its evaluation of the overall investment merits of that security but will not necessarily result in an automatic sale of the security.

Certain Funds, consistent with their investment objectives and policies may purchase debt obligations of issuers not currently paying interest as well as issuers who are in default. Current prices for defaulted bonds are generally significantly lower than their purchase price, and a Fund may have unrealized losses on such defaulted obligations which are reflected in the price of the Fund's shares. In general, debt obligations which default lose much of their value in the time period prior to the actual default so that the Fund's net assets are impacted prior to the default. A Fund may retain an issue which has defaulted because such issue may present an opportunity for subsequent price recovery.

A Fund may be required under the Internal Revenue Code of 1986, as amended (the "Code"), to accrue income for tax purposes on defaulted obligations, even though it is not currently receiving interest or principal payments on such obligations. This income must be "distributed" to the insurance company shareholders each year, whether or not such distributions are paid in cash. To the extent such distributions are paid in cash, a Fund may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as sales of Fund shares.

The Funds' Portfolios. BECAUSE OF CERTAIN OF THE FUNDS' POLICIES OF INVESTING IN HIGHER YIELDING, HIGHER RISK DEBT OBLIGATIONS, AN INVESTMENT IN SUCH A FUND IS ACCOMPANIED BY A HIGHER DEGREE OF RISK THAN IS PRESENT WITH AN INVESTMENT IN A FUND THAT INVESTS IN HIGHER RATED, LOWER YIELDING DEBT OBLIGATIONS. ACCORDINGLY, AN INVESTMENT IN ANY SUCH FUND SHOULD BE CAREFULLY EVALUATED FOR ITS APPROPRIATENESS IN LIGHT OF THE INVESTOR'S OVERALL INVESTMENT NEEDS AND GOALS. Persons on fixed incomes, such as retired persons, should also consider the increased risk of loss of principal which is present with an investment in higher risk obligations.

As of December 31, 1994, with the exception of the High Income Fund, the Income Securities Fund, and the Global Income Fund which held 86.73%, 27.33%, 12.54%, respectively, of their net assets in debt obligations rated below investment grade by one or more rating agencies or determined by the Manager to be of comparable credit quality, no other Fund held more than 5% of its assets in such securities. At December 31, 1994, none of the funds held any such obligations which were in default on their contractual provisions.

See the Appendix for a description of the ratings issued by investment rating services.

Asset Composition Table. A credit rating by an NRSRO evaluates only the safety of principal and interest of the debt obligation, including convertible bonds, and does not consider the market value risk associated with an investment in such an obligation. The table below shows the percentage invested in each of the specific rating categories by an NRSRO and those that are not rated by the NRSROs but deemed by the Manager to be of comparable credit quality. The information was prepared based on a dollar weighted average of the Fund's portfolio composition based on month-end assets for each of the 12 months in the fiscal year ended December 31, 1994.




                               High Income      Income Securities
Moody's                           Fund                Fund
AAA........................                          10.31%
Aa1........................                           2.27%
Aa2........................                           0.00%
Aa3........................                           0.00%
A1.........................                           0.00%
A2.........................                           0.00%
A3.........................                           0.01%
Baa1.......................                           0.18%
Baa2.......................       1.68%               0.41%
Baa3.......................       2.85%               6.61%
Ba1........................       1.99%               0.04%
Ba2........................       5.06%               1.43%
Ba3........................       9.03%               1.46%
B1.........................      18.64%               4.62%
B2.........................      29.01%               8.67%
B3.........................      18.88%               7.53%
Caa*.......................       4.12%               4.03%
Ca.........................       0.20%

*Securities which are unrated by an NRSRO have been included in the Caa rating category.



                                                  Global Income
S&P                                                   Fund

AAA...........................................       21.68%
AA............................................       35.60%
A.............................................        9.02%
BBB...........................................        2.46%
BB (rated)....................................        6.18%
BB (unrated)..................................        0.39%
B (rated).....................................        5.11%
B (unrated)...................................        0.86%

It should be noted that the above ratings are not necessarily indicative of ratings of bonds at the time of purchase.


Common Investment Methods and Risks



Certain types of investments and investment techniques authorized for more than one fund, as stated in the descriptions of the individual Funds, are described below and in the SAI in greater detail. All policies and percentage limitations are considered at the time of purchase. Each of the Funds will not necessarily use the strategies described to the full extent permitted unless the Managers believe that doing so will help a Fund reach its objectives, and not all instruments or strategies will be used at all times. See "Table of Contents" in front for complete listing and page numbers.

Borrowing

As a matter of fundamental policy, all of the Funds except the Asset Allocation, Developing Markets and Small Cap Funds, may borrow money up to 5% of the value of their respective total assets and no such borrowing may be for direct investment in securities. The Funds may also borrow from banks for temporary or short-term purposes. The Funds currently define temporary or short-term purposes to include: (i) short-term (i.e., no longer than five business days) credits for clearance of portfolio transactions; (ii) borrowing in order to meet redemption requests or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets; and (iii) borrowing in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets in the near term. As a fundamental policy, the Asset Allocation, Developing Markets and Small Cap Funds may borrow up to 33 1/3% of the value of their respective total net assets from banks to increase their holdings of portfolio securities or for temporary purposes.

Under the 1940 Act, each Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of a Fund's holdings may be disadvantageous from an investment standpoint. Leveraging by means of borrowing will exaggerate the effect of any increase or decrease in the value of portfolio securities on a Fund's net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds. A Fund will not purchase additional securities while its borrowings exceed the above percentage of its total assets.

In addition to the above, to the extent a Fund's policy is less restrictive, those Funds will nevertheless comply with a certain state's staff guidelines which currently limit a Fund's borrowing to no more than 10% of net asset value when borrowing for any general purpose and 25% of net asset value when borrowing as a temporary measure to facilitate redemptions.

Concentration

The Adjustable Fund, Asset Allocation Fund, Developing Markets Fund, Global Growth Fund, Government Fund, Growth and Income Fund, High Income Fund, Income Securities Fund, Intermediate Bond Fund, International Fund, Money Fund, Pacific Fund, Rising Dividends Fund, Small Cap Fund, and Zero Coupon Funds 1995, 2000, 2005, 2010 will not invest more than 25% of the value of their respective total assets in any one particular industry (excluding the U.S. government). The other Funds will concentrate in a particular industry or U.S. government securities, as indicated in the separate discussions above for each respective Fund.

Convertible Securities

Convertible Securities. With the exception of the Money Fund, Zero Coupon Funds and Government Fund, all Funds may invest in convertible securities. A convertible security is generally a debt obligation or a preferred stock which may be converted within a specified period of time into a certain quantity of the common stock of the same or different issuer. A convertible security may also be subject to redemption by the issuer but only after a particular date and under certain circumstances established upon issue. Convertible securities provide a fixed-income stream and the opportunity, through their conversion feature, to participate in the capital appreciation resulting from a market price advance in the convertible security's underlying common stock. Holders of a convertible security will have recourse only to the issuer of the convertible security which will generally be either an operating company or an investment bank.

As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. The price of a convertible security is also influenced by the market value of the security's underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. When issued by a company other than an investment bank, a convertible security tends to be senior to common stock, but at the same time is often subordinate to other types of fixed income securities issued by its respective company. Operating company issued convertible securities are typically convertible into common stock through the company issuing new common stock to the holder of the security. However, in the instance that the security is called by the issuer and the parity price of the convertible security is less than the call price, the operating company will often pay cash out instead of common stock. If the security is issued by an investment bank, the security is an obligation of and is also convertible through such investment bank. Because it has features of both common stock and a straight fixed income security, a convertible security's value can be influenced, as mentioned, by both interest rate and market movements. Consequently, convertible securities often are not influenced by a change in interest rates as much as a similar straight fixed income security or a change in share price as drastically as the respective common stock. This is because rather than a convertible security's value largely being determined by just interest rates or share price, it is often determined by a combination of the two.

The convertible debt obligations in which a Fund may invest are subject to the same rating criteria as that Fund's investments in debt obligations. However, unlike convertible debt obligations, convertible preferred stocks are equity securities. Like common stocks, preferred stocks are subordinated to all debt obligations in the event of insolvency, and an issuer's failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. Like common stocks, preferred stocks generally have no maturity date, so that their market value is dependent on the issuer's business prospects for an indefinite period of time. Finally, preferred stock dividends are dividends, rather than interest payments, and are treated as such for corporate tax purposes. For these reasons, convertible preferred stocks are treated as preferred stocks for each Fund's financial reporting, credit rating, and investment limitation purposes.

Enhanced Convertible Securities. Certain Funds may also invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stock ("PERCS"), which provide an investor, such as a Fund, with the opportunity to earn higher dividend income than is available on a company's common stock. A PERCS is a preferred stock which generally features a mandatory conversion date, as well as a capital appreciation limit which is usually expressed in terms of a stated price. Most PERCS expire three years from the date of issue, at which time they are convertible into common stock of the issuer (PERCS are generally not convertible into cash at maturity). Under a typical arrangement, if after three years the issuer's common stock is trading at a price below that set by the capital appreciation limit, each PERCS would convert to one share of common stock. If, however, the issuer's common stock is trading at a price above that set by the capital appreciation limit, the holder of the PERCS would receive less than one full share of common stock. The amount of that fractional share of common stock received by the PERCS holder is determined by dividing the price set by the capital appreciation limit of the PERCS by the market price of the issuer's common stock. PERCS can be called at any time prior to maturity, and hence do not provide call protection. However, if a PERCS is called early, the issuer must pay a call premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date of the PERCS.

Other enhanced convertible securities include, but are not limited to, ACES (Automatically Convertible Equity Securities), PEPS (Participating Equity Preferred Stock), PRIDES (Preferred Redeemable Increased Dividend Equity Securities), SAILS (Stock Appreciation Income Linked Securities), TECONS (Term Convertible Notes), QICS (Quarterly Income Cumulative Securities), and DECS (Dividend Enhanced Convertible Securities). ACES, PEPS, PRIDES, SAILS, TECONS, QICS, and DECS: are company issued convertible preferred stock; do not have a capital appreciation limit, unlike PERCS; seek to provide the investor with high current income with some prospect of future capital appreciation; are typically issued with three to four-year maturities; typically have some built-in call protection for the first two to three years; provide investors with the right to convert them into shares of common stock at a preset conversion ratio or hold them until maturity; and upon maturity, automatically convert to either cash or a specified number of shares of common stock.

Similarly, there may be enhanced convertible debt obligations issued by the operating company or by a different issuer, e.g., an investment bank company. These securities may be identified by names such as ELKS (Equity Linked Securities) or similar names. Typically they share most of the salient characteristics of an enhanced convertible preferred stock but will be ranked as senior or subordinated debt in the issuer's corporate structure according to the terms of the debt indenture.

There may be additional types of convertible securities not named here which are also similar to those described in which a Fund may invest, consistent with its objectives and policies.

An investment in an enhanced convertible security may involve additional risks to a Fund. A Fund may have difficulty disposing of such securities because there may be a thin trading market for a particular security at any given time. Reduced liquidity may have an adverse impact on market price and a Fund's ability to dispose of particular securities, when necessary, to meet the Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of an issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for a Fund to obtain market quotations based on actual trades for purposes of valuing the Fund's portfolio. Each Fund, however, intends to acquire liquid securities, though there can be no assurances that this will be achieved.

Synthetic Convertible Securities. The Asset Allocation Fund, International Fund, and the Pacific Fund may each invest a portion of its assets in "synthetic convertible" securities. A synthetic convertible is created by combining distinct securities which together possess the two principal characteristics of a true convertible security, i.e., fixed income and the right to acquire the underlying equity security. This combination is achieved by investing in nonconvertible fixed-income securities and in warrants or stock or stock index call options which grant the holder the right to purchase a specified quantity of securities within a specified period of time at a specified price or to receive cash in the case of stock index options. Synthetic convertible securities are generally not considered to be "Equity Securities" for purposes of each Fund's investment policy regarding those securities.

Synthetic convertible securities differ from the true convertible security in several respects. The value of a synthetic convertible is the sum of the values of its fixed-income component and its convertibility component. Thus, the values of a synthetic convertible and a true convertible security will respond differently to market fluctuations. Further, although the Managers expect normally to create synthetic convertibles whose two components represent one issuer, the character of a synthetic convertible allows the Fund to combine components representing distinct issuers, or to combine a fixed income security with a call option on a stock index, when the Managers determine that such a combination would better promote a Fund's investment objectives. In addition, the component parts of a synthetic convertible security may be purchased simultaneously or separately; and the holder of a synthetic convertible faces the risk that the price of the stock, or the level of the market index underlying the convertibility component will decline.

Debt Obligations

Debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). The Managers consider both credit risk and market risk in making investment decisions as to corporate debt obligations for a Fund. Debt obligations in which the Funds may invest will tend to decrease in value when prevailing interest rates rise and increase in value when prevailing interest rates fall. Generally, long-term debt obligations are more sensitive to interest rate fluctuations than short-term obligations. Because a Fund's investments in debt obligations are interest rate sensitive, a Fund's performance may be affected by the Managers' ability to anticipate and respond to fluctuations in market interest rates. Debt obligations include U.S. Government Securities, debt obligations of states or municipalities or state or municipal government agencies or instrumentalities or foreign sovereign entities, U.S. or foreign corporate debt obligations, preferred stock, zero coupon bonds and mortgage- or asset-backed securities.

Corporate Debt Obligations. See "Highlighted Risk Considerations - Lower Rated Corporate Debt Obligations."

Money Market Instruments. The investments described in the Money Market Fund, without regard to required ratings, maturity, and other criteria under Rule 2a-7 of the 1940 Act governing money market funds which define them as "Eligible Securities" for purposes of the Fund, will be referred to generally as "Money Market Instruments" in this prospectus.

Mortgage-Backed (including collateralized mortgage obligations) and Asset-Backed Securities. Mortgage-backed securities, including collateralized mortgage obligations, represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participation in, or are secured by and payable from, assets such as motor vehicle installment sale contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Such securities are generally issued by trusts and special purpose corporations.

Mortgage-backed and asset-backed securities are often subject to more rapid repayment than their stated maturity dates would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying mortgage-backed and asset-backed securities can be expected to accelerate, and thus impair a Fund's ability to reinvest the returns of principal at comparable yields. Accordingly, the market values of such securities will vary with changes in market interest rates generally and in yield differentials among various kinds of U.S. Government Securities and other mortgage-backed and asset-backed securities. Asset-backed securities present certain additional risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. There is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

Stripped Mortgage-Backed Securities. Stripped mortgage securities are derivative multiclass mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater market volatility than other types of mortgage securities in which a Fund may invest.

Stripped mortgage securities are purchased and sold by institutional investors, such as the Funds, through several investment banking firms acting as brokers or dealers. As these securities were only recently developed, traditional trading markets have not yet been established for all such securities. Accordingly, some of these securities may generally be illiquid. The staff of the SEC (the "Staff") has indicated that only government-issued IO or PO securities which are backed by fixed-rate mortgages may be deemed to be liquid, if procedures with respect to determining liquidity are established by a fund's board. The Board of Trustees may, in the future, adopt procedures which would permit a Fund to acquire, hold, and treat as liquid government-issued IO and PO securities. At the present time, however, all such securities will continue to be treated as illiquid and will, together with any other illiquid investments, not exceed 10% of a Fund's net assets. Such position may be changed in the future, without notice to shareholders, in response to the Staff's continued reassessment of this matter as well as to changing market conditions.

Stripped mortgage securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories, AAA or Aaa, by S&P or Moody's, respectively.

Municipal Securities. Municipal securities are debt obligations issued by local and state governments that provide interest income which can be either taxable or tax exempt. Municipal securities include both municipal bonds (those securities with maturities of five years or more) and municipal notes (those with maturities of less than five years). Generally, municipal securities are used to raise money for various public purposes such as constructing public facilities and making loans to public institutions. Taxable municipal bonds are generally issued to provide funding for privately operated facilities. Municipal notes are issued to meet the short-term funding requirements of local, regional, and state governments. General obligation municipal securities are secured by the issuer's pledge of full faith, credit and taxing power. Revenue or special tax bonds are payable from the revenues derived from a particular facility or, in some cases, from a special excise or other tax, but not from general tax revenue.

U.S. Government Securities. All of the Funds may purchase U.S. Government Securities. U.S. Government Securities are marketable fixed, floating and variable rate securities issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities. Some U.S. Government Securities, such as U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years) and U.S. Treasury bonds (generally maturities of more than ten years) which differ only in their interest rates, maturities and times of issuance are supported by the full faith and credit of the U.S. Government. Others, such as obligations issued or guaranteed by U.S. Government agencies, authorities or instrumentalities are supported either by
(a) the full faith and credit of the U.S. Government (such as securities of the Small Business Administration), (b) the right of the issuer to borrow from the Treasury (such as securities of the Federal Home Loan Banks), (c) the discretionary authority of the U.S. Government to purchase the agency's obligations (such as FNMA securities), or (d) only the credit of the issuer. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, authorities or instrumentalities in the future.

U.S. Government Securities may also include zero coupon bonds and Government National Mortgage Association ("GNMA") mortgage-backed certificates. The yields provided by GNMAs have historically exceeded the yields on other types of U.S. Government Securities with comparable maturities. Unpredictable prepayments of principal, however, can greatly change realized yields. In a period of declining interest rates, it is more likely that mortgages contained in GMNA pools will be prepaid thus reducing the effective yield.

Securities guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities are considered to include (i) securities for which the payment of principal and interest is backed by a guarantee of, or an irrevocable letter of credit issued by, the U.S. Government, its agencies, authorities or instrumentalities and (ii) participation in loans made to foreign governments or their agencies that are so guaranteed. The secondary market for certain of these participations is limited. Such participations may therefore be regarded as illiquid.

Each Fund may also invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS"). See "Zero Coupon Securities" below.

Zero Coupon Securities. Zero coupon bonds are debt obligations which are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. A zero coupon security pays no interest to its holder during its life and its value (above its cost to a Fund) consists of the difference between its face value at maturity and its cost. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds generally provide for a period of delay before the regular payment of interest begins. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond's term to maturity. Such investments benefit the issuer by mitigating its initial need for cash to meet debt obligations service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments experience greater volatility in market value due to changes in interest rates than debt obligations which provide for regular payments of interest. A Fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations.

One particular zero coupon security a Fund may purchase is the FICO STRIP, each of which represents an interest in securities issued by the Financing Corporation ("FICO"), whose sole purpose is to function as a financing vehicle for recapitalizing the Federal Savings and Loan Insurance Corporation ("FSLIC"). FICO STRIPS are not backed by the full faith and credit of the U.S. Government but are generally treated as U.S. Government Agency Securities.

Derivatives

As described in the individual Fund sections or the SAI, certain of the Funds may use certain types of instruments, sometimes referred to as "derivatives." Derivatives are used to help (a) manage risks relating to interest rates, currency fluctuations and other market factors ("hedging"); (b) increase liquidity; and/or (c) invest in a particular stock or bond in a more efficient or less expensive way. Derivatives are broadly defined as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset, such as stock prices or indices of securities, interest rates, currency exchange rates, or commodity prices. Some, all, or the component parts of, the following instruments might be considered derivatives or complex securities: adjustable rate mortgage securities; adjustable rate securities; collateralized mortgage obligations; convertible securities with enhanced yield features such as PERCS, ACES, DECS, and PEPS; forward contracts; futures contracts; inverse floaters and super floaters; multiclass pass-throughs, stripped mortgage securities, and other asset-backed securities; options; real estate mortgage investment conduits; spreads and straddles; swaps; synthetic convertible securities; and uncovered mortgage dollar rolls. These instruments and their risks are discussed in this section, the individual Fund sections, and/or in the SAI.

Diversification

Each Fund intends to diversify its investments to meet the requirements under
Section 5 of the 1940 Act (except the Global Income Fund), under Section 851 of the Code relating to regulated investment companies, under Section 817 of the Code relating to the treatment of variable contracts issued by insurance companies, and under a certain state's staff guidelines on foreign investments.

As diversified funds under the 1940 Act, each such Fund may not, with respect to 75% of its total assets, purchase the securities of any one issuer (except U.S. Government Securities) if more than 5% of the value of the Fund's assets would be invested in such issuer.

In order to comply with the Code's diversification requirements under Section 817, each Fund will diversify its investments such that (i) no more than 55% of the Fund's assets is represented by any one investment; (ii) no more than 70% of the Fund's assets is represented by any two investments; (iii) no more than 80% of the Fund's assets is represented by any three investments; and (iv) no more than 90% of the Fund's assets is represented by any four investments. In the case of Funds investing in obligations of U.S. government agencies or instrumentalities, each agency or instrumentality is treated as a separate issuer for purposes of the above rules.

To comply with a certain state's staff guidelines, each Fund which invests in foreign countries, as a nonfundamental policy, will follow certain diversification guidelines with respect to the amount of net assets and the number of foreign countries in which it may invest. Each such Fund will be invested in a minimum of five different foreign countries if it has 80% or more of its net assets invested in foreign countries. Each such Fund may, however, reduce this minimum to four foreign countries if less than 80% of its net assets are invested in foreign countries. Each Fund may further reduce the minimum to three foreign countries if less than 60%; to two foreign countries if less than 40%; and to one foreign country if less than 20% of such Fund's net assets are invested in issuers located in foreign countries.

No Fund will have more than 20% of its net assets invested in issuers located in any one foreign country except that a Fund may have up to an additional 15% of its net assets in securities of issuers located in any one of the following countries: Australia, Canada, France, Japan, the United Kingdom and Germany. These diversification guidelines do not apply to a Fund's investment in issuers located in the U.S.

Loan Participations

Certain Funds may acquire loan participations in which a Fund will purchase from a lender a portion of a larger loan which it has made to a borrower. These instruments are typically interests in floating or variable rate senior loans to U.S. corporations, partnerships, and other entities. Generally such loan participations trade at par value, are sold without guarantee or recourse to the lending institution, and are subject to the credit risks of both the borrower and the lending institution. They may enable a Fund to acquire an interest in a loan from a financially strong borrower which it could not do directly. Some loan participations sell at a discount because of the borrower's credit problems. To the extent the borrower's credit problems are resolved, the loan participations may appreciate in value. Such loan participations, however, carry substantially the same risk as that for defaulted debt obligations and may cause loss of the entire investment. Most loan participations are illiquid and, as such, will be included in a fund's percentage limitation for illiquid securities.

Loans of Portfolio Securities

Consistent with procedures approved by the Board of Trustees and subject to various conditions, the Funds may lend their portfolio securities to qualified securities dealers or other institutional investors, provided that such loans do not exceed 30% of the value of a Fund's total assets at the time of the most recent loan (one-third of the Fund's assets in the case of the International, Pacific, Asset Allocation, and Developing Markets Funds), and further provided that the borrower deposits and maintains 100% collateral in the form of cash, U.S. government securities, or irrevocable letters of credit for the benefit of the Fund with the Fund's custodian. The lending of securities is a common practice in the securities industry. A Fund will engage in security loan arrangements with the objective of increasing the Fund's income either through investing the cash collateral in short-term, interest bearing obligations or by receiving loan premiums from the borrower. The Fund will continue to be entitled to all dividends or interest on any loaned securities. If the borrower defaults on its obligations to return borrowed securities because of insolvency or otherwise, the Fund could experience delays and costs in gaining access to the collateral and could suffer a loss to the extent that the value of the collateral falls below the market value of the borrowed securities.

Options and Futures Contracts

Certain of the Funds may invest in options and futures contracts. The discussion below is intended to be generic for those funds permitted under their investment policies to purchase options and futures and any limitations noted in this section are qualified by the Funds' individual policies as stated in the descriptions of each of the Funds. Unless otherwise noted in the individual fund descriptions above, none of the Funds investing in these contracts will purchase or sell futures contracts or options on futures contracts if immediately thereafter the aggregate amount of initial margin deposits on all the futures positions of the Fund and premiums paid on options on futures contracts would exceed 5% of the market value of the total assets of the respective Fund. See the "Investment Objectives and Policies" of the specific Fund for a discussion of whether, and to what extent, the Fund may purchase these investments.

Options on Securities. Covered call options in which a Fund may invest are typically listed for trading on a national securities exchange. All options written by a Fund will be "covered."

Call options written by a Fund give the holder the right to buy the underlying securities from the Fund at a stated exercise price. Put options written by a Fund give the holder the right to sell the underlying security to the Fund at a stated exercise price. A call option written by a Fund is "covered" if that Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if a Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by a Fund in cash and high grade debt obligations in a segregated account with its custodian.

A put option written by a Fund is "covered" if the Fund maintains cash and high grade debt obligations with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand, and interest rates.

The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased.

The writing of covered put options involves certain risks. For example, if the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, a Fund may attempt to close the position or take delivery of the security at the exercise price, and the Fund's return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.

Call options on securities may be purchased to limit the risk of a substantial increase in the market price of such security. A Fund may also purchase call options on securities held in its portfolio and on which it has written a call option. A call option gives the holder the right to buy the underlying securities from the option writer at a stated exercise price. Prior to its expiration, a call option may be sold in a closing sale transaction. Profit or loss from such a sale will depend on whether the amount received is more or less than the premium paid for the call option plus the related transaction costs.

Purchasing Put Options. Put options on particular securities may be purchased to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option. A put option gives the holder the right to sell the underlying security at the option exercise price at any time during the option period. The ability to purchase put options will allow a Fund to protect the unrealized gain in an appreciated security in its portfolio without actually selling the security. In addition, a Fund will continue to receive interest or dividend income on the security. A Fund may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such sales will result in a net gain or loss, depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid for the put option that is sold. Such gain or loss may be wholly or partially offset by a change in the value of the underlying security which the Fund owns or has the right to acquire.

Put and Call Options on the Same Securities. A Fund may buy puts and write calls on the same portfolio security in "forward conversion" transactions. All options written by a Fund will be covered. In a forward conversion, a Fund will purchase securities and write call options and purchase put options on such securities. By purchasing puts, the Fund protects the underlying security from depreciation in value. By selling or writing calls on the same security, a Fund receives premiums which may offset part or all of the cost of purchasing the puts while forgoing the opportunity for appreciation in the value of the underlying security. A Fund will not exercise a put it has purchased while a call option on the same security is outstanding. The use of options in connection with forward conversions is intended to hedge against fluctuations in the market value of the underlying security. Although it is generally intended in forward conversion transactions that the exercise price of put and call options would be identical, situations might occur in which some option positions are acquired with different exercise prices. Therefore, each Fund's return may depend in part on movements in the price of the underlying security because of the different exercise prices of the call and put options. Such price movements may also affect each Fund's total return if the conversion is terminated prior to the expiration date of the options. In such event, a Fund's return may be greater or less than it would otherwise have been if it had hedged the security only by purchasing put options.

Spread and Straddle Transactions. In addition to the options strategies described above, a Fund may engage in "spread" transactions in which a Fund purchases and writes a put or call option on the same underlying security with the options having different exercise prices and/or expiration dates. All options written by a Fund will be covered. A Fund may also engage in so-called "straddles," in which the Fund may purchase or write combinations of put and call options on the same security. When a Fund engages in spread and straddle transactions, it seeks to profit from differentials in the option premiums paid and received and in the market prices of the related options positions when they are closed out or sold. Because the purchase of options by a Fund in connection with these transactions may, under certain circumstances, involve a limited degree of investment leverage, a Fund will not enter into any spreads or straddles or otherwise purchase puts or calls if, as a result, more than 5% of its net assets will be invested at any time in such option transactions. Spread and straddle transactions require a Fund to purchase and/or write more than one option simultaneously. Accordingly, a Fund's ability to enter into such transactions and to liquidate its positions when necessary or deemed advisable may be more limited than if the Fund was to purchase or sell a single option. Similarly, costs incurred by a Fund in connection with these transactions will in many cases be greater than if the Fund was to purchase or sell a single option. The ability of a Fund to engage in spread or straddle transactions may be further limited by state securities laws.

Options on Stock Indices. Call and put options on stock indices may be purchased and written to hedge against the risk of market or industry-wide stock price fluctuations or to increase income to the Fund. A Fund may also purchase and sell options with respect to securities. An option on a security is a contract that permits the purchaser of the option, in return for the premium paid, the right to buy a specified security (in the case of a call option) or to sell a specified security (in the case of a put option) from or to the writer of the option at a designated price during the term of the option. Call and put options on stock indices are similar to options on securities except that, rather than the right to purchase or sell particular securities at a specified price, options on a stock index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying stock index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements in individual securities.

When a Fund writes an option on a stock index, it will establish a segregated account containing cash or high quality fixed-income securities with its custodian in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction. A Fund may write a call or put option to generate income, and will do so only if the option is "covered." This means that so long as a Fund is obligated as the writer of a call option, it will own the underlying securities subject to the call, or hold a call at the same or lower exercise price, for the same exercise period, and on the same securities as the written call. A put is covered if the Fund maintains liquid assets with a value at least equal to the exercise price in a segregated account, or holds a put on the same underlying securities at an equal or greater exercise price.

Financial Futures Contracts. A Fund permitted to do so under its investment policies may, for bona fide hedging purposes or for other appropriate risk management purposes permitted under regulations promulgated by the Commodity Futures Trading Commission ("CFTC"), purchase or sell futures contracts on interest rates, financial indices, currencies and stock indices, and U.S. government securities, and may purchase and write on a covered basis put and call options on futures contracts. Investment decisions relating to futures contracts and options thereon will be based upon, among other considerations, the composition of a Fund's portfolio and the Managers' expectations concerning interest rates and the currency and securities markets. In addition, for hedging purposes or to increase income to a Fund, the Fund may purchase put and call options and write covered put and call options on securities, currencies and securities indices traded on U.S. exchanges and, to the extent permitted by law, foreign exchanges, as well as over-the-counter.

For bona fide hedging purposes or for other appropriate risk management purposes pursuant to the Commodity Exchange Act, as amended, and the rules promulgated thereunder by the CFTC, a Fund may enter into contracts for the purchase or sale for future delivery of U.S. Treasury or foreign securities. Each Fund may similarly enter into futures contracts based upon financial indices. A Fund may enter into financial futures contracts, stock index futures contracts, foreign currency futures contracts and options on any of the foregoing. These futures contracts are referred to collectively as "financial futures." Financial futures are commodity contracts that obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as U.S. Treasury or other securities or foreign currencies, or the cash value of a securities index during a specified future period at a specified price. A "sale" of these types of futures contracts means the acquisition of a contractual obligation to deliver the securities or the cash value of the index called for by the contract at a specified price on a specified date. A "purchase" of these types of futures contracts means the acquisition of a contractual obligation to acquire the securities or the cash value of the index called for by the contract at a specified price on a specified date.

At the same time a futures contract is purchased or sold, a Fund must allocate cash or securities as a deposit payment ("initial deposit"). The futures contract is valued daily thereafter and the payment of some amount of "variation margin" may be required, reflecting any decline or increase in the contract's value.

To the extent a Fund enters into contracts for the purchase or sale for future delivery of financial futures and to the extent required by SEC rules, it will maintain, with its custodian bank, assets in a segregated account to cover its obligations with respect to such contracts. These assets will consist of cash, cash equivalents or high quality debt obligations from the Fund's portfolio, in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Fund with respect to such futures contracts.

Interest Rate Futures Contracts. Certain Funds may purchase and sell interest rate futures contracts and options thereon traded on domestic exchanges and, to the extent such contracts have been approved by the CFTC for sale to customers in the U.S., on foreign exchanges.

A Fund may enter into interest rate futures contracts in order to protect its portfolio securities from fluctuations in interest rates without necessarily buying or selling the underlying fixed-income securities. For example, if a Fund owns bonds, and interest rates are expected to increase, it might sell futures contracts on debt obligations having characteristics similar to those held in the portfolio. Such a sale would have much the same effect as selling an equivalent value of the bonds owned by the Fund. If interest rates did increase, the value of the debt obligations in the portfolio would decline, but the value of the futures contracts to the Funds would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. A Fund could accomplish similar results by selling bonds with longer maturities and investing in bonds with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows a Fund to maintain a defensive position without having to sell its portfolio securities.

Similarly, when it is expected that interest rates may decline, a Fund may purchase interest rate futures contracts in an attempt to hedge against having to make future anticipated purchases of bonds at the higher prices expected to prevail in the future. Since the fluctuations in the value of appropriately selected futures contracts should be similar to that of the bonds that will be purchased, the Fund could take advantage of the anticipated rise in the cost of the bonds without actually buying them until the market had stabilized. At that time, the Fund could make the intended purchase of the bonds in the cash market and the futures contracts could be liquidated.

Options on Interest Rate Futures Contracts. A Fund may also purchase call and put options and write covered call and put options on interest rate futures contracts traded on domestic exchanges and, to the extent such contracts have been approved by the CFTC for sale to customers in the U.S., on foreign exchanges to hedge against risks associated with shifts in interest rates and may enter into closing transactions with respect to such options.

Stock Index Futures Contracts. Certain Funds may purchase and sell stock index futures contracts and options on stock index futures contracts traded on domestic exchanges and, to the extent such contracts have been approved by the CFTC for sale to customers in the U.S., on foreign exchanges. A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. Open futures contracts are valued on a daily basis and a Fund may be obligated to provide or receive cash reflecting any decline or increase in the contract's value. No physical delivery of the underlying stocks in the index is made in the future.

A Fund may sell stock index futures contracts in anticipation of or during a market decline in an attempt to offset the decrease in market value of its securities that might otherwise result. When a Fund is not fully invested in stocks and anticipates a significant market advance, it may purchase stock index futures in order to gain rapid market exposure that may offset increases in the cost of common stocks that it intends to purchase.

Options on Stock Index Futures Contracts. Call and put options on stock index futures may be purchased or sold to hedge against risks of market-side price movements. Such options may be traded on domestic exchanges and, to the extent such contracts have been approved by the CFTC for sale to customers in the U.S., on foreign exchanges. The need to hedge against such risks will depend on the extent of diversification of a Fund's common stock portfolio and the sensitivity of such investments to factors influencing the stock market as a whole.

Risks in Investing in Options and Futures Contracts and Related Options. The purchase and sale of futures contracts and options thereon, as well as the purchase and writing of options on securities and securities indices and currencies, involve risks different from those involved with direct investments in securities. A liquid secondary market for any futures or options contract may not be available when a futures or options position is sought to be closed and the inability to close such positions could leave an adverse impact on a Fund's ability to effectively hedge its securities on foreign currency exposure. In addition, there may be an imperfect correlation between movements in the securities or foreign currency on which the futures or options contract is based and movements in the securities or currency in the Fund's portfolio. Successful use of futures or options contracts is further dependent on the Managers' ability to correctly predict movements in the securities or foreign currency markets and no assurance can be given that its judgment will be correct. Successful use of options on securities or stock indices is subject to similar risk considerations. In addition, by writing covered call options, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price.

While utilization of options, futures contracts and similar instruments may be advantageous to the Funds, if the Managers are not successful in employing such instruments in managing each Fund's investments, each Fund's performance will be worse than if they did not employ such strategies. In addition, each Fund will pay commissions and other costs in connection with such investments, which may increase each Fund's expenses and reduce its return. In writing options on futures, each Fund's loss is potentially unlimited and may exceed the amount of the premium received.

The risk of loss in trading foreign futures contracts and foreign options can be substantial. Investors should be aware of the following: (i) participation in foreign futures contracts and foreign options transactions involves the execution and clearing of trades on, or subject to, the rules of a foreign board of trade; and (ii) applicable foreign law which will vary, depending on where the foreign futures or options transaction occurs. For these reasons, a Fund might not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC's regulations and the rules of the National Futures Association and any domestic exchange. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time a particular order is placed and the time it is liquidated, offset or exercised.

In certain cases the options and futures markets provide investment or risk management opportunities that are not available from direct investments in securities. In addition, some strategies can be performed more effectively and at lower cost by utilizing the options and futures markets rather than purchasing or selling portfolio securities. However, there are risks involved in these transactions as discussed above.

Any Fund's investment in options, futures contracts, forward contracts, options on futures contracts or stock indices, and foreign currencies and securities may be limited by the requirements of the Code for qualification as a regulated investment company. These securities require the application of complex and special rules and elections, more information about which is included in the SAI.

Unless otherwise noted in a Fund's policies, the value of the underlying securities on which options may be written at any one time will not exceed 15% of the total assets of a Fund. Unless otherwise noted in a Fund's policies, a Fund will not purchase put or call options if the aggregate premium paid for such options would exceed 5% of its total assets at the time of purchase.

Portfolio Turnover

Each Fund may purchase and sell securities without regard to the length of time the security has been held, and the frequency of Fund transactions (turnover rate) will vary from year to year, depending on market conditions. Higher portfolio turnover involves higher transaction costs to the Fund. It is anticipated that each Fund's annual turnover rate generally will not exceed 100% with the following exceptions: the Intermediate Bond Fund may exceed 100% per year; and the Growth and Income Fund may exceed 100% and be in the range of 150-200% in 1995 as portfolio holdings are gradually shifted to reflect the Fund's change in investment strategy to place greater emphasis on income-producing securities, but its subsequent turnover rate generally is not expected to exceed 100% per year. Portfolio turnover rates for recent years are shown in the "Financial Highlights." More information is in the SAI.

Repurchase and Reverse Repurchase Agreements

Repurchase Agreements. Each Fund may engage in repurchase transactions, in which the Fund purchases a U.S. government security subject to resale to a bank or dealer at a mutually agreed price and date. The transaction requires the collateralization of the seller's obligation by U.S. Government Securities held with the Fund's custodian, with an initial market value, including accrued interest, equal to at least 102% of the dollar amount invested by the Fund, with the value of the underlying security marked to market daily to maintain coverage of at least 100%. A default by the seller might cause the Fund to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. The Fund might also incur disposition costs in liquidating the collateral. Each Fund intends to enter into repurchase agreements only with qualified securities dealers or other institutional investors deemed creditworthy by the Fund's investment manager. Under the 1940 Act, a repurchase agreement is deemed to be the loan of money by the Fund to the seller, collateralized by the underlying security.

Reverse Repurchase Agreements. A Fund authorized to do so may also enter into reverse repurchase agreements which are the opposite of repurchase agreements but involve similar mechanics and risks. The Fund sells securities to a bank or broker and agrees to repurchase them at a mutually agreed price and date. Cash or liquid high-grade debt obligations having an initial market value, including accrued interest, equal to at least 102% of the dollar amount sold by the Fund are segregated as collateral and marked to market daily to maintain coverage of at least 100%. A default by the purchaser might cause the Fund to experience a loss or delay in the liquidation of the collateral and also disposition costs. Each Fund intends to enter into repurchase agreements only with government securities dealers recognized by the Federal Reserve Board or with member banks of the Federal Reserve System.

Restricted and Illiquid Securities

It is a fundamental policy of the Funds to not invest more than 10% of their respective net assets in illiquid investments, which includes most repurchase agreements of more than seven days duration, currency and interest rate swaps, time deposits with a notice or demand period of more than seven days, certain over-the-counter option contracts, participation interests in loans, securities that are not readily marketable and "restricted securities," i.e., securities that are not registered or are offered in an exempt non-public offering under the Securities Act of 1933 ("1933 Act"). Such restriction shall not apply to restricted securities offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act or to foreign securities which are offered or sold outside the United States where the Managers determine, based upon a continuing review of the trading markets for the specific restricted security, that such restricted securities are liquid.

The Board of Trustees has adopted guidelines and delegated to the Managers the daily function of determining and monitoring the liquidity of restricted securities. The Board, however, will retain sufficient oversight and be ultimately responsible for the determinations. To the extent a Fund invests in restricted securities that are deemed liquid, the general level of illiquidity in a Fund may be increased if qualified institutional buyers become uninterested in purchasing these securities or the market for these securities contracts.

The purchase price and subsequent valuation of restricted securities normally reflect a discount from the price at which such securities would trade if they were not restricted, since the restriction makes them less liquid. The amount of the discount from the prevailing market prices is expected to vary, depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the restricted securities and prevailing supply and demand conditions.

"Rolls"

Funds that may purchase Treasury securities may also enter into "U.S. Treasury rolls" in which the Fund sells outstanding U.S. Treasury securities and buys back "when-issued" U.S. Treasury securities of slightly longer maturity for simultaneous settlement on the settlement date of the when-issued U.S. Treasury security. During the period prior to settlement date, the Fund continues to earn interest on the securities it is selling. It does not earn interest on the securities which it is purchasing until after settlement date. Two potential advantages of such a strategy are 1) that the Fund can regularly and incrementally adjust its weighted average maturity (which otherwise would constantly diminish with the passage of time); and 2) in a normal yield curve environment (in which shorter maturities yield less than longer maturities), a gain in yield to maturity can be obtained along with the desired extension. The Fund could suffer an opportunity loss if the counterparty to the roll failed to perform its obligations on settlement date, in that market conditions may have changed adversely. The Fund, however, intends to enter into U.S. Treasury rolls only with government securities dealers recognized by the Federal Reserve Board or with member banks of the Federal Reserve System.

Funds that may purchase mortgage-backed securities may enter into mortgage "dollar rolls" in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (name, type, coupon and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the mortgage-backed securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction and is maintained in a segregated account. A Fund will not enter into any dollar rolls that are not covered rolls.

Small Capitalization Issuers

Certain of the Funds may invest in relatively new or unseasoned companies which are in their early stages of development, or small companies positioned in new and emerging industries where the opportunity for rapid growth is expected to be above average. These are typically companies which have a market capitalization of less than $1 billion. Investing in securities of small companies may offer greater potential for capital appreciation since they are often overlooked by investors or undervalued in relation to their earnings power. Securities of unseasoned companies may present greater risks than securities of larger, more established companies. Small companies may suffer significant losses as well as realize substantial growth, and investments in such companies tend to be more volatile and are therefore speculative.

Historically, the small capitalization stocks have been more volatile in price than the larger capitalization stocks. Among the reasons for the greater price volatility of these securities are the less certain growth prospects of smaller firms, the lower degree of liquidity in the markets for such stocks, and the greater sensitivity of small companies to changing economic conditions. Besides exhibiting greater volatility, small company stocks may, to a degree, fluctuate independently of larger company stocks. Small company stocks may decline in price as large company stocks rise, or rise in price as large company stocks decline. Investors should therefore expect that the value of a Fund's shares which invests a substantial portion of its net assets in small company stocks may be more volatile than the shares of a fund that invests solely in larger capitalization stocks. For more information, refer to the "Small Cap Fund" description.

Structured Notes

A structured note is a derivative instrument which entitles its holder to receive some portion of the principal or interest payments which would be due on a traditional debt obligation. A zero coupon bond, which is the right to receive only the principal portion of a debt security, is a simple form of structured note. A structured note's performance or value may be linked to a change in return, interest rate, or value at maturity of the change in an identified or "linked" equity security, currency, interest rate, index or other financial indicator ("reference index"). The holder's right to receive principal or interest payments on a structured note may also vary in timing or amount, depending upon changes in certain rates of interest or other external events. Structured notes may be much more volatile than the underlying instruments themselves, depending on the direction of interest rates, and may present many of the same risks as investing in futures and options. Certain structured notes without leverage characteristics may still be considered risky and an investor could lose an amount equal to the amount invested. As with any debt instruments, structured notes pose credit risk, i.e., the issuer may be unable to make the required payments. Finally, some structured notes may be illiquid, because few investors or dealers trade in such securities or because the notes are complex and difficult to price. Such potential illiquidity may be especially pronounced during severe bond market corrections. The Board will monitor the liquidity of structured notes and notes determined to be illiquid will be subject to a Fund's percentage limits on illiquid securities. The Templeton Managers may occasionally invest under 5% of their respective fund's assets in structured notes that are linked to a reference index, on a non-leveraged, one-to-one basis.

Temporary Investments

In any period of market weakness or of uncertain market or economic conditions or while awaiting suitable investment opportunities, a Fund may establish a temporary defensive position by investing in high quality Money Market Investments. Any decision to withdraw substantially, and, for a sustained period of time, from a Fund's "defined" market(s) based on its investment objectives will be reviewed by the Board of Trustees. All Funds, except the Money Fund, may therefore invest up to 100% of their respective net assets in, for example, U.S. Government Securities, bank obligations, the highest quality commercial paper, or in repurchase agreements as described above. Rising Dividends may also invest in short-term fixed-income securities.

The Asset Allocation, Global Income, Global Growth, International, Pacific, and Developing Markets Funds may also invest in non-U.S. currency and short-term instruments denominated in non-U.S. currencies for temporary defensive purposes. The Developing Markets Fund may also invest in medium-term (not more than five years to maturity) obligations issued or guaranteed by the U.S. government or the governments of foreign countries, their agencies or instrumentalities.

It is not possible to predict with any certainty when or for how long a Fund will employ defensive strategies.

Trade Claims

Trade claims are purchased from creditors of companies in financial difficulty who seek to reduce the number of debt obligations they are owed. Such trade creditors generally sell their claims in an attempt to improve their balance sheets and reduce uncertainty regarding payments. For purchasers, trade claims offer the potential for profits since they are often purchased at a significantly discounted value and, consequently, have the potential for higher income and capital appreciation should the debt issuer's financial position improve. Trade claims are generally liquid as there is a secondary market but the Board of Trustees will monitor their liquidity.

An investment in trade claims is speculative and there can be no guarantee that the debt issuer will ever be able to satisfy the obligation. Further, trading in trade claims is not regulated by federal securities laws but primarily by bankruptcy laws and commercial laws. Because trade claims are unsecured obligations, holders may have a lower priority than secured or preferred creditors.

Warrants

A warrant is typically a long-term option issued by a corporation which gives the holder the privilege of buying a specified number of shares of the underlying common stock at a specified exercise price at any time on or before an expiration date.

Stock index warrants entitle the holder to receive, upon exercise, an amount in cash determined by reference to fluctuations in the level of a specified stock index. If a Fund does not exercise or dispose of a warrant prior to its expiration, it will expire worthless.

"When-Issued" and "Delayed
Delivery" Transactions

A Fund may purchase debt obligations on a "when-issued" or "delayed delivery" basis (in the case of GNMA Certificates, a "To-Be-Announced" basis). Such securities are subject to market fluctuations prior to delivery to the Fund and generally do not earn interest until their scheduled delivery date. When the Fund is the buyer in such transactions, it will maintain, in a segregated account with its custodian, cash or high-grade marketable securities having an aggregate value equal to the amount of such purchase commitments until payment is made. To the extent the Fund engages in when-issued and delayed delivery transactions, it will do so only for the purpose of acquiring portfolio securities consistent with the Fund's investment objectives and policies, and not for the purpose of investment leverage. Nonetheless, purchases of securities on such basis may involve more risk than other types of purchases, for example, counterparty delivery risk. If the seller fails to complete the transaction, the Fund may miss a price or yield considered advantageous. See the SAI for additional information.


Investment Restrictions



Each Fund is subject to a number of additional investment restrictions, some of which are fundamental policies and, like the investment objective of each Fund, may be changed only with the approval of shareholders as required by the 1940 Act. For a list of these additional restrictions and more information concerning the policies discussed above, please see the SAI.


Management



Trustees and Officers

The Trust has a Board of Trustees which has the primary responsibility for the overall management of the Trust and each of the Funds. The Trustees elect the officers of the Trust who are responsible for administering its day-to-day operations.

Managers

The Manager for all series of the Trust, except the Asset Allocation, Global Growth, and Developing Markets Funds, is Franklin Advisers, Inc. ("Advisers"), 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, California 94403-7777. In addition, Advisers employs Templeton Investment Counsel, Inc. ("Templeton Florida"), Broward Financial Centre, Suite 2100, Fort Lauderdale, Florida 33394, to act as subadviser to the International Fund, the Pacific Fund, and the Global Income Fund.

The Manager for the Asset Allocation and Global Growth Funds is Templeton, Galbraith & Hansberger, Ltd. ("Templeton Nassau"), Lyford Cay Nassau, N.P. Bahamas. Templeton Nassau employs Templeton Florida to act as subadviser to the Asset Allocation Fund.

As of October 1, 1995, Templeton Investment Management (Singapore) Pte Ltd., ("Templeton Singapore") 20 Raffles Place, Ocean Towers, Singapore, replaced Templeton Investment Management (Hong Kong) Limited ("Templeton Hong Kong") as the Manager for Developing Markets Fund. Templeton Singapore and Templeton Hong Kong are indirect wholly owned subsidiaries of Franklin Resources, Inc.

Advisers acts as investment manager or administrator to 34 U.S. registered investment companies (116 separate series) with aggregate assets of over $75 billion. (Advisers, Templeton Nassau, Templeton Singapore, and Templeton Florida may be referred to as the "Manager" or "Managers" throughout the prospectus and SAI.) The Managers are direct or indirect wholly owned subsidiaries of Franklin Resources, Inc., a publicly owned holding company, the principal shareholders of which are Charles B. Johnson and Rupert H. Johnson, Jr., who own approximately 20% and 16%, respectively, of its outstanding shares. Through its subsidiaries, Resources manages over $128 billion in assets worldwide for over 3.8 million mutual fund shareholders, in addition to foundations and endowments, employee benefit plans, and individuals.

The Managers, subject to the overall policies, control, direction and review of the Board of Trustees (and to the instructions and supervision of Advisers and Templeton Nassau in the case of Templeton Florida) are responsible for recommending and providing advice with respect to each Fund's investments, and for determining which securities will be purchased, retained or sold as well as for execution of portfolio transactions.

The Managers, also subject to the overall review of the Board of Trustees, may, from time to time, use various methods of selecting securities for the Fund's portfolio, and these methods are changed and improved by the Managers' research on superior selection methods. The Managers may also employ and rely on independent or affiliated sources of information and ideas in connection with management of a Fund's portfolio. Securities are selected for a Fund's portfolio largely on the basis of fundamental company-by-company analysis. Determinations of eligible securities will be made by the Managers based on publicly available information and inquiries made to the companies. The Templeton Managers use a disciplined, long-term approach to value oriented global and international investing. The Managers and their affiliates have approximately 4,100 employees in 10 different countries and an extensive global network of investment research sources.

Management Fees. The management agreements provide for the management of each Fund's portfolio and, except for the Asset Allocation Fund, for certain administrative services and facilities which are necessary to conduct the Fund's business, for which each Fund is obligated to pay a management fee. Under a management agreement with Advisers, each Fund managed by Advisers, except for the Rising Dividends Fund, the International Fund, the Small Cap Fund, and the Pacific Fund, is obligated to pay Advisers, a monthly fee equal to an annual rate of 0.625% of average daily net assets up to and including $100 million. The Rising Dividends Fund is obligated to pay Advisers a monthly fee computed at the annual rate of 0.75% of average daily net assets up to and including $500 million and the International and Pacific Funds are obligated to pay Advisers a monthly fee equal to the annual rate of 1.00% of average daily net assets up to and including $100 million. The Small Cap Fund is obligated to pay Advisers a monthly fee computed at the annual rate of 0.75% of average daily net assets up to and including $500 million, plus 0.625% of the value of average daily net assets up to and including $1 billion, plus 0.50% of the value of average daily net assets over $1 billion. The fees paid by each Fund are on a declining scale thereafter based on such Fund's assets. Please refer to the SAI for further details.

Under a management agreement with Templeton Nassau, the Global Growth Fund is obligated to pay the Manager a monthly fee equal to an annual rate of 1.0% of the value of the Fund's average daily net assets up to and including $100 million, with various reductions in the rate as the Fund's assets increase.

Under a management agreement with Templeton Nassau, the Asset Allocation Fund is obligated to pay the Manager a monthly fee equal to an annual rate of 0.65% of the value of the Fund's average daily net assets up to and including $200 million, 0.585% of the value of the Fund's average daily net assets over $200 million up to and including $1.3 billion; and 0.52% of the value of the Fund's average daily net assets over $1.3 billion.

Under a management agreement with Templeton Singapore, the Developing Markets Fund is obligated to pay the Manager a monthly fee equal to an annual rate of 1.25% of the value of the Fund's average daily net assets.

The fees which the Funds investing in global securities are obligated to pay the Managers are higher than advisory fees paid by most other U.S. investment companies, primarily because investing in equity securities of companies outside the U.S., and especially in developing market countries, which are not widely followed by professional analysts, requires the Managers to invest additional time and incur added expense in developing specialized resources, including research sources.

Operating Expenses. Each Fund is responsible for its own operating expenses. Expenses incurred jointly by more than one Fund will be apportioned on a pro rata basis. In addition to the Managers' fees, and Business Managers fees in the case of the Asset Allocation Fund, the Funds are responsible for their pro rata portion of the Trust's operating expenses, including, but not limited to, taxes, if any; custodian, legal and auditing fees; fees and expenses of trustees who are not members of, affiliated with or interested persons of the Managers; salaries of any personnel not affiliated with the Managers; insurance premiums; trade association dues; expenses of obtaining quotations for calculating the value of the Fund's net assets; printing and other expenses which are not expressly assumed by the Managers.

Any of the Managers may determine to limit the management fees or assume responsibility for the payment of certain operating expenses with respect to any Fund in order to reduce total expenses or increase the yield of each such Fund. Voluntary reductions of fees or assumption of a Fund's operating expenses by any of the Managers may be terminated by the Managers at any time or when reaching a certain level of assets.

For the year ended December 31, 1994, Advisers agreed to limit its management fees for the Zero Coupon Funds - 1995, - 2000, - 2005, and - 2010 so that aggregate expenses did not exceed 0.40% of each of the Fund's average monthly net assets, including management fees of 0.36%, 0.36%, 0.35% and 0.35%, of the respective Funds. Until at least December 31, 1995, Advisers has agreed to keep the total expenses of each Zero Coupon Fund to a maximum of 0.40% of each Fund's average monthly net assets. During the period July 7, 1994 to December 31, 1994, Advisers limited its management fees such that aggregate expenses, including management fees of 0.43%, represented 0.46% of the Money Fund's average daily net assets.

There were no reductions of management fees by the Managers for any of the other Funds. Please refer to "Financial Highlights" for information on the expense ratios of each Fund.

Broker/Dealer Selection. Under each management agreement, the Manager selects the brokers and dealers through whom transactions in each Fund's investment securities will be effected. The Managers try to obtain the best execution on all such transactions. If it is felt that more than one broker is able to provide the best execution, the Managers will consider the receipt of quotations and other market services, and of research, statistical and other data in selecting a broker-dealer to execute a transaction. Sales of the Policies by broker-dealers or their affiliates may be a factor in considering the placement of portfolio transactions, provided the Managers are satisfied that the Funds are receiving the best execution. For further information see "The Funds' Policies Regarding Brokers Used on Securities Transactions" in the SAI.

Subadvisors

Templeton Florida is paid a fee by Advisers equal to an annual rate of 0.50% of the value of each of the International and the Pacific Fund's average daily net assets up to and including $100 million; 0.40% of the value of average daily net assets over $100 million up to and including $250 million; 0.30% of the value of average daily net assets over $250 million up to and including $500 million; and 0.25% of the value of average daily net assets over $500 million. With respect to the Global Income Fund, Templeton Florida is paid a monthly fee by Advisers computed at the annual rate equal to 0.35% of the Fund's average daily net assets up to and including $100 million, 0.25% of the average daily net assets over $100 million up to and including $250 million, and 0.20% of average daily net assets in excess of $250 million. In all cases, Templeton Florida's fees are not a separate expense of the respective Funds but are paid by the Managers from the management fees they receive from their respective management agreements with the Funds.

With respect to the Asset Allocation Fund, Templeton Florida is paid a monthly fee by Templeton Nassau computed at the annual rate equal to 0.25% of the Fund's average daily net assets up to and including $200 million; 0.225% of average daily net assets over $200 million up to and including $1.3 billion, and 0.20% of average daily net assets over $1.3 billion.

Templeton Florida will pay all expenses incurred by it in connection with its activities under the subadvisory agreement with the Managers, other than the cost of securities purchased for the Funds and brokerage commissions in connection with such purchases.

Business Manager

Templeton Global Investors, Inc. ("Business Manager"), Broward Financial Centre, Suite 2100, Fort Lauderdale, Florida 33394, provides certain administrative facilities and services for certain of the Funds, including payment of salaries of officers, preparation and maintenance of books and records, preparation of tax reports, preparation of financial reports, and monitoring compliance with regulatory requirements. The Business Manager is employed directly by the Asset Allocation Fund and receives a monthly fee equivalent on an annual basis to 0.15% of the combined average daily net assets of the Fund, reduced to 0.135% of such assets in excess of $200 million, to 0.10% of such assets in excess of $700 million, and to 0.075% of such assets in excess of $1.2 billion.

The Business Manager is employed through subcontracts by the Managers of the Developing Markets, Global Growth, Global Income, International Equity, and Pacific Growth Funds. The Business Manager receives monthly fees equivalent on an annual basis to 0.15% of the combined average daily net assets of each of these Funds, reduced for each Fund to 0.135% of such assets in excess of $200 million, to 0.10% of such assets in excess of $700 million, and to 0.075% of such assets in excess of $1.2 billion. These fees are not separate expenses of these Funds but are paid by their Managers from the management fees they receive from their management agreements with the Funds.

Portfolio Operations

The following persons are primarily responsible for the day-to-day operations of the funds of the Trust, other than the Money Fund.

Adjustable U.S. Government Fund

 T. Anthony Coffey
 Roger Bayston
 Jack Lemein

Global Income Fund

 Neil S. Devlin
 Thomas J. Dickson

Growth and Income Fund
(formerly, "Equity Growth Fund")

 Frank Felicelli
 Douglas Barton
 Howard McEldowney

High Income Fund
 R. Martin Wiskemann
 Chris Molumphy
 Betsy Hofman-Schwab

Income Securities Fund
 Charles B. Johnson
 Matt Avery

Investment Grade Intermediate Bond Fund

 Philip H. W. Smith
 William Lippman
 Margaret McGee

Precious Metals Fund
 R. Martin Wiskemann
 Suzanne Willoughby Killea
 Shan Green

Real Estate Securities Fund

 Matt Avery
 Tom Branch

Rising Dividends Fund

 William Lippman
 Bruce C. Baughman
 Margaret McGee

Small Cap Fund

 Edward B. Jamieson
 Nicholas Moore
 Michael McCarthy

Templeton Developing Markets Equity Fund

 J. Mark Mobius, Ph.D.
 H. Allan Lam
 Tom Wu

Templeton Global Asset Allocation Fund

 Jeffrey A. Everett
 Thomas J. Dickson
 Sean Farrington

Templeton Global Growth Fund

 Mark G. Holowesko
 Jeffrey A. Everett
 Sean Farrington

Templeton International Equity Fund

 Marc S. Joseph
 Mark Beveridge

Templeton Pacific Growth Fund

 William T. Howard
 Mark Beveridge
 Gary Clemons

U.S. Government Securities Fund

 Jack Lemein
 David Capurro
 Roger Bayston

Utility Equity Fund

 Gregory E. Johnson
 Sally Edwards-Haff
 Ian Link

Zero Coupon Funds

 David Capurro
 Jack Lemein
 Tony Coffey



Biographical Information

Matt Avery
Portfolio Manager
Franklin Advisers, Inc.

Mr. Avery holds a Master of Business Administration degree from the University of California at Los Angeles. He earned his Bachelor of Science degree in industrial engineering from Stanford University. He has been in the securities industry since 1982 and with Franklin since 1987. Mr. Avery has managed the Income Securities Fund and the Real Estate Fund since their inception.

Douglas Barton
Portfolio Manager
Franklin Advisers, Inc.

Mr. Barton is a Chartered Financial Analyst and holds a Master of Business Administration degree from California State University in Hayward and a Bachelor of Science degree from California State University in Chico. Mr. Barton joined Franklin in July 1988 and has managed the Growth and Income Fund since May of 1995.

Bruce C. Baughman
Portfolio Manager
Franklin Advisers, Inc.

Mr. Baughman holds a Master of Science degree in accounting from New York University. He earned his Bachelor of Arts degree from Stanford University. Prior to joining Franklin, Mr. Baughman had been in the securities industry for over ten years and with Franklin since 1988. He has managed the Rising Dividends Fund since its inception.


Roger Bayston
Portfolio Manager
Franklin Advisers, Inc.

Mr. Bayston is a Chartered Financial Analyst and holds a Master of Business Administration degree from the University of California at Los Angeles. He earned his Bachelor of Science degree from the University of Virginia. Prior to joining Franklin, Mr. Bayston was an Assistant Treasurer for Bankers Trust Company. Following completion of the Masters degree program, Mr. Bayston joined Franklin in 1991. Mr. Bayston has managed the Adjustable Fund since August 1991 and the Government Fund since November 1993.

Mark R. Beveridge
Vice President and
Portfolio Manager
Templeton Investment Counsel Inc.

Mr. Beveridge is a Chartered Financial Analyst and holds a Bachelor of Business Administration degree in finance from the University of Miami. He joined Templeton in 1985 and has managed the International and Pacific Growth Funds since January 1994.

Tom Branch
Portfolio Manager
Franklin Advisers, Inc.

Mr. Branch received a Bachelor of Science degree in Business Administration with a concentration in finance from California Polytechnic State University, San Luis Obispo. Mr. Branch joined Franklin in July of 1993 and has managed the Real Estate Fund since 1994.

David Capurro
Portfolio Manager
Franklin Advisers, Inc.

Mr. Capurro holds a Master of Business Administration degree in finance from California State University at Hayward. He earned his Bachelor of Science degree in business administration at California State University at Hayward. Mr. Capurro joined Franklin in 1983 and has managed the Government Fund and the Zero Coupon Funds since inception.

Gary Clemons
Portfolio Manager
Templeton Investment Counsel Inc.

Mr. Clemons holds a Master of Business Administration degree from the University of Wisconsin at Madison. He earned his Bachelor of Science degree in earth science from the University of Nevada at Reno. Mr. Clemons was a research analyst for Structured Asset Management. He joined Templeton in 1990 and has managed the Pacific Fund since 1994.

T. Anthony Coffey
Portfolio Manager
Franklin Advisers, Inc.

Mr. Coffey is a Chartered Financial Analyst and holds a Master of Business Administration from the University of California at Los Angeles. He earned his Bachelor of Arts degree from Harvard University. Prior to joining Franklin, Mr. Coffey was an associate with the Analysis Group. He is a member of several securities industry committees and associations and joined Franklin in 1989. He has managed the Zero Coupon Funds since August 1989 and the Adjustable Fund since its inception.

Neil S. Devlin
Executive Vice President and Portfolio Manager
Templeton Investment Counsel, Inc.

Mr. Devlin holds a Bachelor of Arts degree in economics and philosophy from Brandeis University. He is currently a level III CFA candidate. Prior to joining Templeton in 1987, Mr. Devlin was a portfolio manager and a bond analyst with Constitutional Capital Management of Boston and a bond trader and research analyst for the Bank of New England. He has managed the Global Income Fund since 1994.

Thomas J. Dickson
Portfolio Manager
Templeton Investment Counsel, Inc.

Mr. Dickson received his Bachelor of Science degree in managerial economics from the University of California at Davis. Mr. Dickson joined Franklin in 1992 and moved to Templeton in 1994. He has managed the Global Income Fund since 1994, and has managed the Asset Allocation Fund from inception.

Jeffrey A. Everett
Vice President and
Portfolio Manager
Templeton, Galbraith & Hansberger Ltd.

Mr. Everett is a Chartered Financial Analyst and holds a Bachelor of Science degree in finance from Pennsylvania State University. Prior to joining Templeton, he was an Investment Officer at First Pennsylvania Corporation and a research coordinator for Centre Square Investment Group. He joined Templeton in 1990, has managed the Global Growth Fund from inception and has managed the Asset Allocation Fund from inception.

Sally Edwards-Haff
Portfolio Manager
Franklin Advisers, Inc.

Ms. Edwards-Haff, is a Chartered Financial Analyst and holds a Bachelor of Arts degree in economics from the University of California at Santa Barbara. Ms. Edwards-Haff is a member of several securities industry committees and associations. She joined Franklin in 1986 and has managed the Utility Fund since October 1990.

Sean Farrington
Portfolio Manager
Templeton, Galbraith & Hansberger Ltd.

Mr. Farrington, a Chartered Financial Analyst, has a Bachelor of Arts in Economics from Harvard University. He is a member of a securities association. He joined Templeton in 1991. He has managed the Global Growth Fund since 1995 and has managed the Asset Allocation Fund from inception.

Frank Felicelli
Executive Vice President
Franklin Management, Inc.
and Portfolio Manager
Franklin Advisers, Inc.

Mr. Felicelli, a Chartered Financial Analyst, has a Master in Business Administration from Golden Gate University and a Bachelor of Arts in economics from the University of Illinois. He is a member of several securities industry-related committees and associations. Mr. Felicelli has been in the industry since 1980 and with Franklin since 1986. He has managed the Growth and Income Fund since May of 1995.

Shan Green
Portfolio Manager
Franklin Advisers, Inc.

Ms. Green holds a Master of Business Administration degree from the University of California at Berkeley. She earned her Bachelor of Science degree from State University of New York at Stoney Brook. Ms. Green has managed the Precious Metal Fund since joining Franklin in 1994.

Betsy Hofman-Schwab
Portfolio Manager
Franklin Advisers, Inc.

Ms. Hoffman holds a Master of Business Administration degree from the College of Notre Dame in California. She earned her Bachelor of Science degree in accounting at the College of Notre Dame in California. She is a member of securities industry associations. She has been with Franklin since 1981 and has managed the High Income Fund since its inception.

Mark G. Holowesko
Director of Global Equity Research
Templeton Worldwide, Inc.
and Portfolio Manager
Templeton, Galbraith & Hansberger Ltd.

Mr. Holowesko is a Chartered Financial Analyst and Chartered Investment Counselor. He holds a Master of Business Administration degree from Babson College in Worcester, Massachusetts and a Bachelor of Arts degree in economics from the College of The Holy Cross, also in Worcester, Massachusetts. He is a member of several securities industry associations. Mr. Holowesko joined Templeton in 1985 and has managed the Global Growth Fund from inception.

William T. Howard, Jr.
Vice President and
Portfolio Manager
Templeton Investment Counsel, Inc.

Mr. Howard is a Chartered Financial Analyst and holds a Master of Business Administration degree from Emory University. He earned his Bachelor of Arts degree from Rhodes College. Prior to joining Templeton, Mr. Howard was the international portfolio manager and analyst with the State of Tennessee Consolidated Retirement System. He has managed the Pacific Fund since joining Templeton in 1993.

Edward B. Jamieson
Senior Vice President
and Portfolio Manager
Franklin Advisers, Inc.

Mr. Jamieson holds a Bachelor of Arts degree from Bucknell University and a Master's degree in accounting and finance from the University of Chicago Graduate School of Business. He has been with Advisers since 1987. He is a member of several securities industry-related committees and associations. He will manage the Small Cap Fund from inception.

Charles B. Johnson
Chairman of the Board, Director
and Portfolio Manager
Franklin Advisers, Inc.

Mr. Johnson holds a Bachelor of Arts degree in economics and political science from Yale University. He has been with Franklin since 1957. Mr. Johnson is a member of several securities industry committees and associations. He has managed the Income Securities Fund since inception.

Gregory E. Johnson
Vice President
and Portfolio Manager
Franklin Advisers, Inc.

Mr. Johnson holds a Bachelor of Science degree in accounting and business administration from Washington and Lee University. He joined Franklin in 1986. Mr. Johnson is a member of several securities industry committees and associations. He has managed the Utility Fund since its inception.

Marc S. Joseph
Vice President and
Portfolio Manager
Templeton Investment Counsel, Inc.

Mr. Joseph holds a Doctor of Jurisprudence degree from Harvard Law School. He earned a Master of Business Administration degree from Harvard Business School and a Bachelor of Science degree in computer science from William and Mary College. Prior to joining Templeton, Mr. Joseph was a vice president with Pacific Financial Research and a management consultant at McKinsey Co. He has managed the International Fund since joining Templeton in 1993.

Suzanne Willoughby Killea
Portfolio Manager
Franklin Advisers, Inc.

Ms. Killea holds a Master of Business Administration degree from Stanford University. She earned her Bachelor of Arts degree in architecture from Princeton University. Prior to joining Franklin, Ms. Killea worked as a summer intern with Dillon Read & Co., Inc. (1990) and Dodge & Cox (1989), and for five years as a broker with the Rubicon Group, a commercial real estate services firm. Ms. Killea joined Franklin in 1991 and has managed the Precious Metals Fund since 1994.

H. Allan Lam
Vice President
Templeton Investment Management
(Singapore) Pte Ltd.

Mr. Lam holds a Bachelors of Arts degree in accounting from Rutgers University. He has had extensive auditing experience with Deloitte Touche & Tohmatsu and KMPG Peat Marwick. He joined Templeton in 1987 and has managed the Developing Markets Fund from inception.


Jack Lemein
Senior Vice President
and Portfolio Manager
Franklin Advisers, Inc.

Mr. Lemein holds a bachelor of science degree in finance from the University of Illinois. Mr. Lemein has been in the securities industry since 1967. He is a member of several securities industry-related committees and associations. Mr. Lemein joined Franklin in 1984 and has managed the Government Fund, the Zero Coupon Funds, and the Adjustable Fund since their inception.

Ian Link
Portfolio Manager
Franklin Advisers, Inc.

Mr. Link is a Chartered Financial Analyst and holds a Bachelor of Arts degree in economics from the University of California at Davis. He is a member of several securities industry-related committees and associations. Mr. Link joined Franklin in 1989, and has managed the Utility Fund since March 1995.

William Lippman
Senior Vice President
and Portfolio Manager
Franklin Advisers, Inc.

Mr. Lippman holds a Master of Business Administration degree from the Graduate School of Business Administration of New York University. He earned his Bachelor of Science degree in business administration from City College New York. Mr. Lippman has been in the securities industry for over 30 years and with Franklin since 1988. He has managed the Intermediate Bond Fund and the Rising Dividend Fund since their inception.

Michael McCarthy
Portfolio Manager
Franklin Advisers, Inc.

Mr. McCarthy holds a Bachelor of Arts degree in history from the University of California at Los Angeles. He has been with Advisers since 1992. He will manage the Small Cap Fund from inception.

Howard McEldowney
President
Franklin Management Inc.
and Portfolio Manager
Franklin Advisers, Inc.

Mr. McEldowney has a Master in Business Administration from Columbia University School of Business and a Bachelor of Arts degree from Harvard University. Mr. McEldowney has been in the industry since 1964 and with Franklin since April 1984.

Margaret McGee
Portfolio Manager
Franklin Advisers, Inc.

Ms. McGee holds a Bachelor of Arts degree from William Paterson College. She has been in the securities industry since 1985 and with Franklin since 1988. Ms. McGee is a member of several securities industry-related committees and associations. She has managed the Rising Dividend Fund and the Intermediate Bond Fund since their inception.

J. Mark Mobius, Ph.D.
Managing Director and Portfolio Manager
Templeton Investment Management
(Singapore) Pte Ltd.

Mr. Mobius holds a Doctor of Philosophy degree in economics and political science from the Massachusetts Institute of Technology. He earned his bachelor's and master's degrees from Boston University. He is a member of several industry-related associations. Mr. Mobius joined the Templeton organization in 1987 and has managed the Developing Markets Fund from inception.

Chris Molumphy
Portfolio Manager
Franklin Advisers, Inc.

Mr. Molumphy is a Chartered Financial Analyst and holds a Master's of Business Administration degree in finance from the University of Chicago. He earned his Bachelor of Arts degree in economics from Stanford University. Mr. Molumphy is a member of several securities industry associations. He joined Franklin in 1988 and has managed the High Income Fund since its inception.

Nicholas Moore
Portfolio Manager
Franklin Advisers, Inc.

Mr. Moore holds a Bachelor of Science degree in business administration, with a focus on accounting and finance, from the School of Business, Menlo College, Menlo Park, California. He has been with Advisers since 1986. He will manage the Small Cap Fund from inception.

Philip H. W. Smith
Portfolio Manager
Franklin Advisers, Inc.

Mr. Smith holds a Doctor of Jurisprudence degree from Yale Law School. He earned his Bachelor of Arts degree from Princeton University. Mr. Smith has been in the securities industry since 1964. He joined Franklin in 1988 and has managed the Intermediate Bond Fund since its inception.

R. Martin Wiskemann
Senior Vice President
and Portfolio Manager
Franklin Advisers, Inc.

Mr. Wiskemann holds a degree in business administration from the Handelsschule of the State of Zurich, Switzerland. He has been in the securities business for more than 30 years, managing mutual fund equity and fixed-income portfolios, and private investment accounts. He is a member of several securities industry associations. He joined Franklin in 1972 and has managed the High Income Fund and the Metals Fund since their inception.

Tom Wu
Vice President and
Portfolio Manager
Templeton Investment Management
(Singapore) Pte Ltd.

Mr. Wu holds a Master of Business Administration degree from the University of Oregon. He earned a Bachelor of Social Science Degree in economics from the University of Hong Kong. Prior to joining Templeton, he was a stockbroker at Vickers da Costa Hong Kong Ltd. He joined Templeton in 1987 and has managed the Developing Markets Fund from inception.


Purchase, Redemption,
and Exchange of Shares



Purchases of Shares

As noted in the Introduction, shares of each Fund are currently sold only to the Variable Accounts of Allianz Life to fund the benefits under its Policies. The Trust does not foresee any disadvantage to purchasers of variable life insurance policies and variable annuity contracts arising out of the fact that the Trust may be made available to Variable Accounts which are used in connection with both types of products. Nevertheless, the Trust's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, one of the Variable Accounts might withdraw its investment in the Trust. This might force the Trust to sell portfolio securities at disadvantageous prices.

The applicable Variable Account of Allianz Life purchases shares of each Fund using premiums allocated to one or more of the Sub-Accounts of each Variable Account, as selected by the Policyholders. All shares are sold at net asset value without a sales charge. Shares are purchased at the net asset value of each respective Fund next determined after Allianz Life receives the premium payment in good order.

All investments in each Fund are credited to each Sub-Account in the form of full and fractional shares of the designated Fund (rounded to the nearest 1/1000 of a share). The Funds do not issue share certificates. Initial and subsequent payments allocated to a specific Fund are subject to the limits applicable in the Policies issued by Allianz Life.

The investment objectives and policies of most of the Funds are similar to those of other Franklin Templeton Funds. Following is a list of the Funds and each such similar fund in the Franklin Templeton Fund:



Franklin Valuemark Funds                                         Franklin Templeton Funds

                                                                 Franklin Investors Securities Trust:
Adjustable U.S. Government Fund                                  - Franklin Adjustable U.S. Government Securities Fund
                                                                 Franklin Investors Securities Trust:
Global Income Fund                                               - Franklin Global Government Income Fund
High Income Fund                                                 AGE High Income Fund, Inc.
                                                                 Franklin Custodian Funds, Inc.:
Income Securities Fund                                           - Income Series
                                                                 Franklin Managed Trust:
Investment Grade Intermediate Bond Fund                          - Franklin Investment Grade Income Fund
Money Market Fund                                                Franklin Money Fund
Precious Metals Fund                                             Franklin Gold Fund
                                                                 Franklin Real Estate Securities Trust:
Real Estate Securities Fund                                      - Franklin Real Estate Securities Fund
                                                                 Franklin Managed Trust:
Rising Dividends Fund                                            - Franklin Rising Dividends Fund
                                                                 Franklin Strategic Series:
Small Cap Fund                                                   - Franklin Small Cap Growth Fund
Templeton Developing Markets Equity Fund                         Templeton Developing Markets Fund, Inc.
                                                                 Templeton Variable Products Series Fund:
Templeton Global Asset Allocation Fund                           - Templeton Asset Allocation Fund
Templeton Global Growth Fund                                     Templeton Growth Fund, Inc.
                                                                 Franklin International Trust:
Templeton International Equity Fund                              - Franklin International Equity Fund
                                                                 Franklin International Trust:
Templeton Pacific Growth Fund                                    - Franklin Pacific Growth Fund
                                                                 Franklin Custodian Funds, Inc.:
U.S. Government Securities Fund                                  U.S. Government Securities Series


Because of differences in portfolio size, the investments held, the timing of purchases of similar investments, cash flows, and additional administrative and insurance costs associated with insurance company separate accounts, the investment performance of the Franklin Valuemark Funds will differ from the performance of the corresponding Franklin Templeton Funds.

Redemptions of Shares

Allianz Life redeems shares of the applicable Fund to make benefit or surrender payments under the terms of its Policies. Redemptions are processed on any day on which the Funds are open for business (each day the New York Stock Exchange is open) and are effected at the Fund's net asset value next determined after the insurance company receives the appropriate order from its Policyholder.

Payment for redeemed shares will be made promptly, but in no event later than seven days after receipt of the redemption order in proper form. However, the right of redemption may be suspended or the date of payment postponed in accordance with the rules under the 1940 Act. Redemptions are taxable events, and the amount received upon redemption of the shares of any of the Funds may be more or less than the amount paid for the shares, depending upon the fluctuations in the market value of the assets constituting the portfolios of that Fund.

Exchanges of Shares

Shares of any one Fund may be exchanged by Allianz Life for shares of any of the other Funds in the Trust, all of which are described in this Prospectus. Exchanges are treated as a redemption of shares of one Fund and a purchase of shares of one or more of the other Funds and are effected at the respective net asset value per share of each Fund on the date of the exchange. If a substantial portion of any Fund's shares should be redeemed within a short period, the Fund might have to liquidate portfolio securities it might otherwise hold and also incur the additional costs related to such transactions.

Neither the Trust nor the Variable Accounts are designed for professional market timing organizations or other entities using programmed and frequent transfers. The Variable Accounts, in coordination with the Trust, reserve the right to temporarily or permanently refuse exchange requests if, in the Managers' judgment, a Fund would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to a Fund and therefore may be refused. Investors should consult the Variable Account prospectus of the specific insurance product that accompanies this Trust prospectus for information on other specific limitations on the transfer privilege.

The Trust reserves the right to modify or discontinue its exchange program at any time upon 60 days' notice to Allianz Life.


Income Dividends and
Capital Gains Distributions



Each Fund, other than the Money Market Fund, will declare and pay to the appropriate Sub-Account of the Variable Account once each year following the close of the calendar year (i) all net investment income (which includes dividends and interest paid on each Fund's investments less expenses incurred in the Fund's operations) and (ii) all net realized short-term and long-term capital gains, if any, earned during the preceding year.

The Money Fund declares a dividend each day the Fund's net asset value is calculated, equal to all of its daily net income, payable to the appropriate Sub-Account of the Variable Account as of the close of business the preceding day. The amount of dividend may fluctuate from day to day and may be omitted on some days, depending on changes in the factors that comprise the Fund's net income.

All distributions, whether from net capital gains or net investment income, will be paid in the form of additional shares of that Fund, acquired at net asset value. Because the value of each Fund's shares is based directly on the amount of its net assets, including any undistributed net income, any distribution of income or capital gains will result in a decrease in the value of that Fund's shares equal to the amount of the distribution. The price of each Fund's shares is quoted ex-dividend on the business day following the record date.


Determination of Net Asset Value



The net asset value per share of each Fund will be determined separately after the close of trading on the New York Stock Exchange (the "Exchange") (generally 4:00 p.m. Eastern time) on each day that the Exchange is open for trading.

Funds - Other Than Money Fund

The net asset value per share for all the Funds, except the Money Fund, is determined in the following manner: the aggregate of all liabilities, including, without limitation, the current market value of any outstanding options written by a Fund, if any, accrued expenses and taxes and any necessary reserves, is deducted from the total gross value of all assets, and the difference is divided by the number of shares of that Fund outstanding at the time. The assets in each Fund's portfolio are valued as described in the SAI.

Money Fund

The net asset value per share of the Money Fund is calculated by adding the value of all portfolio holdings and other assets, deducting its liabilities, and dividing the result by the number of shares outstanding.

The valuation of the Fund's portfolio securities is based upon their amortized cost value, which does not take into account unrealized capital gain or loss. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

Further information is included under "Additional Information Regarding Valuation and Redemption of Shares of the Funds" in the SAI.


Tax Considerations



Each Fund of the Trust is treated as a separate entity for federal income tax purposes. Each Fund intends to qualify or continue to qualify for treatment as a regulated investment company under Subchapter M of the Code. By distributing all of its income, and meeting certain other requirements relating to the sources of its income and diversification of its assets, each fund will not be subject to federal income taxes.

In order to ensure that individuals holding the Policies whose assets are invested in a Fund will not be subject to federal income tax on distributions made by the Fund prior to the receipt of payments under the Policies, each Fund intends to comply with the additional requirements of Section 817(h) of the Code relating to diversification of its assets.

The Funds are not subject to any federal excise tax on undistributed income because their shares are held exclusively by segregated asset accounts of an insurance company in connection with variable contracts.

Foreign securities that meet the definition in the Code of a Passive Foreign Investment Company (a "PFIC") may subject a Fund to an income tax and interest charge with respect to such investments. To the extent possible, the Fund will avoid such treatment by not investing in PFIC securities or by adopting other strategies for any PFIC securities it does purchase.

Foreign exchange gains and losses realized by the Funds in connection with certain transactions involving foreign currencies, foreign currency payables or receivables, foreign currency-denominated debt obligations, foreign currency forward contracts, and options or futures contracts on foreign currencies are subject to special tax rules which may cause such gains and losses to be treated as ordinary income and losses rather than capital gains and losses and may affect the amount and timing of the Funds' income or loss from such transactions and, in turn, its distributions to shareholders.

The Metals Fund's ability to invest in gold bullion will be limited by the requirements for qualification as a regulated investment company. For example, no more than 10% of the Fund's annual gross income may be derived from income from nonqualifying sources, including gain from the disposition of gold bullion or gold derivative instruments.

Holders of Policies under which assets are invested in the Trust should refer to the Prospectus for the Policies for information regarding the tax aspects of ownership of such Policies.


Performance Information



From time to time, the "yield" and "effective yield" of the Money Fund may be advertised. Both yield figures will be based on historical earnings and are not intended to indicate future performance. The "yield" of the Money Fund refers to the income generated by an investment in the Money Fund over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Money Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

From time to time, the current yields and total returns of the other Funds may be published in advertisements and communications to Policyholders. The current yield for each Fund will be calculated by dividing the annualization of the income earned by the Fund during a recent 30-day period by the net asset value per share at the end of such period. Total return information will include the Fund's average annual compounded rate of return over the most recent four calendar quarters and the period from the Fund's inception of operations, based upon the value of the shares acquired through a hypothetical $1,000 investment at the beginning of the specified period and the net asset or redemption value of such shares at the end of the period, assuming reinvestment of all distributions at net asset value. Aggregate and average total return information for each Fund over different periods of time may also be advertised.

A distribution rate for each Fund may also be published in Policyholder communications preceded or accompanied by a copy of the Funds' current Prospectus. The current distribution rate for a Fund will be calculated by dividing the annualization of the total distributions made by that Fund during the most recent preceding fiscal quarter by the net asset value per share at the end of such period. The current distribution rate may differ from current yield because the distribution rate will be for a different period of time and may contain items of capital gain and other items of income, while current yield reflects only earned income. Uniformly computed yield and total return figures for each Fund will also be published along with publication of its distribution rate.

In each case, the yield, distribution rates and total return figures will reflect all recurring charges against that Fund's income, including mortality and expense guarantees and other insurance-related administrative charges (which may be pro-rated as appropriate) for the applicable time period. In addition, yield or total return performance information computed on a different basis may be advertised or presented. Investors should note that the investment results of each Fund will fluctuate over time, and any presentation of a Fund's current yield, distribution rate or total return for any prior period should not be considered as a representation of what an investment may earn or what an investor's yield, distribution rate or total return may be in any future period. Hypothetical performance information may also be prepared for sales literature or advertisements. See "Performance Data" in the Allianz Life prospectus and "Calculation of Performance Data" in the Allianz Life SAI.


General Information



Custody of Assets

Under a custody agreement with the Trust, Bank of America NT & SA serves as the custodian of the Funds' assets. In addition, Chase Manhattan Bank serves as custodian for the Asset Allocation, Developing Markets, Global Growth, Global Income, International, and Pacific Funds.

Distribution Plans

Each Fund's management agreement includes a distribution plan (the "Plan") pursuant to rule 12b-1 under the 1940 Act. However, no payments are to be made by any Fund as a result of the Plan. The Funds do not make any payments other than payments for which the Funds are otherwise obligated to make pursuant to the applicable then effective management agreement or as incurred in the ordinary course of their business. To the extent any of the foregoing are nevertheless deemed indirectly to be payments for the financing of any activity primarily intended to result in the sale of shares issued by the Fund within the context of rule 12b-1, such payments shall be deemed to have been made pursuant to the Plan (sometimes referred to as a "defensive 12b-1 Plan"). In connection with their approval of the applicable management agreements, the Board of Trustees, including a majority of the non-interested trustees, determined that, in the exercise of their reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the implementation of the respective Plans will benefit each Fund and the Policyholders whose premium payments have indirectly been invested in each Fund. For further details of this Plan, see the SAI.

Reports

The Trust's fiscal year ends December 31. Annual Reports containing audited financial statements of the Trust and Semi-Annual Reports containing unaudited financial statements, as well as proxy materials, are sent to Policyholders, annuitants or beneficiaries, as appropriate. Inquiries may be directed to the Trust at the telephone number or address set forth on the cover page of this prospectus.

Transfer Agent

Franklin Templeton Investor Services, Inc., 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, California 94403-7777, also a wholly-owned subsidiary of Franklin Resources, Inc., maintains shareholder records, processes purchases and redemptions of each Fund's shares, and serves as each Fund's dividend-paying agent.

Voting Privileges and Other Rights

The Trust was organized as a Massachusetts business trust under an Agreement and Declaration of Trust which permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest, with a par value of $.01, which may be issued in any number of series. Shares issued by each Fund will be fully paid and nonassessable and will have no preemptive, conversion, or sinking rights.

Shares of each Fund have equal rights as to voting and vote separately (from other Funds in the Trust) as to issues affecting that Fund, or the Trust, unless otherwise permitted by the 1940 Act. Voting privileges are not cumulative, so that the holders of more than 50% of the shares voting in any election of trustees can, if they choose to do so, elect all of the trustees. The Trust does not intend to hold annual shareholders' meetings. The Trust may, however, hold a special shareholders' meeting for such purposes as changing fundamental investment restrictions, approving a new management agreement or any other matters which are required to be acted on by shareholders under the 1940 Act. A meeting may also be called by the trustees, in their discretion, or by shareholders holding at least ten percent of the outstanding shares of any Fund. Shareholders will receive assistance in communicating with other shareholders in connection with the election or removal of trustees, similar to the provisions contained in Section 16(c) of the 1940 Act. For information regarding voting privileges of Policyholders, see Allianz Life Prospectus "Voting Rights."

The Board of Trustees may from time to time issue other series, the assets and liabilities of which will likewise be separate and distinct from any other series.


Appendix



Description of Bond Ratings*

Moody's

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations or protective elements may be of greater amplitude or there may be other elements present which make long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements: their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and, thereby, not well safeguarded during both good and bad times over the future.
Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

S&P

AAA: Bonds rated AAA are highest grade debt obligations. This rating indicates an extremely strong capacity to pay principal and interest.

AA: Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A: Bonds rated A have a strong capacity to pay principal and interest, although they are more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: This rating is reserved for income bonds on which no interest is being paid.

D: Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears.

Note: The S&P ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Description of Commercial Paper Ratings

Moody's. Moody's Commercial Paper ratings, which are also applicable to municipal paper investments permitted to be made by the Trust, are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Superior capacity for repayment.

P-2 (Prime-2): Strong capacity for repayment.

S&P. S&P's ratings are a current assessment of the likelihood of timely payment of debt obligations having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of change in circumstances than obligations carrying the higher designations.

*Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.





FRANKLIN
VALUEMARK
FUNDS


STATEMENT OF
ADDITIONAL INFORMATION
777 Mariners Island Blvd., P.O. Box 7777  NOVEMBER 1, 1995
San Mateo, CA 94403-7777  1-800/342-3863



Franklin Valuemark Funds (the "Trust") is an investment company, organized as a Massachusetts business trust, and consisting of twenty-two separate investment portfolios or funds (the "Fund" or "Funds") each of which has different fund investment objectives. Shares of the Funds are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts owned by their respective policyholders or contractholders. Certain Funds may not be available in connection with a particular policy or contract or in a particular state. Investors should consult the separate account prospectus for the specific insurance product that accompanies the Trust prospectus for information on any applicable restrictions or limitations with respect to a separate account's investments in the Funds.

A Prospectus for the Trust, dated November 1, 1995, as may be amended from time to time, provides the basic information an investor should know before investing in any Fund and may be obtained without charge from the Trust at the address listed above.

This Statement of Additional Information is not a prospectus. It contains information in addition to, and in more detail than set forth in, the Prospectus. This Statement is intended to provide the prospective investor with additional information regarding the activities and operations of the Trust and the Funds and should be read in conjunction with the Prospectus.



                      Contents                   Page

Introduction (See also "Introduction" and
 "General Information" in the Prospectus)........     2

Fund Investment Objectives and Policies
 (See also "Fund Investment Objectives
and Policies" in the Prospectus).................     2

Highlighted Risk Considerations
 (See also "Highlighted Risks
Considerations" in the Prospectus)...............     4

  Foreign Securities.............................     4

  Currency Management Techniques.................     6

  Adjustable Fund -
 Special Considerations..........................     8

  Metals Fund - Special Considerations...........     9

  Zero Coupon Funds -
 Special Considerations..........................    11

Common Investment
 Methods and Risks...............................    12

Illiquid Securities..............................    13

Interest Rate Swaps..............................    13

Inverse Floaters.................................    13

Options and Futures..............................    13

Portfolio Turnover...............................    19

Real Estate Fund.................................    19

Repurchase Transactions..........................    19

When-Issued Securities...........................    20

Fundamental Investment Restrictions..............    20

Officers and Trustees............................    22

Investment Management
 and Other Services (See also
 "Management" in the Prospectus).................    26

Business Managers................................    29

Transfer Agent...................................    29

Custodians.......................................    29

Independent Auditors.............................    29

Research Services................................    29

Policies Regarding Brokers
 Used on Securities Transactions.................    29

Additional Information Regarding
 Valuation and Redemption of
Shares of the Funds
(See also "Purchase, Redemption and
Exchange of Shares" and "Determination
of Net Asset Value" in the Prospectus)...........    31

 Calculation of Net Asset Value..................    31

 Funds Other than Money Fund.....................    31

 Money Market Fund...............................    32

Additional Information...........................    33

 Additional Information Regarding Taxation.......    33

 Miscellaneous Information.......................    34

Financial Statements.............................    35



VMF SAI 11/95






Introduction



Franklin Valuemark Funds (the "Trust") is an open-end management investment company, or mutual fund, organized as a Massachusetts business trust on April 26, 1988 and registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"). Shares of the Trust are currently sold only to the separate accounts (the "Variable Accounts") of Allianz Life Insurance Company of North America and its affiliates ("Allianz Life") to fund the benefits under variable life insurance policies and variable annuity contracts (collectively the "Policies") issued by Allianz Life. The Variable Accounts are divided into sub-accounts (the "Sub-Accounts"), each of which will invest in one of the Funds, as directed within the limitations described in the appropriate Policies, by the owners of the respective Policies issued by Allianz Life (collectively the "Policyholders"). The Trust issues a separate series of shares of beneficial interest for each Fund. Each Fund maintains a totally separate and distinct investment portfolio. Some of the current Funds in the Trust may not be available in connection with a particular Policy or in a particular state. Policyholders should consult the insurance product prospectus accompanying the Trust prospectus which describes the specific Policy or Allianz Life for information on available Funds and any applicable limitations with respect to a separate account's investments in the Funds.


Fund Investment Objectives and Policies



Each Fund has one or more investment objectives and related investment policies and uses various investment techniques to pursue these objectives and policies, all of which are described more completely in the Trust's Prospectus. There can be no assurance that any of the Funds will achieve its investment objective or objectives. Investors should not consider any one Fund alone to be a complete investment program and should evaluate each Fund in relation to their personal financial situation, goals, and tolerance for risk. All of the Funds are subject to the risk of changing economic conditions, as well as the risk related to the ability of the Managers to make changes in the portfolio composition of the Fund in anticipation of changes in economic, business, and financial conditions. As with any security, a risk of loss of all or a portion of the principal amount invested accompanies an investment in the shares of any of the Funds.

SUMMARY OF FUND OBJECTIVES

Fund Seeking Stability of
Principal and Income

Money Market Fund ("Money Fund")1 seeks high current income, consistent with capital preservation and liquidity. The Fund will pursue its objective by investing exclusively in high quality money market instruments. An investment in the Money Market Fund is neither insured nor guaranteed by the U.S. Government. The Fund attempts to maintain a stable net asset value of $1.00 per share, although no assurances can be given that the Fund will be able to do so.

Funds Seeking Current Income

Adjustable U.S. Government Fund ("Adjustable Fund") seeks a high level of current income, consistent with lower volatility of principal, by investing primarily in adjustable rate securities which are issued or guaranteed by the U.S.
government, its agencies or instrumentalities.

Global Income Fund1 seeks a high level of current income, consistent with preservation of capital, with capital appreciation as a secondary consideration, through investing in foreign and domestic debt obligations, including up to 25% in high yield, high risk, lower rated debt obligations (commonly referred to as "junk bonds"), and related currency transactions. Investing in a non-diversified fund of global securities including those of developing markets issuers, involves increased susceptibility to the special risks associated with foreign investing.

High Income Fund2 seeks a high level of current income, with capital appreciation as a secondary objective, by investing in debt obligations and dividend-paying common and preferred stocks. Debt obligations include high yield, high risk, lower rated obligations (commonly referred to as "junk bonds") which involve increased risks related to the creditworthiness of their issuers.

Investment Grade Intermediate Bond Fund ("Intermediate Bond Fund")1 seeks current income, consistent with preservation of capital, primarily through investment in intermediate-term, investment grade corporate obligations and U.S. government securities.

The U.S. Government Securities Fund ("Government Fund") seeks current income and safety of capital by investing exclusively in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities.

Zero Coupon Funds, 1995, 2000, 2005, 2010, seek a high investment return consistent with the preservation of capital, by investing primarily in zero coupon securities. In response to interest rate changes, these securities may experience greater fluctuations in market value than interest-paying securities of similar maturities. The Funds may not be appropriate for short-term investors or those who intend to withdraw money before the maturity date. The Zero Coupon Fund - 1995 will mature December 15, 1995.

Funds Seeking Growth and Income

Growth and Income Fund (formerly the Equity Growth Fund) seeks capital appreciation, with current income return as a secondary objective, by investing primarily in U.S. common stocks, securities convertible into common stocks, preferred stocks, and debt securities.

Income Securities Fund1,2 seeks to maximize income while maintaining prospects for capital appreciation by investing in a diversified portfolio of domestic and foreign, including developing markets, debt obligations and/or equity securities. Debt obligations include high yield, high risk, lower rated obligations (commonly referred to as "junk bonds") which involve increased risks related to the creditworthiness of their issuers.

Real Estate Securities Fund ("Real Estate Fund") seeks capital appreciation, with current income return as a secondary objective, by concentrating its investments in publicly traded securities of U.S. companies in the real estate industry.

Rising Dividends Fund seeks capital appreciation, primarily through investment in the equity securities of companies that have paid consistently rising dividends over the past ten years. Preservation of capital is also an important consideration. The Fund seeks current income incidental to capital appreciation.

Templeton Global Asset Allocation Fund ("Asset Allocation Fund")1 seeks a high level of total return through a flexible policy of investing in equity securities, debt obligations, and money market instruments of issuers in any nation, including developing markets nations. The mix of investments among the three market segments will be adjusted in an attempt to capitalize on the total return potential produced by changing economic conditions throughout the world. Foreign investing involves special risks.

Utility Equity Fund ("Utility Fund")1 seeks both capital appreciation and current income by investing in securities of domestic and foreign, including developing markets, issuers engaged in the public utilities industry.

Funds Seeking Capital Growth

Precious Metals Fund ("Metals Fund")1 seeks capital appreciation, with current income return as a secondary objective, by concentrating its investments in securities of U.S. and foreign companies, including those in developing markets, engaged in mining, processing or dealing in gold and other precious metals.

Small Cap Fund1 seeks long-term capital growth. The Fund seeks to accomplish its objective by investing primarily in equity securities of small capitalization growth companies. The Fund may also invest in foreign securities, including those of developing markets issuers. Because of the Fund's investments in small capitalization companies, an investment in the Fund may involve greater risks and higher volatility and should not be considered a complete investment program.

Templeton Developing Markets Equity Fund ("Developing Markets Fund")1 seeks long-term capital appreciation. The Fund seeks to achieve this objective by investing primarily in equities of issuers in countries having developing markets. The Fund is subject to the heightened foreign securities investment risks that accompany foreign developing markets and an investment in the Fund may be considered speculative.

Templeton Global Growth Fund ("Global Growth Fund")1 seeks long-term capital growth. The Fund hopes to achieve its objective through a flexible policy of investing in stocks and debt obligations of companies and governments of any nation, including developing markets. The realization of income, if any, is only incidental to accomplishment of the Fund's objective of long-term capital growth. Foreign investing involves special risks.

Templeton International Equity Fund ("International Fund")1 seeks long-term growth of capital. Under normal conditions, the International Equity Fund will invest at least 65% of its total assets in an internationally mixed portfolio of foreign equity securities which trade on markets in countries other than the U.S., including developing markets, and are (i) issued by companies domiciled in countries other than the U.S., or (ii) issued by companies that derive at least 50% of either their revenues or pre-tax income from activities outside of the U.S. Foreign investing involves special risks.

Templeton Pacific Growth Fund ("Pacific Fund")1 seeks long-term growth of capital, primarily through investing at least 65% of its total assets in equity securities which trade on markets in the Pacific Rim, including developing markets, and are (i) issued by companies domiciled in the Pacific Rim or (ii) issued by companies that derive at least 50% of either their revenues or pre-tax income from activities in the Pacific Rim. Investing in a portfolio of geographically concentrated foreign securities, including developing markets, involves increased susceptibility to the special risks of foreign investing and an investment in the Fund may be considered speculative.

1The Asset Allocation, Developing Markets, Global Growth, Global Income, Income Securities, Intermediate Bond, International, Money Market, Pacific, Precious Metals, Small Cap, and Utility Equity Funds may invest more than 10% of their total net assets in foreign securities which are subject to special and additional risks related to currency fluctuations, market volatility, and economic, social, and political uncertainty; investing in developing markets involves similar but heightened risks related to the relatively small size and lesser liquidity of these markets. See "Highlighted Risk Considerations, Foreign Transactions."

2The High Income and Income Securities Funds may invest up to 100% of their respective net assets in debt obligations rated below investment grade, commonly known as "junk bonds," or in obligations which have not been rated by any rating agency. Investments rated below investment grade involve greater risks, including price volatility and risk of default than investments in higher rated obligations. Investors should carefully consider the risks associated with an investment in these Funds in light of the securities in which they invest. See "Highlighted Risk Considerations, Lower Rated Debt Obligations."


Highlighted Risk Considerations



As described more fully in the individual Fund sections in the Trust prospectus and as supplemented below, an investment in certain of the Funds involves special additional risks as a result of their ability to invest a substantial portion of their assets in high yield, high risk, lower rated debt obligations, foreign investments including those of "developing market" issuers located in emerging nations as defined by the World Bank, specialized industry sectors, or derivative instruments. These and other types of investments and investment techniques authorized for more than one Fund, as stated in the individual Fund descriptions in the Prospectus, are described in greater detail, including the risks of each and any limitations, in the Trust Prospectus, this section, and "Common Investment Methods and Risks."

All policies and percentage limitations are considered at the time of purchase. Each of the Funds will not necessarily use the strategies described to the full extent permitted unless the Managers believe that doing so will help a Fund reach its objectives, and not all instruments or strategies will be used at all times.

Foreign Securities

Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks associated with investing in U.S. issuers. There is generally less government supervision and regulation of securities exchanges, brokers, dealers and listed companies than in the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

With respect to American Depositary Receipts ("ADRs") a Fund may purchase the securities of foreign issuers directly in foreign markets if no ADRs are available or the Managers believe these securities offer better opportunities than the ADRs, with reasonable liquidity.

Even though the Funds authorized to invest in foreign securities intend to acquire the securities of foreign issuers generally where there are public trading markets, investments by a Fund in the securities of foreign issuers may tend to increase the risks with respect to the liquidity of that Fund's portfolio and that Fund's ability to meet large redemption requests should there be economic or political turmoil in a country in which the Fund has a substantial portion of its assets invested or should relations between the U.S. and foreign countries deteriorate markedly. Changes of governmental administrations or of economic or monetary policies, in the U.S. or abroad, or changed circumstances in dealings between nations could result in investment losses for a Fund and could affect adversely that Fund's operations. A Fund's purchase of securities in foreign countries will involve currencies of the U.S. and of foreign countries; consequently, changes in exchange rates, currency, convertibility and repatriation may favorably or adversely affect each Fund.

Securities which are acquired by a Fund outside the U.S. and which are publicly traded in the U.S. or on a foreign securities exchange or in a foreign securities market are not considered by the Fund to be illiquid assets so long as the Fund acquires and holds the securities with the intention of reselling the securities in the foreign trading market, the Fund reasonably believes it can readily dispose of the securities for cash in the U.S. or foreign market and current market quotations are readily available. Investments may be in securities of foreign issuers, whether located in developed or undeveloped countries.

Investments in foreign securities where delivery takes place outside the U.S. will have to be made in compliance with any applicable U.S. and foreign currency restrictions and tax laws (including laws imposing withholding taxes on any dividend or interest income) and laws limiting the amount and types of foreign investments. Changes of governmental administrations or of economic or monetary policies, in the U.S. or abroad, or changed circumstances in dealings between nations or currency convertibility or exchange rates could result in investment losses for a Fund. Investments in foreign securities may also subject a Fund to losses due to nationalization, expropriation, holding and transferring assets through foreign subcustodians, depositories and broker dealers, or differing accounting practices and treatment.

Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. The Fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its net asset value. Moreover, investors should recognize that foreign securities are often traded with less frequency and volume and, therefore, may have greater price volatility, than is the case with many U.S. securities. Notwithstanding the fact that the Funds permitted to invest in foreign securities generally intend to acquire the securities of foreign issuers where there are public trading markets, investments by each Fund in the securities of foreign issuers may tend to increase the risks with respect to the liquidity of a Fund's portfolio and a Fund's ability to meet a large number of shareholder redemption requests should there be economic or political turmoil in a country in which a Fund has a substantial portion of its assets invested or should relations between the U.S. and foreign countries deteriorate markedly. Furthermore, the reporting and disclosure requirements applicable to foreign issuers may differ from those applicable to domestic issuers, and there may be difficulties in obtaining or enforcing judgments against foreign issuers.

A Fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Some countries in which a Fund may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which a Fund's portfolio securities are denominated may have a detrimental impact on the Fund. The Managers endeavor to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where from time to time they place a Fund's investments. The exercise of this policy may include decisions to purchase securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not.
No assurance can be given that profits, if any, will exceed losses.

Developing Markets. Certain Funds may invest in the obligations of governments, government agencies and corporations of developing countries. As many developing countries restructure their existing bank debt and economic conditions improve, these obligations have become available and may offer the Funds the potential for current U.S. dollar income. Such instruments are not traded on any exchange. However, the Managers believe there may be a market for such securities either in multinational companies wishing to purchase such assets at a discount for further investment or from the issuing governments which may decide to redeem their obligations at a discount.

Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries.

In addition, many countries in which the Fund may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing countries may differ favorably or unfavorably from the United States economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position.

Despite the recent dissolution of the Soviet Union, the Communist Party may continue to exercise a significant role in certain Eastern European countries. To the extent of the Communist Party's influence, investments in such countries will involve risks of nationalization, expropriation and confiscatory taxation. The communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of such expropriation, the Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in Eastern European countries. Finally, even though certain Eastern European Currencies may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to Fund investors.

Certain Eastern European countries, which do not have market economies, are characterized by an absence of developed legal structures governing private and foreign investments and private property. Certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment of foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals.

Authoritarian governments in certain Eastern European countries may require that a governmental or quasi-governmental authority act as custodian of the Fund's assets invested in such country. To the extent such governmental or quasi-governmental authorities do not satisfy the requirements of the 1940 Act to act as foreign custodians of the Fund's cash and securities, the Fund's investment in such countries may be limited or may be required to be effected through intermediaries. The risk of loss through governmental confiscation may be in-creased in such countries.

The Funds endeavor to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread on currency exchange (to cover service charges) may be incurred, particularly when a Fund changes investment from one country to another or when proceeds of the sale of Shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent a Fund from transferring cash out of the country or withhold portions of interest and dividends at the source, or impose other taxes with respect to a Fund's investments in securities of issuers of that country. Although the Managers place a Fund's investments only in foreign nations which they consider as having relatively stable and friendly governments, there is the possibility of cessation of trading on national exchanges, expropriation, nationalization, confiscatory or other taxation, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in those nations.

Currency Management Techniques

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward contract") involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A forward contract may be for a single price or for a range of prices. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers or between broker-dealers and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Some forward contracts, however, have a cancellation fee which a Fund must pay upon cancellation if such Fund determines that cancelling the contract is more favorable to the Fund than completing the contract.

To complete or close a forward contract, a Fund may either accept or make delivery of the currency specified in the contract at maturity, or enter into a closing purchase transaction on or before the maturity date, which involves the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

A Fund may enter into forward contracts in several circumstances. For example, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividends or interest payments on such a security which it holds, the Fund may desire to "lock in" the dollar price of the security or the dollar equivalent of such dividend or interest payment, as the case may be. In addition, when a Manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency.

A Fund may construct an investment position by combining a debt security denominated in one currency with a forward contract calling for the exchange of that currency for another currency. The investment position is not itself a security but is a combined position (i.e., a debt security coupled with a forward contract) that is intended to be similar in overall performance to a debt security denominated in the currency purchased.

For example, an Italian lira-denominated position could be constructed by purchasing a German mark-denominated debt security and simultaneously entering into a forward contract to exchange an equal amount of marks for lira at a future date and at a specified exchange rate. With such a transaction, the Fund may be able to receive a return that is substantially similar, from a yield and currency perspective, to a direct investment in lira debt securities (which are relatively limited in size and number), while also obtaining the benefits of liquidity available from German mark-denominated debt securities, which currently have a lower yield. The Fund may experience slightly different results from its use of such combined investment positions as compared to its purchase of a debt security denominated in the particular currency subject to the forward contract. Such difference may be enhanced or offset by premiums which may be available in connection with the forward contract.

While a Fund may enter into forward contracts to reduce currency exchange rate risks, changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transaction. Moreover, there may be an imperfect correlation between the Fund's holding of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent a Fund from achieving the intended hedge or expose the Fund to the risk of foreign exchange loss.

Certain provisions of the Internal Revenue Code of 1986, as amended (the "Code"), may limit the extent to which a Fund may enter into forward contracts. Such transactions may also affect the character and timing of income, gain or loss recognized by the Fund for U.S. federal income tax purposes.

Certain Funds may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency, if the Managers determine that there is a pattern of correlation between the two currencies. A Fund may also purchase and sell forward contracts for non-hedging purposes when the Managers anticipate that the foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio.

The Fund's custodian will place cash or liquid high grade debt securities (i.e., securities rated in one of the top three ratings categories by Moody's Investors Service ("Moody's") or Standard & Poor's Corporation ("S&P") or, if unrated, deemed by the Manager to be of comparable credit quality, into a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of forward contracts requiring the Fund to purchase foreign currencies. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts. The segregated account will be marked-to-market on a daily basis. Although forward contracts are not presently regulated by the Commodity Futures Trading Commission (the "CFTC"), the CFTC may in the future assert authority to regulate these contracts. In such event, a Fund's ability to utilize forward contracts may be restricted.

A Fund generally will not enter into a forward contract with a term greater than one year.

Although a Fund may enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while a Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between a Fund's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may cause a Fund to sustain losses which will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss. The Funds may, but are not required, to hedge currency risks.

ADJUSTABLE FUND -
SPECIAL CONSIDERATIONS

Mortgage Securities

A mortgage security is an interest in a pool of mortgage loans. Most mortgage securities are pass-through securities, which means that they provide investors with payments consisting of both principal and interest as mortgages in the underlying mortgage pool are paid off by the borrower. The dominant issuers or guarantors of mortgage securities today are the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC"). GNMA creates mortgage securities from pools of government-guaranteed or insured (Federal Housing Authority or Veterans Administration) mortgages originated by mortgage bankers, commercial banks, and savings and loan associations. FNMA and FHLMC issue mortgage securities from pools of conventional and federally insured and/or guaranteed residential mortgages obtained from various entities, including savings and loan associations, savings banks, commercial banks, credit unions, and mortgage bankers.

Many of the mortgage securities either issued or guaranteed by GNMA, FHLMC, or FNMA ("Certificates") are called pass-through Certificates because a pro rata share of both regular interest and principal payments (less GNMA's, FHLMC's, or FNMA's fees and any applicable loan servicing fees), as well as unscheduled early prepayments on the underlying mortgage pool are passed through monthly to the holder of the Certificate (i.e., the Adjustable Fund). The principal and interest on GNMA securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. government. FNMA guarantees full and timely payment of all interest and principal, while FHLMC guarantees timely payment of interest and ultimate collection of principal. Mortgage securities from FNMA and FHLMC are not backed by the full faith and credit of the U.S. government; however, their close relationship with the U.S. government makes them high quality securities with minimal credit risks. The yields provided by these mortgage securities have historically exceeded the yields on other types of U.S. government securities with comparable maturities. Unpredictable prepayments of principal, however, can greatly change realized yields. In a period of declining interest rates it is more likely that mortgages contained in GNMA pools will be prepaid thus reducing the effective yield. (See "Common Investment Methods and Risks" in the Prospectus.)

The originators of mortgages also may make mortgage loans that carry an adjustable rate of interest as well as the older, more traditional fixed-rate loans. These adjustable rate mortgages ("ARMs") have become an increasingly important form of residential financing. Generally, ARMs are mortgages originated by thrift institutions that have a specified maturity date and which amortize principal much in the fashion of a fixed-rate mortgage. As a result, in periods of declining interest rates there is a reasonable likelihood that ARMs will behave like fixed-rate mortgages in that current levels of prepayments of principal on the underlying mortgages could accelerate. However, one difference between ARMs and fixed-rate mortgages is that, for certain types of ARM securities, the rate of amortization of principal, as well as interest payments, can and does change in accordance with movements in a particular, pre-specified, published interest rate index. The amount of interest due to an ARM security holder is calculated by adding a specified additional amount, the "margin," to the index, subject to limitations or "caps" on the maximum and minimum interest that is charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period. It is these special characteristics which are unique to ARMs that the Fund's Manager believes make them attractive investments in seeking to accomplish the Fund's objective.

Characteristics of the Mortgage Securities in Which the Adjustable Fund Invests

Collateralized Mortgage Obligations ("CMOs"). As stated in the Prospectus, the Fund may also invest in CMOs. CMOs purchased by the Fund may be:

(1) collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government;

(2) collateralized by pools of mortgages in which payment of principal and interest are guaranteed by the issuer and the guarantee is collateralized by U.S. government securities; or

(3) securities in which the proceeds of the issuance are invested in mortgage securities and payment of the principal and interest are supported by the credit of an agency or instrumentality of the U.S. government.

The Fund may also purchase mortgage securities issued by persons that are not excluded from the definition of investment company under Section 3(c)(5)(C) of the 1940 Act.

Resets. As stated in the Prospectus, the interest rates paid on the ARMs and CMOs in which the Fund invests generally are readjusted at intervals of one year or less to an increment over some predetermined interest rate index. Commonly utilized indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one year London Interbank Offered Rate ("LIBOR"), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile.

Metals Fund - Special Considerations

Concentration of Investments. As a fundamental policy, the Metals Fund intends to concentrate its investments in securities of issuers engaged in mining, processing or dealing in gold and other precious metals, such as silver, platinum and palladium. Such investments may include securities of gold mining finance companies, as well as operating companies with long-life mines, medium-life mines or short-life mines. Accordingly, the Metals Fund will have at least 65% of the value of its assets invested in such securities, except for temporary periods when unusual and adverse economic conditions exist in that industry, and it may invest up to 100% of the value of its assets in such securities.

There are risks inherent in this Fund's policies of investing in securities engaged in mining, processing or dealing in gold and other precious metals and in gold bullion. In addition to the general considerations described above, such investments may involve the following special considerations:

1. Fluctuations in the Price of Gold. The price of gold has been subject to substantial upward and downward price movements over short periods of time and may be affected by unpredictable international monetary and political policies, such as currency devaluations or revaluations, economic conditions within an individual country, trade imbalances, trade or currency restrictions between countries and world inflation and interest rates. The price of gold, in turn, is likely to affect the market prices of securities of companies mining, processing or dealing in gold and, accordingly, the value of the Fund's investments in such securities also may be affected.

2. Foreign Securities. As a result of the concentration of investments in gold and precious metal-related issuers, a substantial portion of the Metals Fund's assets will be in securities issued by companies domiciled and operating outside the U.S. or in securities issued by foreign governments. Although the Metals Fund is not obligated to do so, the Fund presently expects that under normal conditions more than 50% of the value of its assets may be invested in foreign securities. At any particular time, a substantial portion of the Fund's assets may be invested in companies domiciled or operating in very few foreign countries. In the opinion of the Fund's Manager, current regulations do not limit seriously the Fund's investment activities, if regulations were changed in the future, however, they might restrict the ability of the Fund to make its investments or tend to impair the liquidity of the Fund's investments.

3. Potential Effect of Concentration of Source of Supply and Control Sales. At the current time there are only four major sources of supply of primary gold production, and the market share of each source cannot be readily ascertained. The two largest national producers of gold bullion and platinum are the Republic of South Africa and the Commonwealth of Independent States (formerly, the Union of Soviet Socialist Republics). Changes in political and economic conditions affecting either country may have a direct impact on that country's sales of gold. Under South African law, the only authorized sales agent for gold produced in South Africa is the Reserve Bank of South Africa which, through its retention policies, controls the time and place of any sale of South African bullion. The South African Ministry of Mines determines gold mining policy. South Africa depends predominantly on gold sales for the foreign exchange necessary to finance its imports, and its sales policy is necessarily subject to national and international economic and political developments.

4. Tax and Currency Laws. Changes in the tax or currency laws of the U.S., and of foreign countries, may inhibit the Fund's ability to pursue, or may increase the cost of pursuing, its investment programs.

5. Unpredictable Monetary Policies, Economic and Political Conditions. The Fund's assets might be less liquid or the change in the value of its assets might be more volatile (and less related to general price movements in the U.S. markets) than would be the case with investments in the securities of larger U.S. companies, particularly because the price of gold and other precious metals may be affected by unpredictable international monetary policies and economic and political considerations, governmental controls, conditions of scarcity, surplus or speculation. In addition, the use of gold or Special Drawing Rights (which are also used by members of the International Monetary Fund for international settlements) to settle net deficits and surpluses in trade and capital movements between nations subjects the supply and demand, and therefore the price, of gold to a variety of economic factors which normally would not affect other types of commodities.

6. Gold Bullion. As a means of seeking its principal objective of capital appreciation and when it is believed to be appropriate as a possible hedge against inflation, the Metals Fund may invest a portion of its assets in gold bullion and may hold a portion of its cash in foreign currency in the form of gold coins. There is, of course, no assurance that such investments will provide capital appreciation as a hedge against inflation. The Fund's ability to invest in gold bullion will be limited to a maximum of 10% of its total assets, although the extent to which the Fund may make such investments may be further restricted by the requirements which the Fund must meet in order to qualify as a regulated investment company under the Code, as well as the diversification requirements of the 1940 Act applicable to investment companies and the provisions of the Code applicable to variable annuity policies.

The Metals Fund's assets will be invested in gold bullion at such times as the prospects of such investments are, in the opinion of its Manager, attractive in relation to other possible investments. The basic trading unit for gold bullion is a gold bar weighing approximately 400 troy ounces with a purity of at least 995/1000, although gold bullion is also sold in much smaller units. Gold bars and wafers are usually numbered and bear an indication of purity by the stamp or assay mark of the refinery or assay office which certifies the bar's purity. Bars of gold bullion historically have traded primarily in the London and Zurich gold markets and, in terms of volume, such gold markets have been the major markets for trading in gold bullion. Prices in the Zurich gold market generally correspond to the prices in the London gold market. Since the ownership of gold bullion became legal in the U.S. on December 31, 1974, U.S. markets for trading gold bullion have developed. It is anticipated that transactions in gold will generally be made in such U.S. markets, although such transactions may be made in foreign markets when it is deemed to be in the best interest of the Fund. Transactions in gold bullion by the Fund are negotiated with principal bullion dealers unless, in the Manager's opinion, more favorable prices (including the costs and expenses described below) are otherwise obtainable. Prices at which gold bullion is purchased or sold include dealer mark-ups or mark-downs, insurance expenses, assay charges and shipping costs for delivery to our custodian. Such costs and expenses may be a greater or lesser percentage of the price from time to time, depending on whether the price of gold bullion decreases or increases. Since gold bullion does not generate any investment income, the only source of return to the Metals Fund on such an investment will be from any gains realized upon its sales, and a negative return will be realized, of course, to the extent the Fund sells its gold bullion at a loss.

7. New and Developing Markets for Private Gold Ownership. Between 1933 and December 31, 1974, a market did not exist in the U.S. in which gold bullion could be purchased by individuals for investment purposes. Since it became legal to invest in gold, markets have developed in the U.S. Any large purchases or sales of gold bullion could have an effect on the price of gold bullion. From time to time, several Central Banks have been sellers of gold bullion from their reserves. Sales by central banks and/or rumors of such sales may have a negative effect on gold prices.

8. Expertise of the Manager and Available Information. The successful management of the Fund may be more dependent upon the skills and expertise of its Manager than is the case for most funds because of the need to evaluate the factors identified above. Moreover, in some countries, disclosures concerning an issuer's financial condition and results and other matters may be subject to less stringent regulatory provisions, or may be presented on a less uniform basis, than is the case for issuers subject to U.S. securities laws. Issuers and securities exchanges in some countries also may be subject to less stringent government regulations than is the case for U.S. companies.

Zero Coupon Funds - Special Considerations

As stated in the Prospectus, each of the Zero Coupon Funds will be primarily invested in Stripped Government Securities. These include zero coupon securities issued by the U.S. government and its agencies and instrumentalities, by a variety of tax-exempt issuers such as state and local governments and their agencies and instrumentalities and by "mixed-ownership government corporations." Zero coupon securities usually trade at a deep discount from their face or par value and are subject to greater market value fluctuations from changing interest rates than debt obligation of comparable maturities which make current distributions of interest (cash). As a result, the net asset value of shares of a Fund prior to its Target Date may fluctuate over a greater range than shares of other mutual funds investing in U.S. Treasury securities making current distributions of interest and having similar maturities. The current net asset value of a Fund generally will vary inversely with changes in current interest rates.

The Zero Coupon Fund's zero coupon securities investments will include: Stripped Treasury Securities, Stripped Government Securities, Stripped Corporate Securities and Stripped Eurodollar Obligations, as defined in the Prospectus. A holder will separate the interest coupons from the underlying principal (the "corpus") of the security. A number of securities firms and banks have stripped the interest coupons and resold them in custodial receipt programs with a number of different names, including, in the case of stripped Treasury securities, "Treasury Income Growth Receipts"("TIGRS") and Certificate of Accrual on Treasuries ("CATS"). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsel to the underwriters of these certificates or other evidences of ownership of the U.S. Treasury securities have stated that for federal tax and securities purposes, in their opinion, purchasers of such certificates, such as the Funds, most likely will be deemed the beneficial holders of the underlying U.S. government securities.

The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, a Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities. When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself. Other facilities are available to facilitate the transfer of ownership of non-Treasury zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on such securities through a book-entry record-keeping system.

Under normal circumstances, each Zero Coupon Fund will invest at least 65% of its net assets in stripped securities. For short-term or emergency purchases, the Zero Coupon Funds may purchase interest-paying U.S. government securities and other money market instruments. The Zero Coupon Funds may enter into repurchase agreements with respect to securities in which the Zero Coupon Funds invest. These interest-paying securities produce income which may be an efficient way to provide for expenses and redemptions to make benefit or surrender payments, among other things.

Management of Reinvestment Risk and Anticipated Growth - The Zero Coupon Funds seek to minimize unknown reinvestment risk. Reinvestment risk arises from the uncertainty as to the total return which will be realized from conventional interest-paying bonds due to the fact that periodic interest (cash) will be reinvested in the future at interest rates unknown at the time of the original purchase. With zero coupon securities, however, there are no cash distributions to reinvest, so owners thereof bear no unknown reinvestment risk if they hold a zero coupon security to maturity.

For a person who makes a direct investment in a zero coupon security (rather than through a fund which invests in such instruments) and holds it to maturity, the return or yield to maturity is certain regardless of whether interim reinvestment rates rise or fall. (See table below).


                                     Total Ending Value on a $1,000 Investment
Coupon                Initial Yield  (Realized Yield) if Reinvestment Rates are:
Interest   Maturity   to Maturity     6%       8%       10%    12%     14%
10%        10 Years      10%         $2345    $2490    $2655  $2841    $3052
                                     (8.7%)   (9.3%)    (10%)(10.7%)  (11.5%)
 0%        10 Years      10%         $2655    $2655    $2655  $2655    $2655
                                     (10%)    (10%)     (10%) (10%)    (10%)


*These results assume semi-annual compounding. For illustration purposes only, the table above assumes these reinvestment rates would remain constant over the life of the bond. The actual reinvestment rates and total returns of coupon-paying bonds will vary with changing market conditions.

Due to the nature of Stripped Government Securities, which may comprise 80% or more of the investments of each Zero Coupon Fund, the reinvestment risk accompanying these Funds is expected to be less than would be the case if these Funds were entirely invested in interest (cash)-paying securities. Furthermore, the Fund's Manager will attempt to manage reinvestment risk by maintaining each Fund's average duration within twelve months of a Fund's Target Date.

Duration is a measure of the length of an investment which takes into account, through present value analysis, the timing and amount of any interest payments as well as the amount of the principal repayment. Duration is commonly used by professional Managers to help control reinvestment risk by balancing investments with slightly longer and shorter maturities than the investment horizon of the overall portfolio.

The investment return of a Zero Coupon Fund, if the investment is held to maturity, will consist primarily of the amortization of discount on the underlying securities owned by such Fund (i.e., the difference between their purchase price and their maturity value) and will be realized on the specified Target Date. Changes in the market value of the Fund's securities will affect investment return should investors redeem prior to maturity, as can the skill of the Manager in managing the Fund.

Liquidation and Distribution of Assets in Target Year - As securities in a Zero Coupon Fund's portfolio mature or are sold throughout the Target Year, the proceeds will be invested in Money Market Instruments. By December of that year, substantially all of the assets of the Fund will consist of such Money Market Instruments and other then-maturing securities. These instruments will be sold or allowed to mature, the liabilities of the Fund will be discharged or provision made therefor, and the net assets will be reinvested at the direction of Policyholders in one of the other Funds of the Trust or automatically reinvested as stated in the Prospectus. The estimated expenses of terminating and liquidating a Fund will be accrued ratably over its Target Year. These expenses, which are charged to income as are all expenses, are not expected to exceed significantly the ordinary annual expenses incurred by the Fund and, therefore, should have no significant additional effect on the maturity value of the Fund.


Common Investment Methods and Risks



Certain types of investments and investment techniques authorized for more than one fund, as stated in the descriptions of the individual Funds in the Prospectus, are described below and in the Prospectus. ALL POLICIES AND PERCENTAGE LIMITATIONS ARE CONSIDERED AT THE TIME OF PURCHASE. Each of the Funds will not necessarily use the strategies described to the full extent permitted unless the Managers believe that doing so will help a Fund reach its objectives, and not all instruments or strategies will be used at all times.

Illiquid Securities

The Funds reserve the right to invest up to 10% of their net assets in illiquid securities. It is the current policy of the International Fund and the Pacific Fund, however (which may be changed without the approval of the Funds' shareholders), to limit any such investments to 5% of each Fund's net assets. Generally an "illiquid security" is any security that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which the Fund has valued the instrument. Subject to this limitation, the Board of Trustees has authorized each Fund to invest in restricted securities where such investment is consistent with the Fund's investment objective and has authorized such securities to be considered to be liquid to the extent the Fund's Manager determines that there is a liquid institutional or other market for such securities - for example, restricted securities which may be freely transferred among qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended, and for which a liquid institutional market has developed. The Board of Trustees will review any determination by the Fund's advisers to treat a restricted security as liquid on a monthly basis, including the advisers' assessment of current trading activity and the availability of reliable price information. In determining whether a restricted security is properly considered a liquid security, the Funds' advisers and the Board of Trustees will take into account the following factors: (i) the frequency of trades and quotes for the security; (ii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers,
(iii) dealer undertakings to make a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). To the extent a Fund invests in restricted securities that are deemed liquid, the general level of illiquidity in the applicable Fund may be increased if qualified institutional buyers become uninterested in purchasing these securities or the market for these securities contracts.

Interest Rate Swaps

Certain of the Funds may also participate in interest rate swaps. An interest rate swap is the transfer between two counterparties of interest rate obligations, one of which has an interest rate fixed to maturity while the other has an interest rate that changes in accordance with changes in a designated benchmark (e.g., LIBOR, prime, commercial paper, or other benchmarks). The obligations to make repayment of principal on the underlying securities are not exchanged. Such transactions generally require the participation of an intermediary, frequently a bank. The entity holding the fixed-rate obligation will transfer the obligation to the intermediary, and such entity will then be obligated to pay to the intermediary a floating rate of interest, generally including a fractional percentage as a commission for the intermediary. The intermediary also makes arrangements with a second entity which has a floating-rate obligation which substantially mirrors the obligation desired by the first party. In return for assuming a fixed obligation, the second entity will pay the intermediary all sums that the intermediary pays on behalf of the first entity, plus an arrangement fee and other agreed upon fees. Interest rate swaps are generally entered into to permit the party seeking a floating rate obligation the opportunity to acquire such obligation at a lower rate than is directly available in the credit market, while permitting the party desiring a fixed-rate obligation the opportunity to acquire such a fixed-rate obligation, also frequently at a price lower than is available in the capital markets. The success of such a transaction depends in large part on the availability of fixed-rate obligations at a low enough coupon rate to cover the cost involved.

Inverse Floaters

These are instruments with floating or variable interest rates that move in the opposite direction, usually at an accelerated speed, to short-term interest rates or interest rate indices. As with other mortgage-backed securities, interest rate declines may result in accelerated prepayment of mortgages and the proceeds from such prepayment must be reinvested at lower prevailing interest rates. During periods of extreme fluctuations in interest rates, the resulting fluctuation could affect the net asset value of the Fund in proportion to the Fund's investment in inverse floaters. An accelerated decline in interest rates creates a higher degree of volatility and risk.

Options and Futures

Options. As a means of seeking to increase overall return, certain Funds, as described in the Trust's Prospectus, may write covered put and call options, as well as purchase put and call options.

When a Fund writes a call option on one of its portfolio securities and the underlying securities do not reach a price level which would make the exercise of the option profitable to the holder of the option, the option will generally expire without being exercised. However, if the underlying securities rise in price and the option is exercised, the Fund will not participate in any increase in the price of the underlying securities beyond the exercise price of the option.

It will generally be a Fund's policy, in order to avoid the exercise of a call or put option written by it, to cancel its obligations under the call or put option by entering into a "closing purchase transaction," if available, unless it is determined to be in the Fund's interest to deliver the underlying securities from its portfolio. A closing purchase transaction consists of a Fund purchasing an option having the same terms as the option written by that Fund and has the effect of cancelling that Fund's positions as an options writer. An option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing sale transactions in particular options held by a Fund, with the result that the Fund would have to exercise the options in order to realize any profit. The premium which a Fund will pay in executing a closing purchase transaction may be higher or lower than the premium it received when writing the option, depending in large part upon the relative price of the underlying security at the time of each transaction. If a Fund is unable to effect a closing purchase transaction with respect to options it has written in a secondary market, it will not be able to sell the underlying security or other asset covering the option until the option expires or it delivers the underlying security or asset upon exercise.

In the event that it is determined that it is in a Fund's interest to sell the underlying portfolio securities on which it has written a covered call option in order to minimize a loss in the underlying security, the policies of each Fund that engages in option writing authorize its Manager to determine, on the basis of its opinion of market conditions, whether to cancel the obligation on such option by entering into a closing purchase transaction or to sell such underlying security and leave the call option uncovered until it is deemed advisable to repurchase the underlying security to cover the option or until the option written by the Fund expires.

A Fund may write options in connection with buy-and-write transactions; that is, such Fund may purchase a security and then write a call option against that security. The exercise price of the call will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option, plus the appreciation in the market price of the underlying security up to the exercise price, will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price for the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, a Fund may elect to close the position or wait for the option to be exercised and take delivery of the security at the exercise price. The Fund's return will be the premium received from the put option, minus the amount by which the market price of the security is below the exercise price. Out-of-the-money, at-the-money, and in-the-money put options may be used by such Fund in the same market environments that call options are used in equivalent buy-and-write transactions.

A Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, such Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option, plus transaction costs.

A Fund may purchase call options to hedge against an increase in the price of U.S. or foreign government securities that such Fund anticipates purchasing in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option. Unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

Options on securities may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. The Fund, when it is the purchaser of an option, is at risk only to the full extent of the premium it has paid for the option. The Fund, when it is the writer of an option, is at risk for the difference between the price at which the option is exercisable and the market price of the underlying security, minus the amount of the premium received.

Options on securities traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements. Over-the-counter options and the assets used to cover such options will be considered illiquid securities and will not, together with any other illiquid securities, exceed 10% of a Fund's net assets.

The risks of transactions in options on foreign exchanges are similar to the risks of investing in foreign securities. In addition, a foreign exchange may impose different exercise and settlement terms and procedures and margin requirements than a U.S. exchange.

Options on Foreign Currencies. A Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter) for hedging purposes to protect against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities or other assets to be acquired. As in the case of other kinds of options, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Fund's position, such Fund may forfeit the entire amount of the premium, plus related transaction costs.

Special Risks Associated With Options. An exchange traded options position may be closed out only on an options exchange which provides a secondary market for an option of the same series. Although a Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of put options. If a Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying currency (or security denominated in that currency) until the option expires or it delivers the underlying currency upon exercise.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

A Fund may purchase and write over-the-counter options to the extent consistent with its limitation on investments in restricted securities, as described in the Prospectus. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close-out options purchased or written by a Fund.

The amount of the premiums which a Fund may pay or receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option purchasing and writing activities.

Futures Contracts. Certain of the Funds may enter into contracts for the purchase or sale for future delivery of debt securities or currency ("futures contracts"), or may purchase and sell financial futures contracts. As long as required by regulatory authorities, a Fund will limit its use of futures contracts to hedging transactions in order to avoid being a commodity pool. A "sale" of a futures contract means the acquisition and assumption of a contractual right and obligation to deliver the securities or currency called for by the contract at a specified price on a specified settlement date. A "purchase" of a futures contract means the acquisition and assumption of a contractual right and obligation to acquire the securities or currency called for by the contract at a specified price on a specified date. U.S. futures contracts have been designed by exchanges which have been designated "contract markets" by the CFTC and must be executed through a futures commission merchant or brokerage firm, which is a member of the relevant contract market. Existing contract markets for futures contracts on debt securities include the Chicago Board of Trade, the New York Cotton Exchange, the Mid-America Commodity Exchange (the "MCE"), and International Money Market of the Chicago Mercantile Exchange (the "IMM"). Existing contract markets for futures contracts on currency include the MCE, the IMM and the London International Financial Futures Exchange. Futures contracts trade on these markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. A fund may enter into futures contracts which are based on foreign currencies, interest rates, or on debt securities that are backed by the full faith and credit of the U.S. government, such as long-term U.S. Treasury bonds, Treasury notes, Government National Mortgage Association modified pass-through mortgage-backed securities, and three-month U.S. Treasury bills. A Fund may also enter into futures contracts which are based on corporate securities and non-U.S. government debt securities, but such futures contracts are not currently available.

At the time a futures contract is purchased or sold, the Fund must deposit cash or securities in a segregated account ("initial deposit") with the Fund's custodian. It is expected that the initial deposit would be approximately 1% to 5% of a contract's face value. Thereafter, the futures contract is valued daily and the payment of "variation margin" may be required since each day the Fund would pay or receive cash that reflects any decline or increase in the contract's value.

At the time of delivery of securities on the settlement date of a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

Although futures contracts by their terms call for the actual delivery or acquisition of currency or securities, in most cases the contractual obligation is terminated before the settlement date of the contract without having to make or take delivery of the securities. The termination of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical offsetting futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the underlying currency or security. Since all transactions in the futures market are made, offset or fulfilled through a clearing house associated with the exchange on which the contracts are traded, the Funds will incur brokerage fees when they purchase or sell futures contracts.

The purpose of the purchase or sale of a futures contract by the Funds is to attempt to protect the Funds from fluctuations in interest or currency exchange rates without actually buying or selling long-term, fixed-income securities or currency. For example, if a Fund owns long-term bonds and interest rates were expected to increase, such Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the long-term bonds owned by a Fund. If interest rates did increase, the value of the debt securities owned by a Fund would decline, but the value of the futures contracts to such Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. A Fund could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is often more liquid than the cash (securities) market, the use of futures contracts as an investment technique allows a Fund to maintain a defensive position without having to sell its portfolio securities. Similarly, if a Fund expects that a foreign currency in which its securities are denominated will decline in value against the U.S. dollar, the Fund may sell futures contracts on that currency. If the foreign currency does decline in value, the decrease in value of the security denominated in that currency will be offset by an increase in the value of the Fund's futures position.

Alternatively, when it is expected that interest rates may decline, futures contracts may be purchased in an attempt to hedge against the anticipated purchase of long-term bonds at higher prices. Since the fluctuations in the value of futures contracts should be similar to that of long-term bonds, the Fund could take advantage of the anticipated rise in the value of long-term bonds without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and such Fund could then buy long-term bonds on the cash (securities) market. Similarly, if a Fund intends to acquire a security or other asset denominated in a currency that is expected to appreciate against the U.S. dollar, the Fund may purchase futures contracts on that currency. If the value of the foreign currency does appreciate, the increase in the value of the futures position will offset the increased U.S. dollar cost of acquiring the asset denominated in that currency. To the extent a Fund enters into futures contracts for this purpose, the assets in the segregated asset account maintained to cover the Fund's purchase obligations with respect to such futures contracts will consist of cash, cash equivalents or high quality debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Fund with respect to such futures contracts.

The ordinary spreads between prices in the cash (securities or foreign currency) and futures markets, due to differences in the natures of those markets, are subject to distortions. First, all participants in the futures markets are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash (securities or foreign currency) and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus causing distortions. Due to the possibility of such distortion, a correct forecast of general interest rate trends by the Manager may still not result in a successful hedging transaction.

In addition, futures contracts entail certain risks. Although the Managers believe that the use of such contracts will benefit a Fund, if the Manager's investment judgment about the general direction of interest or currency exchange rates is incorrect, a Fund's overall performance would be poorer than if it had not entered into any such contract. For example, if the Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its bonds which it has hedged because it will have offsetting losses in its futures positions. Similarly, if a Fund sells a foreign currency futures contract and the U.S. dollar value of the currency unexpectedly increases, the Fund will lose the beneficial effect of such increase on the value of the security denominated in that currency. In addition, in such situations, if the Fund has insufficient cash, it may have to sell bonds from its portfolio to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. Such Fund may have to sell securities at a time when it may be disadvantageous to do so.

Options on Futures Contracts. Certain of the Funds are permitted to purchase and write options on futures contracts for hedging purposes only. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security or currency. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities or currency, it may or may not be less risky than direct ownership of the futures contract of the underlying debt securities or currency. As with the purchase of futures contracts, when the Fund is not fully invested, it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates or appreciation in the value of a foreign currency against the U.S. dollar.

If a Fund writes a call option on a futures contract and the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, which may provide a partial hedge against any decline that may have occurred in the value of the Fund's portfolio holdings. If the futures price at expiration of the option is higher than the exercise price, such Fund will retain the full amount of the option premium, which may provide a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option a Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, a Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of its portfolio securities.

The amount of risk a Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. A Fund will purchase a put option on a futures contract only to hedge the Fund's portfolio against the risk of rising interest rates or the decline in the value of securities denominated in a foreign currency.

A Fund's ability to engage in the options and futures strategies described above will depend on the availability of liquid markets in such instruments. Markets in options and futures are relatively new and still developing, and it is impossible to predict the amount of trading interest that may exist in various types of options or futures. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, a Fund's ability to engage in options and futures transactions may be limited by tax considerations.

The Funds will engage in futures contracts and related options transactions only for bona fide hedging or other appropriate risk management purposes in accordance with CFTC regulations, which permit principals of an investment company registered under the Investment Company Act of 1940 ("1940 Act") to engage in such transactions without registering as commodity pool operators. "Appropriate risk management purposes" means activities in addition to bona fide hedging which the CFTC deems appropriate for operators of entities, including registered investment companies, that are excluded from the definition of commodity pool operator. Such a Fund is not permitted to engage in speculative futures trading. Each Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by a Fund or which it expects to purchase. Except as stated below, a Fund's futures transactions will be entered into for traditional hedging purposes, i.e., futures contracts will be sold to protect against a decline in the price of securities (or the currency will be purchased to protect a Fund against an increase in the price of securities or the currency in which they are denominated) it intends to purchase. As evidence of this hedging intent, each Fund expects that on 75% or more of the occasions on which it takes a long futures (or option) position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities (or assets denominated in the related currency) in the cash market at the time when the futures (or option) position is closed out. However, in particular cases, when it is economically advantageous for a Fund to do so, a long futures position may be terminated (or an option may expire) without the corresponding purchase of securities or other assets.

As an alternative to literal compliance with the bona fide hedging definition, a CFTC regulation permits each Fund to elect to comply with a different test, under which (i) each Fund's long futures positions will be used as part of its portfolio management strategy and will be incidental to its activities in the underlying cash market and (ii) the underlying commodity value of such positions will not exceed the sum of (a) cash or cash equivalents segregated for this purpose, (b) cash proceeds on existing investments due within 30 days, and (c) accrued profits on such futures or options positions.

A Fund will engage in transactions in future contracts and related options only to the extent such transactions are consistent with the requirements of the Code for maintaining its qualification as a regulated investment company for federal income tax purposes (see "Tax Considerations" in the Prospectus).

A Fund investing in such investments may not purchase or sell futures contracts or purchase or sell related options, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of margin deposits on a Fund's outstanding futures and related options positions and the amount of premiums paid for outstanding options on futures would exceed 5% of the market value of the Fund's total assets. These transactions involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a Fund to purchase securities or currencies, require the Fund to segregate assets to cover such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

Perfect correlation between a Fund's futures positions and portfolio positions may be difficult to achieve because no futures contracts based on corporate fixed-income securities are currently available. In addition, it is not possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

Portfolio Turnover

Because the investment outlook of the type of securities which each Fund may purchase may change as a result of unexpected developments in national or international securities markets, or in economic, monetary or political relationships, a Fund's Manager will consider the economic effect of portfolio turnover but generally not treat portfolio turnover as a limiting factor in making investment decisions. Investment decisions affecting turnover may include changes in investment strategies or nonfundamental investment policies, including changes in management personnel, as well as individual portfolio transactions.

Moreover, turnover may be increased by certain factors wholly outside the control of the Managers. For example, during periods of rapidly declining interest rates, such as the U.S. experienced in 1991 through 1993, the rate of mortgage prepayments may increase rapidly, resulting in the return of principal to funds which invest in mortgage securities, thus increasing "sales" of portfolio securities. Similarly, the rate of bond calls by issuers of fixed-income securities may increase as interest rates decline, thereby forcing the "sale" of called bonds by funds which invest in fixed-income securities and subsequent purchase of replacement investments. In other periods, increased merger and acquisition activity, or increased rates of bankruptcy or default, may create involuntary transactions for funds which hold affected stocks and bonds, especially high-yield bonds. Changes in particular portfolio holdings may be made whenever it is considered that a security is no longer the most appropriate investment for a Fund, or that another security appears to have a relatively greater opportunity, and will be made without regard to the length of time a security has been held.

The portfolio turnover rates for each Fund are disclosed in the prospectus for the Funds, in the section entitled "Financial Highlights". Portfolio turnover is a measure of how frequently a fund's portfolio securities are bought and sold. As required by the SEC, annual portfolio turnover is calculated generally as the dollar value of the lesser of a fund's purchases or sales of portfolio securities during a given year, divided by the monthly average value of the fund's portfolio securities during that year (excluding securities whose maturity or expiration at the time of acquisition were less than one year). For example, a fund reporting a 100% portfolio turnover rate would have purchased and sold securities worth as much as the monthly average value of its portfolio securities during the year. Except for certain Funds noted in the Prospectus, the Funds generally do not expect their annual turnover rates to exceed 100%. Because so many variable factors are beyond the control of the Managers, it is not possible to estimate future turnover rates with complete accuracy. Higher portfolio turnover rates generally increase transaction costs, which are fund expenses, but would not create taxable capital gains for investors because of the tax-deferred status of variable annuity and life insurance investments.

Real Estate Fund

Real Estate Related Investments. In addition to the Fund's investments in real estate securities, as defined in the Trust Prospectus, the Fund may also invest a portion of its assets in debt obligations or equity securities of issuers engaged in businesses whose products and services are closely related to the real estate industry, and publicly traded on an exchange or in the over-the-counter market, including principal mortgage pools, CMOs, and related instruments which are publicly traded (including, without limitation, pools containing GNMA and FNMA mortgages). The Fund will invest no more than 55% of its assets in either GNMA or FNMA securities and no more than 70% of its assets in GNMA and FNMA securities, in the aggregate. In addition, the Fund does not invest in the "residual interests" of real estate mortgage investment conduits ("REMICs");

Repurchase Transactions

Each Fund may enter into repurchase agreements. A repurchase agreement is an agreement in which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. Under the 1940 Act, a repurchase agreement is deemed to be the loan of money by the Fund to the seller, collateralized by the underlying security. The resale price is normally in excess of the purchase price, reflecting an agreed upon interest rate. The interest rate is effective for the period of time in which the Fund is invested in the agreement and is not related to the coupon rate on the underlying security. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will a Fund invest in repurchase agreements for more than one year. However, the securities which are subject to repurchase agreements may have maturity dates in excess of one year from the effective date of the repurchase agreements. The transaction requires the initial collateralization of the seller's obligation by securities with a market value, including accrued interest, equal to at least 102% of the dollar amount invested by the Fund, with the value marked-to-market daily to maintain 100% coverage. A default by the seller might cause the Fund to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. The Funds might also incur disposition costs in liquidating the collateral. The Funds may not enter into a repurchase agreement with more than seven days duration if, as a result, the market value of the Funds' net assets, together with investments in other securities deemed to be not readily marketable, would be invested in such repurchase agreements in excess of the Funds' policy on investments in illiquid securities. The Funds intend to enter into repurchase agreements only with financial institutions such as broker-dealers and banks which are deemed creditworthy by their respective Managers. The securities held subject to resale (the collateral) will be held on behalf of a Fund by a custodian approved by the Board and will be held pursuant to a written agreement.

When-Issued Securities

Securities when originally issued are sometimes offered on a "when-issued" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase of such securities; during the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest accrues to the purchaser. To the extent that assets of a Fund are not vested prior to the settlement of a purchase of securities, the Fund will earn no income; however, it is intended that each Fund will be fully invested to the extent practicable and subject to the policies stated above. While when-issued securities may be sold prior to the settlement date, it is intended that each Fund will purchase such securities with the purpose of actually acquiring them, unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of when-issued securities may be more or less than the purchase price. The Trust does not believe that the net asset value or income of any of the Funds will be adversely affected by their purchase of securities on a when-issued basis. The Trust will establish for each Fund a segregated account with its custodian bank in which it will maintain cash and/or high grade marketable securities equal in value to commitments for when-issued securities. Such segregated securities will either mature or, if necessary, be sold on or before the settlement date. There are no restrictions on the percentage of net assets of any Fund which may be invested in when-issued securities at any given time.


Fundamental Investment Restrictions



Each Fund has adopted the following restrictions as fundamental policies (except as otherwise indicated), which means that they may not be changed without the approval of a majority of that Fund's shares. In order to change any of these restrictions, the lesser of (i) holders of 67% or more of a Fund's voting securities present at a meeting of shareholders if the holders of more than 50% of its voting securities are represented at the meeting or (ii) holders of more than 50% of that Fund's outstanding voting securities must vote to make the change.

Each of the Funds may not:

1. with respect to 75% of its total assets, purchase the securities of any one issuer (other than cash, cash items and obligations of the U.S. government) if immediately thereafter, and as a result of the purchase, the Fund would (a) have more than 5% of the value of its total assets invested in the securities of such issuer or (b) hold more than 10% of any or all classes of the securities of any one issuer;

2. borrow money in an amount in excess of 5% of the value of its total assets, except from banks for temporary or emergency purposes, and not for direct investment in securities (excepting the Asset Allocation, Developing Markets, and Small Cap Funds). The Asset Allocation, Developing Markets, and Small Cap Funds may borrow money from banks in an amount not exceeding 33 1/3% of the value of the Fund's total assets including the amount borrowed. Each of these Funds may also pledge, mortgage or hypothecate its assets to secure borrowings to an extent not greater than 15% of the Fund's total assets. Arrangements with respect to margin for futures contracts, forward contracts and related options are not deemed to be a pledge of assets.

3. lend its assets, except through the purchase or acquisition of bonds, debentures or other debt securities of a type customarily purchased by institutional investors, or through loans of portfolio securities, or to the extent the entry into a repurchase agreement may be deemed a loan;

4. underwrite securities of other issuers, except as noted in number 6 below and except insofar as a Fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

5. purchase illiquid securities, including illiquid securities which, at the time of acquisition, could be disposed of publicly by the Funds only after registration under the Securities Act of 1933, if as a result more than 10% of their net assets would be invested in such illiquid securities;

6. invest in securities for the purpose of exercising management or control of the issuer;

7. invest more than 25% of its assets (measured at the time of the most recent investment) in any single industry (not applicable to the Metals Fund, the Utility Equity Fund, the Real Estate Securities Fund, the Global Income Fund, the International Fund, the Pacific Fund, or the Asset Allocation Fund);

8. invest in companies which have a record of less than three years of continuous operation, including the operations of any predecessor companies, except that the Metals Fund, the Real Estate Fund, the Equity Fund, the Global Income Fund, the International Fund, the Pacific Fund, the Global Growth Fund, and the Developing Markets Fund may invest up to 5% of their respective assets in such companies and such limitation shall not apply to the Asset Allocation Fund or Small Cap Fund;

9. maintain a margin account with a securities dealer or effect short sales (with the exceptions that (i) the Growth and Income Fund and the Income Securities Fund may effect short sales if either owns securities equivalent in kind and amount to those sold and (ii) the Global Income Fund, the Global Growth Fund, the Developing Markets Fund, the Intermediate Bond Fund, the Asset Allocation Fund, the International Fund, the Pacific Fund and the Small Cap Fund may make initial deposits and pay variation margin in connection with futures contracts);

10. invest in commodities or commodity pools, except that (i) certain Funds may purchase and sell Forward Contracts in amounts necessary to effect transactions in foreign securities, (ii) the Global Income Fund, the International Equity Fund, the Pacific Growth Fund, the Global Growth Fund, the Developing Markets Fund, the Asset Allocation Fund, the Small Cap Fund and the Intermediate Bond Fund may enter into Futures Contracts and may invest in foreign currency and
(iii) the Metals Fund may invest in gold bullion and foreign currency in the form of gold coins;

11. invest directly in real estate although certain Funds (including the Asset Allocation fund, Global Growth Fund, Developing Markets Fund and Small Cap Fund which, as a non-fundamental policy, will not invest more than 10% of its assets in such real estate securities) may invest in real estate investment trusts or other publicly traded securities engaged in the real estate industry;

12. invest in the securities of other open-end investment companies (except that securities of another open-end investment company may be acquired pursuant to a plan of reorganization, merger, consolidation or acquisition). This restriction is not applicable to the International Fund, the Pacific Fund, the Asset Allocation Fund, or the Developing Markets Fund;

13. invest in assessable securities or securities involving unlimited liability on the part of the Fund;

14. invest an aggregate of more than 10% of its assets in securities with legal or contractual restrictions on resale, securities which are not readily marketable (including over-the-counter options and assets used to cover such options), and repurchase agreements with more than seven days to maturity (this restriction does not apply to the Asset Allocation Fund);

15. purchase or retain any security if any officer, director or security holder of the issuer is at the same time an officer, trustee or employee of the Trust or of the Fund's Manager and such person owns beneficially more than one-half of 1% of the securities and all such persons owning more than one-half of 1% own more than 5% of the outstanding securities of the issuer; or

16. invest its assets in a manner which does not comply with the investment diversification requirements of Section 817(h) of the Code.

17. The Adjustable Fund may invest up to 5% of its total assets in securities that cannot be offered to the public for sale without first being registered under the Securities Act of 1933 ("restricted securities") or in other securities which, in the opinion of the Board of Trustees, may be otherwise illiquid. It is also the policy of the Trust that illiquid securities (including illiquid equity securities, repurchase agreements of more than seven days duration, over-the-counter options and the assets used to cover such options, and other securities which are not readily marketable) may not constitute, at the time of purchase or at any time, more than 10% of the value of the total net assets of the Fund in which they are held.

18. The Global Growth and Developing Markets Funds may not invest more than 5% of their respective assets in warrants, whether or not listed on the New York or American Exchange, including no more than 2% of their respective total assets which may be invested in warrants that are not listed on those exchanges. Warrants acquired by the Fund in units or attached to securities are not included in this restriction.

19. The Global Growth Fund and Developing Markets Fund will not invest more than 15% of their respective assets in securities of foreign issuers that are not listed on a recognized U.S. or foreign securities exchange, including no more than 10% in illiquid investments.

In addition to these fundamental policies, it is the present policy of each Fund (which may be changed without the approval of a majority of its outstanding shares) not to pledge, mortgage or hypothecate its assets as security for loans (except to the extent of allowable temporary loans), nor to engage in joint or joint and several trading accounts in securities, except that the Funds may participate with other investment companies in the Franklin Group of Funds(R) in a joint account to engage in certain large repurchase transactions and may combine orders to purchase or sell securities with orders from other persons to obtain lower brokerage commissions. It is not any Fund's policy to invest in interests (other than publicly traded equity securities) in oil, gas or other mineral exploration or development programs.

As non-fundamental investment policies, which may be changed by the Board of Trustees of the Trust without shareholder approval, the Asset Allocation Fund will not invest more than 15% of its total assets in securities of foreign issuers which are not listed on a recognized United States or foreign securities exchange, or more than 10% of its total assets in (a) securities with a limited trading market, (b) securities subject to legal or contractual restrictions as to resale, (c) repurchase agreements not terminable within seven days, and (d) debt obligations rated Baa or lower by Moody's Investors Service, Inc. or BBB or lower by Standard & Poor's Corporation or, if unrated, are of comparable investment quality as determined by the Managers.

Whenever any investment policy or investment restriction states a maximum percentage of a Fund's assets which may be invested in any security or other property, it is intended that such maximum percentage limitation be determined immediately after and as a result of the Fund's acquisition of such security or property.


Officers and Trustees



The Trust is managed by a Board of Trustees who have been elected for an indefinite term. The Board of Trustees is responsible for the overall management of the Trust and each Fund, including overseeing the investment of each Fund's assets. The Board elects the officers who are responsible for administering the day-to-day operations of the Trust and each Fund. Listed below are the trustees and officers of the Trust and a brief description of the business experience and affiliations of each during at least the past five years. Trustees who are "interested persons" of the Trust, as defined in the 1940 Act, are designated by an asterisk(*).



                               Position
  Name, Address and Age        With Trust Occupation for the Last Five Years
  Frank H. Abbott, III (74)  Trustee
  1045 Sansome St.
  San Francisco, CA 94111

President and Director, Abbott Corporation (an investment company); and director, trustee or managing general partner, as the case may be, of 31 of the investment companies in the Franklin Group of Funds.

* Lowell C. Anderson (58)            Trustee

  Allianz Life Insurance Company
  of North America
  1750 Hennepin Avenue South
  Minneapolis, MN 55403-2195

Chairman, President and Chief Executive Officer, Allianz Life Insurance Company of North America (privately owned company formerly North American Life & Casualty Company); Director, Preferred Life Insurance Company of New York.

  Harris J. Ashton (63)              Trustee
  General Host Corporation
  Metro Center, 1 Station Place
  Stamford, CT 06904-2045

President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers); Director, RBC Holdings, Inc. (a bank holding company) and Bar-S Foods; and director, trustee or managing general partner, as the case may be, of 56 of the investment companies in the Franklin Templeton Group of Funds.

  Harmon E. Burns (50)               Vice President
  777 Mariners Island Blvd.
  San Mateo, CA 94404

Executive Vice President, Secretary and Director, Franklin Resources, Inc.; Executive Vice President and Director, Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin/Templeton Investor Services, Inc.; officer and/or director, as the case may be, of other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee of 43 of the investment companies in the Franklin Templeton Group of Funds.

  S. Joseph Fortunato (63)           Trustee
  Park Avenue at Morris County
  P. O. Box 1945
  Morristown, NJ 07962-1945

Member of the law firm of Pitney, Hardin, Kipp & Szuch; Director of General Host Corporation; director, trustee or managing general partner, as the case may be, of 58 of the investment companies in the Franklin Templeton Group of Funds.

  David W. Garbellano (80)           Trustee
  111 New Montgomery St., #402
  San Francisco, CA 94105

Private Investor; Assistant Secretary/Treasurer and Director, Berkeley Science Corporation (a venture capital company); and director, trustee or managing general partner, as the case may be, of 30 of the investment companies in the Franklin Group of Funds.

* Charles B. Johnson (62)            Chairman of the
  777 Mariners Island Blvd.          Board and Trustee
  San Mateo, CA 94404

President and Director, Franklin Resources, Inc.; Chairman of the Board and Director, Franklin Advis-ers, Inc. and Franklin Templeton Distributors, Inc.; Di-rector, Franklin/Templeton Investor Services, Inc. and General Host Corporation; and officer and/or director, trustee or managing general partner, as the case may be, of most other subsidiaries of Franklin Resources, Inc. and of 57 of the investment com-panies in the Franklin Templeton Group of Funds.

* Charles E. Johnson (39)            President and
  777 Mariners Island Blvd.          Trustee
  San Mateo CA 94404

Senior Vice President and Director, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Distributors, Inc.; President and Director, Templeton Worldwide, Inc. and Franklin Institutional Services Corporation; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and officer and/or director or trustee, as the case may be, of 24 of the investment companies in the Franklin Templeton Group of Funds.

* Rupert H. Johnson, Jr. (55)        Vice President
  777 Mariners Island Blvd.          and Trustee
  San Mateo, CA 94404

Executive Vice President and Director, Franklin Resources, Inc. and Franklin Templeton Distributors, Inc.; President and Director, Franklin Advisers, Inc.; Director, Franklin/Templeton Investor Services, Inc.; and officer and/or director, trustee or managing general partner, as the case may be, of most other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in the Franklin Templeton Group of Funds.

  Frank W. T. LaHaye (66)            Trustee
  20833 Stevens Creek Blvd.
  Suite 102
  Cupertino, CA 95014

General Partner, Peregrine Associates and Miller & LaHaye, which are General Partners of Peregrine Ventures and Peregrine Ventures II (venture capital firms); Chairman of the Board and Director, Quarterdeck Office Systems, Inc.; Director, FischerImaging Corporation; and director or trustee, as the case may be, of 26 of the investment companies in the Franklin Group of Funds.

  Gordon S. Macklin (67)             Trustee
  8212 Burning Tree Road
  Bethesda, MD 20817



Chairman, White River Corporation (information services); Director, Fund American Enterprises Holdings, Inc., Lockheed Martin Corporation, MCI Communications Corporation, MedImmune, Inc. (biotechnology), InfoVest Corporation (information services), and Fusion Systems Corporation (industrial technology); and director, trustee or managing general partner, as the case may be, of 53 of the investment companies in the Franklin Templeton Group of Funds; and formerly held the following positions: Chairman, Hambrecht and Quist Group; Director, H & Q Healthcare Investors; and President, National Association of Securities Dealers, Inc.

  Kenneth V. Domingues (63)          Vice President -
  777 Mariners Island Blvd.          Financial Reporting
  San Mateo, CA 94404                and Accounting
                                     Standards

Senior Vice President, Franklin Resources, Inc., Franklin Advisers, Inc., and Franklin Templeton Distributors, Inc.; officer and/or director, as the case may be, of other subsidiaries of Franklin Resources, Inc.; and officer and/or managing general partner, as the case may be, of 37 of the investment companies in the Franklin Group of Funds.

  Martin L. Flanagan (35)            Vice President
  777 Mariners Island Blvd.          and Chief Financial
  San Mateo, CA 94404                Officer

Senior Vice President, Chief Financial Officer and Treasurer, Franklin Resources, Inc.; Executive Vice President, Templeton Worldwide, Inc.; Senior Vice President and Treasurer, Franklin Advisers, Inc. and Franklin Templeton Distributors, Inc.; Senior Vice President, Franklin/Templeton Investor Services, Inc.; officer of most other subsidiaries of Franklin Resources, Inc.; and officer of 61 of the investment companies in the Franklin Templeton Group of Funds.

  Deborah R. Gatzek (46)             Vice President
  777 Mariners Island Blvd.          and Secretary
  San Mateo, CA 94404



Senior Vice President - Legal, Franklin Resources, Inc. and Franklin Templeton Distributors, Inc.; Vice President, Franklin Advisers, Inc. and officer of 37 of the investment companies in the Franklin Group of Funds.

  Diomedes Loo-Tam (56)              Treasurer and
  777 Mariners Island Blvd.          Principal
  San Mateo, CA 94404                Accounting Officer

Employee of Franklin Advisers, Inc.; and officer of 37 of the investment companies in the Franklin Group of Funds.

  Edward V. McVey (58)               Vice President
  777 Mariners Island Blvd.
  San Mateo, CA 94404

Senior Vice President/National Sales Manager, Franklin Templeton Distributors, Inc.; and officer of 32 of the investment companies in the Franklin Group of Funds. Trustees not affiliated with the Managers or Allianz ("non affiliated trustees") are currently paid fees of $550 per month plus $183 per meeting attended. As indicated above, certain of the trustees and officers hold positions with other companies in the Franklin Group of Funds(R) and the Templeton Funds ("Franklin Templeton Funds"). The following table shows the fees paid, for the fiscal year ended December 31, 1994, by the Trust to its non affiliated trustees and the total fees paid to such trustees by the Trust and other Franklin Templeton Funds for which they serve as directors, trustees or managing general partners.




                                               Aggregate         Number of Franklin         Total Compensation from
                                             Compensation      Templeton Funds Boards      Franklin Templeton Funds,
Name                                          from Trust+      on Which Each Serves**        including the Trust+

Frank H. Abbott.........................        $11,000                   30                        $176,870
Harris Ashton...........................         10,450                   56                         319,925
S. Joseph Fortunato.....................         10,450                   58                         336,065
David Garbellano........................         10,450                   29                         153,300
Frank W.T. LaHaye.......................         10,817                   25                         150,817
Gordon Macklin..........................         10,450                   53                         303,685

+Figures rounded to the nearest dollar.

**The number of boards is based on the number of registered investment companies in the Franklin Templeton Group of Funds and does not include the total number of series or funds within each investment company for which the trustees are responsible. The Franklin Templeton Group of Funds currently includes 61 registered investment companies, consisting of more than 162 U.S. based mutual funds or series.

Nonaffiliated trustees are also reimbursed for expenses incurred in connection with attending Board meetings, paid pro rata by each Franklin Templeton fund on whose Board they serve. No officer or trustee received any other compensation directly from the Trust. Certain officers or directors who are shareholders of Franklin Resources, Inc. may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries. For additional information concerning trustee compensation and expenses, please see the Trust's Annual Report to Shareholders.

As of October 4, 1995, no officer or trustee of the Trust owned of record or beneficially shares of any Fund of the Trust. Many of the Fund's trustees own shares in various of the other funds in the Franklin Templeton Funds. Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and are the father and uncle, respectively, of Charles E. Johnson. Investment Management and Other Services

The Manager for all series of the Trust, except the Asset Allocation Fund, Global Growth Fund, and Developing Markets Fund, is Franklin Advisers, Inc.("Advisers"), 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, California 94403-7777. In addition, Advisers employs Templeton Investment Counsel, Inc. ("Templeton Florida"), Broward Financial Centre, Suite 2100, Fort Lauderdale, Florida 33394, to act as subadviser to the International Fund, the Pacific Fund, and the Global Income Fund. The Manager for the Asset Allocation and Global Growth Funds is Templeton, Galbraith & Hansberger, Ltd. ("Templeton Nassau"), Lyford Cay Nassau, N.P. Bahamas. The Manager for Developing Markets Fund is Templeton Investment Management (Singapore) Pte Ltd. ("Templeton Singapore") 20 Raffles Place, Ocean Towers, Singapore, which replaced Templeton Investment Management ("Hong Kong") Limited on October 1, 1995. Templeton Nassau employs Templeton Florida to act as subadviser to the Asset Allocation Fund. Advisers, Templeton Nassau, Templeton Singapore, and Templeton Florida, may be referred to as the "Manager" or "Managers" throughout the SAI and Prospectus.

Each Fund, except the International Fund, the Pacific Fund, the Rising Dividends Fund, the Small Cap Fund, the Global Growth Fund, the Developing Markets Fund and the Asset Allocation Fund is obligated to pay Advisers a fee as compensation for its services, which is paid monthly and accrues daily based upon each Fund's average net assets at the annual rate of 0.625% of the value of average daily net assets up to and including $100 million; 0.50% of the value of average daily net assets over $100 million up to and including $250 million; 0.45% of the value of average daily net assets over $250 million up to and including $10 billion; 0.44% of the value of average daily net assets over $10 billion up to and including $12.5 billion; 0.42% of the value of average daily net assets over $12.5 billion up to and including $15 billion; and 0.40% of the value of average daily net assets over $15 billion.

The International Fund and the Pacific Fund are each obligated to pay Advisers a monthly fee, based upon each Fund's average daily net assets, at the annual rate of 1% of the value of average daily net assets up to and including $100 million; 0.90% of the average daily net assets over $100 million up to and including $250 million; 0.80% of average daily net assets over $250 million up to and including $500 million and 0.75% of average net assets over $500 million. Templeton, Florida, as the subadviser for the International Fund and the Pacific Fund under a contract with Advisers, receives a monthly fee from Advisers at the annual rate of 0.50% of the value of average daily net assets up to and including $100 million; 0.40% of the average daily net assets over $100 million up to and including $250 million; 0.30% of average daily net assets over $250 million up to and including $500 million and 0.25% of average net assets over $500 million.

The Rising Dividends Fund and the Small Cap Fund are each obligated to pay Advisers a monthly fee, based upon each Fund's average daily net assets, computed at the annual rate of 0.75 of 1% of average daily net assets on the first $500 million of average daily net assets; 0.625 of 1% on the next $500 million of average daily net assets; and 0.50 of 1% on average daily net assets in excess of $1 billion.

Under the management agreement with Templeton Nassau which became effective March 15, 1994, the Global Growth Fund is obligated to pay Templeton, Nassau a monthly fee equal to an annual rate of 1.0% of the value of the Fund's average daily net assets up to and including $100 million; 0.90% of the value of the Fund's average daily net assets over $100 million up to and including $250 million; 0.80% of the value of the Fund's average daily net assets over $250 million up to and including $500 million; and 0.75% of the value of the Fund's average daily net assets over $500 million.

Under the management agreement with Templeton Singapore which became effective March 15, 1994, the Developing Markets Fund is obligated to pay Templeton Hong Kong a monthly fee equal to an annual rate of 1.25% of the value of the Fund's average daily net assets.

The Managers may determine in advance to limit the management fees or to assume responsibility for the payment of certain operating expenses relating to the operations of any Fund, which may have the effect of decreasing the total expenses and increasing the yield of such Fund. Any such action is voluntary and may be terminated by the Managers at any time unless otherwise indicated. For at least to the end of the fiscal year, December 31, 1995, Advisers has agreed to limit its management fees and, if necessary, to assume responsibility for payment of each Zero Coupon Fund operating expenses so that each Fund's total expenses will not exceed 0.40% of each Fund's average net assets.

Under the management agreement with Templeton Nassau, the Asset Allocation Fund is obligated to pay the Manager a monthly fee equal to an annual rate of 0.65% of the value of the Fund's average daily net assets up to and including $200 million, 0.585% of the value of the Fund's average daily net assets over $200 million up to and including $1.3 billion; and 0.52% of the value of the Fund's average daily net assets over $1.3 billion.

The management agreements specify that the management fees will be reduced to the extent necessary to comply with the most stringent limits on the expenses which may be borne by a Fund as prescribed by any state in which the Fund's shares are offered for sale. The most stringent current limit requires the Managers to reduce or eliminate fees to the extent that aggregate operating expenses of a Fund (excluding interest, taxes, brokerage commissions and extraordinary expenses such as litigation costs) would otherwise exceed in any fiscal year 21/2% of the first $30 million of average net assets of the Fund, 2% of the next $70 million of average net assets of the Fund and 11/2% of average net assets of the Fund in excess of $100 million. Expense reductions have not been necessary based on state requirements.

The management agreements with Advisers, Templeton Singapore, and Templeton Nassau and the subadvisory agreements with Templeton Florida are in effect until April 30, 1996, and may continue thereafter provided they are approved for periods not to exceed one year by (i) the Trust's Board of Trustees or the vote of a majority of the outstanding shares of that Fund, and (ii) a majority of the Trustees who are not parties to the Agreement or interested persons of any such party (other than as Trustees). The management agreements for the Asset Allocation Fund and Small Cap Fund are in effect for an initial period of one year and may continue from year to year thereafter under the same provisions mentioned above. The management agreement with respect to any Fund may be terminated without penalty at any time by the Fund or by the Managers on 60 days' written notice and will automatically terminate in the event of its assignment, as defined in the 1940 Act.

Pursuant to the management agreements and subadvisory agreements, the Managers provide investment research and portfolio management services, including the selection of securities for each Fund to purchase, hold or sell, and the selection of brokers through whom each such Fund's portfolio transactions are executed. The Managers' activities are subject to the review and supervision of the Board of Trustees (and, in the case of Templeton Florida) subject to the overview of Advisers and also in the case of Templeton Florida, subject to the overview of Templeton Nassau), to whom the Managers render periodic reports of each such Fund's investment activities. The Managers, or in certain cases, The Business Managers, provide each Fund with executive and administrative personnel, office space and facilities, and pays certain additional administrative expenses incurred in connection with the operation of each such Fund. Each such Fund bears all of its expenses not assumed by the Managers. See the Statement of Operations in the financial statements at the end of this Statement of Additional Information for additional details of these expenses. The table below sets forth on a per Fund basis the management fees that would have been accrued by the Managers and the management fees actually paid by the Funds for the fiscal years ended December 31, 1994, 1993 and 1992.




                                                                                   Management Fees   Management Fees
                                                                                       Accrued           Paid
                                                                                     by Advisers       by Fund

1994

Money Market Fund...........................................................       $1,970,057          $1,652,138
Adjustable Fund.............................................................        1,522,439           1,522,439
Global Income Fund..........................................................        1,404,652           1,404,652
High Income Fund............................................................        1,264,737           1,264,737
Intermediate Bond Fund......................................................          845,739             845,739
Government Fund.............................................................        3,100,250           3,100,250
Zero Coupon Fund - 1995.....................................................          314,767             177,189
Zero Coupon Fund - 2000.....................................................          522,841             301,577
Zero Coupon Fund - 2005.....................................................          281,657             158,311
Zero Coupon Fund - 2010.....................................................          198,571             110,499
Income Securities Fund......................................................        4,475,467           4,475,467
Rising Dividends Fund.......................................................        2,262,988           2,262,988
Utility Equity Fund.........................................................        5,985,899           5,985,899
Equity Fund.................................................................        2,314,166           2,314,166
Metals Fund.................................................................          644,295             644,295
Real Estate Fund............................................................          932,770             932,770
International Fund..........................................................        5,356,301           5,356,301
Pacific Fund................................................................        3,057,140           3,057,140
Developing Markets..........................................................          511,882             511,882
Global Growth Fund..........................................................          578,011             578,011

1993
Money Market Fund...........................................................       $  638,179          $  638,179
Adjustable Fund.............................................................        1,524,197           1,524,197
Global Income Fund..........................................................          703,801             703,801
High Income Fund............................................................          752,653             752,653
Intermediate Bond Fund......................................................          517,568             517,568
Government Fund.............................................................        2,635,431           2,635,431
Zero Coupon Fund - 1995.....................................................          288,583             141,180
Zero Coupon Fund - 2000.....................................................          411,580             212,328
Zero Coupon Fund - 2005.....................................................          200,090             102,160
Zero Coupon Fund - 2010.....................................................          133,886              42,611
Income Securities Fund......................................................        2,119,921           2,119,921
Rising Dividends Fund.......................................................        1,596,300           1,596,300
Utility Equity Fund.........................................................        5,487,597           5,487,597
Equity Fund.................................................................        1,561,955           1,561,955
Metals Fund.................................................................          227,312             227,312
Real Estate Fund............................................................          282,364             282,364
International Fund..........................................................          897,997             897,997
Pacific Fund................................................................          527,003             527,003



                                                                                 Management Fees     Management Fees
                                                                                    Accrued                Paid
                                                                                  by Advisers             by Fund

1992
Money Market Fund...........................................................       $  465,736          $  465,736
Adjustable Fund.............................................................        1,160,323           1,130,813
Global Income Fund..........................................................          368,106             368,106
High Income Fund............................................................          291,533             291,533
Intermediate Bond Fund......................................................          194,052             194,052
Government Fund.............................................................        1,436,117           1,436,117
Zero Coupon Fund - 1995.....................................................          244,941              77,859
Zero Coupon Fund - 2000.....................................................          230,971              73,346
Zero Coupon Fund - 2005.....................................................           85,993              25,904
Zero Coupon Fund - 2010.....................................................           91,721              27,477
Income Securities Fund......................................................          683,715             683,715
Rising Dividends Fund.......................................................          191,426             168,133
Utility Equity Fund.........................................................        2,141,899           2,141,899
Equity Fund.................................................................          961,485             961,485
Metals Fund.................................................................           71,244              71,244
Real Estate Fund............................................................           60,627              60,627
International Fund..........................................................           46,805              46,805
Pacific Fund................................................................           18,893                   0




Please refer to the "Officers and Trustees" table which indicates officers and trustees who are affiliated persons of the Trust, the Managers and Allianz Life.

Business Managers

Templeton Global Investors, Inc. ("Business Manager"), Broward Financial Centre, Suite 2100, Fort Lauderdale, Florida 33394, provides certain administrative facilities and services for certain of the Funds as described in the Prospectus. The Business Manager is employed directly by the Asset Allocation Fund and, through subcontracts by the Managers of the Developing Markets, Global Growth, Global Income, International and Pacific Funds.

Transfer Agent

Franklin Templeton Investor Services, Inc., a wholly owned subsidiary of Resources, maintains shareholder's records, processes purchases and redemptions of each Fund's shares and acts as the Trust's transfer agent and dividend-paying agent.

Custodians

Bank of America NT & SA, 555 California Street, 4th Floor, San Francisco, California 94104, acts as custodian of the securities and other assets of the Trust. In addition, Chase Manhattan Bank, Chase MetroTech Center, Brooklyn, New York 11245, also acts as custodian for the Global Growth, Global Income, Developing Markets, Asset Allocation, Pacific, and International Equity Funds. The Custodians do not participate in decisions relating to the purchase and sale of portfolio securities.

Independent Auditors

Coopers & Lybrand L.L.P, 333 Market Street, San Francisco, California 94105, serves as the Trust's independent auditors. During the fiscal year ended December 31, 1994, its auditing services consisted of rendering an opinion on the financial statements of the Trust included in the Trust's Annual Report to Shareholders and in this Statement of Additional Information.

Research Services

Research services may be provided to the Managers by various affiliates. Such services may include information, analytical reports, computer screening studies, statistical data, and factual resumes pertaining to securities eligible for purchase by the Funds. Such supplemental research, when utilized, is subject to analysis by the Managers before being incorporated into the investment advisory process.


Policies Regarding Brokers
Used on Securities Transactions



The selection of brokers and dealers to execute transactions is made by the Managers, in accordance with criteria set forth in the respective management and subadvisory agreements referenced herein and any directions which the Board of Trustees may give.

When placing a portfolio transaction, the Managers attempt to obtain the best execution of the transaction. On portfolio transactions which are done on a securities exchange, the amount of commission paid by each Fund is negotiated between the Funds' Managers and the broker executing the transaction, and the Funds' Managers seek to obtain the lowest commission rate available from brokers which are believed to be capable of efficient execution of the transactions. The determination and evaluation of the reasonableness of the brokerage commissions paid in connection with portfolio transactions are based to a large degree on the professional opinions of the persons responsible for the placement and review of such transactions. These opinions are formed on the basis of, among other things, the experience of these individuals in the securities industry and information available to them concerning the level of commissions being paid by other institutional investors of comparable size. The Managers will ordinarily place orders for the purchase and sale of over-the-counter securities on a principal rather than agency basis with a principal market maker unless, in the opinion of the Managers, a better price and execution can otherwise be obtained.

Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price. The Funds will seek to obtain prompt execution of orders at the most favorable net price.

The amount of commission is not the only relevant factor to be considered in the selection of a broker to execute a trade. If it is felt to be in the Funds' best interests, the Managers may place portfolio transactions with brokers who provide the types of services described below, even if it means the Funds will have to pay a higher commission than would be the case if no weight were given to the broker's furnishing of these services. However, this will be done only if, in the opinion of the Managers, the amount of any additional commission is reasonable in relation to the value of the services. Higher commissions will be paid only when the brokerage and research services received are bona fide and produce a direct benefit to the Funds or assist their advisers in carrying out their responsibilities to the Funds, or when it is otherwise in the best interest of the Funds to do so, whether or not such data may also be useful to the Managers in advising other clients.

When it is felt that several brokers are equally able to provide the best net price and execution, the Managers are directed to execute transactions with: (i) brokers who provide quotations and other services to the Funds, specifically including the quotations necessary to determine the value of each Fund's net assets, in such amount of total brokerage as may reasonably be required in light of such services and (ii) brokers who supply research, statistical and other data to the Funds and the Managers which the Managers or affiliates may lawfully and appropriately use in their investment advisory capacities, in such amount of total brokerage as may reasonably be required.

It is not possible to place a dollar value on the special executions or on the research services received by the Managers from dealers effecting transactions in portfolio securities. The allocation of transactions in order to obtain additional research services permits the Managers to supplement their own research and analysis activities and to make available the views and information of individuals and research staffs of other securities firms. As long as it is lawful and appropriate to do so, the Managers and their affiliates may use this research and data in their investment advisory capacities with other clients. Provided that the Trust's officers are satisfied that the best execution is obtained, the sale of Policies may also be considered as a factor in the selection of broker dealers to execute the Fund's portfolio transactions.

Because Franklin Templeton Distributors, Inc. ("Distributors"), an affiliate of the Managers and principal underwriter for many of the mutual funds in the Franklin Templeton Group of Funds, is a member of the National Association of Securities Dealers, it is sometimes entitled to obtain certain fees when a Fund tenders portfolio securities pursuant to a tender-offer solicitation. As a means of reducing the expenses of a Fund, any portfolio securities tendered by a Fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to the Manager under the applicable management agreement will be reduced by the amount of any fees received by Distributors in cash, less certain costs and expenses incurred in connection therewith.

If purchases or sales of securities of certain of the Funds and other funds or other investment companies or clients supervised by the Managers or their affiliates are considered at or about the same time, the trades may be aggregated for execution and then allocated by the Managers among the several investment companies and clients in a manner designated to be equitable to each party, taking into account the respective sizes of the Funds or clients and the amount of securities to be purchased or sold. It is recognized that it is possible that in some cases this procedure could have a detrimental effect on the price or volume of the security, in so far as a particular Fund is concerned. However, in other cases it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to all the Funds.

The Funds are authorized, to the extent consistent with their respective investment policies and restrictions and in compliance with applicable rules under the 1940 Act, to acquire securities of broker/dealers.

Most foreign stock exchange transactions are executed at fixed commission rates. Fixed commissions on foreign stock exchange transactions are generally higher than negotiated commissions on U.S. transactions. The Managers will endeavor to achieve the best net results in effecting portfolio transactions for Funds on foreign stock exchanges. There is also generally less government supervision and regulation of foreign stock exchanges and brokers than in the U.S.


Additional Information Regarding
Valuation and Redemption
of Shares of the Funds



Calculation of Net Asset Value

As noted in the Prospectus, each Fund will generally calculate its net asset value only on days when the New York Stock Exchange (the "Exchange") is open for trading, even though trading in the portfolio securities of a Fund may occur on other days in other markets or over-the-counter. As of the date of this Statement of Additional Information, the Funds are informed that the New York Stock Exchange will be closed in observance of the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.

Funds Other than Money Fund

The net asset value per share of each Fund except the Money Fund is calculated as follows: the aggregate of all liabilities, including, without limitation, the current market value of any outstanding options written by a Fund, if any, accrued expenses and taxes and any necessary reserves, is deducted from the total gross value of all assets, and the difference is divided by the number of shares of that Fund outstanding at the time. For the purpose of determining the aggregate net assets of each Fund (except the Money Fund), cash and receivables are valued at their realizable amounts, interest is recorded as accrued, and dividends are recorded on the ex-dividend date.

Portfolio securities listed on a securities exchange or on NASDAQ for which market quotations are readily available are valued at the last quoted sale price of the day or, if there is no such reported sale, within the range of the most recent quoted bid and ask prices. Over-the-counter portfolio securities for which market quotations are readily available are valued within the range of the most recent bid and ask prices as obtained from one or more dealers that make markets in the securities. Portfolio securities which are traded both in the over-the-counter market and on a securities exchange are valued according to the broadest and most representative market as determined by the Managers. Portfolio securities underlying actively traded options are valued at their market price as determined above. The current market value of any option held by a Fund is its last sales price on the relevant Exchange prior to the time when assets are valued. Lacking any sales that day or if the last sale price is outside the bid and ask prices, the options are valued within the range of the current closing bid and ask prices if such valuation is believed to fairly reflect the contract's market value. If a Fund should have an open option position as to a security, the valuation of the contract will be within the range of the bid and ask prices.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors, including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the Board of Trustees.

The value of a foreign security is determined in its national currency as of the close of trading on the foreign exchange on which it is traded or as of the scheduled close of trading on the Exchange, if that is earlier, and that value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, Eastern time, on the day the value of the foreign security is determined. If no sale is reported at that time, the mean between the current bid and ask price is used. Occasionally, events which affect the values of foreign securities and foreign exchange rates may occur between the times at which values and rates are determined and the close of the Exchange and will, therefore, not be reflected in the computation of a Fund's net asset value. If events materially affecting the value of these foreign securities occur during such periods, then these securities will be valued in accordance with procedures established by the Board of Trustees.

Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business in New York on each day on which the Exchange is open. Trading in European or Far Eastern securities generally, or in a particular country or countries, may not take place on every Exchange business day. Furthermore, trading takes place in various foreign markets on days which are not business days for the Exchange and on which the Fund's net asset value is not calculated. Each Fund calculates net asset value per Share, and therefore effects sales and redemptions of its Shares, as of the close of the Exchange once on each day on which that Exchange is open. Such calculation does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in such calculation and if events occur which materially affect the value of these foreign securities, they will be valued at fair market value as determined by the Managers and approved in good faith by the Board of Trustees.

All Money Market Instruments owned by Funds other than the Money Market Fund are valued at current market, as discussed above. With the approval of trustees, a Fund may utilize a pricing service, bank or broker/dealer to perform any of the above described functions.

Money Market Fund

The valuation of the Fund's portfolio securities (including any securities held in the segregated account maintained for when-issued securities) is based upon their amortized cost, which does not take into account unrealized capital gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in calculation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield on shares of the Fund computed as described above may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by the Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing solely market values, and existing investors in the Fund would receive less investment income. The converse would apply in a period of rising interest rates.

The Fund's use of amortized cost which facilitates the maintenance of the Fund's per share net asset value of $1.00 is permitted by a Rule adopted by the SEC, pursuant to which the Fund must adhere to certain conditions.

The Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, only purchase instruments having remaining maturities of 397 calendar days or less, and invest only in those U.S. dollar-denominated instruments that the Board of Trustees determines present minimal credit risks and which are, as required by the federal securities laws, rated in one of the two highest rating categories as determined by nationally recognized statistical rating agencies, instruments deemed comparable in quality to such rated instruments, or instruments, the issuers of which, with respect to an outstanding issue of short-term debt that is comparable in priority and protection, have received a rating within the two highest categories of nationally recognized statistical rating agencies. Securities subject to floating or variable interest rates with demand features in compliance with applicable rules of the SEC may have stated maturities in excess of one year. The trustees have agreed to establish procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures will include review of the Fund's portfolio holdings by the trustees, at such intervals as they may deem appropriate, to determine whether the Fund's net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the trustees. If such deviation exceeds 1/2 of 1%, the trustees will promptly consider what action, if any, will be initiated. In the event the trustees determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, they will take such corrective action as they regard as necessary and appropriate, which may include the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends, redemptions of shares in kind, or establishing a net asset value per share by using available market quotations.


Additional Information



Additional Information Regarding Taxation

As stated in the Prospectus, each Fund intends to be treated as a regulated investment company under Subchapter M of the Code.

Any Fund's investment in options, futures contracts and forward contracts, including transactions involving actual or deemed short sales or foreign exchange gains or losses are subject to many complex and special tax rules. For example, over-the-counter options on debt securities and equity options, including options on stock and on narrow-based stock indexes, will be subject to tax under Section 1234 of the Code, generally producing a long-term or short-term capital gain or loss upon exercise, lapse, or closing out of the option or sale of the underlying stock or security. By contrast, the Fund treatment of certain other options, futures and forward contracts entered into by a Fund is generally governed by Section 1256 of the Code. These "Section 1256" positions generally include listed options on debt securities, options on broad-based stock indexes, options on securities indexes, options on futures contracts, regulated futures contacts and certain foreign currency contacts and options thereon.

Absent a tax election to the contrary, each such Section 1256 position held by a Fund will be marked-to-market (i.e., treated as if it were sold for fair market value) on the last business day of the Fund's fiscal year, and all gain or loss associated with fiscal year transactions and mark-to-market positions at fiscal year end (except certain foreign currency gain or loss covered by Section 988 of the Code) will generally be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The effect of Section 1256 mark-to-market rules may be to accelerate income or to convert what otherwise would have been long-term capital gains into short-term capital gains or short-term capital losses into long-term capital losses within the Fund. The acceleration of income on Section 1256 positions may require the Fund to accrue taxable income without the corresponding receipt of cash. In order to generate cash to satisfy the distribution requirements of the Code, the Fund may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of Fund shares. In these ways, any or all of these rules may affect both the amount, character and timing of income distributed to shareholders by the Fund.

When a Fund holds an option or contract which substantially diminishes the Fund's risk of loss with respect to another position of the Fund (as might occur in some hedging transactions), this combination of positions could be treated as a "straddle" for tax purposes, resulting in possible deferral of losses, adjustments in the holding periods of Fund securities and conversion of short-term capital losses into long-term capital losses. Certain tax elections exist for mixed straddles (i.e., straddles comprised of at least one Section 1256 position and at least one non-Section 1256 position) which may reduce or eliminate the operation of these straddle rules.

In order for a Fund to qualify as a regulated investment company, at least 90% of the Fund's annual gross income must consist of dividends, interest and certain other types of qualifying income, and no more than 30% of its annual gross income may be derived from the sale or other disposition of securities or certain other instruments held for less than 3 months. Foreign exchange gains, derived by a Fund with respect to the Fund's business investing in stock or securities, or options or futures with respect to such stock or securities constitute income for purposes of this 90% limitation.

Currency speculation or the use of currency forward contracts or other currency instruments for non-hedging purposes may generate gains deemed to be not directly related to a Fund's principal business of investing in stock or securities and related options or futures. Under current law, non-directly-related gains arising from foreign currency positions or instruments held for less than 3 months are treated as derived from the disposition of securities held less than 3 months in determining the Fund's compliance with the 30% limitation. The Funds will limit their activities involving foreign exchange gains to the extent necessary to comply with these requirements.

The federal income tax treatment of interest rate and currency swaps is unclear in certain respects and may in some circumstances result in the realization of income not qualifying under the 90% test described above or be deemed to be derived from the disposition of securities held less than three months in determining a Fund's compliance with the 30% limitation. The Funds will limit their interest rate and currency swaps to the extent necessary to comply with these requirements.

If a Fund owns shares in a foreign corporation that constitutes a "passive foreign investment company" (a "PFIC") for federal income tax purposes and the Fund does not elect to treat the foreign corporation as a "qualified electing fund" within the meaning of the Code, the Fund may be subject to U.S. federal income on a portion of any "excess distribution" it receives from the PFIC or any gain it derives from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its U.S. shareholders. The Fund may also be subject to additional interest charges in respect of deferred taxes arising from such distributions or gains. Any federal income tax paid by a Fund as a result of its ownership on shares of a PFIC will not give rise to a deduction or credit to the Fund or to any shareholder. A PFIC means any foreign corporation if, for the taxable year involved, either (i) it derives at least 75 percent of its income from "passive income" (including, but not limited to, interest, dividends, royalties, rents and annuities), or (ii) on average, at least 50 percent of the value (or adjusted basis, if elected) of the assets held by the corporation produce "passive income".

On April 1, 1992, proposed U.S. Treasury regulations were issued regarding a special mark to market election for regulated investment companies. Under these regulations, the annual mark-to-market gain, if any, on shares held by a Fund in a PFIC would be treated as an excess distribution received by the Fund in the current year, eliminating the deferral and the related interest charge. Such excess distribution amounts are treated as ordinary income, which the Fund will be required to distribute to shareholders even though the Fund has nor received any cash to satisfy this distribution requirement. These regulations would be effective for taxable years ending after the promulgation of the proposed regulations as final regulations.

Miscellaneous Information

The organizational expenses of certain series of the Trust are being amortized on a straight line basis over a period of five years from the commencement of the offering of any such Fund's shares. Policyholders allocating payments to shares of a Fund after the effective date of the Trust's Registration Statement under the Securities Act of 1933 will be bearing such expenses during the amortization period only as such charges are accrued daily against the investment income of that Fund.

As of December 31, 1994, Allianz Life Variable Account A, Allianz Life Variable Account B and Preferred Life Variable Account C owned .09%, 92.73%, and 7.18%, respectively, of the issued and outstanding shares of the Trust.

Policyholders will be informed of each Fund's progress through periodic reports. Financial statements certified by independent public auditors will be available at least annually.

The shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable as partners for its obligations. However, the Trust's Agreement and Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of each Fund's assets for any shareholder held personally liable for obligations of that Fund or the Trust. The Declaration of Trust provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of a Fund or the Trust and shall satisfy any judgment thereon. All such rights are limited to the assets of the Fund of which a shareholder holds shares. The Declaration of Trust further provides that the Trust may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and the Fund itself is unable to meet its obligations.

The Trust is registered with the SEC as a management investment company. Such registration does not involve supervision of the management or policies of the Funds by the SEC. The Prospectus and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the SEC, copies of which may be obtained from the SEC upon payment of the prescribed fee.

Access persons of the Franklin Templeton Group, as defined in SEC Rule 17(j) under the 40 Act, who are employees of Franklin Resources, Inc. or its subsidiaries, are permitted to engage in personal securities transactions subject to the following general restrictions and procedures: (1) The trade must receive advance clearance from a Compliance Officer and must be completed within 24 hours after this clearance; (2) Copies of all brokerage confirmations must be sent to the Compliance Officer and within 10 days after the end of each calendar quarter, a report of all securities transactions must be provided to the Compliance Officer; (3) In addition to items (1) and (2), access persons involved in preparing and making investment decisions must file annual reports of their securities holdings each January and also inform the Compliance Officer (or other designated personnel) if they own a security that is being considered for a fund or other client transaction or if they are recommending a security in which they have an ownership interest for purchase or sale by a fund or other client.


Financial Statements



The audited financial statements contained in the Trust's Annual Report dated December 31, 1994, including the auditors' report, and the unaudited financial statements contained in the Trust's Semiannual Report Dated June 30, 1995, are incorporated herein by reference.


FRANKLIN VALUEMARK FUNDS

Report of Independent Auditors



To the Shareholders and Board of Trustees of Franklin Valuemark Funds:

We have audited the accompanying statement of assets and liabilities of Franklin Valuemark Funds, Small Cap Fund (one of the funds constituting the Franklin Valuemark Funds) as of September 20, 1995. This financial statement is the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. Our procedures included confirmation of cash held as of September 20, 1995 with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of Franklin Valuemark Funds, Small Cap Fund as of September 20, 1995 in conformity with generally accepted accounting principals.

                                                   COOPERS & LYBRAND L.L.P.

San Francisco, California
September 29, 1995



FRANKLIN VALUEMARK FUNDS

Small Cap Fund

Statements of Assets and Liabilities
September 20, 1995

Assets:
Cash held by custodian: ................................................................................   $250,000

Net Assets .............................................................................................   $250,000


Shares of beneficial interest, $0.01 par value, unlimited shares authorized ............................     25,000


Net asset value, and redemption price, per share .......................................................        $10.00







Note: Franklin Valuemark Funds, Small Cap Fund ("the Fund") is a series of the
Franklin Valuemark Funds, an investment company organized as a Massachusetts business trust consisting of twenty-two separate investment portfolios, each of which has different investment objectives. As part of its organization, the Fund has issued, in a private placement, 25,000 shares of beneficial interest to Allianz Life Insurance Company of North America, Inc. at $10.00 per share. These shares have been designated as "initial shares."


The accompanying notes are an integral part of these financial statements.



FRANKLIN VALUEMARK FUNDS

Statement of Investments in Securities and Net Assets, August 31, 1995 (unaudited)


              Shares
             Warrants                                                                                       Value
 Country*    & Rights     Templeton Global Asset Allocation Fund                                          (Note 1)
                          Common Stocks  31.7%

                          Argentina  0.3%
    US           1,000    Telecom Argentina Stet France, SA, ADR ....................................     $  43,500
                          Australia  1.6%
    AU          56,600    C.E. Heath International Holdings .........................................        74,451
    AU          40,000    Pacific BBA, Ltd. .........................................................        81,779
    AU           2,550    Pacific Dunlop, Ltd. ......................................................         6,018
    AU          10,000    Renison Goldfields Consolidated, Ltd. .....................................        41,716
                                                                                                            203,964
                          Austria  0.6%
    AT           1,060    Bohler Uddeholm, AG, 144a..................................................        76,488
                          Bermuda  0.6%
    US             620    Ace Ltd. ..................................................................        19,065
    US           2,000    Partnerre, Ltd. ...........................................................        55,750
                                                                                                             74,815
                          Brazil  2.4%
    US           4,500    Cia Energetica de Minas Gerais, ADR .......................................       101,395
    US           4,700    Companhia Siderurgica Nacional, ADR .......................................       104,170
    US           3,800    Lojas Americanas SA, ADR ..................................................       100,827
                                                                                                            306,392
                          Canada  0.9%
    CA           5,400    Hudsons Bay Co ............................................................       108,583
                          Denmark  0.2%
    DK             400    Tele Danmark AS-B .........................................................        20,996
                          Finland  1.9%
    FI          10,000    Enso Gutzeit Oy ...........................................................        86,589
    FI             750    Metsa Serla Oy ............................................................        29,566
    FI           2,400    Outokumpu Oy ..............................................................        44,735
    FI           4,200    Repola Oy .................................................................        80,295
                                                                                                            241,185
                          France  1.2%
    FR           2,400    Banque Nationale de Paris .................................................        98,406
    FR             800    Societe Elf Aquitane, SA...................................................        58,553
                                                                                                            156,959
                          Germany  0.9%
    DD             360    Volkswagen, AG ............................................................       110,109
                          Hong Kong  2.8%
    HK          22,000    Cheung Kong Holdings, Ltd .................................................       109,133
    HK          65,000    Grand Hotel Holdings, Ltd. ................................................        22,252
    HK         376,000    Hon Kwok Land Investment Co., Ltd. ........................................       103,217
    HK         100,000    Shun Tak Holdings .........................................................        83,968
    HK         134,000    Yue Yuen Industrial (Holdings), Ltd .......................................        34,275
                                                                                                            352,845
                          Indonesia  0.7%
    US          10,400   aAsia Pacific Resources International, Class A..............................        92,300
                          Italy  0.2%
    IT          10,000    STET (Sta Finanziaria Telefonica Torino), SPA..............................        30,569
                          Japan  0.8%
    JP           8,000    Daito Trust Construction Co., Ltd .........................................        99,821
                          Mexico  1.0%
    MX          76,200    Cifra SA, Series B ........................................................     $  97,147
    US           3,000    Empresas ICA Sociedad Controladora, SA, ADR................................        36,000
                                                                                                            133,147
                          Netherlands  0.2%
    NL             400    International Nederlanden Group............................................        22,218
    NL             400    International Nederlanden Group, trading cpn. .............................           467
                                                                                                             22,685
                          Norway  1.1%
    NO           7,800    Elkem, AS..................................................................        94,781
    NO           1,700    Hafslund Nycomed, SA, Class B..............................................        40,255
                                                                                                            135,036
                          Spain  0.8%
    ES          10,500    Iberdrola, SA..............................................................        80,621
    ES           1,750    Telefonica de Espana, SA ..................................................        23,720
                                                                                                            104,341
                          Sweden  2.8%
    SE           2,300    Electrolux, AB, B .........................................................       100,325
    SE           5,000    Marieberg Tidnings, AB, A .................................................       102,714
    SE           1,000    Pharmacia, AB, Series B....................................................        27,117
    SE           4,800    Skandia Foersaekrings, AB..................................................        98,606
    SE           1,650    Svenska Handelsbanken, Class A.............................................        25,761
                                                                                                            354,523
                          Switzerland  1.0%
    CH              80    Ciba-Geigy, AG.............................................................        56,633
    CH              50    Kuoni Reisen Holding, AG, B................................................        75,937
                                                                                                            132,570
                          United Kingdom  0.6%
    GB           8,400    Dawson International, Plc..................................................        16,683
    GB          10,000    Lex Service, Plc...........................................................        58,106
                                                                                                             74,789
                          United States  9.1%
    US           2,860   aAK Steel Holdings Corp. ...................................................        91,163
    US           3,400    Beacon Properties Corp. ...................................................        73,100
    US           4,300    Carr Realty Corp. .........................................................        82,775
    US             600    Chemical Banking Corp. ....................................................        34,950
    US           1,400    Citicorp ..................................................................        92,925
    US             500    Dayton-Hudson Corp. .......................................................        36,563
    US           4,950   aFruit of the Loom Inc., A..................................................       116,325
    US             800    General Public Utilities Corp. ............................................        22,900
    US           3,000    HGI Realty Inc ............................................................        75,375
    US           3,300    Highwood Properties Inc., REIT.............................................        82,500
    US           2,900    Limited (The), Inc. .......................................................        53,650
    US           1,800    Peco Energy Co ............................................................        47,925
    US           1,200    Sun Co., Inc ..............................................................        31,950
    US           1,400    Texas Utilties Electric Co ................................................        48,650
    US           2,000    UNUM Corp. ................................................................        96,000
    US           2,400    Valero Energy Corp. .......................................................        54,900





                          United States 9.1%
    US           1,000    Weeks Corp. ...............................................................     $  25,500
    US           6,000    Wheelabrator Technologies Inc .............................................        93,750
                                                                                                          1,160,901
                          Total Common Stocks (Cost $4,008,977)......................................     4,036,518
               Face
              Amount
                          Bonds  22.7%
                          Argentina  1.5%
    US         125,000    Bocon Previsionales II, 5.0625%, FRN, 4/01/01 .............................        99,500
    US         100,000    Bridas Corp., Yankee, 12.50%, 11/18/99 ....................................        97,000
                                                                                                            196,500
                          Australia  1.6%
    AU         100,000    Queensland Treasury Corp., 8.00%, 8/14/01 .................................        72,639
    AU         100,000    Queensland Treasury Corp. Exch. Global, 8.00%, 5/14/03 ....................        70,943
    AU          75,000    Treasury Corp. of Victoria, 8.25%, 10/15/03 ...............................        53,966
                                                                                                            197,548
                          Brazil  0.8%
    US         118,750    Government of Brazil, 6.6875%, FRN A, 1/01/01 .............................        98,266
                          Canada  1.4%
    CA         140,000    Government of Canada, 10.50%, 3/01/01 .....................................       117,234
    CA          80,000    Government of Canada, 9.00%, 12/01/04 .....................................        63,589
                                                                                                            180,823
                          Czech Republic  0.7%
    CS       2,500,000    Skofin, 11.625%, 2/09/98, 144a.............................................        93,678
                          Denmark  0.8%
    DK         235,000    Government of Denmark, 8.00%, 5/15/03 .....................................        41,561
    DK         245,000    Kingdom of Denmark, 7.00%, 12/15/04 .......................................        40,249
    DK         120,000    Kingdom of Denmark, 8.00%, 3/15/06 ........................................        20,801
                                                                                                            102,611
                          Ecuador  0.8%
    US         306,446    Republic of Ecuador, 7.25%, FRN, 2/27/15 ..................................        99,786
                          France  0.9%
    FR         280,000    Government of France, emp oat, 8.50%, 3/28/00 .............................        59,678
    FR         264,000    Government of France, 9.50%, 1/25/01 ......................................        58,668
                                                                                                            118,346
                          Germany  3.3%
    DD         100,000    Deutsche Bundespost, 7.75%, 10/01/04 ......................................        71,676
    DD         150,000    Federal Republic of Germany, 8.00%, 7/22/02 ...............................       110,640
    DD          85,000    Federal Republic of Germany, 7.125%, 12/20/02 .............................        59,842
    DD          90,000    Federal Republic of Germany, 6.50%, 7/15/03 ...............................        60,891
    DD          80,000    Federal Republic of Germany, Bundes, 8.25%, 9/20/01 .......................        59,815
    DD          85,000    Federal Republic of Germany, Bundesobl, 6.625%, 1/20/98 ...................        59,940
                                                                                                            422,804
                          India  0.6%
    US          75,000    Essar Gujarat, Ltd., 5.50%, conv., 8/05/98 ................................        75,375
                          Mexico  2.0%
    US         250,000    United Mexican States, FRN, 7/20/97, 144a..................................       255,313
                          New Zealand  1.9%
    NZ         195,000    Government of New Zealand, 6.50%, 2/15/00 .................................    $  119,290
    NZ         140,000    Government of New Zealand, 10.00%, 3/15/02 ................................        99,439
    NZ          35,000    Government of New Zealand, 8.00%, 4/15/04 .................................        22,856
                                                                                                            241,585
                          Trinidad and Tobago  0.8%
    US         100,000    Sei Holdings IX Inc., 11.00%, 11/30/00, 144a...............................       100,250
                          United States  5.6%
    US         200,000    U.S. Treasury Bond, 7.625%, 2/15/25 .......................................       222,844
    US         454,000    U.S. Treasury Note, 7.50% - 8.00%, 11/15/01 ...............................       484,890
                                                                                                            707,734
                                Total Bonds (Cost $2,926,662)........................................     2,890,619
                         gShort Term Investments  19.8%
    US         225,000    Federal Home Loan Bank, 5.64%, 10/26/95 ...................................       223,074
    US       1,020,000    Federal Home Loan Mortgage Corp., 5.65% - 5.67%, 10/09/95 .................     1,015,105
    US         360,000    Federal National Mortgage Assn., 5.67%, 9/28/95 ...........................       358,664
    US         924,000    U.S. Treasury Bill, 5.37% to 5.41%, 9/21/95 ...............................       921,204
                                Total Short Term Investments (Cost $2,517,677) ......................     2,518,047
                                Total Investments Before Repurchase Agreements ......................     9,445,184
                         hReceivables from Repurchase Agreements
    US       3,355,000    Chase Securities Inc., 5.80%, 09/01/95 (Maturity Value $3,346,613)
                            Collateral: U.S. Treasury Note, 5.375%, 5/31/98 .........................     3,275,000
                                    Total Investments (Cost $9,453,316)  74.2%
                                    Unrealized Gain in Forward Exchange Contracts  0.1% .............         2,153
                                    Other Assets and Liabilities, Net  25.7% ........................        (5,677)
                                    Net Assets  100.0% ..............................................   $12,716,660


                          At August 31, 1995, the net unrealized appreciation based on the cost of investments for incime tax purposes of $9,453,316 was as follows:
                            Aggregate gross unrealized appreciation for all investments in which
                             there was an excess of value over tax cost .............................    $  128,658
                            Aggregate gross unrealized depreciation for all investments in which
                             there was an excess of tax cost over value .............................      (136,790)
                            Net unrealized depreciation..............................................      $ (8,132)


COUNTRY LEGEND:
AU   - Australia
AT   - Austria
CA   - Canada
CH   - Switzerland
CS - Czech Republic
DD - Germany
DK - Denmark
ES - Spain
FI - Finland
FR -France

GB   - United Kingdom
HK   - Hong Kong
IT   - Italy
JP   - Japan
MX   - Mexico
NL   - Netherlands
NO   - Norway
NZ   - New Zealand
SE   - Sweden
US   - United States of America
*Securities traded in currency of country indicated.
aNon-income producing.
gCertain short-term securities are traded on a discount basis; the rates shown are the discount rates at the time of purchase by the Fund. Other securities bear interest at the rate shown, payable at fixed dates or upon maturity.
hFace amount for repurchase agreements is for the underlying collateral.

The accompanying notes are an integral part of these financial statements.



FRANKLIN VALUEMARK FUNDS

Financial Statements

Statements of Assets and Liabilities
August 31, 1995 (unaudited)

                                                                                                          Templeton
                                                                                                        Global Asset
                                                                                                       Allocation Fund
Assets:
 Investments in securities:
  At identified cost ...............................................................................    $ 9,453,316


  At value .........................................................................................      9,445,184
 Receivable from repurchase agreements, at value and cost ..........................................      3,275,000
 Cash ..............................................................................................        135,007
 Unrealized gain on forward foreign currency contracts (Note 1) ....................................          2,153
 Receivables:
  Dividends and interest ...........................................................................         73,072
  Capital shares sold ..............................................................................        126,887
      Total asset ..................................................................................     13,057,303
Liabilities:
 Payables:
  Investments securities purchases .................................................................        334,221
  Management fees ..................................................................................          5,409
  Accrued expenses and other liabilities ...........................................................          1,013
      Total liabilities ............................................................................        340,643
Net assets, at value ...............................................................................    $12,716,660


Net assets consist of:
 Undistributed net investment income ...............................................................      $  81,103
 Unrealized depreciation on investments and translation of assets and liabilities denominated in foreign
 currencies ........................................................................................         (6,606)
 Net realized gain from investments and foreign currency transactions ..............................            927
 Capital shares ....................................................................................         12,360
 Additional paid-in capital ........................................................................     12,628,876
Net assets, at value ...............................................................................    $12,716,660


Shares outstanding .................................................................................      1,235,999


Net assets value per share .........................................................................            $10.29





The accompanying notes are an integral part of these financial statements.



FRANKLIN VALUEMARK FUNDS

Financial Statements (cont.)

Statements of Operations
for the period ended August 31, 1995

                                                                                                          Templeton
                                                                                                        Global Asset
                                                                                                       Allocation Fund
                                                                                                         (unaudited)
Invesment income:
 Interest ..........................................................................................        $83,346
 Dividend ..........................................................................................         14,046

      Total income .................................................................................         97,392

Expenses:
 Management fees (Note 6) ..........................................................................         10,239
 Administrative fees (Note 6) ......................................................................          2,650
 Reports to shareholders ...........................................................................            500
 Trustees' fees and expenses .......................................................................            100
 Custodian fees ....................................................................................          1,600
 Audit fees ........................................................................................          1,000
 Legal fees ........................................................................................            150
 Registration fees .................................................................................             50

      Total expenses ...............................................................................         16,289
      Net investment income ........................................................................         81,103

Realized and unrealized gain (loss) from investments and foreign currency:
 Net realized gain (loss) from:
  Investments ......................................................................................          5,895
  Foreign currency transactions ....................................................................         (4,968)
 Net unrealized (depreciation) on:
  Investments ......................................................................................         (8,132)
  Translation of assets and liablities in foreign currencies .......................................          1,526

Net realized and unrealized (loss) from investments and foreign currency ...........................         (5,679)

Net increase in net assets resulting from operations ...............................................        $75,424




The accompanying notes are an integral part of these financial statements.



FRANKLIN VALUEMARK FUNDS

Financial Statements (cont.)

Statements of Changes in Net Assets


                                                                                                          Templeton
                                                                                                        Global Asset
                                                                                                       Allocation Fund
                                                                                                       April 19, 1995
                                                                                                        (commencement
                                                                                                      of operations) to
                                                                                                       August 31, 1995
                                                                                                         (unaudited)
Increase (decrease) in net assets:
Operations:
 Net investment income .............................................................................      $  81,103
 Net realized gain from investments and foreign currency transactions ..............................            927
 Net unrealized depreciation on investments and translation of assets and liabilities denominated in
 foreign currency ..................................................................................         (6,606)

      Net increase in net assets resulting from operations .........................................         75,424
Increase in net assets from capital shares transactions (Note 3) ...................................     12,141,236

Net increase in net assets .........................................................................     12,216,660
Net assets:
 Beginning of period ...............................................................................        500,000

 End of period .....................................................................................    $12,716,660


Undistributed net investment income included in net assets:
 Beginning of period ...............................................................................          $  --


 End of period .....................................................................................     $   81,103




The accompanying notes are an integral part of these financial statements.



FRANKLIN VALUEMARK FUNDS

Notes to Financial Statements (unaudited)




1. SIGNIFICANT ACCOUNTING POLICIES

Templeton Global Asset Allocation Fund (the Fund) is a separate series of the Franklin Valuemark Funds (the Trust), an open-end diversified management investment company (mutual fund) registered under the Investment Company Act of 1940 as amended. The Trust currently consist of twenty one separate funds (the Funds). Each of the Funds issues a separate series of the Trust shares and maintains a separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts issued by Allianz Life Insurance Company of North American Life and Casualty Company (NALAC), and its affiliates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

a. Security Valuation:

Portfolio securities listed on a securities exchange or on the NASDAQ National Market System for which market quotations are readily available are valued at the last quoted sale price of the day or, if there is no such reported sale, within the range of the most recent quoted bid and asked prices. Other securities for which market quotations are readily available are valued at current market values, obtained from pricing services,. which are based on a variety of factors, including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific securities. Portfolio securities which are traded both in the over the counter market and on the securities exchange are valued according to the broadest and most representative market as determined by the Manager. Other securities for which market quotations are not available, if any, are valued in accordance with procedures established by the Board of Trustees.

The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the close of trading on the New York Stock Exchange, if that is earlier, and that value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the mean between the current bid and asked price is used. Occasionally, events which affect the values of foreign securities and foreign exchange rates may occur between the times at which they are determined and the close of the exchange and will, therefore, not be reflected in the computation of the Fund's net assets value, unless material. If events which materially affect the value of these foreign securities occur during such period, then these securities will be valued in accordance with procedures established by the Board of Trustees.

The fair values of securities restricted as to resale, If any, are determined following procedures established by the Board of Trustees.

b. Income Taxes:

The Fund intends to continue to qualify for the tax treatment applicable to regulated investment companies under the Internal Revenue Code and to make the requisite distribute to its shareholders which will be sufficient to relieve it from income taxes. Therefore, no income tax provision is required. Each Fund is treated as a separate entity in the determination of compliance with the Internal Revenue Code.

c. Security Transactions:

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains gains and losses on security transactions are determined on the basis of specific identification for both financial statement and income tax purposes.

Net realized capital gains or losses differ for financial statements and tax purposes primarily due to differing treatments of wash sale and realized gain or loss on foreign currency transactions.

d. Investment Income, Expense and Distributions:

Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily. Bond discount and premium, if any, are amortized as required by the Internal revenue Code.

e. Expense Allocation:

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. In all other respects, expenses are charged to each Fund as incurred on a specific identification basis.



f. Foreign Currency Translation:

The accounting records of the Trust are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the rate of exchange of such currencies against U.S. Dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and are recognized when reported by the custodian bank.

The Trust doses not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade date and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other then investments in securities at fiscal year end, resulting from changes in exchange rates.

g. Repurchase Agreements:

The Fund may enter into a Joint Repurchase Agreements whereby the Fund's uninvested cash balance is deposited into a joint cash account to be used to invest in one or more repurchase agreements with government securities dealers recognized by the Federal Reserve Board and/or member banks of the Federal Reserve System. The value and face amount of the Joint Repurchase Agreement are allocated to the Fund based on their pro rated interest.

In a repurchase agreement, the Trust purchases a U.S. Government security from a dealer or bank subject to an agreement to resell it at a mutually agreed upon price and date. Such a transaction is accounted for as a loan by the Trust to the seller, collaterized by the underlying security. The transaction requires the initial collaterazation of the sellers obligation by U.S. Government securities with market value, including accrued interest, of at least 102% of the dollar amount invested by the trust, with the value of the underlying security marked to market daily to maintain coverage of at least 100%. The collateral is delivered to the Trust's custodian and held until resold to the dealer or bank. At June 30, 1995, all outstanding repurchase agreements held by the Trust had been entered into in that date.


2. FORWARD FOREIGN CURRENCY CONTRACTS

A forward currency contract, which is individually negotiated and privately traded by currency traders and their customers, is a commitment to purchase or sell a specific currency for an agreed-upon price at a future date.

The fund may enter into forward contracts with the objective of minimizing the risk to the fund from adverse changes in the relationship between currencies or to enhance income. The Fund may also enter into a forward contract in relation to a security denominated in a foreign currency or when it anticipates receipt in a foreign currency of dividends or interest payments in order to lock in the U.S. dollar price of a security or the U.S. dollar equivalent of such dividend or interest payments.

Any gain or loss realized from a forward currency contract is recorded as a realized gain or loss from investments. See the accompanying Statement of Operations for the fund's total realized gains or losses from investments during the year.

The Fund segregates in its custodian bank sufficient cash, cash equivalents or readily marketable debt securities as collateral for commitments created by open forward contracts. The Fund could be exposed to risks if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.






As of August 31, 1995, the Fund had the following forward foreign currency contracts outstanding:

                                                                In                              Unrealized
                     Contracts to Sell                     Exchange for  Settlement Date        gain (loss)
             --------------------------------                ---------     ----------            ---------
           70,000   Deutsche Marks.................      U.S.  $ 47,548     09/05/95         U.S.  $  (146)
           60,000   Canadian dollars...............        U.S.  44,037     09/11/95                  (642)
          135,000   Deutsche Marks.................        U.S.  95,030     09/14/95                 3,013
           70,000   Deutsche Marks.................        U.S.  47,381     09/18/95                  (341)
           70,000   Deutsche Marks.................        U.S.  47,975     09/18/95                   254
          130,000   Deutsche Marks.................        U.S.  88,004     09/18/95                  (621)
           65,000   Deutsche Marks.................        U.S.  43,987     09/21/95                  (331)
          130,000   Deutsche Marks.................        U.S.  87,495     09/28/95                (1,169)
           68,000   Deutsche Marks.................        U.S.  45,617     09/28/95                  (760)
                                                             ---------                           ---------
                                                         U.S.  $547,074                               (743)
                                                             ---------                           ---------
                     Contracts to Buy
             --------------------------------
           70,000   Deutsche Marks.................      U.S.  $ 47,155     09/05/95                   540
          135,000   Deutsche Marks.................        U.S.  91,594     09/14/95                   424
           70,000   Deutsche Marks.................        U.S.  47,048     09/18/95                   673
           70,000   Deutsche Marks.................        U.S.  47,499     09/18/95                   222
          130,000   Deutsche Marks.................        U.S.  88,082     09/18/95                   543
           65,000   Deutsche Marks.................        U.S.  43,824     09/21/95                   494
                                                             ---------                           ---------
                                                               $365,202                              2,896
                                                             ---------                           ---------
                                                             ---------
      Net unrealized appreciation                                                           U.S.  $  2,153
                                                                                                 =========

3. TRUST SHARES

At August 31, 1995, there was an unlimited number of $.01 par value shares authorized. Transactions in the fund's shares for the period ended August 31, 1995 were as follows:

                                                                        Shares       Amount
                                                                       --------     ---------
                  Period ended August 31, 1995
                   Shares sold ...................................      184,045   $  1,884,682
                   Shares issued in reinvestment of distributions            --             --
                   Shares redeemed ...............................      (26,188)      (270,026)
                   Changes from exercise of exchange privilege:
                    Shares sold ..................................    1,029,364     10,539,118
                    Shares redeemed ..............................       (1,223)       (12,538)
                                                                       --------     ---------
                  Net increase ...................................    1,185,999    $12,141,236
                                                                       ========     =========

4. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding purchases and sales of short-term securities) for the period ended August 31, 1995 aggregated $7,538,835 and $613,671, respectively.


5. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Templeton, Galbraith & Hansberger, Ltd. (TGH) under the terms of a management agreement, provides investment advice, administrative services, office space and facilities to the Fund, and receives fees computed monthly on the average daily net assets as follows:

Annualized Fee Rate            Average Daily Net Assets
-------------          ----------------------------------
0.65 of 1%       First $200 million
0.585 of 1%      over $200 million, up to and including $1.3 billion
0.52 of 1%       over $1.3 billion








Templeton Global Investors, Inc. serves as the business manager for the Fund and receives from TGH fees computed monthly on the average net net assets of the Fund as follows:

Annualized Fee Rate            Average Daily Net Assets
-------------          ----------------------------------
0.150 of 1%      First $200 million
0.135 of 1%      over $200 million, up to and including $700 million
0.100 of 1%      over $700 million up to and including $1.2 billion
0.075 of 1%      over $1.2 billion

Under a subadvisory agreement, Templeton Investment Counsel, Inc. (TICI or the Subadvisor) provides services to the Fund, and receives from TGH fees computed monthly on the average daily net assets of the fund as follows:

Annualized Fee Rate            Average Daily Net Assets
-------------          ----------------------------------
0.25 of 1%       First $200 million
0.225 of 1%      over $200 million, up to and including $1.3 billion
0.20 of 1%       over $1.3 billion

The terms of the management agreement provide that aggregate annual expenses of the Fund be limited to the extent necessary to comply with the limitations set forth in the laws, regulations and administrative interpretations of the states in which the Fund's shares are registered.

There were no reimbursement to the Fund under this provision for the period ended August 31, 1995.


6. RULE 144A SECURITIES

Rule 144A provides a non-exclusive safe harbor exemption from the registration requirements of the Securities Act of 1933 for the specified resales of restricted securities to qualified institutional investors. The Fund value these securities as disclosed in Note 1. At August 31, 1995, Rule 144A securities were held as follows:

Value .............................................    $432,051
Ratio of value to net assets ......................       3.40%


7. FINANCIAL HIGHLIGHTS

                                                                                             April 19, 1995
                                                                                              (commencement
                                                                                             of operations)
                                                                                           to August 31, 1995
            Per Share Operating Performance
            Net asset value at beginning of period ...................................        $10.00

            Net investment income ....................................................          0.07
            Net realized and unrealized gains on securities ..........................          0.22

            Total from investment operations .........................................          0.29

            Net asset value at end of period .........................................        $10.29


            Total Return* ............................................................          2.90%
            Ratios/Supplemental Data
            Ratios/Supplemental Data
            Net assets at end of period (in 000's) ...................................          $12,717
            Ratio of expenses to average net assets ..................................          0.92%
            Ratio of net investment income to
            average net assets .......................................................          4.56%
            Portfolio turnover rate ..................................................         25.94%**

*Total return measures the change in value of an investment over the period indicated. It assumes reinvestment of dividends and capital gains, if any, at net asset value and is not annualized.
**Not annualized.
 Annualized.



Prospectus

November 1, 1995







This November 1, 1995 prospectus for Franklin Valuemark Funds must be accompanied by the prospectus for Allianz Life Variable Account A ("Allianz ValueLife") dated May 1, 1995.

Please Note: The Franklin Valuemark Funds prospectus dated May 1, 1995 (which has been printed together with the May 1, 1995 Allianz ValueLife prospectus) has been replaced by this November 1, 1995 prospectus.